STATEMENT OF ADDITIONAL INFORMATION                                 MAY 1, 1997
                                                  (as revised on June 13, 1997)
                             AMERICAN SKANDIA TRUST
                 One Corporate Drive, Shelton, Connecticut 06484

--------------------------------------------------------------------------------



American Skandia Trust (the "Trust") is a managed, open-end investment company whose separate portfolios ("Portfolios") are diversified, unless otherwise indicated. The Trust seeks to meet the differing objectives of its Portfolios. Currently, these Portfolios are the Lord Abbett Growth and Income Portfolio, the JanCap Growth Portfolio, the AST Janus Overseas Growth Portfolio, the AST Money Market Portfolio, the Federated Utility Income Portfolio, the Federated High Yield Portfolio, the T. Rowe Price Asset Allocation Portfolio, the T. Rowe Price International Equity Portfolio, the T. Rowe Price Natural Resources Portfolio, the T. Rowe Price International Bond Portfolio (formerly, the AST Scudder International Bond Portfolio), the T. Rowe Price Small Company Value Portfolio, the Founders Capital Appreciation Portfolio, the Founders Passport Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), the INVESCO Equity Income Portfolio, the PIMCO Total Return Bond Portfolio, the PIMCO Limited Maturity Bond Portfolio, the Berger Capital Growth Portfolio, the Robertson Stephens Value + Growth Portfolio, the Twentieth Century International Growth Portfolio, the Twentieth Century Strategic Balanced Portfolio, the AST Putnam Value Growth & Income Portfolio, the AST Putnam International Equity Portfolio (formerly, the Seligman Henderson International Equity Portfolio) and the AST Putnam Balanced Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio).

     American Skandia Investment Services, Incorporated ("ASISI") is the investment manager ("Investment Manager") for the Trust. Currently, ASISI engages a sub-advisor ("Sub-advisor") for each Portfolio. The Sub-advisor for each Portfolio is as follows: (a) Lord Abbett Growth and Income Portfolio: Lord, Abbett & Co.; (b) JanCap Growth Portfolio: Janus Capital Corporation; (c) AST Janus Overseas Growth Portfolio: Janus Capital Corporation; (d) AST Money Market
Portfolio: J.P. Morgan Investment Management, Inc.; (e) Federated Utility Income
Portfolio:  Federated Investment Counseling; (f) Federated High Yield Portfolio:
Federated Investment  Counseling;  (g) T. Rowe Price Asset Allocation Portfolio:
T.  Rowe  Price  Associates,  Inc.;  (h)  T.  Rowe  Price  International  Equity
Portfolio: Rowe Price-Fleming International, Inc.; (i) T. Rowe Price Natural Resources Portfolio: T. Rowe Price Associates, Inc.; (j) T. Rowe Price International Bond Portfolio: Rowe Price-Fleming International, Inc.; (k) T. Rowe Price Small Company Value Portfolio: T. Rowe Price Associates, Inc.; (l)
Founders Capital Appreciation Portfolio: Founders Asset Management, Inc.; (m) Founders Passport Portfolio: Founders Asset Management, Inc.; (n) INVESCO Equity Income Portfolio: INVESCO Trust Company; (o) PIMCO Total Return Bond Portfolio:
Pacific  Investment   Management  Company;   (p)  PIMCO  Limited  Maturity  Bond
Portfolio:  Pacific  Investment  Management  Company;  (q) Berger Capital Growth
Portfolio:  Berger  Associates,  Inc.;  (r)  Robertson  Stephens  Value + Growth
Portfolio: Robertson, Stephens & Company Investment Management, L.P.; (s) Twentieth Century International Growth Portfolio: American Century Investment Management, Inc. (which, prior to January 1, 1997, was named Investors Research Corporation); (t) Twentieth Century Strategic Balanced Portfolio: American Century Investment Management, Inc.; (u) AST Putnam Value Growth & Income
Portfolio: Putnam Investment Management, Inc.; (v) AST Putnam International Equity Portfolio: Putnam Investment Management, Inc.; and (w) AST Putnam Balanced Portfolio: Putnam Investment Management, Inc.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's current Prospectus, a copy of which may be obtained by writing the Trust's administrative office at One Corporate Drive, Shelton, Connecticut 06484 or by calling (203) 926-1888.



This Statement relates to the Trust's Prospectus dated May 1, 1997



                                TABLE OF CONTENTS

Caption                                                                                                        Page

General Information and History...................................................................................3
Investment Objectives and Policies................................................................................3
     Lord Abbett Growth and Income Portfolio......................................................................3
     JanCap Growth Portfolio......................................................................................4
     AST Janus Overseas Growth Portfolio..........................................................................6
     AST Money Market Portfolio..................................................................................10
     Federated Utility Income Portfolio..........................................................................11
     Federated High Yield Portfolio..............................................................................12
     T. Rowe Price Asset Allocation Portfolio....................................................................14
     T. Rowe Price International Equity Portfolio................................................................24
     T. Rowe Price Natural Resources Portfolio...................................................................33
     T. Rowe Price International Bond Portfolio..................................................................43
     T. Rowe Price Small Company Value Portfolio.................................................................52
     Founders Capital Appreciation Portfolio.....................................................................62
     Founders Passport Portfolio.................................................................................70
     INVESCO Equity Income Portfolio.............................................................................77
     PIMCO Total Return Bond Portfolio...........................................................................78
     PIMCO Limited Maturity Bond Portfolio.......................................................................89
     Berger Capital Growth Portfolio.............................................................................99
     Robertson Stephens Value + Growth Portfolio................................................................100
     Twentieth Century International Growth Portfolio...........................................................108
     Twentieth Century Strategic Balanced Portfolio.............................................................111
     AST Putnam Value Growth & Income Portfolio.................................................................117
     AST Putnam International Equity Portfolio..................................................................126
     AST Putnam Balanced Portfolio..............................................................................134
Investment Restrictions.........................................................................................143
Certain Risk Factors and Investment Methods.....................................................................161
Portfolio Turnover..............................................................................................178
Management......................................................................................................178
Management of the Trust.........................................................................................180
Brokerage Allocation............................................................................................183
Allocation of Investments.......................................................................................184
Computation of Net Asset Values.................................................................................185
Purchase and Redemption of Shares...............................................................................185
Tax Matters.....................................................................................................185
Underwriter.....................................................................................................185
Performance.....................................................................................................186
Other Information...............................................................................................187
Financial Statements............................................................................................187
Appendix........................................................................................................287

GENERAL INFORMATION AND HISTORY:

     Prior to May 1, 1992, the Trust was known as the Henderson International Growth Fund, which consisted of only one portfolio. This Portfolio is now known as the AST Putnam International Equity Portfolio (formerly, the Seligman Henderson International Equity Portfolio). The Lord Abbett Growth and Income Portfolio was first offered as of May 1, 1992. The JanCap Growth Portfolio and the AST Money Market Portfolio were first offered as of November 4, 1992. The Federated Utility Income Portfolio and the AST Putnam Balanced Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio) were first offered as of May 1, 1993. The Federated High Yield Portfolio, the T. Rowe Price Asset Allocation Portfolio, the T. Rowe Price International Equity Portfolio, the Founders Capital Appreciation Portfolio, the INVESCO Equity Income Portfolio and the PIMCO Total Return Bond Portfolio were first offered as of December 31, 1993. The T. Rowe Price International Bond Portfolio (formerly, the AST Scudder International Bond Portfolio) was first offered as of May 1, 1994. The Berger Capital Growth Portfolio was first offered as of October 19, 1994. The Founders Passport Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), the T. Rowe Price Natural Resources Portfolio and the PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995. The Robertson Stephens Value + Growth Portfolio was first offered as of May 2, 1996. The AST Janus Overseas Growth Portfolio, the T. Rowe Price Small Company Value Portfolio, the Twentieth Century International Growth Portfolio, the Twentieth Century Strategic Balanced Portfolio and the AST Putnam Value Growth & Income Portfolio were first offered as of January 2, 1997.

INVESTMENT OBJECTIVES AND POLICIES:

     The following information supplements, and should be read in conjunction with, the section in the Trust's Prospectus entitled "Investment Objectives and Policies." The investment objective and supplemental information regarding the policies for each of the Portfolios are described below and should be considered separately. Each Portfolio has a different investment objective and certain policies may vary. As a result, the risks, opportunities and return in each Portfolio may differ. There can be no assurance that any Portfolio's investment objective will be achieved. Certain risk factors in relation to various securities and instruments in which the Portfolios may invest are described in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     The objective for each Portfolio, if it is specifically noted as its "investment objective," and the restrictions described in the section of this Statement entitled "Investment Restrictions," are "fundamental" policies and may not be changed without approval of the shareholders of the affected Portfolio. Investment policies not noted as "investment objectives" or "investment restrictions" are not "fundamental" policies. As indicated in the "Investment Restrictions" section of this Statement, certain investment restrictions apply to all Portfolios, while others only apply to a specific Portfolio. The Trust has the right to modify without shareholder approval the investment policies of any Portfolio that are not specifically identified in the Trust's Prospectus or this Statement as "fundamental."

Lord Abbett Growth and Income Portfolio:

Investment Objective: The investment objective of the Lord Abbett Growth and Income Portfolio is long-term growth of capital and income without excessive fluctuation in market value.

Investment Policies:

     Covered Call Options. The Portfolio may write covered call options which are traded on a national securities exchange with respect to its securities in an attempt to increase income and to provide greater flexibility in the disposition of securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the Portfolio forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds the net premium). The Portfolio may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security with the same exercise price and call period as the option previously written. If the Portfolio is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Sub-advisor does not intend to have the Portfolio write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus of the Trust. For an additional discussion of call options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. Investments in illiquid securities are limited to a maximum of 10% of Portfolio net assets. Illiquid securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Sub-advisor under the supervision of the Trustees. Examples of factors which the Sub-advisor may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). For a discussion of illiquid or restricted securities and certain risks involved therein see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

JanCap Growth Portfolio:

Investment Objective: The investment objective of the JanCap Growth Portfolio is growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Investment Policies:

 .........The Portfolio may, as a fundamental policy, invest all of its assets in
the  securities  of  a  single  open-end  management   investment  company  with
substantially  the  same  fundamental   investment   objectives,   policies  and
restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue the purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive or other relief under the provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder as may be necessary regarding investments in such investment companies.

     Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio (i.e., no leveraging). The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

 .........The  Portfolio  may  buy  or  write  options  in  privately  negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted, by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Portfolio, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Portfolio also may enter into these transactions to protect against any increase in the price of securities the Portfolio may consider buying at a later date. The Portfolio does not intend to use these transactions as speculative investments. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

 .........The  Portfolio may enter into  interest rate swaps,  caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

     There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above. For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

     Repurchase Agreements and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. The Portfolio may also enter into reverse repurchase agreements. For a description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the JanCap Growth Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.

     1. The Portfolio will not purchase a security if as a result, more than 15% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any. The Trustees, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

         2. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         3. The Portfolio will not enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets.

         4. The Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

         5. The Portfolio will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

         6. The Portfolio will not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

AST Janus Overseas Growth Portfolio:

     Investment Objective: The investment objective of the AST Janus Overseas Growth Portfolio is to seek long-term growth of capital.

Investment Policies:

         The portfolio pursues its objective by investing primarily in common stocks of foreign issuers of any size. The Portfolio normally invests at least 65% of its total assets in issuers from at least five different countries excluding the United States. The Portfolio may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue the purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio (i.e., no leveraging). The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted, by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian of the Portfolio. If the Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will segregate cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above. For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Illiquid Investments. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Sub-advisor will make liquidity determinations with respect to the Portfolio securities, including Rule 144A Securities, commercial paper and municipal lease obligations. Under the guidelines established by the Trustees, the Sub-advisor will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, the Sub-advisor will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by an NRSRO.

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Zero-Coupon, Pay-In-Kind and Step Coupon Securities. The Portfolio may invest up to 10% of its assets in zero-coupon, pay-in-kind and step coupon securities. For a discussion of zero-coupon debt securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Pass-Through Securities. The Portfolio may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolio. For an additional discussion of pass-through securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary Receipts. The Portfolio may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolio may also invest in European Depositary Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets. GDRs are securities convertible into equity securities of foreign issuers.

     Other  Income-Producing   Securities.   Other  types  of  income  producing
securities that the Portfolio may purchase include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

                  Standby Commitments. These instruments, which are similar to a put, give the Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

                  Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

                  Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Portfolio will not invest more than 5% of its assets in inverse floaters.
The Portfolio will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Portfolio.

         Repurchase and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Sub-advisor to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Sub-advisor. The Portfolio may also enter into reverse repurchase agreements. While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties that Sub-advisor deems creditworthy. For an additional description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the AST Janus Overseas Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval:

         1. The Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         2. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         3. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     4. The Portfolio does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act.

         5. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         6. The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Investment Manager acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

     7. The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Money Market Portfolio:

     Investment Objective: The investment objective of the AST Money Market Portfolio is to seek high current income and maintain high levels of liquidity.

Investment Policies:

     Bank Obligations. The Portfolio will not invest in bank obligations for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

         Asset-Backed Securities. The asset-backed securities in which the Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested. For a discussion of asset-backed securities and the risks involved therein see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. The repurchase agreements into which the Portfolio may enter will usually be short, from overnight to one week, and at no time will the Portfolio invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. For a discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio invests the proceeds of borrowings under reverse repurchase agreements. The Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Portfolio will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, such reverse repurchase agreement may have a negative impact on the Portfolio's ability to maintain a net asset value of $1.00 per share.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depositary receipts and the risks involved in investing in foreign securities, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In making a loan, the Portfolio will consider all facts and circumstances surrounding the making of the loan, including the creditworthiness of the borrowing financial institution. The Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, employee or Trustee of the Trust, the Investment Manager, any Sub-advisor of the Trust, or the Administrator unless otherwise permitted by applicable law.

Federated Utility Income Portfolio:

Investment Objective: The investment objective of the Federated Utility Income Portfolio is high current income and moderate capital appreciation by investing primarily in equity and debt securities of utility companies.

Investment Policies:

     U.S. Government Securities. The Portfolio may invest in U.S. government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations. Examples of instrumentalities and agencies which may not always receive support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

         Convertible Securities. Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock of the issuer or a related financial entity (for example, a merged or acquired company or partner). Convertible securities may include but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, like DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security. DECS offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common up to the first call price. They are effectively capped at that point unless the common rises above a second price point at which time they participate with unlimited upside potential.); LYONS (Liquid Yield Option Notes. A corporate bond which is purchased at a price below par with no coupon, and is convertible into stock.); PERCS (Preferred Equity Redeemable Preferred Stock. An equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity. PERCS offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common falls, while the cap price limits gains when the common rises.); PRIDES (Preferred Redeemable Increased Dividend Securities. Essentially the same as DECS; the difference is little more than who initially underwrites the issue). Convertible securities are often rated below investment grade or are not rated because they fall below straight debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or unrated. The Fund does not limit convertible securities by rating.

         As with all securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation, and most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of nonconvertible debt of similar quality, often called "investment value," and may not experience the same decline as the underlying common stock.

         Many convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.

         When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price and yield for the Portfolio. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Portfolio sufficient to make payment for the securities purchased are segregated on the Portfolio's records at the trade date. These securities are marked to market daily and maintained until the transaction is settled. For a discussion of when-issued securities and certain risks involved therein see this Statement under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The collateral received when the Portfolio lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Portfolio. During the time Portfolio securities are on loan, the borrower pays the Portfolio any dividends or interest paid on such securities. Loans are subject to termination at the option of the Portfolio or the Borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote the securities on loan, but would terminate the loan and regain the right to vote if that were considered important by the Investment Manager with respect to the investment.

         Reverse Repurchase Agreements. The use of reverse repurchase agreements may allow the Portfolio to avoid selling Portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into a reverse repurchase agreement does not ensure that the Portfolio will be able to avoid selling Portfolio instruments at a disadvantageous time. For a discussion of reverse repurchase agreements, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policy Which May Be Changed Without Shareholder Approval. The following limitation is applicable to the Federated Utility Income Portfolio. The limitation is not a "fundamental" restriction and may be changed by the Trustees without shareholder approval.

         The Portfolio will not write call options on securities unless the securities are held in the Portfolio or unless the Portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Portfolio will not purchase options on securities unless the securities are held in the Portfolio.

Federated High Yield Portfolio:

     Investment Objective: The Federated High Yield Portfolio's investment objective is to seek high current income.

Investment Policies:

         Corporate Debt Securities. The Portfolio invests primarily in fixed rate corporate debt securities. The fixed rate corporate debt obligations in which the Portfolio intends to invest are expected to be lower-rated. For a discussion of the special risks associated with lower-rated securities, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods." Corporate debt obligations in which the Portfolio invests may bear fixed, floating, floating and contingent, or increasing rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     U.S. Government Obligations. The types of U.S. government obligations in which the Portfolio may invest include, but are not limited to, direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities may be backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations. For an additional discussion of the types of U.S. government obligations in which the Portfolio may invest, see the Trust's Prospectus under "Investment Objectives and Policies."

         Restricted Securities. The Portfolio expects that any restricted securities would be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities are generally subject to legal or contractual delays on resale. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable. For a discussion of illiquid and restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         When-Issued and Delayed Delivery Transactions. The Portfolio may purchase fixed-income securities on a when-issued or delayed delivery basis. The Portfolio may engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objective and policies, not for investment leverage. These transactions are arrangements in which the Portfolio purchases securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. These transactions are made to secure what is considered to be an advantageous price and yield for the Portfolio.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Portfolio sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and will maintain until the transaction is settled. For an additional discussion of when-issued securities and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Portfolio will require its custodian to take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Portfolio, the Portfolio could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Portfolio might be delayed pending court action. The Portfolio believes that under the regular procedures normally in effect for custody of the Portfolio's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities. The Portfolio will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Sub-advisor to be creditworthy, pursuant to guidelines established by the Board of Trustees. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. In order to generate additional income, the Portfolio may lend its securities to brokers/dealers, banks, or other institutional borrowers of securities. The Portfolio will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Sub-advisor has determined are creditworthy under guidelines established by the Trustees. The collateral received when the Portfolio lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Portfolio.
During the time Portfolio securities are on loan, the borrower pays the Portfolio any dividends or interest paid on such securities. Loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or cash equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         Reverse Repurchase Agreements. The Portfolio may also enter into reverse repurchase agreements. When effecting reverse repurchase agreements, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to ensure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. For a discussion of reverse repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Portfolio Turnover. The Portfolio may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities. For an additional discussion of portfolio turnover, see this Statement and the Trust's Prospectus under "Portfolio Turnover."

         Adverse Legislation. In 1989, legislation was enacted that required federally insured savings and loan associations to divest their holdings of lower-rated bonds by 1994. This legislation also created the Resolution Trust Corporation (the "RTC"), which disposed of a substantial portion of lower-rated bonds held by failed savings and loan associations. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds, and the divestiture of bonds by these institutions and the RTC, have had an adverse impact on the overall liquidity of the market for such bonds. Federal and state legislatures and regulators have and may continue to propose new laws and regulations designed to limit the number or type of institutions that may purchase lower-rated bonds, reduce the tax benefits to issuers of such bonds, or otherwise adversely impact the liquidity of such bonds. The Portfolio cannot predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.

     Foreign Securities. For a discussion of certain risks involved with investing in foreign securities, including currency risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Federated High Yield Portfolio. The limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval.

     1. The Portfolio will not invest more than 15% of the value of its net assets in securities that are not readily marketable;

         2. The Portfolio will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer. For these purposes, the Portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series designations or other differences.

T. Rowe Price Asset Allocation Portfolio:

Investment  Objective:  The  investment  objective  of the T. Rowe  Price  Asset
Allocation Portfolio is to seek a high level of total return by investing primarily in a diversified group of fixed-income and equity securities.

Investment Policies: The Portfolio's share price will fluctuate with changing market conditions and interest rate levels and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock or bond markets. The Portfolio cannot guarantee that it will achieve its investment objectives. Fixed income securities in which the Portfolio may invest include, but are not limited to, those described below.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     Supranational Entities. The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust's Prospectus.

         For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         For an additional discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

         Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies. The Portfolio will not write a covered call option if, as a result, the aggregate market value of all Portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency, The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies. The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies. For a discussion of options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase American or European style put options. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio will not commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Purchasing Call Options. The Portfolio may purchase American or European call options. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio will not commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions   in  Futures.   The  Portfolio  may  enter  into
financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").

         Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio's portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindexes whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas. For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

         The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover will be employed.

         In addition, CFTC regulations may impose limitations on the Portfolio's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

                  Risks of Transactions in Futures Contracts. See this Statement and the Trust's Prospectus under "Certain Risks and Investment Methods" for an additional description of certain risks involved in futures contracts.

         Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds for which T. Rowe Price Associates, Inc. or Rowe Price-Fleming International, Inc. serve as sub-advisor. Such aggregated orders would be allocated among the Portfolio and such other mutual funds or portfolios of mutual funds in a fair and non-discriminatory manner.

         See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options on futures contracts.

         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in financial futures or options transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to enter into foreign futures and options transactions. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in foreign futures and options.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers in developed countries. Because the Portfolio may invest in foreign securities, investment in the Portfolio involves risks that are different in some respects from an investment in a Portfolio which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the U.S. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         For a discussion of certain risks involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

         Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

         Illiquid and Restricted Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. The Portfolio may invest in illiquid securities including repurchase agreements which do not provide for payment within seven days, but will not acquire such securities if, as a result, they would comprise more than 15% of the value of the Portfolio's net assets.

         Restricted   securities  may  be  sold  only  in  privately  negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         The Portfolio may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         Repurchase Agreements. Subject to the guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank which is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be considered illiquid. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of Portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a fundamental policy. Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow Portfolios from, other mutual funds or portfolios of mutual funds sponsored or advised by Sub-advisor or Rowe Price-Fleming International, Inc. The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities. The Portfolio may from time to time purchase securities on a "when-issued" basis. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolio does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The
Portfolio will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of when-issued securities, see this Statement under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable only to the T. Rowe Price Asset Allocation Portfolio. These limitations are not fundamental restrictions, and can be changed by the Trustees without shareholder approval. The Portfolio will not:

     1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;

     2. Invest in companies for the purpose of exercising management or control;

     3. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

         5. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

     6. Invest in puts, calls, straddles, spreads, or any combination thereof to the extent permitted by the Prospectus and this Statement;

     7. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

         8. Invest in warrants if, as a result thereof, more than 10% of the value of the total assets of the Portfolio would be invested in warrants, provided that this restriction does not apply to warrants acquired as the result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market;

         9.       Effect short sales of securities;

         10. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.

         Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

T. Rowe Price International Equity Portfolio:

Investment Objective: The investment objective of the T. Rowe Price International Equity Portfolio is to seek a total return on its assets from long-term growth of capital and income principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return.

Investment Policies: Sub-advisor regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon its current assessment, Sub-advisor believes long-term growth of capital may be achieved by investing in marketable securities of non-U.S. companies which have the potential for growth of capital. Of course, there can be no assurance that Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

          The Portfolio's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. The Portfolio is subject to risks unique to international investing. Further, there is no assurance that the favorable trends discussed below will continue, and the Portfolio cannot guarantee it will achieve its objective.

          It is the present intention of Sub-advisor to invest in companies based in (or governments of or within) the Far East (for example, Japan, Hong Kong, Singapore, and Malaysia), Western Europe (for example, United Kingdom, Germany, Netherlands, France, Spain, and Switzerland), South Africa, Australia, Canada, and such other areas and countries as Sub-advisor may determine from time to time.

          In determining the appropriate distribution of investments among various countries and geographic regions, Sub-advisor ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

          In analyzing companies for investment, Sub-advisor ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

          It is expected that the Portfolio's investments will ordinarily be traded on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

          The Portfolio will invest in securities denominated in currencies specified elsewhere herein.

          It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

          The Portfolio may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these funds is subject to the provisions of the 1940 Act discussed below. If the Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

          Apart from the matters described herein, the Portfolio is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described in the Trust's Prospectus and this Statement. It should be noted, however, that this situation could change at any time.

          The Portfolio may invest in companies located in Eastern Europe. The Portfolio will only invest in a company located in, or a government of, Eastern Europe or Russia, if the Sub-advisor believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, the Portfolio will be required to include such securities within its 15% restriction on investing in illiquid securities.

          Risk Factors of Foreign Investing. There are special risks in investing in the Portfolio. Certain of these risks are inherent in any international mutual fund; others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

          Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment policies will be successful, or that its investment objective will be attained. The Portfolio is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. For a discussion of certain risks involved in foreign investing see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

          Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

          The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies. The Portfolio will not write a covered call option if, as a result, the aggregate market value of all Portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

          Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The Portfolio will effect closing transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

          Writing Covered Put Options. Although the Portfolio has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Portfolio, the Portfolio reserves the right to do so.

          The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" options at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

          The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

          Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

          The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

          Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to perform would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions in Futures. The Portfolio may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"); however, the Portfolio has no current intention of entering into interest rate futures. The Portfolio, however, reserves the right to trade in financial futures of any kind.

          Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio, as a cash management tool, or as an efficient way for Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

          For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                   Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover will be employed.

          In addition, CFTC regulations may impose limitations on the Portfolio's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

          Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by Price-Fleming International, Inc. or T. Rowe Price Associates, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner.

          See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options and futures contracts.

          Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in financial futures or option transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

          Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         For an additional discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Federal  Tax  Treatment  of  Options,  Futures  Contracts  and Forward
Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

          Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

          Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

          Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

          Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

          Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price Associates, Inc. ("T. Rowe Price") approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

          Illiquid and Restricted Securities. The Portfolio may not invest in illiquid securities including repurchase agreements which do not provide for payment within seven days, if as a result, they would comprise more than 15% of the value of the Portfolio's net assets.

          Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Trust's Board of Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

          Notwithstanding the above, the Portfolio may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

          The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

          Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a "fundamental policy." Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.

          Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by Sub-advisor or T. Rowe Price Associates, Inc.
The Portfolio has no current intention of engaging in these practices at this time.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the T. Rowe Price International Equity Portfolio. These limitations are not "fundamental" restrictions, and can be changed by the Trustees without shareholder approval. The Portfolio will not:

     1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets.

     2. Invest in companies for the purpose of exercising management or control;

     3. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

     5. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and this Statement;

     6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of Portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts and other permissible investments;

         7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as a security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         8.     Effect short sales of securities;

         9. Invest in warrants if, as a result thereof, more than 10% of the value of the total assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market;

         10. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.

         Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

          In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment portfolios to permit indirect foreign investment in such securities. For tax purposes these portfolios may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

T. Rowe Price Natural Resources Portfolio:

Investment Policies: The Portfolio will normally have primarily all of its assets in equity securities (e.g., common stocks). This portion of the Portfolio's assets will be subject to all of the risks of investing in the stock market. There is risk in all investment. The value of the portfolio securities of the Portfolio will fluctuate based upon market conditions. Although the Portfolio seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. The fixed-income securities in which the Portfolio may invest include, but are not limited to, those described below.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

     Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

     Foreign   Government   Securities.   Issued  or  guaranteed  by  a  foreign
government, province, instrumentality, political subdivision or similar unit thereof.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     Supranational Entities. The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.

         Debt Obligations. Although primarily all of the Portfolio's assets are invested in common stocks, the Portfolio may invest in convertible securities, corporate debt securities and preferred stocks. See this Statement under "Certain Risk Factors and Investment Methods," for a discussion of debt obligations.

         The Portfolio's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

         Risks of Low-Rated Debt Securities. The Portfolio may invest in low quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Portfolio invests in such bonds, achievement of its investment objective will be more dependent on Sub-advisor's credit analysis than would be the case if the Portfolio was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust's Prospectus.

         For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         For an additional discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed Securities. Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets. Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Portfolio will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

         Writing Covered Call Options. The Portfolio may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor is opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call to be "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer (Over-the-Counter) Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions in Futures. The Portfolio may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"). The Portfolio may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures contracts may be used to attempt to hedge a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Portfolio may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory Limitations. The Portfolio will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC and applicable state law.

         The Portfolio may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees of the Trust without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or identified accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

         Options on Futures Contracts. The Portfolio may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds for which the Sub-advisor or Rowe Price-Fleming International, Inc. serves as Sub-advisor. Such aggregated orders would be allocated among such portfolios in a fair and non-discriminatory manner.

         See this Statement and Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Portfolio's use of such contracts would include, but not be limited to, the following:

         First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and policies. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid, high-grade debt securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward contract, the Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts) beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

         Illiquid and Restricted Securities. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into a repurchase agreement through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book- entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Reverse Repurchase Agreements. Although the Portfolio has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Portfolio reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Portfolio is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

     Warrants. The Portfolio may acquire warrants. For a discussion of certain risks involved therein, see this Statement under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission and certain state regulatory agencies, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by Sub-advisor or Rowe Price-Fleming International, Inc. The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Portfolio may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Portfolio's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Portfolio will cover these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the T. Rowe Price Natural Resources Portfolio. These limitations are not "fundamental" restrictions and can be changed by the Trustees without shareholder approval. The Portfolio will not:

     1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

     2. Invest in companies for the purpose of exercising management or control;

         3. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

     4. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

         7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

     8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and this Statement;

         9.       Effect short sales of securities;

         10. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

T. Rowe Price International Bond Portfolio:

Investment Objective: The T. Rowe Price International Bond Portfolio's objective is to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States.

Investment Policies: The Portfolio also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Portfolio's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or bank holding company debt securities and other debt securities including those convertible into common stock. The Portfolio will invest at least 65% of its assets in high-quality bonds but may invest up to 20% of assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating.

          Sub-advisor regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Of course, there can be no assurance that Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

         The Portfolio's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon as a complete investment program, nor used to play short-term swings in the global bond or foreign exchange markets. The Portfolio is subject to risks unique to international investing.

          The Portfolio will invest in securities denominated in currencies specified elsewhere herein.

          It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

          The Portfolio may invest in investment portfolios which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these portfolios is subject to the provisions of the 1940 Act discussed below. If the Portfolio invests in such investment portfolios, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment portfolios. In addition, the securities of these investment portfolios may trade at a premium over their net asset value.

          Apart from the matters described herein, the Portfolio is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described in the Trust's Prospectus and this Statement. It should be noted, however, that this situation could change at any time.

          The Portfolio may invest in companies located in Eastern Europe, Russia or certain Latin American countries. The Portfolio will only invest in a company located in, or a government of, Eastern Europe, Russia or Latin America, if the Sub-advisor believes the potential return justifies the risk.

          Risk Factors of Foreign Investing. There are special risks in investing in the Portfolio. Certain of these risks are inherent in any international mutual fund others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

          Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment policies will be successful, or that its investment objective will be attained. The Portfolio is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. For a discussion of certain risks involved in foreign investing see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

          Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

          The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies. The Portfolio will not write a covered call option if, as a result, the aggregate market value of all Portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency, The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

          Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The Portfolio will effect closing transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

          Writing Covered Put Options. Although the Portfolio has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Portfolio, the Portfolio reserves the right to do so.

          The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" options at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

          The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

          Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

          The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

          Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions in Futures. The Portfolio may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"); however, the Portfolio has no current intention of entering into interest rate futures. The Portfolio, however, reserves the right to trade in financial futures of any kind.

          Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way for Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

          For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                   Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover will be employed.

          In addition, CFTC regulations may impose limitations on the Portfolio's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

          Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or T. Rowe Price Associates, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner.

          See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options and futures contracts.

          Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in financial futures or option transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

          Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         For an additional discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain options, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

          Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

          Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

          Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

          Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

          Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price Associates, Inc. ("T. Rowe Price") approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Illiquid and Restricted Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. The Portfolio may invest in illiquid securities, including restricted securities and repurchase agreements which do not provide for payment within seven days, but will not acquire such securities if, as a result, they would comprise more than 15% of the value of the Portfolio's net assets.

         Restricted   securities  may  be  sold  only  in  privately  negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Trust's Board of Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         Debt Securities. The Portfolio's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The Portfolio may invest up to 20% of its total assets in securities rated below BBB or Baa, including bonds in default or those with the lowest rating. See the Appendix to this Statement for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         High Yield, High Risk Securities. Below investment grade securities (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Sub-advisor's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities.

         For an additional discussion of certain risks involved in investing in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero-Coupon Securities. The Portfolio may invest in zero-coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. For a discussion of zero-coupon securities and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

          Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a "fundamental policy." Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by Sub-advisor or T. Rowe Price Associates, Inc.
The Portfolio has no current intention of engaging in these practices at this time.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the T. Rowe Price International Bond Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

     1. Pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

         2. Purchase securities on margin, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     3. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

         4. Buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;

         5. Enter into futures contracts or purchase options thereon which do not represent bona fide hedging unless immediately after the purchase, the value of the aggregate initial margin with respect to all such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the Portfolio's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         6. Purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 10% of the value of the Portfolio's total net assets, except that this restriction does not apply to warrants acquired as a result of the purchase of another security;

         7. Make securities loans if the value of such securities loaned exceeds 30% of the value of the Portfolio's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Portfolio has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Portfolio's total assets; or

         8.       Purchase or sell real estate limited partnership interests.

         9. Purchase securities which are not bonds denominated in foreign currency ("international bonds") if, immediately after such purchase, less than 65% of its total assets would be invested in international bonds, except that for temporary defensive purposes the Portfolio may purchase securities which are not international bonds without limitation;

         10. Borrow money in excess of 5% of its total assets (taken at market value) or borrow other than from banks; however, in the case of reverse repurchase agreements, the Portfolio may invest in such agreements with other than banks subject to total asset coverage of 300% for such agreements and all borrowings;

     11. Invest more than 20% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;

     12. Invest in companies for the purpose of exercising management or control;

     13. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

         14.      Effect short sales of securities.

         In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

         Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.

T. Rowe Price Small Company Value Portfolio:

Investment Objective: The investment objective of the T. Rowe Price Small Company Value Portfolio is to provide long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

         Although primarily all of the Portfolio's assets are invested in common stocks, the Portfolio may invest in convertible securities, corporate debt securities and preferred stocks. The fixed-income securities in which the Portfolio may invest include, but are not limited to, those described below. See this Statement under "Certain Risk Factors and Investment Methods," for an additional discussion of debt obligations.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

     Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

     Foreign   Government   Securities.   Issued  or  guaranteed  by  a  foreign
government, province, instrumentality, political subdivision or similar unit thereof.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     Supranational Entities. The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.

         Lower-Rated Debt Securities. The Portfolio's investment program permits it to purchase below investment grade securities, commonly referred to as "junk bonds." Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

         Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Portfolio invests in such bonds, achievement of its investment objective will be more dependent on Sub-advisor's credit analysis than would be the case if the Portfolio was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Trust's Prospectus.

         For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         For an additional discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed Securities. Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets. Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Portfolio will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing Covered Call Options. The Portfolio may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call to be "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer (Over-the-Counter) Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions in Futures. The Portfolio may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"). The Portfolio may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures contracts may be used to attempt to hedge a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Portfolio may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory Limitations. The Portfolio will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC and applicable state law.

         The Portfolio may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees of the Trust without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or identified accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

         Options on Futures Contracts. The Portfolio may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or Rowe Price-Fleming International, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner.

         See this Statement and Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Portfolio's use of such contracts would include, but not be limited to, the following:

         First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and policies. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid assets and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward contract, the Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts) beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

         Illiquid and Restricted Securities. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments). Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into a repurchase agreement through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book- entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Reverse Repurchase Agreements. Although the Portfolio has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Portfolio reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Portfolio is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

     Warrants. The Portfolio may acquire warrants. For a discussion of certain risks involved therein, see this Statement under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by Sub-advisor or Rowe Price-Fleming International, Inc. The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Portfolio may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Portfolio's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Portfolio will cover these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the T. Rowe Price Small Company Value Portfolio. These limitations are not "fundamental" restrictions, and can be changed by the Trustees without shareholder approval. The Portfolio will not:

     1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

     2. Invest in companies for the purpose of exercising management or control;

         3. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

     4. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

     6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

         7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

     8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and this Statement;

         9.       Effect short sales of securities;

         10. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

Founders Capital Appreciation Portfolio:

Investment Policies:

         Options On Stock Indices and Stocks. An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities. In addition, the Portfolio may purchase options on securities. The Portfolio may also purchase put and call options on stock indices.

         The Portfolio may write ("sell") options on any or all of its portfolio securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate. No specified percentage of the Portfolio's assets is invested in securities with respect to which options may be written. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         When the Portfolio purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Portfolio will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Portfolio to enter into a closing purchase transaction and close out its position. If the Portfolio desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

         The Portfolio may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

         Options written by the Portfolio will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

         A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. The Portfolio purchases put options on stock indices to protect the Portfolio against decline in value. The Portfolio purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. Any gain in the price of a call option is likely to be offset by higher prices the Portfolio must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

         The Portfolio may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Portfolio may utilize either broadly based or market segment indices in seeking a better correlation between the indices and its portfolio.

         Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options the Portfolio may hold may be affected by options held by other advisory clients of the Sub-advisor. As of the date of this Statement, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Portfolio.

         One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Portfolio. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Portfolio may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Portfolio will lose the right to appreciation of the stock for the duration of the option. For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

         The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Portfolio could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby prevent the Portfolio's net asset value from declining as much as it otherwise would have. The Portfolio also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities.

         Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market.

         The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. The Portfolio may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions which are used as part of the Portfolio's strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Portfolio's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the situation in which the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Portfolio, there was a general increase in interest rates, thereby making the Portfolio's securities less valuable. In all instances involving the purchase of financial futures contracts by the Portfolio, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

         Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Portfolio would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired. For an additional discussion of futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Portfolio is not fully invested it could buy a call option on a futures contract to hedge against a market advance. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio would be able to buy a put option on a futures contract to hedge its portfolio against the risk of falling prices. For an additional discussion of options on futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risks Factors and Investment Methods."

         Options on Foreign Currencies. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio could buy put options on the foreign currency. If the value of the currency declines, the Portfolio would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Portfolio could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Portfolio may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

         In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume. For an additional discussion of certain risks involved in investing in futures and options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. For a discussion of the risks involved in foreign investments, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Forward Contracts For Purchase or Sale of Foreign Currencies. The Portfolio generally will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Portfolio purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, the Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolio will not speculate in forward contracts.

         Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Portfolio may each enter into a forward contract to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of those Portfolio securities denominated in that currency. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolio's limitation on investing in illiquid securities.

         At the consummation of a forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Portfolio assets into such currency.

         Dealings in forward contracts by the Portfolio will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. As discussed in the Prospectus, the Portfolio may invest up to 15% of the value of its net assets, measured at the time of investment, in investments which are not readily marketable. Restricted securities are securities that may not be resold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Restricted securities (other than Rule 144A securities deemed to be liquid, discussed below) and securities which, due to their market or the nature of the security, have no readily available markets for their disposition are considered to be not readily marketable or "illiquid." These limitations on resale and marketability may have the effect of preventing the Portfolio from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, the Portfolio does not intend to engage in underwriting activities, except to the extent the Portfolio may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. For an additional discussion of illiquid or restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Portfolio may invest in Rule 144A securities which, as disclosed in the Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A which provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Portfolio could affect adversely the marketability of the security. In such an instance, the Portfolio might be unable to dispose of the security promptly or at reasonable prices.

         The Sub-advisor will determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Portfolio's limitations on investing in securities that are not readily marketable. The Sub-advisor will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

         Low-Rated and Unrated Fixed-Income Securities. The Portfolio may invest up to 5% of its total assets in fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. (This limitation does not apply to convertible securities and preferred stocks.) Investment in lower-rated or unrated securities is generally considered to be high risk investment. These debt securities are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The Appendix to this Statement provides a description of such debt security ratings. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of the Portfolio's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In order to decrease the risk in investing in debt securities, in no event will the Portfolio ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because investment in medium and lower-rated securities involves greater credit risk, achievement of the Portfolio's investment objectives may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Portfolio may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield, high risk debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Portfolio's net asset value. Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Portfolio to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Portfolio does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Sub-advisor seeks to reduce the overall risks associated with the Portfolio's investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Portfolio will achieve its investment objective.

         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with respect to money market instruments eligible for investment by the Portfolio with member banks of the Federal Reserve system, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Portfolio's limitation with respect to illiquid securities.

         The Portfolio has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. The Portfolio may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible Securities. The Portfolio may buy securities convertible into common stock if, for example, the Sub-advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Portfolio; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Founders Capital Appreciation Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

     1. Invest more than 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;

     2. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer;

     3. Purchase securities of other investment companies except in compliance with the 1940 Act;

     4. Invest in companies for purposes of exercising control or management;

         5. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

         In addition, in periods of uncertain market and economic conditions, as determined by the Sub-advisor, the Portfolio may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

Founders Passport Portfolio:

     Investment Objective: The investment objective of the Founders Passport Portfolio is to seek capital appreciation.

Investment Policies:

         Options On Stock Indices and Stocks. An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities. In addition, the Portfolio may purchase options on securities. The Portfolio may also purchase put and call options on stock indices.

         The Portfolio may write ("sell") options on any or all of its portfolio securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate. No specified percentage of the Portfolio's assets is invested in securities with respect to which options may be written. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         When the Portfolio purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Portfolio will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Portfolio to enter into a closing purchase transaction and close out its position. If the Portfolio desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

         The Portfolio may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

         Options written by the Portfolio will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

         A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. The Portfolio purchases put options on stock indices to protect the Portfolio against decline in value. The Portfolio purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. Any gain in the price of a call option is likely to be offset by higher prices the Portfolio must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

         The Portfolio may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Portfolio may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the portfolio.

         Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options the Portfolio may hold may be affected by options held by other advisory clients of the Sub-Advisor. As of the date of this Statement, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Portfolio.

         One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Portfolio. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Portfolio may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Portfolio will lose the right to appreciation of the stock for the duration of the option. For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

         The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Portfolio could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby prevent the Portfolio's net asset value from declining as much as it otherwise would have. The Portfolio also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities.

         Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market.

         The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. The Portfolio may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions which are used as part of the Portfolio's strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Portfolio's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the situation in which the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Portfolio, there was a general increase in interest rates, thereby making the Portfolio's securities less valuable. In all instances involving the purchase of financial futures contracts by the Portfolio, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

         Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Portfolio would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired. For an additional discussion of futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Portfolio is not fully invested it could buy a call option on a futures contract to hedge against a market advance. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio would be able to buy a put option on a futures contract to hedge the Portfolio against the risk of falling prices. For an additional discussion of options on futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risks Factors and Investment Methods."

         Options on Foreign Currencies. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio could buy put options on the foreign currency. If the value of the currency declines, the Portfolio would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on the Portfolio which otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Portfolio could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Portfolio may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

         In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume. For an additional discussion of certain risks involved in investing in futures and options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. For a discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward Contracts for Purchase or Sale of Foreign Currencies. The Portfolio generally conducts its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Portfolio purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, the Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolio will not speculate in forward contracts.

         Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Portfolio may enter into a forward contract to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the Portfolio's securities denominated in that currency. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolio's limitation on investing in illiquid securities.

         At the consummation of a forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Portfolio assets into such currency.

         Dealings in forward contracts by the Portfolio will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. As discussed in the Prospectus, the Portfolio may invest up to 15% of the value of its net assets, measured at the time of investment, in investments which are not readily marketable. Restricted securities are securities that may not be resold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Restricted securities (other than Rule 144A securities deemed to be liquid, discussed below) and securities which, due to their market or the nature of the security, have no readily available markets for their disposition are considered to be not readily marketable or "illiquid." These limitations on resale and marketability may have the effect of preventing the Portfolio from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, the Portfolio does not intend to engage in underwriting activities, except to the extent the Portfolio may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. For an additional discussion of illiquid or restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Portfolio may invest in Rule 144A securities which, as disclosed in the Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A which provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Portfolio could affect adversely the marketability of the security. In such an instance, the Portfolio might be unable to dispose of the security promptly or at reasonable prices.

         The Sub-advisor will determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Portfolio's limitations on investing in securities that are not readily marketable. The Sub-advisor will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

         Lower-Rated or Unrated Fixed-Income Securities. The Portfolio may invest up to 5% of its total assets in fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. (This limitation does not apply to convertible securities and preferred stocks.) Investments in lower-rated or unrated securities are generally considered to be of high risk. These debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The Appendix to this Statement provides a description of such debt security ratings. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of the Portfolio's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In order to decrease the risk in investing in debt securities, in no event will the Portfolio ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because investment in medium and lower-rated securities involves greater credit risk, achievement of the Portfolio's investment objective may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Portfolio may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Portfolio's net asset value. Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Portfolio to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Portfolio does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Sub-advisor seeks to reduce the overall risks associated with the Portfolio's investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Portfolio will achieve its investment objective.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with respect to money market instruments eligible for investment by the Portfolio with member banks of the Federal Reserve system, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Portfolio's limitation with respect to illiquid securities.

         The Portfolio has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. The Portfolio may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible Securities. The Portfolio may buy securities convertible into common stock if, for example, the Sub-advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Portfolio; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the Founders Passport Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval. The Portfolio will not:

     1. Invest more than 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;

     2. Purchase securities of other investment companies except in compliance with the 1940 Act;

     3. Invest in companies for the purpose of exercising control or management.

         4. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin; or

         5.       Sell securities short.

         In addition, in periods of uncertain market and economic conditions, as determined by the Sub-advisor, the Portfolio may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

INVESCO Equity Income Portfolio:

     Investment Objective: The INVESCO Equity Income Portfolio seeks high current income while following sound investment practices.

Investment Policies: The Portfolio will pursue its objective by investing its assets in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. Capital growth potential is an additional consideration in the selection of portfolio securities. The Portfolio invests in common stocks, as well as convertible bonds and preferred stocks.

         In pursuing its investment objective, the Portfolio normally invests at least 65% of its total assets in dividend paying common stocks. Up to 10% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. Sometimes warrants are acquired when offered with income-producing securities, but the warrants are disposed of at the first favorable opportunity. Acquiring warrants involves a risk that the Portfolio will lose the premium it pays to acquire warrants if the Portfolio does not exercise a warrant before it expires. The major portion of the investment portfolio normally consists of common stocks, convertible bonds and debentures, and preferred stocks; however, there may also be substantial holdings of debt securities, including non-investment grade and unrated debt securities.

         The debt securities in which the Portfolio invests are generally subject to two kinds of risk, credit risk and market risk. The ratings given a debt security by Moody's and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Portfolio assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) debt securities, while intended to increase the yield produced by the Portfolio's debt securities, will also increase the credit risk to which those debt securities are subject.

         Lower-rated debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics. Although the Portfolio may invest in debt securities assigned lower grade ratings by S&P or Moody's, the Portfolio's investments have generally been limited to debt securities rated B or higher by either S&P or Moody's. Debt securities rated lower than B by either S&P or Moody's may be highly speculative. The Sub-advisor intends to limit such Portfolio investments to debt securities which are not believed by the Sub-advisor to be highly speculative and which are rated at least CCC or Caa, respectively, by S&P or Moody's. In addition, a significant economic downturn or major increase in interest rates may well result in issuers of lower-rated debt securities experiencing increased financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. While the Sub-advisor attempts to limit purchases of lower-rated debt securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated debt securities.

         For an additional discussion of certain risks involved in lower-rated or unrated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         As discussed in the Trust's Prospectus, the Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio, with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held by the Portfolio's Custodian Bank until repurchased. For an additional discussion of repurchase agreements and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Another  practice  in which  the  Portfolio  may  engage is to lend its securities to qualified brokers, dealers, banks, or other financial institutions. While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the 1940 Act and the Rules of the Securities and Exchange Commission thereunder.

PIMCO Total Return Bond Portfolio:

Investment Policies:

         Borrowing. The Portfolio may borrow for temporary administrative purposes. This borrowing may be unsecured. The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         In addition to the above, the Portfolio may enter into reverse repurchase agreements and "mortgage dollar rolls." A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price, and for some purposes may be considered a borrowing. In a "dollar roll" transaction the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical". To be considered "substantially identical," the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar maturity: (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

         The Portfolio's obligations under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. Both dollar rolls and reverse repurchase agreements will be subject to the 1940 Act's limitations on borrowing, as discussed above. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.

         Corporate Debt Securities. The Portfolio's investments in U.S. dollar-or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Portfolio may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security and convert it to underlying common stock, or will sell the convertible security to a third party. The Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Portfolio (i.e., rated B or better by Moody's or S&P) are described as "speculative" by both Moody's and S&P. Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield, high risk securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The price of high yield securities have been found to be less sensitive to interest-rate adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield, high risk securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         For an additional discussion of certain risks involved in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation on Creditors Committees. The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio will participate on such committees only when the Sub-advisor believes that such participation is necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related Securities. The Portfolio may invest in mortgage-backed securities. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-advisor determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or any other assets which in the Sub-advisor's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio's industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default that other comparable securities in the event of adverse economic, political or business developments that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

                  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of the CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         For an additional discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

                  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, which the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities may be offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this Statement under "Certain Risk Factors and Investment Methods." Consistent with the Portfolio's investment objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

         Foreign Securities. The Portfolio may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (which include newly industrialized countries such as Mexico, Taiwan and South Korea). Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of certain risks involved in foreign investments, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see ""Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the tine of the contract. These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Trust's custodian of cash or other liquid assets and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline on the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including in Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations. Bank obligations in which the Portfolios invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which
(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Portfolio will limit its investments in United States bank obligations to obligations of United States bank (including foreign branches) which have more than $1 billion in total assets at the time of investment and are member of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess $1 billion.

         The Portfolio will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Portfolio may invest. Subject to the Portfolio's limitation on concentration of no more than 25% of its assets in the securities of issuers in particular industry, there is no limitation on the amount of the Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Derivative Instruments. In pursuing its individual objective, the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("future options") for hedging purposes. The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio may also use those instruments, provided that the Trust's Board of Trustees determines that their use is consistent with the Portfolio's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on Securities and Indexes. The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for a option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Options. The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Portfolio may use interest rate, foreign currency or index futures contracts, as specified for the Portfolio in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission under which the Trust and the Portfolio avoid being deemed a "commodity pool" or a "commodity pool operator," the Portfolio intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging activities may include sales of futures contracts as an offset against the effect or expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

         The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Portfolios intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

         Swap Agreements. The Portfolios may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Trust's Prospectus under "Investment Objectives and Policies." The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets to avoid any potential leveraging of the Portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants." To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and partnerships may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individual tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Foreign Currency Exchange-Related Securities. The Portfolio may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a description of these instruments, see this Statement under "Certain Risk Factor and Investment Methods."

         Warrants to Purchase Securities. The Portfolio may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the PIMCO Total Return Bond Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.

         1. The Portfolio will not invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid.

         2. The Portfolio will not purchase securities for the Portfolio from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of the Investment Manager or of the Sub-advisor.

         3. The Portfolio will not invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

PIMCO Limited Maturity Bond Portfolio:

Investment Policies:

         Borrowing. The Portfolio may borrow for temporary administrative purposes. This borrowing may be unsecured. The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio's securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         Among the forms of borrowing in which the Portfolio may engage is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of the Portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. The Portfolio will maintain a segregated account with its Custodian consisting of cash or other liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. To the extent that the Portfolio collateralizes its obligations under a reverse repurchase agreement, the asset coverage requirements of the 1940 Act will not apply.

         In addition to the above, the Portfolio may enter into reverse repurchase agreements and "mortgage dollar rolls." A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price, and for some purposes may be considered a borrowing. In a "dollar roll" transaction the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

         The Portfolio's obligations under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. Both dollar rolls and reverse repurchase agreements will be subject to the 1940 Act's limitations on borrowing, as discussed above. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.

         Corporate Debt Securities. The Portfolio's investments in U.S. dollar-or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Portfolio may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. The Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Portfolio (i.e., rated B or better by Moody's or S&P), are described as "speculative" by both Moody's and S&P. Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         For a discussion of the risks involved in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Participation on Creditors Committees. The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio would participate on such committees only when the Adviser believed that such participation was necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related Securities. The Portfolio may invest in mortgage-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fixed-Income Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by the Portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

                  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         For an additional discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

                  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities maybe offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this Statement under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (which include newly industrialized countries such as Mexico, Taiwan and South Korea). Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Portfolio also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Trust's custodian of cash or other liquid assets and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         Bank Obligations. Bank obligations in which the Portfolio invests include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which
(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Portfolio will limit its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

         The Portfolio will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (I) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Portfolio may invest. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of the Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or because the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Short Sales. The Portfolio may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. Government securities or high grade debt obligations in a segregated account. The Portfolio does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Portfolio's net assets. This percentage may be varied by action of the Trust's Board of Trustees. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Portfolio will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

         Derivative Instruments. In pursuing its objective, the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes. The Portfolio also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio may also use those instruments, provided that the Trust's Board of Trustees determines that their use is consistent with the Portfolio's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on Securities and Indexes. The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (I) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Options. The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Portfolio may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission under which the Trust and the Portfolio avoid being deemed a "commodity pool" or a "commodity pool operator," the Portfolio intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will mark to market its open futures positions.

         The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Portfolio intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

     Risks in Futures Contracts and Related Options. For a discussion of the risks involved in futures contracts and related options, see the Trust's Prospectus and this Statement under "Certain Factors and Investment Methods."

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Trust's Prospectus under "Investment Objectives and Policies." The Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets to avoid any potential leveraging of the Portfolio's portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio' repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Foreign Currency Exchange Related Securities. The Portfolio may also invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a discussion of these, see this Statement under "Certain Risk Factors and Investment Methods."

         Warrants to Purchase Securities. The Portfolio may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the PIMCO Limited Maturity Bond Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1. Invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in "illiquid securities", illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Portfolio has purchased, securities being used to cover such options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's opinion may be deemed illiquid.

         2. Invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

         The Staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which the Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money."

Berger Capital Growth Portfolio:

Investment Policies:

         Index Options. An option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index on which the option is based is less than (in the case of a put) or a greater than (in the case of a call) the exercise price of the options. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the purchase price (the "premium") paid to him, to make delivery of this amount. Options are traded on a number of different indices.

         Hedging. The Portfolio will purchase put and call options on stock indices for the purpose of hedging and not for speculation. Hedging may be employed to cushion the Portfolio against possible declines in the market value of its securities, or to establish a position in an equity equivalent as a temporary substitute for the purchase of individual stocks. To hedge a Portfolio against a decline in value, the Portfolio may buy a put on a stock index. To protect the Portfolio against an increase in the price of equities at a time when the Portfolio has a substantial cash equivalent position, the Portfolio may buy a call on a stock index pending investment in equities.

         When the Sub-advisor believes the trend of stock prices may be downward, particularly over a short period of time, the Portfolio may hedge through the purchase of a put on a stock index to cushion the anticipated decline in value of the Portfolio's holdings. This is an alternative to the sale and possible subsequent repurchase of stocks, which might involve significant transaction costs. Conversely, the purchase of a call option on a stock index may allow the Portfolio to quickly obtain exposure to common stock equivalents in a rising market, thus permitting the Portfolio to purchase stocks gradually over the option period in a manner designed to minimize adverse price movements, and with more thorough evaluation of investment alternatives. The purpose of purchasing put and call options on stock indices is therefore not to generate gains, but to hedge. Successful hedging activities are not designed to produce a net gain to a Portfolio. Any gain in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio and any gain in the price of a call option is likely to be offset by the higher prices the Portfolio must pay in rising markets as it increases its holdings of common stocks.

         Restricted Securities. The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"), including securities that may be purchased from or sold to certain institutional investors under Rule 144A under the Securities Act of 1933. The Sub-advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restrictions on investing no more than 15% of its net assets in illiquid securities. In making this determination, the Sub-advisor will consider the trading markets for each such security taking into account the unregistered nature of a Rule 144A security. Specifically, the Sub-advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wanting to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable. For a discussion of illiquid and restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank which is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be considered illiquid. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Berger Capital Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval:

     1. The Portfolio may purchase put and call options on stock indexes for the purpose of hedging, but no more than 1% of the Portfolio's total net assets at the time of purchase of such an option may be invested in put and call options;

     2. The Portfolio may not purchase or sell any interest in an oil, gas or mineral development or exploration program, including investments in oil, gas or mineral leases;

         3. The Portfolio does not currently intend to purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Portfolio taken at market value at the time of purchase would be invested in such securities.

Robertson Stephens Value + Growth Portfolio:

     Investment Objective: The investment objective of the Robertson Stephens Value + Growth Portfolio is to seek capital appreciation.

Investment Policies:

     Options. The Portfolio may purchase and sell put and call options on its securities to enhance performance and to protect against changes in market prices.

                  Covered Call Options. The Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, the Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         The Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

                  Covered Put Options. The Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         The Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

                  Purchasing Put and Call Options. The Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

         The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

         The Portfolio may also purchase put and call options to attempt to enhance its current return.

                  Options on Foreign Securities. The Portfolio may purchase and sell options on foreign securities if the Sub-advisor believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

                  Risks Associated with Options. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options transactions.

         Special Expiration Price Options. The Portfolio may purchase over-the-counter ("OTC") puts and calls with respect to specified securities ("special expiration price options") pursuant to which the Portfolio in effect may create a custom index relating to a particular industry or sector that the Sub-advisor believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce the Portfolio's profits if the special expiration price options are exercised. The Portfolio will not purchase special expiration price options with respect to more than 25% of the value of its net assets.

         LEAPs and BOUNDs. The Portfolio may purchase certain long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Right Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount. BOUNDs provide a holder the opportunity to retain dividends on the underlying security while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Portfolio will not purchase these options with respect to more than 25% of the value of its net assets.

         LEAPs are long-term call options that allow holders the opportunity to participate in the underlying securities' appreciation in excess of a specified strike price, without receiving payments equivalent to any cash dividends declared on the underlying securities. A LEAP holder will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP will expire worthless.

         BOUNDs are long-term options which are expected to have the same economic characteristics as covered call options, with the added benefits that BOUNDs can be traded in a single transaction and are not subject to early exercise. Covered call writing is a strategy by which an investor sells a call option while simultaneously owning the number of shares of the stock underlying the call. BOUND holders are able to participate in a stock's price appreciation up to but not exceeding a specified strike price while receiving payments equivalent to any cash dividends declared on the underlying stock. At expiration, a BOUND holder will receive a specified number of shares of the underlying stock for each BOUND held if, on the last day of trading, the underlying stock closes at or below the strike price. However, if at expiration the underlying stock closes above the strike price, the BOUND holder will receive a payment equal to a multiple of the BOUND's strike price for each BOUND held. The terms of a BOUND are not adjusted because of cash distributions to the shareholders of the underlying security. BOUNDs are subject to the position limits for equity options imposed by the exchanges on which they are traded.

         The settlement mechanism for BOUNDs operates in conjunction with that of the corresponding LEAPs. For example, if at expiration the underlying stock closes at or below the strike price, the LEAP will expire worthless, and the holder of a corresponding BOUND will receive a specified number of shares of stock from the writer of the BOUND. If, on the other hand, the LEAP is "in the money" at expiration, the holder of the LEAP is entitled to receive a specified number of shares of the underlying stock from the LEAP writer upon payment of the strike price, and the holder of a BOUND on such stock is entitled to the cash equivalent of a multiple of the strike price from the writer of the BOUND. An investor holding both a LEAP and a corresponding BOUND, where the underlying stock closes above the strike price at expiration, would be entitled to receive a multiple of the strike price from the writer of the BOUND and, upon exercise of the LEAP, would be obligated to pay the same amount to receive shares of the underlying stock. LEAPs are American-style options (exercisable at any time prior to expiration), whereas BOUNDs are European-style options (exercisable only on the expiration date).

         Futures Contracts.

                  Index Futures Contracts and Options. The Portfolio may buy and sell futures contracts and related options for hedging purposes or to attempt to increase investment return. The Portfolio currently expects that it will only purchase and sell stock index futures contracts and related options. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

         The Portfolio may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge its investments successfully using futures contracts and related options, the Portfolio must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

         Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, the Portfolio may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

         The Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Portfolio may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

                  Margin Payments. When the Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Portfolio upon termination of the contract, assuming the Portfolio satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Portfolio sells a futures contract and the price of the underlying index rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

         When the Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.

         See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in transactions in futures contracts and related options.

         Indexed Securities. The Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Portfolio's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers which the Sub-advisor deems to be creditworthy, pursuant to guidelines established by the Trust's Board of Trustees, and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For a discussion of repurchase agreements and the risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Portfolio Securities Lending. The Portfolio may lend its securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned;
(3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third (or such other limit as the Trust's Board of Trustees may establish) of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

         Before the Portfolio enters into a loan, the Sub-advisor considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Portfolio will not lend portfolio securities to borrowers affiliated with the Portfolio.

         Short Sales. The Portfolio may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Portfolio sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Portfolio's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio also will incur transaction costs in effecting short sales.

         The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale.

         Foreign Investments. The Portfolio may invest in foreign securities, securities denominated in or indexed to foreign currencies, and certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks. For a discussion of the risks involved in foreign currency fluctuations and investing in foreign securities, in general, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The considerations associated with foreign investments generally are intensified for investments in developing countries. For a discussion of the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Currency Transactions. The Portfolio may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Portfolio may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         The Portfolio may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes, the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Portfolio the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Portfolio the right to purchase a currency at the exercise price until the expiration of the option. The Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-advisor, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Portfolio are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Portfolio expects to purchase. In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of the Portfolio's securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         To offset some of the costs to the Portfolio of hedging against fluctuations in currency exchange rates, the Portfolio may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         The Portfolio may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

         Foreign  Currency  Options.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Zero-Coupon Debt Securities and Pay-in-Kind Securities. The Portfolio may invest in zero-coupon securities. Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. For a discussion of zero-coupon debt securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase pay-in-kind securities. Pay-in-kind securities pay all or a portion of their interest or dividends in the form of additional securities.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Robertson Stephens Value + Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

         2. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;

     3. Invest in securities of other registered investment companies, except in compliance with the 1940 Act;

         4.       Invest in real estate limited partnerships;

         5.       Acquire more than 10% of the voting securities of any issuer;

         6. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);

     7. Make investments for the purpose of exercising control or management;

         8. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs.

         In addition, the Portfolio will only sell short securities that are traded on a national securities exchange in the U.S. (including the National Association of Securities Dealers' Automated Quotation National Market System) or in the country where the principal trading market in the securities is located. (This limitation does not apply to short sales against the box).

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


Twentieth Century International Growth Portfolio:

     Investment Objective: The investment objective of the Twentieth Century International Growth Portfolio is to seek capital growth.

Investment Policies:

         In general, within the restrictions outlined herein, the Portfolio has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the Sub-advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the Sub-advisor's intention that the Portfolio will generally consist of common stocks. However, the Sub-advisor may invest the assets of the Portfolio in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

         Forward Currency Exchange Contracts. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two circumstances:
(1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency, the Portfolio would be able to enter into a forward contract to do so;
(2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Portfolio's securities either denominated in, or whose value is tied to, such foreign currency.

         As to the first circumstance, when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Portfolio will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

         Under the second circumstance, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Portfolio could enter into a forward contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Portfolio will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract entered into under the second circumstance. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio's best interests may be served.

         Generally, the Portfolio will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Portfolio is obligated to deliver. For an additional discussion of forward currency exchange contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Portfolio engages in a short sale the collateral account will be maintained by the Portfolio's custodian. While the short sale is open the Portfolio will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Portfolio's long position.

         The Portfolio may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The  Sub-advisor  intends to  purchase a given  security  whenever  the
Sub-advisor believes it will contribute to the stated objective of the Portfolio, even if the same security has only recently been sold. The Portfolio will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that such security is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the Portfolio may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, the Portfolio may increase its equity position and decrease its cash position. However, it should be expected that the Portfolio will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Portfolio's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Portfolio's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions,
(1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates should not be considered as a representation of the rates that will be attained in the future.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Twentieth Century International Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1.       Invest more than 15% of its assets in illiquid investments;

     2. Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3. Buy securities on margin or sell short (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Portfolio may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         4.       Invest in oil, gas or other mineral leases;

         5.       Invest for control or for management.

Twentieth Century Strategic Balanced Portfolio:

     Investment Objective: The investment objective of the Twentieth Century Strategic Balanced Portfolio is to seek capital growth and current income.

Investment Policies:

         In general, within the restrictions outlined herein, the Sub-advisor has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the policy of the Sub-advisor to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held subject to the investment restrictions described below. However, the Sub-advisor may invest the assets of the Portfolio in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objectives. Senior securities that, in the opinion of the Sub-advisor, are high-grade issues may also be purchased for defensive purposes.

         The above statement of investment policy gives the Sub-advisor authority to invest in securities other than common stocks and traditional debt and convertible issues. The Sub-advisor may invest in master limited partnerships (other than real estate partnerships) and royalty trusts which are traded on domestic stock exchanges when such investments are deemed appropriate for the attainment of the Portfolio's investment objectives.

         The Sub-advisor will invest approximately 60% of the Portfolio in common stocks and the balance in fixed income securities. Common stock investments are described above. The fixed income assets will be invested primarily in investment grade securities. The Portfolio may invest in securities of the United States government and its agencies and instrumentalities, corporate, sovereign government, municipal, mortgage-backed, and other asset-backed securities. It can be expected that the Sub-advisor will invest from time to time in bonds and preferred stock convertible into common stock.

         Forward Currency Exchange Contracts. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two circumstances:
(1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency, the Portfolio would be able to enter into a forward contract to do so;
(2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Portfolio's securities either denominated in, or whose value is tied to, such foreign currency.

         As to the first circumstance, when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Portfolio will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

         Under the second circumstance, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Portfolio could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Portfolio will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The Sub-advisor does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio 's best interests may be served.

         Generally, the Portfolio will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of the Portfolio's securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Portfolio is obligated to deliver. For an additional discussion of forward currency exchange contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. As described in the Prospectus, the Portfolio may enter into futures contracts. Unlike when the Portfolio purchases securities, no purchase price for the underlying securities is paid by the Portfolio at the time it purchases a futures contract. When a futures contract is entered into, both the buyer and seller of the contract are required to deposit with a futures commission merchant ("FCM") cash or high-grade debt securities in an amount equal to a percentage of the contract's value, as set by the exchange on which the contract is traded. This amount is known as "initial margin" and is held by the Portfolio's custodian for the benefit of the FCM in the event of any default by the Portfolio in the payment of any future obligations.

         The value of a futures contract is adjusted daily to reflect the fluctuation of the value of the underlying securities. This is a process known as marking the contract to market. If the value of a party's position declines, that party is required to make additional "variation margin" payments to the FCM to settle the change in value. The party that has a gain is generally entitled to receive all or a portion of this amount.

         The Portfolio maintains from time to time a percentage of its assets in cash or high-grade liquid securities to provide for redemptions or to hold for future investment in securities consistent with the Portfolio's investment objectives. The Portfolio may enter into index futures contracts as an efficient means to expose the Portfolio's cash position to the domestic equity market. The Sub-advisor believes that the purchase of futures contracts is an efficient means to effectively be fully invested in equity securities.

         The principal risks generally associated with the use of futures include: (i) the possible absence of a liquid secondary market for any particular instrument may make it difficult or impossible to close out a position when desired (liquidity risk); (ii) the risk that the counter party to the contract may fail to perform its obligations or the risk of bankruptcy of the FCM holding margin deposits (counter-party risk); (iii) the risk that the securities to which the futures contract relates may go down in value (market risk); and (iv) adverse price movements in the underlying securities can result in losses substantially greater than the value of the Portfolio's investment in that instrument because only a fraction of a contract's value is required to be deposited as initial margin (leverage risk); provided, however, that the Portfolio may not purchase leveraged futures, so there is no leverage risk involved in the Portfolio's use of futures.

         A liquid secondary market is necessary to close out a contract. The Portfolio may seek to manage liquidity risk by investing in exchange-traded futures. Exchange-traded futures pose less risk that there will not be a liquid secondary market than privately negotiated instruments. Through their clearing corporations, the futures exchanges guarantee the performance of the contracts.

         Futures contracts are generally settled within a day from the date they are closed out, as compared to three days for most types of equity securities. As a result, futures contracts can provide more liquidity than an investment in the actual underlying securities. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Liquidity may also be influenced by an exchange-imposed daily price fluctuation limit, which halts trading if a contract's price moves up or down more than the established limit on any given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until liquidity in the market is re-established. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired until liquidity in the market is re-established.

         The Portfolio manages counter-party risk by investing in exchange-traded index futures. In the event of the bankruptcy of the FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to the return of margin owed to the Portfolio only in proportion to the amount received by the FCM's other customers. The Sub-advisor will attempt to minimize the risk by monitoring the creditworthiness of the FCMs with which the Portfolio does business.

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Portfolio engages in a short sale, the collateral account will be maintained by the Portfolio's custodian. While the short sale is open, the Portfolio will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Portfolio's long position.

         The Portfolio may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor intends to purchase a given security whenever the Sub-advisor believes it will contribute to the stated objective of the Portfolio, even if the same security has only recently been sold. The Portfolio will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that it is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the equity portion of the Portfolio may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, it may increase its equity position and decrease its cash position. However, it should be expected that the Portfolio will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Portfolio's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Portfolio's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions,
(1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future.

         Interest Rate Futures Contracts and Related Options. The Portfolio may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

         The Portfolio will not purchase or sell futures contracts and options thereon for speculative purposes but rather only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that the Sub-advisor anticipates it may wish to include in the Portfolio. The Portfolio may sell a future or write a call or purchase a put on a future if the Sub-advisor anticipates that a general market or market sector decline may adversely affect the market value of any or all of the Portfolio's holdings. The Portfolio may buy a future or purchase a call or sell a put on a future if the Sub-advisor anticipates a significant market advance in the type of securities it intends to purchase for the Portfolio at a time when the Portfolio is not invested in debt securities to the extent permitted by its investment policies. The Portfolio may purchase a future or a call option thereon as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As securities are purchased, corresponding futures positions would be terminated by offsetting sales.

         The "sale" of a debt future means the acquisition by the Portfolio of an obligation to deliver the related debt securities (i.e., those called for by the contract) at a specified price on a specified date. The "purchase" of a debt future means the acquisition by the Portfolio of an obligation to acquire the related debt securities at a specified time on a specified date. The "sale" of a bond index future means the acquisition by the Portfolio of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the future and the price at which the future is originally struck. No physical delivery of the bonds making up the index is expected to be made. The "purchase" of a bond index future means the acquisition by the Portfolio of an obligation to take delivery of such an amount of cash.

         Unlike when the Portfolio purchases or sells a bond, no price is paid or received by the Portfolio upon the purchase or sale of the future. Initially, the Portfolio will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as mark to the market. Changes in variation margin are recorded by the Portfolio as unrealized gains or losses. At any time prior to expiration of the future, the Portfolio may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made; additional cash is required to be paid by or released to the Portfolio and the Portfolio realizes a loss or a gain.

         When the Portfolio writes an option on a futures contract it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Portfolio has written a call, it becomes obligated to assume a "long" position in a futures contract, which means that it is required to take delivery of the underlying securities. If it has written a put, it is obligated to assume a "short" position in a futures contract, which means that it is required to deliver the underlying securities. When the Portfolio purchases an option on a futures contract it acquires a right in return for the premium it pays to assume a position in a futures contract.

         If the Portfolio writes an option on a futures contract it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a future are included in the initial margin deposit.

         For options sold, the Portfolio will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.

         The Portfolio will deposit in a segregated account with its custodian bank cash or other liquid assets in an amount equal to the fluctuating market value of long futures contracts it has purchased less any margin deposited on its long position. It may hold cash or acquire such other assets for the purpose of making these deposits.

         Changes in variation margin are recorded by the Portfolio as unrealized gains or losses. Initial margin payments will be deposited in the Portfolio's custodian bank in an account registered in the broker's name; access to the assets in that account may be made by the broker only under specified conditions. At any time prior to expiration of a futures contract or an option thereon, the Portfolio may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract or option. A final determination of variation margin is made at that time; additional cash is required to be paid by or released to it and it realizes a loss or gain.

         Although futures contracts by their terms call for the actual delivery or acquisition of the underlying securities or cash, in most cases the contractual obligation is so fulfilled without having to make or take delivery. The Sub-advisor does not intend to make or take delivery of the underlying obligation. All transactions in futures contracts and options thereon are made, offset or fulfilled through a clearinghouse associated with the exchange on which the instruments are traded. Although the Sub-advisor intends to buy and sell futures contracts only on exchanges where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular future at any particular time. In such event, it may not be possible to close a futures contract position.
Similar market liquidity risks occur with respect to options.

         The use of futures contracts and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position." The use of futures contracts and options thereon to attempt to protect against the market risk that the Portfolio might not be fully invested at a time when the value of the securities in which it invests is increasing is referred to as having a "long futures position." The Portfolio must operate within certain restrictions as to long and short positions in futures contracts and options thereon under a rule (CFTC
Rule) adopted by the Commodity Futures Trading Commission (CFTC) under the Commodity Exchange Act (CEA) to be eligible for the exclusion provided by the CFTC Rule from registration by the Portfolio with the CFTC as a "commodity pool operator" (as defined under the CEA), and must represent to the CFTC that it will operate within such restrictions. Under these restrictions the Portfolio will not, as to any positions that do not qualify as "bona fide hedging" under the CFTC Rule, whether long, short or a combination thereof, enter into futures contracts and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the Portfolio's assets after taking into account unrealized profits and losses on options the Portfolio has entered into; in the case of an option that is "in-the-money" (as defined under the CEA), the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a futures contract is in-the-money if the value of the future exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the futures contract that is the subject of the put is exceeded by the strike price of the put.) As to its long positions that are used as part of the Portfolio's strategy and are incidental to the Portfolio's activities in the underlying cash market, the "underlying commodity value" (see below) of the Portfolio's futures contract and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated, high-quality, short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant.

         There are described above the segregated accounts that the Portfolio must maintain with its custodian bank as to its options and futures contracts activities due to Securities and Exchange Commission (SEC) requirements. The Portfolio will, as to its long positions, be required to abide by the more restrictive of these SEC and CFTC requirements. The underlying commodity value of a futures contract is computed by multiplying the size (dollar amount) of the futures contract by the daily settlement price of the futures contract. For an option on a futures contract, that value is the underlying commodity value of the future underlying the option.

         Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which the Portfolio invests without the large cash investments required for dealing in such markets, they may subject the Portfolio to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (i) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures or options positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market price movements; and (v) the bankruptcy or failure of a futures commission merchant holding margin deposits made by the Portfolio and the Portfolio's inability to obtain repayment of all or part of such deposits. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged. The Sub-advisor will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the Sub-advisor may still not result in a successful transaction. The Sub-advisor may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

         The risk of imperfect correlation between movements in the price of a bond index future and movements in the price of the securities that are the subject of the hedge increases as the composition of the Portfolio diverges from the securities included in the applicable index. The price of the bond index future may move more than or less than the price of the securities being hedged. If the price of the bond index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the security, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the bond index futures, the Portfolio may buy or sell bond index futures in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is less than the historical volatility of the bond index. It is also possible that, where the Portfolio has sold futures contracts to hedge its securities against a decline in the market, the market may advance and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a brief period or to a very small degree, over time the value of a portfolio of debt securities will tend to move in the same direction as the market indexes upon which the futures contracts are based.

         Where bond index futures are purchased to hedge against a possible increase in the price of bonds before the Portfolio is able to invest in securities in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         The risks of investment in options on bond indexes may be greater than options on securities. Because exercises of bond index options are settled in cash, when the Portfolio writes a call on a bond index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Portfolio can offset some of the risk of its writing position by holding a portfolio of bonds similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as the underlying index and, as a result, bears a risk that the value of the securities held will vary from the value of the index. Even if the Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Portfolio, as the call writer, will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security because there, the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value of the exercise date; and by the time it learns that it has been assigned, the index may have declined with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio must pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Twentieth Century Strategic Balanced Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1.       Invest more than 15% of its assets in illiquid investments;

     2. Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3. Buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Portfolio's funds may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         4.       Invest for control or for management.


AST Putnam Value Growth & Income Portfolio:

     Investment Objective: The primary investment objective of the AST Putnam Value Growth & Income Portfolio is to seek capital growth. Current income is a secondary investment objective.

Investment Policies:

         Short-Term Trading. In seeking the Portfolio's objectives, the Sub-advisor will buy or sell portfolio securities whenever the Sub-advisor believes it appropriate to do so. In deciding whether to sell a portfolio security, the Sub-advisor does not consider how long the Portfolio has owned the security. From time to time the Sub-advisor will buy securities intending to seek short-term trading profits. A change in the securities held by the Portfolio is known as "portfolio turnover" and generally involves some expense to the Portfolio. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. As a result of the Portfolio's investment policies, under certain market conditions the Portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities excluding securities whose maturities at acquisition were one year or less. The Portfolio turnover rate is not a limiting factor when the Sub-advisor considers a change in the Portfolio.

         Lower-Rated Fixed-Income Securities. The Portfolio may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, the Portfolio at times may be unable to establish the fair value of such securities. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Sub-advisor will monitor the investment to determine whether its retention will assist in meeting the Portfolio's investment objective. At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other mutual funds and accounts managed by the Sub-advisor and its affiliates, holds all or a major portion. Although the Sub-advisor generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell these securities when the Sub-advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value. In order to enforce its rights in the event of a default under such securities, the Portfolio may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Portfolio's operating expenses and adversely affect the Portfolio's net asset value.

         To the extent the Portfolio invests in securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on the Sub-advisor's investment analysis than would be the case if the Portfolio were investing in securities in the higher rating categories.

         Zero Coupon Bonds and Payment-in-Kind Bonds. The Portfolio may invest without limit in zero coupon and payment-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. For an additional discussion of zero coupon bonds and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

     Restricted Securities. The Portfolio may invest in restricted securities. For a discussion of restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage Related Securities. The Portfolio may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

         Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

         Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

         The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. For an additional discussion of mortgage related securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may make secured loans of its securities, on either a short-term or long-term basis, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Portfolio an amount equal to any dividends or interest received on securities lent. The Portfolio retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Portfolio to exercise voting rights on any matters materially affecting the investment. The Portfolio may also call such loans in order to sell the securities.

         Forward Commitments. The Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Portfolio enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although the Portfolio will generally enter into forward commitments with the intention of acquiring securities for the Portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement if the Sub-advisor deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon the sale of forward commitments.

         The Portfolio may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Portfolio's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing Covered Options. The Portfolio may write covered call options and covered put options on optionable securities held in the portfolio, when in the opinion of the Sub-advisor such transactions are consistent with the Portfolio's investment objective and policies. Call options written by the Portfolio give the purchaser the right to buy the underlying securities from the Portfolio at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Portfolio at a stated price.

         The Portfolio may write only covered options, which means that, so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Portfolio will hold cash or other liquid assets equal to the price to be paid if the option is exercised. In addition, the Portfolio will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Portfolio may write combinations of covered puts and calls on the same underlying security.

         If the Portfolio writes a call option but does not own the underlying security, and when it writes a put option, the Portfolio may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Portfolio may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations. For an additional discussion of options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase put options to protect its holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Portfolio, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         Purchasing Call Options. The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

         Risk Factors in Options Transactions. The successful use of the Portfolio's options strategies depends on the ability of the Sub-advisor to forecast correctly interest rate and market movements. The effective use of options also depends on the Portfolio's ability to terminate option positions at times when the Sub-advisor deems it desirable to do so. There is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Portfolio as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Portfolio, as option writer, would remain obligated under the option until expiration or exercise.

         Disruptions in the markets for the securities underlying options purchased or sold by the Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Portfolio as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Portfolio, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

         Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

         Over-the-counter ("OTC") options purchased by the Portfolio and assets held to cover OTC options written by the Portfolio may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Portfolio's ability to invest in illiquid securities. For an additional discussion of certain risks involved in options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Related Options. Subject to applicable law, the Portfolio may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes. The use of futures and options transactions for purposes other than hedging entails greater risks. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Portfolio. The Portfolio may close its positions by taking opposite positions which will operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs. For an additional discussion of futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Portfolio may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its securities, the Portfolio may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Portfolio may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected. For an additional discussion of options on futures contracts, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Risks of Transactions in Futures Contracts and Related Options. Successful use of futures contracts by the Portfolio is subject to the Sub-advisor's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. For an additional discussion of certain risks involved in futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Portfolio may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Portfolio may also purchase and sell options on index futures contracts.

         For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Portfolio will gain $2,000 (500 units x gain of $4). If the Portfolio enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Portfolio will lose $1,000 (500 units x loss of $2).

         There are several risks in connection with the use by the Portfolio of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Sub-advisor will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

         Successful use of index futures by the Portfolio is also subject to the Sub-advisor's ability to predict movements in the direction of the market. For example, it is possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the Portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Sub-advisor may still not result in a profitable position over a short time period.

         Options on Stock Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         Options on Indices. As an alternative to purchasing call and put options on index futures, the Portfolio may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures. For an additional discussion of options on indices and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 20% of its total assets in securities traded in foreign securities markets. American depositary receipts and Eurodollar certificates of deposit are not included in this limitation. For a discussion of certain risks involved in foreign investing, in general, and the special risks involved in investing in developing countries or "emerging markets," see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, the Portfolio may write covered call and put options on foreign currencies for the purpose of increasing its current return.

         Generally, the Portfolio may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

         The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Portfolio the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Portfolio the right to purchase the currency at the exercise price until the expiration of the option.

         When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Portfolio expects to purchase). In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk Factors in Options Transactions" above.

         The Portfolio may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Portfolio receives a premium from writing a call or put option, which increases the Portfolio's current return if the option expires unexercised or is closed out at a net profit. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Sub-advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

         The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. For an additional discussion of foreign currency transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Currency Forward and Futures Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Portfolio either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

         The Portfolio will only purchase or write foreign currency options when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         Settlement Procedures. Settlement procedures relating to the Portfolio's investments in foreign securities and to the Portfolio's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Portfolio's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Putnam Value Growth & Income Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above;

     2. Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3. Make short sales of securities or maintain a short position for the account of the Portfolio unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

AST Putnam International Equity Portfolio:

     Investment   Objective:   The  investment   objective  of  the  AST  Putnam
International Equity Portfolio is to seek capital appreciation.

Investment Policies:

         The Portfolio is designed for investors seeking capital appreciation through a diversified portfolio of equity securities of companies located in a country other than the United States.

         Short-Term Trading. In seeking the Portfolio's objectives, the Sub-advisor will buy or sell portfolio securities whenever the Sub-advisor believes it appropriate to do so. In deciding whether to sell a portfolio security, the Sub-advisor does not consider how long the Portfolio has owned the security. From time to time the Sub-advisor will buy securities intending to seek short-term trading profits. A change in the securities held by the Portfolio is known as "portfolio turnover" and generally involves some expense to the Portfolio. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. As a result of the Portfolio's investment policies, under certain market conditions the Portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities excluding securities whose maturities at acquisition were one year or less. The Portfolio turnover rate is not a limiting factor when the Sub-advisor considers a change in the Portfolio.

     Restricted Securities. The Portfolio may invest in restricted securities. For a discussion of restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may make secured loans of its securities, on either a short-term or long-term basis, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Portfolio an amount equal to any dividends or interest received on securities lent. The Portfolio retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Portfolio to exercise voting rights on any matters materially affecting the investment. The Portfolio may also call such loans in order to sell the securities.

         Forward Commitments. The Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Portfolio enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although the Portfolio will generally enter into forward commitments with the intention of acquiring securities for the Portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement if the Sub-advisor deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon the sale of forward commitments.

         The Portfolio may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Portfolio's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing Covered Options. The Portfolio may write covered call options and covered put options on optionable securities held in the portfolio, when in the opinion of the Sub-advisor such transactions are consistent with the Portfolio's investment objective and policies. Call options written by the Portfolio give the purchaser the right to buy the underlying securities from the Portfolio at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Portfolio at a stated price.

         The Portfolio may write only covered options, which means that, so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Portfolio will hold cash or other liquid assets equal to the price to be paid if the option is exercised. In addition, the Portfolio will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Portfolio may write combinations of covered puts and calls on the same underlying security.

         If the Portfolio writes a call option but does not own the underlying security, and when it writes a put option, the Portfolio may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Portfolio may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations. For an additional discussion of options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase put options to protect its holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Portfolio, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         Purchasing Call Options. The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

         Risk Factors in Options Transactions. The successful use of the Portfolio's options strategies depends on the ability of the Sub-advisor to forecast correctly interest rate and market movements. The effective use of options also depends on the Portfolio's ability to terminate option positions at times when the Sub-advisor deems it desirable to do so. There is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Portfolio as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Portfolio, as option writer, would remain obligated under the option until expiration or exercise.

         Disruptions in the markets for the securities underlying options purchased or sold by the Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Portfolio as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Portfolio, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

         Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

         Over-the-counter ("OTC") options purchased by the Portfolio and assets held to cover OTC options written by the Portfolio may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Portfolio's ability to invest in illiquid securities. For an additional discussion of certain risks involved in options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Related Options. Subject to applicable law, the Portfolio may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes. The use of futures and options transactions for purposes other than hedging entails greater risks. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the Portfolio. The Portfolio may close its positions by taking opposite positions which will operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the
Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs. For an additional discussion of futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Portfolio may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its securities, the Portfolio may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Portfolio may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected. For an additional discussion of options on futures contracts, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Risks of Transactions in Futures Contracts and Related Options. Successful use of futures contracts by the Portfolio is subject to the Sub-advisor's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. For an additional discussion of certain risks involved in futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Portfolio may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Portfolio may also purchase and sell options on index futures contracts.

         For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Portfolio will gain $2,000 (500 units x gain of $4). If the Portfolio enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Portfolio will lose $1,000 (500 units x loss of $2).

         There are several risks in connection with the use by the Portfolio of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Sub-advisor will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

         Successful use of index futures by the Portfolio is also subject to the Sub-advisor's ability to predict movements in the direction of the market. For example, it is possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the Portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Sub-advisor may still not result in a profitable position over a short time period.

         Options on Stock Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         Options on Indices. As an alternative to purchasing call and put options on index futures, the Portfolio may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures. For an additional discussion of options on indices and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Index Warrants. The Portfolio may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Portfolio were not to exercise an index warrant prior to its expiration, then the Portfolio would lose the amount of the purchase price paid by it for the warrant.

         The Portfolio will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Portfolio's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Portfolio will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Portfolio's ability to exercise the warrants at such time, or in such quantities, as the Portfolio would otherwise wish to do.

         Foreign Securities. The Portfolio will, under normal circumstances, invest at least 65% of its total assets in issuers located in at least three different countries other than the United States. Eurodollar certificates of deposit are excluded for purposes of this limitation. For a discussion of certain risks involved in foreign investing, in general, and the special risks involved in investing in developing countries or "emerging markets," see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, the Portfolio may write covered call and put options on foreign currencies for the purpose of increasing its current return.

         Generally, the Portfolio may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

         The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Portfolio the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Portfolio the right to purchase the currency at the exercise price until the expiration of the option.

         When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Portfolio expects to purchase). In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk Factors in Options Transactions" above.

         The Portfolio may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Portfolio receives a premium from writing a call or put option, which increases the Portfolio's current return if the option expires unexercised or is closed out at a net profit. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Sub-advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

         The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. For an additional discussion of foreign currency transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Currency Forward and Futures Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Portfolio either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

         The Portfolio will only purchase or write foreign currency options when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         Settlement Procedures. Settlement procedures relating to the Portfolio's investments in foreign securities and to the Portfolio's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Portfolio's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Putnam International Equity Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above;

     2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with futures contracts and options;

         3, Make short sales of securities or maintain a short sale position for the account of the Portfolio unless at all times when a short position is open it owns an equal amount of such securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and at least equal in amount to, the securities sold short;

     4. Invest in the securities of other investment companies except in compliance with the 1940 Act;

     5. Make investments for the purpose of gaining control of a company's management.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

AST Putnam Balanced Portfolio:

Investment Objective: The investment objective of the AST Putnam Balanced Portfolio is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

Investment Policies:

         Lower-Rated Fixed-Income Securities. The Portfolio may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, the Portfolio at times may be unable to establish the fair value of such securities. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Sub-advisor will monitor the investment to determine whether its retention will assist in meeting the Portfolio's investment objective. At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other mutual funds and accounts managed by the Sub-advisor and its affiliates, holds all or a major portion. Although the Sub-advisor generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell these securities when the Sub-advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value. In order to enforce its rights in the event of a default under such securities, the Portfolio may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Portfolio's operating expenses and adversely affect the Portfolio's net asset value.

         To the extent the Portfolio invests in securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on the Sub-advisor's investment analysis than would be the case if the Portfolio were investing in securities in the higher rating categories

         Zero Coupon Bonds. The Portfolio may invest without limit in zero coupon bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. For an additional discussion of zero coupon bonds and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

     Restricted Securities. The Portfolio may invest in restricted securities. For a discussion of restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage Related Securities. The Portfolio may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

         Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

         Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

         The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. For an additional discussion of mortgage related securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may make secured loans of its securities, on either a short-term or long-term basis, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Portfolio an amount equal to any dividends or interest received on securities lent. The Portfolio retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Portfolio to exercise voting rights on any matters materially affecting the investment. The Portfolio may also call such loans in order to sell the securities.

         Forward Commitments. The Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Portfolio enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although the Portfolio will generally enter into forward commitments with the intention of acquiring securities for the Portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement if the Sub-advisor deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon the sale of forward commitments.

         The Portfolio may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Portfolio's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing Covered Options. The Portfolio may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of the Sub-advisor such transactions are consistent with the Portfolio's investment objective and policies. Call options written by the Portfolio give the purchaser the right to buy the underlying securities from the Portfolio at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Portfolio at a stated price.

         The Portfolio may write only covered options, which means that, so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Portfolio will hold cash or other liquid assets equal to the price to be paid if the option is exercised. In addition, the Portfolio will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Portfolio may write combinations of covered puts and calls on the same underlying security.

         If the Portfolio writes a call option but does not own the underlying security, and when it writes a put option, the Portfolio may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Portfolio may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations. For an additional discussion of options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase put options to protect its holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Portfolio, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         Purchasing Call Options. The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

         Risk Factors in Options Transactions. The successful use of the Portfolio's options strategies depends on the ability of the Sub-advisor to forecast correctly interest rate and market movements. The effective use of options also depends on the Portfolio's ability to terminate option positions at times when the Sub-advisor deems it desirable to do so. There is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Portfolio as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Portfolio, as option writer, would remain obligated under the option until expiration or exercise.

         Disruptions in the markets for the securities underlying options purchased or sold by the Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Portfolio as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Portfolio, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

         Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

         Over-the-counter ("OTC") options purchased by the Portfolio and assets held to cover OTC options written by the Portfolio may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Portfolio's ability to invest in illiquid securities. For an additional discussion of certain risks involved in options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Related Options. Subject to applicable law, the Portfolio may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes. The use of futures and options transactions for purposes other than hedging entails greater risks. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Portfolio. The Portfolio may close its positions by taking opposite positions which will operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs. For an additional discussion of futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Portfolio may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its securities, the Portfolio may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Portfolio may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected. For an additional discussion of options on futures contracts, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Risks of Transactions in Futures Contracts and Related Options. Successful use of futures contracts by the Portfolio is subject to the Sub-advisor's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. For an additional discussion of certain risks involved in futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     U.S. Treasury Security Futures Contracts and Options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

         Successful use of U.S. Treasury security futures contracts by the Portfolio is subject to the Sub-advisor's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Portfolio has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held by the Portfolio, and the prices of the Portfolio's securities increase instead as a result of a decline in interest rates, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so. There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities.

         Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Portfolio may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Portfolio may also purchase and sell options on index futures contracts.

         For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Portfolio will gain $2,000 (500 units x gain of $4). If the Portfolio enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Portfolio will lose $1,000 (500 units x loss of $2).

         There are several risks in connection with the use by the Portfolio of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Sub-advisor will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

         Successful use of index futures by the Portfolio is also subject to the Sub-advisor's ability to predict movements in the direction of the market. For example, it is possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the Portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Sub-advisor may still not result in a profitable position over a short time period.

         Options on Stock Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         Options on Indices. As an alternative to purchasing call and put options on index futures, the Portfolio may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures. For an additional discussion of options on indices and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 20% of its total assets in securities traded in foreign securities markets. American depositary receipts and Eurodollar certificates of deposit are not included in this limitation. For a discussion of certain risks involved in foreign investing, in general, and the special risks involved in investing in developing countries or "emerging markets," see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, the Portfolio may write covered call and put options on foreign currencies for the purpose of increasing its current return.

         Generally, the Portfolio may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

         The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Portfolio the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Portfolio the right to purchase the currency at the exercise price until the expiration of the option.

         When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Portfolio expects to purchase). In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk Factors in Options Transactions" above.

         The Portfolio may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Portfolio receives a premium from writing a call or put option, which increases the Portfolio's current return if the option expires unexercised or is closed out at a net profit. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Sub-advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

         The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. For an additional discussion of foreign currency transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Currency Forward and Futures Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Portfolio either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

         The Portfolio will only purchase or write foreign currency options when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         Settlement Procedures. Settlement procedures relating to the Portfolio's investments in foreign securities and to the Portfolio's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Portfolio's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Putnam Balanced Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1.       Invest for the purpose of exercising control or management;

     2. Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above;

     4. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or options;

         5. Make short sales of securities or maintain a short position for the account of the Portfolio unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Investment Objective and Policy Applicable to All Portfolios:

         In order to permit the sale of shares of the Trust to separate accounts of Participating Insurance Companies in certain states, the Trust may make commitments more restrictive than the restrictions described in the section of this Statement entitled "Investment Restrictions." Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders it will revoke the commitment and terminate sales of its shares in the state(s) involved.

         The Board of Trustees of the Trust may, from time to time, promulgate guidelines with respect to the investment policies of the Portfolios.

INVESTMENT RESTRICTIONS:

         The investment restrictions set forth below are "fundamental" policies. See the subsection of this Statement entitled "Investment Objectives and Policies" for further discussion of "fundamental" policies of the Trust and the requirements for changing such "fundamental" policies. Investment policies that are not "fundamental" may be found in the general description of the Investment Policies of each Portfolio, as described in the section of the Trust's Prospectus entitled "Investment Objectives and Policies" and in the section of this Statement entitled "Investment Objectives and Policies."

         The investment restrictions below apply only to the Portfolio or Portfolios described in the text preceding the restrictions.

Investment Restrictions Applicable to All of the Portfolios Except the AST Janus Overseas Growth Portfolio, T. Rowe Price Asset Allocation Portfolio, the T. Rowe Price International Equity Portfolio, the T. Rowe Price Natural Resources Portfolio, the T. Rowe Price International Bond Portfolio, the T. Rowe Price Small Company Value Portfolio, the Founders Passport Portfolio, the Robertson Stephens Value + Growth Portfolio, the Twentieth Century International Growth Portfolio, the Twentieth Century Strategic Balanced Portfolio, the AST Putnam Value Growth & Income Portfolio, the AST Putnam International Equity Portfolio and the AST Putnam Balanced Portfolio.

1. A Portfolio will not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved and only if immediately thereafter not more than 10% of this Portfolio's total assets, at market value, would be invested in such securities, or by investing no more than 5% of the Portfolio's total assets in other open-end investment companies or by purchasing no more than 3% of any one open-end investment company's securities.

     2. A Portfolio will not buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

     3. A Portfolio will not invest in companies for the purpose of exercising control or management.

4. A Portfolio will not underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.

5. A Portfolio will not purchase or retain securities of any issuer (other than the shares of such Portfolio) if to the Trust's knowledge, the officers and Trustees of the Trust and the officers and directors of the Investment Manager who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

6.       A Portfolio will not issue senior securities.

     Investment Restrictions Applicable Only to the Lord Abbett Growth and Income Portfolio:

1. The Portfolio will not purchase a security if as a result, that Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. The Portfolio will not lend money or securities to any person except through entering into short-term repurchase agreements with sellers of securities the Portfolio has purchased, and through lending Portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as the Portfolio complies with regulatory requirements and the Sub-advisor deems such loans not to expose the Portfolio to significant risk or adversely affect the Portfolio's qualification for pass-through tax treatment under the Internal Revenue Code (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 10% of Portfolio net assets).

3. The Portfolio will not pledge, mortgage, or hypothecate its assets -- however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

4. The Portfolio will not purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that the Portfolio may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of the Portfolio's net assets at the time of investment.

5. The Portfolio will not concentrate its investments in any one industry (the Portfolio's investment policy of keeping its assets in those securities which are selling at the most reasonable prices in relation to value normally results in diversification among many industries -- consistent with this, the Portfolio does not intend to invest more than 25% of its assets in any one industry classification used by the Sub-advisor for investment purposes, although such concentration could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

6. The Portfolio will not borrow money except from banks and then in amounts not in excess of 33 1/3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the Portfolios in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio have to liquidate securities at a time when it is disadvantageous to do so.

7. The Portfolio will not make short sales except short sales made "against the box" to defer recognition of taxable gains or losses.

8. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

9. The Portfolio will not invest directly in oil, gas, or other mineral exploration or development programs; however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

10. The Portfolio will not purchase a security if as a result, more than 5% of the value of that Portfolio's assets, at market value, would be invested in the securities of issuers which, with their predecessors, have been in business less than three years.

Investment Restrictions Applicable Only to the JanCap Growth Portfolio:

1. The Portfolio will not purchase a security if as a result, that Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except cash items and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities and other instruments backed by physical commodities).

6. The Portfolio will not lend any security or make any other loan, if as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

     Investment  Restrictions  Applicable  Only to the AST Janus Overseas Growth
Portfolio:

1. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

2. The Portfolio will not, as to 75% of the value of its total assets, own more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act as amended), if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.

     3. The Portfolio will not invest more than 25% of the value of its assets in any particular industry (other than U.S. government securities).

4. The Portfolio will not invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

6. The Portfolio will not lend any security or make any other loan if, as a result, more than 25% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

7. The Portfolio will not act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its securities.

     8. The Portfolio will not issue senior securities except in compliance with the 1940 Act.

Investment Restrictions Applicable Only to the AST Money Market Portfolio:

     1. The Portfolio will not purchase a security if as a result, the Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Portfolio's total assets would be in investments which are illiquid.

4. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks).

5. The Portfolio will not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements.

6. The Portfolio will not borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Portfolio's total assets, taken at cost, at the time of such borrowing. The Portfolio may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Portfolio's net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets. This borrowing provision is included to facilitate the orderly sale of securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.

7. The Portfolio will not make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of Portfolio securities in accordance with the Portfolio's investment objectives and policies.

8. The Portfolio will not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.

9. The Portfolio will not purchase or sell puts, calls, straddles, spreads, or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas or mineral exploration or development programs. However, the Portfolio may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts.

     Investment  Restrictions  Applicable  Only to the Federated  Utility Income
Portfolio:

     1. The Portfolio will invest at least 25% of its total assets in securities of utility companies.

     2. The Portfolio will not purchase or sell commodities. However, the Portfolio may purchase options on Portfolio securities and on financial futures contracts for hedging purposes only.

3. The Portfolio will not purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

4. The Portfolio will not purchase any securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

5. The Portfolio will not sell securities short unless: (i) during the time the short position is open, it owns an equal amount of securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and (ii) not more than 10% of the current value of the Portfolio's net assets is held as collateral for such sales at any one time.

6. The Portfolio will not issue senior securities, except that the Portfolio may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.

7. The Portfolio will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of Portfolio securities is deemed to be inconvenient or disadvantageous. The Portfolio will not purchase any securities while any such borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio investments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

8. The Portfolio may lend Portfolio securities, as long as the value of the loaned securities does not exceed one-third of the value of the Portfolio's total assets. This shall not prevent the holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Portfolio's Investment Objective and Policies.

     9. The Portfolio will not invest more than 10% of its total assets in restricted securities.

10. The Portfolio will not purchase interests in oil, gas or other mineral exploration or development programs or leases, although it may purchase securities of issuers which engage in whole or in part in such activities.

11. The Portfolio will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years.

12. The Portfolio will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by the securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes, all common stock and preferred stock of an issuer, taken together, will be deemed to be a single class, regardless of priorities, series, designations, or other differences.

13. The Portfolio will not invest more than 5% of its net assets in warrants, not more than 2% of which may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

Investment Restrictions Applicable Only to the Federated High Yield Portfolio:

     1. The Portfolio will not purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions.

2. The Portfolio will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the value of its net assets, taken at the lower of cost or market. In addition, to meet redemption requests without immediately selling portfolio securities, the Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including borrowings, but including the current fair market value of any securities carried in open short positions). This practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. If, due to market fluctuations or other reasons, the value of the Portfolio's assets falls below 300% of its borrowings, it will reduce its borrowings within three business days. No more than 10% of the value of the Portfolio's total assets at the time of providing such security may be used to secure borrowings.

3. The Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except cash and cash instruments, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements).

4. The Portfolio will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years.

     5. The Portfolio will not invest more than 5% of the value of its total assets in foreign securities which are not publicly traded in the United States.

6. The Portfolio will not purchase or sell real estate, although it may invest in marketable securities secured by real estate or interests in real estate, and it may invest in the marketable securities of companies investing or dealing in real estate.

7. The Portfolio will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs. However, it may invest in the marketable securities of companies investing in or sponsoring such programs.

8. The Portfolio will not make loans, except through the purchase or holding of securities in accordance with its investment objective, policies, and limitations and through repurchase agreements. The Portfolio may invest up to 5% of its total assets in repurchase agreements which mature more than seven days from the time they are entered into. The Portfolio may lend portfolio securities if the borrower provides 100% cash collateral in the form of cash or U.S. government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral. The Portfolio retains the right to any dividends, interest, or other distribution paid on the securities and any increase in their market value. Loans will be subject to termination at the option of the Portfolio or the borrower.

     9. The Portfolio will not write, purchase, or sell puts, calls, or any combination thereof.



10. The Portfolio will not make short sales of securities or maintain short positions, unless: during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

11. The Portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the Portfolio may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Portfolio. From time to time, the Portfolio, together with other investment companies advised by subsidiaries or affiliates of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some such cases, the Portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested. In some cases, Directors, agents, employees, officers, or others affiliated with or acting for the Portfolio, its Sub-advisor, or affiliated companies might possibly become directors of companies in which the Portfolio holds stock.

12. The Portfolio will not invest more than 25% of the value of its total assets in one industry. However, for temporary defensive purposes, the Portfolio may at times invest more than that percentage in: cash and cash items; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or instruments secured by these money market instruments, such as repurchase agreements.

     Investment Restrictions Only Applicable to the T. Rowe Price Asset Allocation Portfolio:

         The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

     2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

     3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly- distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

     5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;

     6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts on hybrid investments to be commodities.

         For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     Investment Restrictions Only Applicable to the T. Rowe Price International Equity Portfolio:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

     2. Purchase or sell physical commodities; except that the Portfolio may enter into futures contracts and options thereon;

     3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

5. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments back by real estate or securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     Investment Restrictions Applicable Only to the T. Rowe Price Natural Resources Portfolio:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

     2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

     3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program with other Price Portfolio provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes:   The  following  notes  should  be  read  in  connection  with  the above-described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Portfolio's semi-annual and annual reports.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     Investment Restrictions Applicable Only to the T. Rowe Price International Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

     1. Borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings;

2. Purchase or sell real estate (except that the Portfolio may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

     3. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

4. Make loans to other persons,  except (a) loans of portfolio  securities,  and
(b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

5.       Issue senior securities except in compliance with the 1940 Act; or

6. Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

     Investment Restrictions Applicable Only to the T. Rowe Price Small Company Value Portfolio:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, and other funds or other persons to the extent permitted by applicable law;

     2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

     3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program to the extent permitted by applicable law, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes:   The  following  notes  should  be  read  in  connection  with  the above-described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     Investment   Restrictions   Applicable   Only  to  the   Founders   Capital
Appreciation Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

     1. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

2.       Sell securities short.

3. Make loans to other persons; the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities is not considered the making of a loan by the Portfolio. The Portfolio may also enter into repurchase agreements by purchasing U.S. Government securities with a simultaneous agreement with the seller to repurchase them at the original purchase price plus accrued interest.

4.       Underwrite the securities of other issuers.

5. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that the Portfolio may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate.

6. Make any investment which would concentrate 25% or more of the Portfolio's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.       Issue any senior securities.

8. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Portfolio's net assets computed at the lesser of cost or value.

         In applying the above restriction regarding investments in a single industry, the Portfolio uses industry classifications based, where applicable, on Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion. (This note is not a fundamental policy.)

Investment Restrictions Applicable Only to the Founders Passport Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. Make loans of money or securities other than (a) through the purchase of securities in accordance with the Portfolio's investment objective, (b) through repurchase agreements, and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of the Portfolio's total assets;

     2. Underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

3.       Issue senior securities;

4. Invest directly in physical commodities (other than foreign currencies), real estate or interests in real estate; provided, that the Portfolio may invest in securities of issuers which invest in physical commodities, real estate or interests in real estate; and, provided further, that this restriction shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts, or from investing in securities or other instruments backed by physical commodities, real estate or interests in real estate;

5. Make any investment which would concentrate 25% or more of the Portfolio's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     6. Borrow money except from banks in amounts up to 33 1/3% of the Portfolio's total assets;

     7. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities); or

8. As to 75% of the value of its total assets, purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

         In applying the above restriction regarding investments in a single industry, the Portfolio uses industry classifications based, where applicable, on Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion. (This note is not a fundamental policy.)

Investment Restrictions Applicable Only to the INVESCO Equity Income Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Issue preference shares or create any funded debt;

2.       Sell short;

     3. Borrow money except from banks in excess of 5% of the value of its total net assets, and when borrowing, it is a temporary measure for emergency purposes;

     4. Buy or sell real estate, commodities, commodity contracts (however, the Portfolio may purchase securities of companies investing in real estate);

5. Purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees or the Investment Manager or the Sub-advisor, acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation;

     6. Purchase securities if the purchase would cause the Portfolio, at the time, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government);

7. Make loans to any person, except through the purchase of debt securities in accordance with the Portfolio's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Portfolio's total net assets (taken at current value); or

     8. Invest more than 25% of the value of the Portfolio's assets in one particular industry.

     Investment  Restrictions  Applicable  Only to the PIMCO  Total  Return Bond
Portfolio:

1. The Portfolio will not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of investment) would be invested in securities of issuers of a particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. The Portfolio will not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

3. The Portfolio will not, with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer;

4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. The Portfolio will not purchase or sell commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions stated in the Trust's Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities laws or commodities laws;

6. The Portfolio will not borrow money, issue senior securities, pledge, mortgage, hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is an asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Trust's Prospectus and this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets);

7. The Portfolio will not lend funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of a loan, (b) enter into repurchase agreements, and (c) lend its Portfolio securities in an amount not to exceed one-third the value of its total assets, provided such loans are and in accordance with applicable guidelines established by the SEC and the Trust's Board of Trustees; or

8. The Portfolio will not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Trust's Prospectus and this Statement for transactions in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments.

     Investment  Restrictions Applicable Only to the PIMCO Limited Maturity Bond
Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1. Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     3. With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

     4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

6. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Prospectus and in this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio assets);

7. Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, banker' acceptance and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees; or

8. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this Statement.

Investment Restrictions Applicable Only to the Berger Capital Growth Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1. Purchase the securities of any one issuer (except U.S. Government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets or (b) the Portfolio owns more than 10% of the outstanding voting securities or of any class of securities of such issuer.

2. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in all such companies taken at cost to exceed 5% of the value of the Portfolio's total assets.

     3. Invest in any one industry more than 25% of the value of its total assets at the time of such investment.

     4. Purchase securities on margin from a broker or dealer or make short sales of securities.

5. Make loans, except that the Portfolio may enter into repurchase agreements in accordance with the Trust's investment policies. The Portfolio does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

6. Borrow in excess of 5% of the value of its total assets, or pledge, mortgage, or hypothecate its assets taken at market value to an extent greater than 10% of the Portfolio's total assets taken at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes).

7. Act as a securities underwriter (except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the 1940 Act), invest in real estate although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts.

     8. Participate on a joint or joint and several basis in any securities trading account.

     Investment Restrictions Applicable Only to the Robertson Stephens Value + Growth Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

     1. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

2. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

     3. Borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

     4. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

5. As to 75% of the Portfolio's total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry;

6. Invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Sub-advisor, as the case may be, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; or

7. Make loans, except by purchase of debt obligations or other financial instruments in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities.

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     Investment   Restrictions   Applicable   Only  to  the  Twentieth   Century
International Growth Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. Lend its portfolio securities except to unaffiliated persons and subject to the rules and regulations adopted under the 1940 Act. No such rules and regulations have been issued, but it is Sub-advisor's policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Portfolio must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Portfolio must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Portfolio to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one-third of the Portfolio's net assets taken at market;

2. With respect to 75% of the value of its total assets, purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's assets at market to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

     3. Invest more than 25% of the assets of the Portfolio, exclusive of cash and U.S. government securities, in securities of any one industry;

     4. Issue any senior security except in compliance with the 1940 Act;

     5. Underwrite any securities except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

     6. Purchase or sell real estate. (In the opinion of the Sub-advisor, this restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate);

7. Purchase or sell commodities or commodity contracts; except that the Portfolio may, for non-speculative purposes, buy or sell interest rate futures contracts on debt securities (debt futures and bond index futures) and related options; or

8. Borrow any money, except in an amount not in excess of 33 1/3% of the total assets of the Portfolio, and then only for emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.

         In determining industry groups for purposes of the above restriction regarding investments in a single industry, the Securities and Exchange Commission ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. The Sub-advisor monitors industry concentration using a more restrictive list of industry groups than that recommended by the Securities and Exchange Commission. The Sub-advisor believes that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these more restrictive industry classifications may, however, cause the Portfolio to forego investment possibilities which may otherwise be available to it under the 1940 Act. (This note is not a fundamental policy.)

     Investment Restrictions Applicable Only to the Twentieth Century Strategic Balanced Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. Lend its securities except to unaffiliated persons and subject to the rules and regulations adopted under the 1940 Act. No such rules and regulations have been promulgated, but it is the Sub-advisor's policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Sub-advisor must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Portfolio must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Portfolio to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one-third of the Portfolio's net assets taken at market.

2. With respect to 75% of the value of its total assets, purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's assets at market to be invested in the securities of such issuer, except United States government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

     3. Invest more than 25% of the assets of the Portfolio, exclusive of cash and U.S. government securities, in securities of any one industry;

4.       Issue any senior security except in compliance with the 1940 Act;

     5. Underwrite any securities except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

     6. Purchase or sell real estate. (In the opinion of the Sub-advisor, this restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate.);

7. Purchase or sell commodities or commodity contracts; except that the Portfolio may, for non-speculative purposes, buy or sell interest rate futures contracts on debt securities (debt futures and bond index futures) and related options; or

8. Borrow any money, except in an amount not in excess of 33 1/3% of the total assets of the Portfolio, and then only for emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.

Investment  Restrictions Applicable Only to the AST Putnam Value Growth & Income
Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. Borrow money in excess of 33 1/3% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

     2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     4. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell financial futures contracts and options;

     5. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities;

6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities;

     7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer;

     8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio's total assets would be invested in any one industry; or

     9. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     Investment Restrictions Applicable Only to the AST Putnam International Equity Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. Borrow money except from banks and then in amounts not in excess of 33 1/3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the funds in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so;

     2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     4. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell financial futures contracts and related options;

     5. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities;

     6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities;

     7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer;

     8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any one industry; or

     9. Issue senior securities.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Investment Restrictions Applicable Only to the AST Putnam Balanced Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities;

     2. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer;

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     4. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio's total assets would be invested in any one industry;

     5. Invest in commodities or commodity contracts except that it may purchase or sell financial futures contracts and options thereon;

     6. Underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

7. Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

     8. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities; or

9.       Issue senior securities.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the investment instruments, techniques and methods which may be used by one or more of the Portfolios and the risks attendant thereto are described below. Other risk factors and investment methods may be described in the "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods" section in the Trust's Prospectus and in the "Investment Objectives and Policies" section of this Statement. The risks and investment methods described below apply only to those Portfolios which may invest in such instruments or use such techniques.

Debt Obligations:

         Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including, the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Portfolio to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due.

Special Risks Associated with Low-Rated and Comparable Unrated Securities:

         Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. See the Appendix of this Statement for a discussion of securities ratings.

         Effect of Interest Rates and Economic Changes. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

         All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Portfolio might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in a Portfolio's net asset value.

         As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for a Portfolio.

         Payment Expectations. Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower-yielding security, which would result in a lower return for a Portfolio.

         Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Investments in low-rated and comparable unrated securities will be more dependent on the Sub-advisor's credit analysis than would be the case with investments in investment-grade debt securities. The Sub-advisor may employ its own credit research and analysis, which could include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Sub-advisor continually monitors the investments in a Portfolio and evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

         Liquidity and Valuation. A Portfolio may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. A Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Portfolio's asset value and a Portfolio's ability to dispose of particular securities, when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

Put and Call Options:

         Writing (Selling) Call Options. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

          When writing a call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security or currency.

          Writing (Selling) Put Options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         Premium Received from Writing Call or Put Options. A Portfolio will receive a premium from writing a put or call option, which increases such Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         Closing Transactions. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Portfolio.

          Furthermore, effecting a closing transaction will permit the Portfolio to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Portfolio desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Portfolio will be able to effect such closing transactions at a favorable price. If the Portfolio cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Portfolio writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Portfolio will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

          Purchasing Call Options. Call options may be purchased by a Portfolio for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Portfolio to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Portfolio in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

          Purchasing Put Options. A Portfolio may purchase a put option on an underlying security or currency (a "protective put") owned by the Portfolio as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where a Sub-advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

          If a Portfolio purchases put options at a time when the Portfolio does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

          Dealer Options. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Portfolio, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Portfolio may be unable to liquidate a dealer option. With respect to options written by the Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, since the Portfolio must maintain a secured position with respect to any call option on a security it writes, the Portfolio may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Portfolio will treat dealer options as subject to the Portfolio's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.

         Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options: During the option period, a Portfolio, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Portfolio may lose the premium it paid plus transaction costs. If the Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Portfolio, can close out its position by effecting a closing transaction. If the Portfolio is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Portfolio may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

Options on Stock Indices:

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         Risk Factors in Options on Indices. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Portfolio will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon a Sub-advisor's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

         Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Portfolio would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

         Price movements in Portfolio securities will not correlate perfectly with movements in the level of the index and therefore, a Portfolio bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Portfolio would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Portfolio's securities does not. If this occurred, a Portfolio would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

         Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Portfolio will be required to liquidate securities in order to satisfy the exercise.

         When a Portfolio has written a call on an index, there is also the risk that the market may decline between the time the Portfolio has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell securities. As with options on securities, the Sub-advisor will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Portfolio would be able to deliver the underlying security in settlement, the Portfolio may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

         If a Portfolio exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Trading in Futures:

          A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

          Unlike when the Portfolio purchases or sells a security, no price would be paid or received by the Portfolio upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Portfolio's open positions in futures contracts, the Portfolio would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

          If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio.

          These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Portfolio expects to earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

          For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

         Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would immediately pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

         Commissions  on  financial   futures   contracts  and  related  options
transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that Futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for Futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated Futures contracts. A public market exists in Futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

         Regulatory Matters. The Staff of Securities and Exchange Commission ("SEC") has taken the position that the purchase and sale of futures contracts and the writing of related options may give rise to "senior securities" for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies' issuing senior securities. However, the Staff has taken the position that no senior security will be created if a Portfolio maintains in a segregated account an amount of cash or other liquid assets at least equal to the amount of the Portfolio's obligation under the futures contract or option. Similarly, no senior security will be created if a Portfolio "covers" its futures and options positions by owning corresponding positions or securities underlying the positions that enable the Portfolio to close out its futures and options positions without paying additional cash consideration. Each Portfolio will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with these requirements.

     Certain Risks Relating to Futures Contracts and Related Options. There are special risks involved in futures transactions.

                   Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

          Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

                   Liquidity. The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

          Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                   Hedging Risk. A decision of whether,  when,  and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. Sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

          Successful use of futures contracts by the Portfolio for hedging purposes is also subject to a Sub-advisor's ability to correctly predict movements in the direction of the market. It is possible that, when the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, Sub-advisor may believe that over time the value of the Portfolio's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolio might have to sell underlying instruments at a time when it would be disadvantageous to do so.

          In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain Risks of Options on Futures Contracts. The Portfolio may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Foreign Futures and Options:

         Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

          Foreign Currency Futures Contracts and Related Options. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

          Depending on the applicable investment policies and restrictions applicable to a Portfolio, a Portfolio may generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

          Second, when a Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

          As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

          If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Purchase and Sale of Currency Futures Contracts and Related Options. As noted above, a currency futures contract sale creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

Interest Rate Swaps and Interest Rate Caps and Floors:

         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Portfolio and the seller of the Hybrid Instrument, the creditworthiness of the contra party to the transaction would be a risk factor which the Portfolio would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Foreign Currency Exchange-Related Securities:

         Certain   Portfolios  may  invest  in  foreign  currency  warrants  and performance indexed paper.

         Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

         Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. "Reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

         Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Zero-Coupon Securities:

         Zero-coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero-coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero-coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero-coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Portfolio, most likely will be deemed the beneficial holder of the underlying U.S.
Government securities.

         The U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S.
Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities that the Treasury sells itself.

When-Issued Securities:

         The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. While when-issued securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

Mortgage-Backed Securities:

         Principal and interest payments made on the mortgages in an underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage securities were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Asset-Backed Securities:

         Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

         Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Portfolio may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Portfolio.

         Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve portfolios" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

         Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

         Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

         Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

         Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Warrants:

         Investments in warrants is speculative in that warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Certain Risks of Foreign Investing:

          Currency Fluctuations. Investment in securities denominated in foreign currencies involves certain risks. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's assets denominated in that currency. Such changes will also affect a Portfolio's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Portfolio's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens). The value of a Portfolio's securities denominated in that currency would be expected to decline.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of a Portfolio. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Portfolio invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. Although these restrictions may in the future make it undesirable to invest in these countries, Sub-advisor does not believe that any current repatriation restrictions would affect its decision to invest in these countries.

          Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

          Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States.

          Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

          Taxes. The dividends and interest payable on certain of a Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

          Costs. Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio are higher.

          Other.   With  respect  to  certain  foreign   countries,   especially
developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

          Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Portfolio's assets invested in such countries and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

          Latin America. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets. Persistent levels of inflation or in some cases, hyperinflation, have led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, a number of Latin American countries are also among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economics.

          Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Portfolio to engage in foreign currency transactions designed to protect the value of the Portfolio's interests in securities denominated in such currencies.

     PORTFOLIO TURNOVER: High turnover involves correspondingly greater brokerage commissions and other transaction costs. Portfolio turnover information can be found in the Trust's Prospectus under "Financial Highlights" and "Portfolio Turnover."

         Over the past two fiscal years the following Portfolios experienced significant variation in their portfolio turnover rates. The turnover rate for the T. Rowe Price International Bond Portfolio (formerly, the AST Scudder International Bond Portfolio) for the year ended December 31, 1995 was 325% and the year ended December 31, 1996 was 241%. Rowe Price-Fleming International, Inc. became the Portfolio's Sub-advisor on May 1, 1996, and manages the Portfolio with an anticipated annual rate of turnover not to exceed 350%. The turnover rate for the Founders Passport Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio) from May 2, 1995 (commencement of operations) to December 31, 1995 was 4% and for the year ended December 31, 1996 was 133%. Founders Asset Management, Inc. became the Portfolio's Sub-advisor on October 15, 1996, and manages the Portfolio with an anticipated annual rate of turnover not to exceed 150%. The turnover rate for the PIMCO Total Return Bond Portfolio for the year ended December 31, 1995 was 124% and the year ended
December 31, 1996 was 403%. The portfolio turnover rate in 1996 resulted primarily from the Sub-advisor's use of mortgage dollar rolls, which involve monthly buy and sell transactions of mortgage-backed securities, and thereby tend to generate high turnover. The turnover rate for the Berger Capital Growth Portfolio for the year ended December 31, 1995 was 84% and for the year ended December 31, 1996 was 156%. During 1996, the Sub-advisor used a more aggresive trading strategy, which involved changing the Portfolio's emphasis on various industries due to the respective valuations of the securities of issuers within those industries. The turnover rate for the AST Putnam International Equity Portfolio (formerly, the Seligman Henderson International Equity Portfolio) for the years ended December 31, 1995 and 1996 were 59% and 124% respectively. Putnam Investment Management, Inc. became the Portfolio's Sub-advisor on October 15, 1996, and manages the Portfolio with an anticipated annual rate of turnover not to exceed 100%. The turnover rate for the AST Putnam Balanced Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio) for the years ended December 31, 1995 and 1996 were 161% and 276% respectively. Putnam Investment Management, Inc. became the Portfolio's Sub-advisor on October 15, 1996, and manages the Portfolio with an anticipated annual rate of turnover not to exceed 200%.

         The rate of turnover for the Robertson Stephens Value + Growth Portfolio was 77% for the period from commencement of operations (May 2, 1996) to December 31, 1996, and is not anticipated to exceed an annual rate of 250% under normal market conditions. The annual rates of turnover for the AST Janus Overseas Growth Portfolio, the T. Rowe Price Small Company Value Portfolio, the Twentieth Century International Growth Portfolio, the Twentieth Century Strategic Balanced Portfolio and the AST Putnam Value Growth & Income Portfolio, all of which were first publicly offered in January 1997, are not anticipated to exceed 200%, 100%, 150%, 150% and 100%, respectively, under normal market conditions. The policy of the AST Money Market Portfolio of investing only in securities maturing 397 days or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 397 days from the date of acquisition will result in a high portfolio turnover rate.

MANAGEMENT: The overall management of the business and affairs of the Trust is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust's agreements with the Investment Manager, Administrator, Custodian and Transfer and Shareholder Servicing Agent and the agreements between the Investment Manager and each Sub-advisor. The day-to-day operations of the Trust are delegated to the Trust's officers subject always to the investment objectives and policies of the Trust and to the general supervision of the Board of Trustees.

         The Trustees and officers of the Trust and their principal occupations are listed below. Unless otherwise indicated, the address of each Trustee and executive officer is One Corporate Drive, Shelton, Connecticut 06484:

Name, Office and Age                                                     Principal Occupation

Gordon C. Boronow*+                                                      President and Chief Operating Officer:
    Vice President and Trustee (44)                                      American Skandia Life Assurance Corporation
                                                                         June 1989 to present





Jan R. Carendi*+                                                         Senior Executive Vice President and
    President, Principal Executive Officer                               Member of Corporate Management Group:
    and Trustee (52)                                                     Skandia Insurance Company Ltd.
                                                                         September 1986 to present

David E. A. Carson                                                       President, Chairman and Chief Executive Officer:
    Trustee (62)                                                         People's Bank
                                                                         850 Main Street
                                                                         Bridgeport, Connecticut 06604
                                                                         1983 to present

Richard G. Davy, Jr.*+                                                   Controller:
    Controller (48)                                                      American Skandia Investment
                                                                         Services, Incorporated
                                                                         September 1994 to present;

                                                                         Self-employed Consultant
                                                                         December 1991 to September 1994

Eric. C. Freed*                                                          Securities Counsel
Secretary (34)                                                           American Skandia Investment Holding    Corporation
                                                                         December 1996 to present;

                                                                         Attorney, Senior Attorney and Special Counsel,
                                                                         U.S. Securities and Exchange Commission
                                                                         March 1991 to November 1996

Julian A. Lerner                                                         Semi-retired since 1995; Senior Vice President
    Trustee (72)                                                         and Portfolio Manager of AIM Charter Fund
                                                                         and AIM Summit Fund from 1986 to 1995:
                                                                         12850 Spurling Road -- Suite 208
                                                                         Dallas, Texas 75230

Thomas M. Mazzaferro*+                                                   Executive Vice President and
    Treasurer (44)                                                       Chief Financial Officer:
                                                                         American Skandia Life Assurance Corporation
                                                                         April 1988 to present

Thomas M. O'Brien                                                        Vice Chairman
    Trustee (46)                                                         North Fork Bank
                                                                         275 Broad Hollow Road
                                                                         Melville, NY 11747;
                                                                         January 1997 to present

                                                                         President and Chief Executive Officer:
                                                                         North Side Savings Bank
                                                                         170 Tulip Avenue
                                                                         Floral Park, New York  11001
                                                                         December 1984 to December 1996

F. Don Schwartz                                                          Management Consultant:
    Trustee (61)                                                         1101 Penn Grant Road
                                                                         Lancaster, PA 17602
                                                                         April 1985 to present

* Interested person as defined in the 1940 Act.

+ Individuals are officers and/or directors of one or more of the following companies: American Skandia Investment Services, Incorporated (the Investment Manager), American Skandia Life Assurance Corporation, American Skandia Marketing, Incorporated (the principal underwriter for various annuities deemed to be securities for American Skandia Life Assurance Corporation) and the immediate parent of each these companies, American Skandia Investment Holding Corporation.

         The interested Trustees and officers of the Trust do not receive compensation directly from the Trust for serving in such capacities. However, those officers and Trustees of the Trust who are affiliated with the Investment Manager may receive remuneration indirectly, as the Investment Manager will receive fees from the Trust for the services it provides. Each of the other Trustees receives an annual fee paid by the Trust plus expenses for each meeting of the Board and of shareholders which he attends. Compensation received during the year ended December 31, 1996 by the Trustees who are not interested persons was as follows:

                                                 Aggregate Compensation from          Total Compensation from Registrant and
Name of Trustee                            ----------------------------------------        Fund Complex Paid to Trustee
                                   Registrant
------------------------------------------                                           -----------------------------------------

David E. A. Carson                                         $39,500                                   $39,500
Julian A. Lerner*                                             7,500                                     7,500
Thomas M. O'Brien                                            39,500                                    39,500
F. Don Schwartz                                              39,500                                    39,500

*became Trustee in November, 1996

         The Trust does not offer pension or retirement benefits to its Trustees.

         Under the terms of the Massachusetts General Corporation Law, the Trust may indemnify any person who was or is a Trustee, officer or employee of the Trust to the maximum extent permitted by the Massachusetts General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Trustees, by a majority vote of a quorum which consists of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "1940 Act"), nor parties to the proceeding, or (ii) if the required quorum is not obtainable or if a quorum of such Trustees so directs by independent legal counsel in a written opinion. No indemnification will be provided by the Trust to any Trustee or officer of the Trust for any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

MANAGEMENT OF THE TRUST:

         Investment Management Agreements: The Trust has entered into Investment Management Agreements with the Investment Manager (the "Management Agreements"). The Investment Manager furnishes each Portfolio with investment advice and certain administrative services with respect to the applicable Portfolio's assets subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged the Sub-advisors noted below to conduct the investment programs of each Portfolio. Under the terms of the Management Agreements, the Investment Manager furnishes, at its expense, such personnel as is required by each Portfolio for the proper conduct of its affairs and engages the Sub-advisors to conduct the investment programs pursuant to the Investment Manager's obligations under the Management Agreements. The Investment Manager, not the Trust, is responsible for the expenses of conducting the investment programs. The Sub-advisor is responsible for the expenses of conducting the investment programs in relation to the applicable Portfolio pursuant to agreements between the Investment Manager and each Sub-advisor. Each Portfolio pays all of its other expenses, including but not limited to, brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder servicing agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and Trustees if available) of the Trust which inure to its benefit, expenses relating to Trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders. Expenses incurred by the Trust not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.

         Under the terms of the Management Agreements, the Investment Manager is permitted to render services to others. The Management Agreements provide that neither the Investment Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the applicable Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Management Agreements.

         The investment management fee paid for each of the past three fiscal years by each Portfolio that was publicly offered prior to January 1997 was as follows:

                                                                       Investment Management Fees
                                          --------------------------- --------------------------- ----------------------------
                                                     1994                        1995                        1996
                                          --------------------------- --------------------------- ----------------------------
Lord Abbett Growth and Income                                      0                   1,059,567                    2,881,119
JanCap Growth                                                      0                   2,977,217                    5,726,567
AST Money Market                                                   0                   1,503,661                    2,092,880
Federated Utility Income                                           0                     601,598                      764,844
Federated High Yield                                               0                     346,448                      991,953
T. Rowe Price Asset Allocation                                     0                     314,161                      727,787
T. Rowe Price International Equity                           601,032                   1,412,350                    3,011,378
T. Rowe Price Natural Resources                                    0                      20,950                      351,569
T. Rowe Price International Bond                              59,968                     276,299                      595,953
Founders Capital Appreciation                                100,689                     486,749                    1,240,016
Founders Passport                                                  0                      76,285                      778,018
INVESCO Equity Income                                        232,348                     821,220                    1,883,792
PIMCO Total Return Bond                                            0                     652,311                    1,895,849
PIMCO Limited Maturity Bond                                        0                     100,949                    1,249,854
Berger Capital Growth                                              0                     160,794                      683,999
AST Putnam International Equity                                    0                   2,198,484                    2,771,876
AST Putnam Balanced                                                0                   1,107,736                    1,828,306
Robertson Stephens Value + Growth                                  0                           0                      117,917

The sub-advisory fee paid by the Investment Manager to the Sub-advisors for each such Portfolio for each of the past three fiscal years was as follows:


                                                                        Sub-Advisory Fees
                                          --------------------------- --------------------------- ----------------------------
                                                     1994                        1995                        1996
                                          --------------------------- --------------------------- ----------------------------
Lord Abbett Growth and Income                                      0                     705,288                    1,736,325
JanCap Growth                                                      0                   1,869,411                    3,451,651
AST Money Market                                                   0                     501,220                      697,446
Federated Utility Income                                           0                     306,916                      374,935
Federated High Yield                                               0                     210,529                      448,151
T. Rowe Price Asset Allocation                                     0                     166,105                      301,555
T. Rowe Price International Equity                           368,381                     786,175                    1,532,137
T. Rowe Price Natural Resources                                    0                      13,967                      208,022
T. Rowe Price International Bond(1)                           35,381                     165,779                      315,293
Founders Capital Appreciation                                 72,720                     350,949                      859,376
Founders Passport(2)                                               0                      45,904                      463,898
INVESCO Equity Income                                        148,729                     482,833                      979,103
PIMCO Total Return Bond                                            0                     299,969                      804,173
PIMCO Limited Maturity Bond                                        0                      47,155                      551,613
Berger Capital Growth                                              0                     116,002                      427,236
AST Putnam International Equity(3)                                 0                   1,389,549                    1,752,761
AST Putnam Balanced(4)                                             0                     576,648                      942,912
Robertson Stephens Value + Growth                                  0                           0                       70,750

(1) T. Rowe Price International Bond -- Entire fee for 1994 and 1995 was paid to Scudder, Stevens & Clark, Inc.; in 1996, $103,905 was paid to Scudder Stevens & Clark, Inc. and $211,388 was paid to Rowe Price-Fleming International, Inc. (2) Founders Passport -- Entire fee for 1994 and 1995 was paid to Seligman Henderson Co.; in 1996, $325,763 was paid to Seligman Henderson Co. and $138,135 was paid to Founders Asset Management, Inc. (3) AST Putnam International Equity -- Entire fee for 1994 and 1995 was paid to Seligman Henderson Co.; in 1996, $1,338,724 was paid to Seligman Henderson Co. and $414,037 was paid to Putnam Investment Management, Inc. (4) AST Putnam Balanced -- Entire fee for 1994 and 1995 was paid to Phoenix Investment Counsel, Inc.; in 1996, $691,855 was paid to Phoenix Investment Counsel, Inc. and $251,057 was paid to Putnam Investment Management, Inc.

         The Investment Manager has agreed by the terms of the Management Agreements for the following Portfolios of the Trust to reimburse the Portfolio for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of the Portfolio's average daily net assets:

         Lord Abbett Growth and Income Portfolio:  1.25%

     JanCap Growth Portfolio: 1.35%. Commencing September 4, 1996, the Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of 1.33% for the JanCap Growth Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.

     AST Money Market Portfolio: .65%. The Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of .60% for the AST Money Market Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.

         Federated Utility Income Portfolio:  1.25%

         Federated High Yield Portfolio:  1.15%

         T. Rowe Price Asset Allocation Portfolio:  1.25%

     T. Rowe Price International Equity Portfolio: 1.75%. Commencing May 1, 1996, the Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of 1.71% for the T. Rowe Price International Equity Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.

         T. Rowe Price Natural Resources Portfolio:  1.35%

         T. Rowe Price International Bond Portfolio:  1.75%

         Founders Capital Appreciation Portfolio:  1.30%

         Founders Passport Portfolio:  1.75%

         INVESCO Equity Income Portfolio:  1.20%

         PIMCO Total Return Bond Portfolio:  1.05%

         PIMCO Limited Maturity Bond Portfolio:  1.05%

         Berger Capital Growth Portfolio:  1.25%

         Robertson Stephens Value + Growth Portfolio:  1.45%

         AST Putnam International Equity Portfolio:  1.75%

         AST Putnam Balanced Portfolio: 1.25%

         The Investment Manager has also voluntarily agreed to reimburse the other Portfolios of the Trust for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of each Portfolio's average daily net assets, as follows:

         AST Janus Overseas Growth Portfolio:  1.75%

         T. Rowe Price Small Company Value Portfolio:  1.30%

         Twentieth Century International Growth Portfolio:  1.75%

         Twentieth Century Strategic Balanced Portfolio:  1.25%

         AST Putnam Value Growth & Income Portfolio:  1.25%

         The Investment Manager may terminate the above voluntary agreements at any time. Voluntary payments of Portfolio expenses by the Investment Manager are subject to reimbursement by the Portfolio at the Investment Manager's discretion within the two year period following such payment to the extent permissible under applicable law and provided that the Portfolio is able to effect such reimbursement and remain in compliance with applicable expense limitations.

         Each Management Agreement will continue in effect from year to year, provided it is approved, at least annually, in the manner stipulated in the 1940 Act. This requires that each Management Agreement and any renewal be approved by a vote of the majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Management Agreement may be terminated without penalty on sixty days' written notice by vote of a majority of the Board of Trustees or by the Investment Manager, or by holders of a majority of the applicable Portfolio's outstanding shares, and will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act.

         The Administrator and Transfer and Shareholder Servicing Agent: PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp., currently serves as the Trust's Administrator and as the Trust's Transfer and Shareholder Servicing Agent. Under a Trust Accounting and Administration Agreement (the "Administration Agreement") dated May 1, 1992, PFPC Inc. (the "Administrator") provides certain fund accounting and administrative services to the Trust, as described in the Prospectus.

         Pursuant to the terms of the Administration Agreement, the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which the Administration Agreement relates, except for a loss or expense resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. Any person, even though also an officer, director, partner, employee or agent of the Administrator, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Administrator's duties under the Administration Agreement) to be rendering such services to or acting solely for the Trust and not as an officer, director, partner, employee or agent or one under the control or direction of the Administrator even though paid by them.

         Compensation   for  the  services  and   facilities   provided  by  the
Administrator  under  the  Administration  Agreement  includes  payment  of  the
Administrator's out-of pocket expenses. "Out-of-pocket" expenses of the Administrator include, but are not limited to: postage and mailing, forms, envelopes, checks, toll-free lines (if requested by the Trust), telephone, hardware and telephone lines for remote terminals (if required by the Trust), wire fees, certificate issuance fees, microfiche and microfilm, telex, federal express, outside independent pricing service charges, record retention/storage and proxy solicitation, mailing and tabulation expenses (if required by the Trust).

         For the period from January 1, 1996 to December 31, 1996, the Trust paid the Administrator $3,330,687 for administrative services rendered. For the period from January 1, 1995 to December 31, 1995, the Trust paid the Administrator $2,080,598. For the period from January 1, 1994 to December 31, 1994, the Trust paid the Administrator $1,114,940.

         The Administration Agreement provides that it will continue in effect from year to year. The Administration Agreement is terminable, without penalty, by the Board of Trustees, by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, or by the Administrator, on not less than sixty days' notice. The Administration Agreement shall automatically terminate upon its assignment by the Administrator without the prior written consent of the Trust, provided, however, that no such assignment shall release Administrator from its obligations under the Agreement.

BROKERAGE ALLOCATION: Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Trust are made for each Portfolio by its Sub-advisor. Each Sub-advisor is authorized to allocate the orders placed by it on behalf of the applicable Portfolio to brokers who also provide research or statistical material, or other services to the Portfolio or the Sub-advisor for the use of the applicable Portfolio or the Sub-advisor's other accounts. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Sub-advisor will report on said allocations either to the Investment Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees. Such reports will indicate the brokers to whom such allocations have been made and the basis therefor. The Sub-advisor may consider sale of shares of the Portfolios or variable insurance products that use the Portfolios as investment vehicles, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of brokers to effect portfolio transactions for a Portfolio, subject to the requirements of best net price available and most favorable execution. In this regard, the Investment Manager has directed certain of the Sub-advisors to try to effect a portion of their Portfolios' transactions through broker-dealers that give prominence to variable insurance products using the Portfolios as investment vehicles, to the extent consistent with best net price available and most favorable execution.

         Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-advisor also may allocate orders to brokers or dealers affiliated with the Sub-advisor or the Investment Manager. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Sub-advisor will report on said allocations either to the Investment Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees.

         In  selecting a broker to execute  each  particular  transaction,  each
Sub-advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the brokerage services offered. Subject to such policies and procedures as the Board of Trustees may determine, a Sub-advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Portfolio to pay a broker that provides research services to the Sub-advisor an amount of commission for effecting an investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-advisor's ongoing responsibilities with respect to a Portfolio or its managed accounts generally. For the years ended December 31, 1994, 1995 and 1996, aggregate brokerage commissions of $2,244,147, $3,220,077 and $7,096,640, respectively, were paid in relation to brokerage transactions for the Trust. The increase in commissions paid corresponds roughly to the increase in the Trust's net assets during those periods.

         During the year ended December 31, 1996, brokerage commissions were paid to affiliates of certain of the Sub-advisors. Specifically, during the year ended December 31, 1996 brokerage commissions were paid to certain affiliates of Rowe Price-Fleming International, Inc. by the T. Rowe Price International Equity Portfolio in the amount of $17,032. For that year, 2.4% of the total brokerage commissions paid by this Portfolio were paid to the affiliated brokers, with respect to transactions representing 3.2% of the Portfolio's total dollar amount of transactions involving the payment of commissions. Similarly, brokerage commissions were paid to Robertson Stephens & Co., an affiliate of Robertson, Stephens & Company Investment Management L.P., by the Robertson Stephens Value + Growth Portfolio in the aggregate amount of $31,999 for the year ended December 31, 1996. For the year ended December 31, 1996, 66.7% of the total brokerage commissions paid by these Portfolios were paid to Robertson Stephens & Co., with respect to transactions representing 65.3% of the total amount of the Portfolio's transactions involving the payment of commissions.

ALLOCATION OF INVESTMENTS: The Sub-advisors have other advisory clients, some of which have similar investment objectives to one or more Portfolios for which advisory services are being provided. In addition, a Sub-advisor may be engaged to provide advisory services for more than one of the Trust's Portfolios. There will be times when a Sub-advisor may recommend purchases and/or sales of the same securities for a Portfolio and such Sub-advisor's other clients. In such circumstances, it will be the policy of each Sub-advisor to allocate purchases and sales among a Portfolio and its other clients, including other Trust
Portfolios for which it provides advisory services, in a manner which the Sub-advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding period and other pertinent factors relative to each account.

COMPUTATION OF NET ASSET VALUES: The Trust determines the net asset values of a Portfolio's shares at the close of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         All  Portfolios  with the exception of the AST Money Market  Portfolio:
The net asset value per share of all of the Portfolios with the exception of the AST Money Market Portfolio is determined by dividing the market value of its securities as of the close of trading plus any cash or other assets (including dividends and accrued interest receivable) less all liabilities (including accrued expenses), by the number of shares outstanding. Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were not transactions on that day, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair market value as determined in good faith by the Board of Trustees. Short-term obligations with sixty days or less remaining to maturity are valued on an amortized cost basis unless the Trustees determine that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fees, are accrued daily and taken into account for the purpose of determining net asset value of shares.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the shares of a Portfolio generally are determined as of such earlier times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they usually are determined and the close of the Exchange. If such extraordinary events occur, the securities will be valued at their fair market value as determined in good faith by the Trustees.

         For purposes of determining the net asset value per share of each Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

         AST Money Market Portfolio: For the AST Money Market Portfolio, all securities are valued by the amortized cost method. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00. No assurance can be given that this goal can be attained. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation, such as changing dividend policy, shortening the average maturity of the investments in the Portfolio or realizing gains or losses.

     PURCHASE AND REDEMPTION OF SHARES: A complete description of the manner by which the Trust's shares may be purchased and redeemed appears in the Prospectus under the heading "Purchase and Redemption of Shares."

TAX MATTERS: A description of some of the tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled "Tax Matters." No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders. The discussion in the Prospectus is not intended as a substitute for careful tax planning.

UNDERWRITER: The Trust is presently used for funding variable annuities, and may also be used for funding variable life insurance. Pursuant to an exemptive order of the Securities and Exchange Commission, the Trust may also sell its shares directly to qualified plans. If the Trust does so, it intends to use American Skandia Marketing, Incorporated ("ASM, Inc.") or another affiliated broker-dealer as underwriter, if so required by applicable law. ASM, Inc. is registered as a broker-dealer with the Securities and Exchange Commission and the National Association of Securities Dealers. It is an affiliate of American Skandia Life Assurance Corporation and the Investment Manager, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation. As of the date of this Statement, ASM, Inc. has not received payments from the Trust in connection with any brokerage or underwriting services provided to the Trust.

PERFORMANCE: The Prospectus contains a brief description of how performance is calculated. Quotations of average annual return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio) and for such other periods as deemed appropriate by the Investment Manager. These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The total return of each Portfolio, computed as of December 31, 1996, is shown in the table below. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

Total Return
                                              Date Available      One Year        Three Years     Five Years    Since
                                              for Sale                                                          Inception
--------------------------------------------- ------------------- --------------- --------------- ------------- ------------
AST Putnam Int'l Equity Portfolio(1)          05/17/89              9.65%           7.37%          9.08%        10.80%
Founders Passport Portfolio(2)                05/02/95            12.91%          N/A             N/A             9.65%
Lord Abbett Growth and Income Portfolio       05/01/92            18.56%          16.03%          N/A           14.72%
JanCap Growth Portfolio                       11/06/92            28.36%          19.14%          N/A           18.04%
Federated Utility Income Portfolio            05/04/93            11.53%            9.39%         N/A             9.88%
Federated High Yield Portfolio                01/04/94            13.58%          N/A             N/A             9.61%
AST Putnam Balanced Portfolio(3)              05/04/93            11.23%          10.93%          N/A           10.51%
T. Rowe Price Asset Allocation Portfolio      01/04/94            13.14%          N/A             N/A           11.55%
T. Rowe Price International Equity Portfolio  01/04/94            14.17%          N/A             N/A             6.87%
T. Rowe Price Natural Resources Portfolio     05/02/95            30.74%          N/A             N/A           25.03%
T.    Rowe    Price    International    Bond  05/03/94              5.98%         N/A             N/A             5.03%
Portfolio(4)
Founders Capital Appreciation Portfolio       01/04/94            20.05%          N/A             N/A           19.97%
INVESCO Equity Income Portfolio               01/04/94            17.09%          N/A             N/A           14.11%
PIMCO Total Return Bond Portfolio             01/04/94              3.42%         N/A             N/A             6.21%
PIMCO Limited Maturity Bond Portfolio         05/02/95              3.90%         N/A             N/A             5.16%
Berger Capital Growth Portfolio               10/20/94            16.34%          N/A             N/A           18.12%
Robertson Stevens Value + Growth Portfolio    05/02/96            N/A             N/A             N/A             9.90%(5)

     (1) Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

     (2) Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

     (3) Prior to October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

     (4) Prior to May 1, 1996, Scudder, Stevens & Clark, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

(5)   Not annualized.

         Quotations of a Portfolio's yield (other than the AST Money Market Portfolio) are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b + 1)6 -1]
                                       cd

where:   a = dividend and interest income
         b = expenses accrued for the period
         c = average daily number of shares outstanding during the period that were entitled to receive dividends d = maximum net asset value per share on the last day of the period

         The AST Money Market Portfolio yield refers to the income generated by an investment in the Portfolio over a seven-day period expressed as an annual percentage rate. Such Portfolio also may calculate an effective yield by compounding the base period return over a one-year period. The effective yield will be slightly higher than the yield because of the compounding effect on this assumed reinvestment.

         The current yield and effective yield calculations for shares of the AST Money Market Portfolio are illustrated for the seven-day period ended December 31, 1996:

                               Current Yield              Effective Yield
                                  4.99%                          5.11%

         Such Portfolio's total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Portfolio assuming dividend distributions are reinvested. A cumulative total return reflects the hypothetical annual compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Portfolio's performance, investors should recognize that they are not the same as actual year-by-year results.

OTHER INFORMATION:

         Principal Holders: As of April 1, 1997, more than 99% of each Portfolio was owned of record by American Skandia Life Assurance Corporation ("ASLAC") on behalf of the owners of variable annuity contracts issued by ASLAC. To the knowledge of the Trust, no person beneficially owned more than 5% of any Portfolio as of that date. As of April 15, 1997, the amount of shares of the Trust owned by the ten persons who were the officers and directors of the Trust at that time, and are expected to be the officers and directors as of the date of this Statement, and who are shown as such in the section of this Statement entitled "Management," was less than one percent of the shares.

         The Participating Insurance Companies and Qualified Plans are not obligated to continue to invest in shares of any Portfolio under all circumstances. Variable annuity and variable life insurance policy holders should refer to the prospectuses for such products for a description of the circumstances in which such a change might occur.

         Reports to Holders: Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies and Qualified Plans for which shares of the Trust are the investment vehicle will receive from the Participating Insurance Companies or Qualified Plans, as applicable, unaudited semi-annual financial statements and audited year-end financial statements. Participants in Qualified Plans will receive from trustees of the Qualified Plans, or directly from the Trust as applicable, unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.

FINANCIAL STATEMENTS: Included in this Statement of Additional Information are Audited Financial Statements for the Trust for the year ended December 31, 1996. To the extent and only to the extent that any statement in a document incorporated by reference into this Statement is modified or superseded by a statement in this Statement or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement.

        You may obtain, without charge, a copy of any or all the documents incorporated by reference in this Statement, including any exhibits to such documents which have been specifically incorporated by reference. We send such documents upon receipt of your written or oral request. Please address your request to American Skandia Trust, P.O. Box 883, Shelton, Connecticut, 06484 or call (203) 926-1888.

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
AMERICAN SKANDIA TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AST Putnam International Equity Portfolio (formerly Seligman Henderson International Equity Portfolio), Lord Abbett Growth and Income Portfolio, JanCap Growth Portfolio, AST Money Market Portfolio, Federated Utility Income Portfolio, AST Putnam Balanced Portfolio (formerly AST Phoenix Balanced Asset Portfolio), Federated High Yield Portfolio, T. Rowe Price Asset Allocation Portfolio, PIMCO Total Return Bond Portfolio, INVESCO Equity Income Portfolio, Founders Capital Appreciation Portfolio, T. Rowe Price International Equity Portfolio, T. Rowe Price International Bond Portfolio (formerly AST Scudder International Bond Portfolio), Berger Capital Growth Portfolio, Founders Passport Portfolio (formerly Seligman Henderson International Small Cap Portfolio), T. Rowe Price Natural Resources Portfolio, PIMCO Limited Maturity Bond Portfolio, and Robertson Stephens Value + Growth Portfolio of American Skandia Trust ("the Trust") as of December 31, 1996, the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodians and brokers and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of AST Putnam International Equity Portfolio, Lord Abbett Growth and Income Portfolio, JanCap Growth Portfolio, AST Money Market Portfolio, Federated Utility Income Portfolio, AST Putnam Balanced Portfolio, Federated High Yield Portfolio, T. Rowe Price Asset Allocation Portfolio, PIMCO Total Return Bond Portfolio, INVESCO Equity Income Portfolio, Founders Capital Appreciation Portfolio, T. Rowe Price International Equity Portfolio, T. Rowe Price International Bond Portfolio, Berger Capital Growth Portfolio, Founders Passport Portfolio, T. Rowe Price Natural Resources Portfolio, PIMCO Limited Maturity Bond Portfolio, and Robertson Stephens Value + Growth Portfolio of American Skandia Trust as of December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 7, 1997

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                      ----------  -------------
FOREIGN STOCK -- 97.0%
AUSTRALIA -- 2.4%
    Commonwealth Bank of Australia...    217,100  $   2,079,297
    Goodman Fielder Ltd..............  1,624,400      2,015,801
    QBE Insurance Group Ltd..........    364,500      1,922,389
    Westpac Banking Corp. Ltd........    398,100      2,267,438
                                                   ------------
                                                      8,284,925
                                                   ------------
AUSTRIA -- 1.2%
    VA Technologie AG................     26,600      4,183,869
                                                   ------------
BELGIUM -- 0.1%
    Solvay SA........................        800        490,763
                                                   ------------
BRAZIL -- 1.0%
    Telebras SA [ADR]................     45,500      3,480,750
                                                   ------------
CANADA -- 0.8%
    Magna International, Inc. Cl-A...     47,100      2,602,275
                                                   ------------
DENMARK -- 0.5%
    Danisco AS.......................     28,900      1,760,935
                                                   ------------
FRANCE -- 11.2%
    Cetelem Group SA.................     18,400      2,131,151
    Chargeurs International SA*......     39,100      1,939,791
    Credit Local de France...........     45,400      3,961,315
    Dassault Systems SA*.............     56,000      2,586,877
    Lafarge SA.......................     53,600      3,220,987
    Michelin C.G.D.E. Cl-B...........     73,600      3,979,569
    Peugeot Citroen SA...............     19,700      2,220,875
    SGS-Thomson Microelectronics*....     87,300      6,184,796
    Societe Nationale Elf Aquitaine
      SA.............................     50,376      4,592,897
    Sommer-Allibert..................     34,080      1,019,709
    Total SA Cl-B....................     66,500      5,417,254
    Zodiac SA........................      4,900      1,500,184
                                                   ------------
                                                     38,755,405
                                                   ------------
GERMANY -- 7.9%
    Adidas AG........................     24,200      2,094,079
    Altana AG........................      3,600      2,808,328
    Bayer AG.........................    161,200      6,549,733
    Bayerische Motoren Werke AG......      7,300      5,043,982
    Deutsche Telekom AG*.............    160,000      3,341,575
    Preussag AG......................      8,100      1,833,962
    Tarkett AG.......................     47,000        954,066
    Veba AG..........................     84,900      4,888,517
                                                   ------------
                                                     27,514,242
                                                   ------------
HONG KONG -- 9.0%
    Amoy Properties Ltd. ............  1,874,000      2,701,545
    Cheung Kong Holdings Ltd. .......    576,000      5,119,917
    Dao Heng Bank Group Ltd. ........    280,500      1,345,472
    Guoco Group Ltd. ................    410,000      2,295,300
    Hong Kong Electric Holdings
      Ltd. ..........................    208,000        691,137
    Hong Kong Land Holdings Ltd. ....    741,000      2,059,980
    HSBC Holdings PLC................    336,800      7,206,723

                                        SHARES        VALUE
                                      ----------  -------------

    Hutchison Whampoa Ltd. ..........    402,000      3,157,476
    Sun Hung Kai Properties Ltd. ....    272,000      3,332,084
    Swire Pacific Ltd. Cl-A..........    339,000      3,232,433
                                                   ------------
                                                     31,142,067
                                                   ------------
INDIA -- 0.8%
    Hindalco Industries Ltd. [GDR]...    112,500      2,756,250
                                                   ------------
IRELAND -- 4.3%
    Allied Irish Banks PLC...........    661,000  $   4,390,220
    Bank of Ireland PLC..............    406,600      3,680,059
    CRH PLC..........................    481,100      4,925,674
    Greencore Group PLC..............    299,300      1,878,717
                                                   ------------
                                                     14,874,670
                                                   ------------
ITALY -- 1.0%
    Ente Nazionale Idrocarburi SPA...    655,700      3,349,491
                                                   ------------
JAPAN -- 16.4%
    Bridgestone Corp. ...............    170,000      3,233,895
    Canon, Inc. .....................    208,000      4,604,237
    Dai Nippon Printing Co. Ltd. ....    161,000      2,826,027
    Daikin Industries Ltd. ..........    135,000      1,202,335
    Denso Corp. .....................    153,000      3,691,051
    East Japan Railway Co. Ltd. .....        430      1,937,138
    Hirose Electric Ltd. ............     32,000      1,856,636
    Ito-Yokado Co. Ltd. .............     62,000      2,701,945
    Kao Corp. .......................    244,000      2,848,249
    Komori Corp. ....................     29,000        616,861
    Kurita Water Industries Ltd. ....     95,000      1,922,179
    Kyushu Electric Power Ltd. ......     63,000      1,225,681
    Mauri Co. Ltd. ..................    153,000      2,764,981
    Mitsubishi Motors Corp. .........    195,000      1,424,773
    Mitsui & Co. Ltd. ...............    267,000      2,170,169
    Murata Manufacturing Co. Ltd. ...     47,000      1,564,635
    Nippon Telegraph & Telephone
      Corp. .........................        231      1,753,722
    Obayashi Corp. ..................    276,000      1,866,252
    Omron Corp. .....................    100,000      1,884,998
    Onward Kashiyama Co. Ltd. .......     95,000      1,338,954
    Santen Phamaceutical Ltd. .......     61,000      1,265,888
    Sekisui Chemical Co. Ltd. .......    112,000      1,133,074
    Sharp Corp. .....................    159,000      2,268,482
    TDK Corp. .......................     60,000      3,916,991
    Tokio Marine & Fire Insurance
      Co. ...........................    146,000      1,376,048
    Tostem Corp. ....................     34,000        940,770
    Yamanouchi Pharmaceutical Co.
      Ltd. ..........................     79,000      1,625,767
    Yamato Transport Co. Ltd. .......     93,000        964,980
                                                   ------------
                                                     56,926,718
                                                   ------------
MALAYSIA -- 0.8%
    Malayan Banking BHD..............    100,000      1,108,779
    Malaysian Assurance Alliance
      BHD............................    326,000      1,587,851
                                                   ------------
                                                      2,696,630
                                                   ------------

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                      ----------  -------------
MEXICO -- 0.6%
    Panamerican Beverages, Inc.
      Cl-A...........................     41,200  $   1,936,400
                                                   ------------
NETHERLANDS -- 12.0%
    ABN AMRO Holding NV..............     78,600      5,122,124
    Aegon NV.........................     53,700      3,427,858
    AKZO Nobel NV....................     24,300      3,324,907
    DSM NV...........................     16,900      1,669,620
    Getronics NV.....................     76,100      2,069,278
    Gucci Group NV...................     16,300      1,039,125
    IHC Caland NV....................     54,700      3,130,154
    ING Groep NV.....................    135,000      4,868,391
    KLM Royal Dutch Airlines NV......     69,000      1,944,226
    New Holland NV*..................    105,000      2,191,875
    Philips Electronics NV...........     96,300      3,908,279
    Royal PTT Nederland [ADR]........    103,900      3,948,200
    Unilever NV......................     16,300      2,888,033
    Vendex International NV..........     48,700      2,086,578
                                                   ------------
                                                     41,618,648
                                                   ------------
PORTUGAL -- 1.0%
    Portugal Telecom SA..............    125,400      3,576,384
                                                   ------------
SINGAPORE -- 1.1%
    Far East Levingston Shipbuilding
      Ltd. ..........................    285,000      1,487,559
    Overseas Union Bank Ltd. Cl-F....    149,000      1,150,579
    United Overseas Bank Ltd.........    105,000      1,171,171
                                                   ------------
                                                      3,809,309
                                                   ------------
SPAIN -- 1.0%
    Banco Bilbao Vizcaya SA..........     36,500      1,976,707
    Mapfre Vida SA...................     10,400        723,115
    Tabacalera SA Cl-A...............     20,800        898,270
                                                   ------------
                                                      3,598,092
                                                   ------------
SWEDEN -- 6.7%
    Astra AB Cl-A....................     93,300      4,629,353
    Autoliv AB.......................     23,500      1,034,541
    Electrolux AB Cl-B...............     40,800      2,378,834
    Ericsson, (L.M.) Telephone Co.
      Cl-B...........................    124,900      3,880,196
    Pharmacia & Upjohn, Inc. ........    107,900      4,440,296
    Sandvik AB Cl-B..................    139,200      3,791,575
    Svenska Cellulosa AB Cl-B........    141,500      2,885,459
                                                   ------------
                                                     23,040,254
                                                   ------------
SWITZERLAND -- 5.7%
    ABB AG...........................      2,430      3,023,201
    Julius Baer Holdings AG Cl-B.....      1,570      1,645,901
    Nestle SA........................      3,990      4,284,264
    Novartis AG*.....................      3,360      3,848,823
    Rieter Holdings AG...............      4,600      1,271,763
    Schweizerische Rueckversicerungs-
      Gesellschaft...................      3,100      3,310,095
    Societe Generale de Surveillance
      Holding SA.....................      1,000      2,458,343
                                                   ------------
                                                     19,842,390
                                                   ------------

                                        SHARES        VALUE
                                      ----------  -------------
UNITED KINGDOM -- 11.5%
    BAT Industries PLC...............    562,000  $   4,663,920
    Barclays PLC.....................    214,000      3,667,346
    British Petroleum Co. PLC........    247,700      2,972,044
    Burmah Castrol PLC...............    170,100      3,207,840
    General Electric Co. PLC.........    594,000      3,886,609
    Guinness PLC.....................     88,500        693,514
    Molins PLC.......................     44,400        682,556
    RTZ Corp. PLC....................    203,300      3,261,116
    Scottish Power PLC...............    611,900      3,689,301
    Securicor PLC....................    288,700      1,382,132
    Shell Transport & Trading Co.
      PLC............................    203,300      3,522,283
    United Utilities PLC.............    182,000      1,935,905
    Vodafone Group PLC...............    955,400      4,033,882
    Weir Group PLC...................    471,700      2,120,881
                                                   ------------
                                                     39,719,329
                                                   ------------
TOTAL FOREIGN STOCK
  (COST $312,082,358)................               335,959,796
                                                   ------------

                                            PAR
                              MATURITY     (000)
                              ----------  --------
REPURCHASE AGREEMENTS -- 2.9%
    UBS Securities Funding,
      Inc. 6.75% dated
      12/31/96, repurchase
      price $9,924,720
      (Collateralized by
      U.S. Treasury Note,
      par value $10,406,000,
      market value
      $10,137,364 due
      11/15/05)
      (COST $9,921,000).....  01/02/97  $9,921       9,921,000
                                                  ------------
TOTAL INVESTMENTS -- 99.9%
  (COST $322,003,358)..................            345,880,796
                                                  ------------
OTHER ASSETS LESS
  LIABILITIES -- 0.1%..................                330,585
                                                  ------------
NET ASSETS -- 100.0%...................           $346,211,381
                                                  ============

Foreign currency exchange contracts outstanding at December 31, 1996:

                  PRINCIPAL
                    AMOUNT        CONTRACTED                      UNREALIZED
                   COVERED         EXCHANGE      EXPIRATION      APPRECIATION
TYPE             BY CONTRACT         RATE          MONTH        (DEPRECIATION)
------------------------------------------------------------------------------
Buy      DEM     $   861,223         1.5548         01/97         $  10,093
Buy      GBP          13,435         0.5952         01/97               260
Buy      GBP       6,583,201         0.5996         05/97           154,018
Buy      JPY      26,257,749       111.6242         01/97          (889,472)
                                                                  ----------
                                                                  $(725,101)
                                                                  ==========

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                  PRINCIPAL
                    AMOUNT        CONTRACTED                      UNREALIZED
                   COVERED         EXCHANGE      EXPIRATION      APPRECIATION
TYPE             BY CONTRACT         RATE          MONTH        (DEPRECIATION)
------------------------------------------------------------------------------
Sell     BEF     $    60,778        31.9902         01/97         $     (627)
Sell     DEM      11,065,956         1.5010         05/97            163,858
Sell     FRF      24,309,261         5.1201         05/97             89,751
Sell     GBP         218,333         0.5854         01/97               (563)
Sell     GBP       6,438,840         0.6130         05/97           (298,380)
Sell     JPY      39,687,235       112.7929         01/97            942,956
Sell     NLG      15,396,465         1.6976         05/97            106,752
                                                                    --------
                                                                  $1,003,747
                                                                  ==========

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
COMMON STOCK -- 85.9%
AEROSPACE -- 0.6%
    Boeing Co. ....................     30,000    $  3,191,250
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 1.8%
    General Motors Corp............    175,000       9,756,250
                                                  ------------
CHEMICALS -- 1.9%
    Dow Chemical Co................     70,000       5,486,250
    Hanna, (M.A.) Co...............    200,000       4,375,000
                                                  ------------
                                                     9,861,250
                                                  ------------
CLOTHING & APPAREL -- 1.5%
    Liz Claiborne, Inc. ...........    100,000       3,862,500
    VF Corp........................     60,000       4,050,000
                                                  ------------
                                                     7,912,500
                                                  ------------
COMPUTER HARDWARE -- 6.6%
    Digital Equipment Corp.*.......    130,000       4,728,750
    EMC Corp.*.....................    150,000       4,968,750
    Hewlett-Packard Co.............    225,000      11,306,250
    International Business Machines
      Corp.........................     50,000       7,550,000
    Seagate Technology, Inc.*......    160,000       6,320,000
                                                  ------------
                                                    34,873,750
                                                  ------------
CONGLOMERATES -- 1.2%
    Minnesota Mining &
      Manufacturing Co. ...........     80,000       6,630,000
                                                  ------------
CONSUMER PRODUCTS &
  SERVICES -- 2.2%
    American Brands, Inc. .........    170,000       8,436,250
    Whirlpool Corp.................     70,000       3,263,750
                                                  ------------
                                                    11,700,000
                                                  ------------
ELECTRONIC COMPONENTS &
  EQUIPMENT -- 3.4%
    Emerson Electric Co. ..........    120,000      11,610,000
    National Service Industries,
      Inc. ........................    170,000       6,353,750
                                                  ------------
                                                    17,963,750
                                                  ------------
ENVIRONMENTAL SERVICES -- 1.6%
    WMX Technologies, Inc. ........    260,000       8,482,500
                                                  ------------
FINANCIAL-BANK & TRUST -- 8.5%
    Bank of Boston Corp............    200,000      12,850,000
    BankAmerica Corp. .............     60,000       5,985,000
    Chase Manhattan Corp. .........    100,000       8,925,000
    Comerica, Inc. ................     90,000       4,713,750
    Great Western Financial
      Corp. .......................    210,000       6,090,000
    Keycorp........................    130,000       6,565,000
                                                  ------------
                                                    45,128,750
                                                  ------------
FINANCIAL SERVICES -- 1.3%
    Dean Witter Discover & Co. ....     30,900       2,047,125
    Providian Corp. ...............    100,000       5,137,500
                                                  ------------
                                                     7,184,625
                                                  ------------
                                      SHARES         VALUE
                                     ---------    ------------

FOOD -- 8.1%
    Conagra, Inc. .................    200,000       9,950,000
    CPC International, Inc. .......     85,000       6,587,500
    Heinz, (H.J.) Co. .............    170,000       6,077,500
    Hershey Foods Corp. ...........     75,000       3,281,250
    Pioneer Hi-Bred International,
      Inc. ........................    100,000       7,000,000
    Sara Lee Corp. ................    170,000       6,332,500
    Supervalu, Inc. ...............    140,000       3,972,500
                                                  ------------
                                                    43,201,250
                                                  ------------
HEALTHCARE SERVICES -- 1.1%
    United Healthcare Corp. .......    125,000    $  5,625,000
                                                  ------------
INDUSTRIAL PRODUCTS -- 2.4%
    Cooper Tire & Rubber Co. ......     79,400       1,568,150
    Corning, Inc. .................    240,000      11,100,000
                                                  ------------
                                                    12,668,150
                                                  ------------
INSURANCE -- 5.8%
    American General Corp. ........     38,000       1,553,250
    Chubb Corp. ...................    225,000      12,093,750
    CIGNA Corp. ...................     30,000       4,098,750
    Safeco Corp. ..................    175,000       6,901,563
    Transamerica Corp. ............     80,000       6,320,000
                                                  ------------
                                                    30,967,313
                                                  ------------
MACHINERY & EQUIPMENT -- 4.4%
    Deere & Co. ...................    275,000      11,171,875
    Goulds Pumps, Inc. ............    210,000       4,816,875
    Snap-On, Inc. .................    200,000       7,125,000
                                                  ------------
                                                    23,113,750
                                                  ------------
MEDICAL SUPPLIES &
  EQUIPMENT -- 1.7%
    Mallinckrodt Group, Inc. ......    200,000       8,825,000
                                                  ------------
OFFICE EQUIPMENT -- 0.8%
    Harris Corp. ..................     65,000       4,460,625
                                                  ------------
OIL & GAS -- 7.7%
    Chevron Corp. .................     80,000       5,200,000
    Coastal Corp. .................     70,000       3,421,250
    Consolidated Natural Gas
      Co. .........................     75,000       4,143,750
    Mobil Corp. ...................    100,000      12,225,000
    Schlumberger Ltd. .............     45,000       4,494,375
    Sonat, Inc. ...................    100,000       5,150,000
    Total SA [ADR].................    160,000       6,440,000
                                                  ------------
                                                    41,074,375
                                                  ------------
PAPER & FOREST PRODUCTS -- 4.4%
    International Paper Co. .......    225,000       9,084,375
    James River Corp. of
      Virginia.....................    270,000       8,943,750
    Kimberly-Clark Corp. ..........     55,000       5,238,750
                                                  ------------
                                                    23,266,875
                                                  ------------
PHARMACEUTICALS -- 3.4%
    Smithkline Beecham PLC [ADR]...    120,000       8,160,000
    Warner-Lambert Co. ............    130,000       9,750,000
                                                  ------------
                                                    17,910,000
                                                  ------------

LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
PRINTING & PUBLISHING -- 0.6%
    Deluxe Corp. ..................    100,000    $  3,275,000
                                                  ------------
RESTAURANTS -- 1.1%
    Brinker International, Inc.*...    350,000       5,600,000
                                                  ------------
RETAIL & MERCHANDISING -- 5.1%
    Dillard Department Stores, Inc.
      Cl-A.........................    200,000       6,175,000
    May Department Stores Co. .....     85,000       3,973,750
    Payless Shoesource, Inc.*......    170,000       6,375,000
    Toys 'R' Us, Inc.*.............    350,000      10,500,000
                                                  ------------
                                                    27,023,750
                                                  ------------
TELECOMMUNICATIONS -- 3.2%
    AT&T Corp. ....................    140,000       6,090,000
    Lucent Technologies, Inc. .....     65,000       3,006,250
    MCI Communications Corp. ......    240,000       7,845,000
                                                  ------------
                                                    16,941,250
                                                  ------------
UTILITIES -- 5.5%
    Baltimore Gas & Electric
      Co. .........................    260,000       6,955,000
    Carolina Power & Light Co. ....    200,000       7,300,000
    Central & South West Corp. ....    280,000       7,175,000
    Cinergy Corp. .................    230,000       7,676,250
                                                  ------------
                                                    29,106,250
                                                  ------------
TOTAL COMMON STOCK
  (COST $384,990,810)..............                455,743,213
                                                  ------------
PREFERRED STOCK -- 4.1%
CONTAINERS & PACKAGING -- 0.8%
    Sonoco Products Co. $2.25
      [CVT]........................     75,000       4,115,625
                                                  ------------
                                      SHARES         VALUE
                                     ---------    ------------
INSURANCE -- 0.7%
    Aetna, Inc. Cl-C 6.25% [CVT]...     50,000    $  3,968,750
                                                  ------------
OIL & GAS -- 2.6%
    Atlantic Richfield Co. 9.01%
      [CVT]........................    250,000       5,375,000
    Occidental Petroleum Corp.
      $3.875 [CVT] 144A............    140,000       8,223,040
                                                  ------------
                                                    13,598,040
                                                  ------------
TOTAL PREFERRED STOCK
  (COST $21,967,527)...............                 21,682,415
                                                  ------------
SHORT TERM INVESTMENTS -- 7.1%
    Temporary Investment Cash
      Fund.........................  18,939,511     18,939,511
    Temporary Investment Fund......  18,939,511     18,939,511
                                                  ------------
    (COST $37,879,022).............                 37,879,022
                                                  ------------

                                          PAR
                             MATURITY    (000)
                             ---------  -------
U.S. TREASURY OBLIGATIONS -- 2.5%
    U.S. Treasury Bonds
      6.875%
      (COST $12,755,062)...  08/15/25   $13,000     13,253,240
                                                  ------------
TOTAL INVESTMENTS -- 99.6%
  (COST $457,592,421).................             528,557,890
OTHER ASSETS LESS
  LIABILITIES -- 0.4%.................               1,939,559
                                                  ------------
NET ASSETS -- 100.0%..................            $530,497,449
                                                  ============

--------------------------------------------------------------------------------

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.6% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   ------------
COMMON STOCK -- 92.1%
AEROSPACE -- 3.9%
    Boeing Co. ......................   268,800   $ 28,593,600
    Gulfstream Aerospace Corp.* .....    35,425        859,056
    Textron, Inc. ...................    56,850      5,358,113
                                                  ------------
                                                    34,810,769
                                                  ------------
AIRLINES -- 3.8%
    UAL Corp.* ......................   538,025     33,626,563
                                                  ------------
BEVERAGES -- 6.1%
    Coca-Cola Co. ...................   297,200     15,640,150
    Coca-Cola Enterprises, Inc. .....   185,250      8,984,625
    Pepsico, Inc. ................... 1,021,550     29,880,338
                                                  ------------
                                                    54,505,113
                                                  ------------
CHEMICALS -- 7.5%
    Cytec Industries, Inc.* .........   743,950     30,222,969
    Monsanto Co. ....................   694,650     27,004,519
    Praxair, Inc. ...................   206,900      9,543,263
                                                  ------------
                                                    66,770,751
                                                  ------------
CLOTHING & APPAREL -- 4.5%
    Gucci Group NV [ADR] ............   210,950     13,474,431
    Nike, Inc. Cl-B .................   442,825     26,458,794
    St. John Knits, Inc. ............     7,375        320,813
                                                  ------------
                                                    40,254,038
                                                  ------------
COMPUTER HARDWARE -- 5.8%
    Dell Computer Corp.* ............   264,925     14,074,141
    International Business Machines
      Corp. .........................   246,850     37,274,350
                                                  ------------
                                                    51,348,491
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 13.8%
    Cadence Design Systems, Inc.* ...   100,000      3,975,000
    Cisco Systems, Inc.* ............   469,525     29,873,528
    Clarify, Inc.* ..................    46,100      2,212,800
    Computer Sciences Corp.* ........   134,425     11,039,653
    First Data Corp. ................   563,878     20,581,547
    Gartner Group, Inc. Cl-A* .......   289,800     11,284,087
    HBO & Co. .......................   161,875      9,611,328
    Microsoft Corp.* ................   306,575     25,330,759
    Oracle Corp.* ...................    36,750      1,534,313
    Parametric Technology Corp.* ....    71,025      3,648,909
    Sapient Corp.* ..................    84,000      3,538,500
    Transactions Systems Architects,
      Inc.* .........................    12,100        402,325
                                                  ------------
                                                   123,032,749
                                                  ------------
ELECTRONIC COMPONENTS &
  EQUIPMENT -- 3.1%
    Applied Materials, Inc.* ........   150,000      5,390,625
    Diebold, Inc. ...................    65,825      4,138,747
    Etec Systems, Inc.* .............    28,450      1,088,212
    General Electric Co. ............   151,225     14,952,372
    KLA Instruments Corp.* ..........    45,000      1,597,500
    Raychem Corp. ...................    12,400        993,550
                                                  ------------
                                                    28,161,006
                                                  ------------

                                       SHARES        VALUE
                                      ---------   ------------
ENTERTAINMENT & LEISURE -- 1.4%
    Mirage Resorts, Inc.* ...........   578,800   $ 12,516,550
                                                  ------------
FINANCIAL-BANK & TRUST -- 13.0%
    Bank Plus Corp.* ................   670,609      7,712,003
    Chase Manhattan Corp. ...........   281,450     25,119,412
    Citicorp ........................   403,445     41,554,835
    Mercantile Bancorporation,
      Inc. ..........................   111,200      5,712,900
    Wells Fargo & Co. ...............   134,083     36,168,889
                                                  ------------
                                                   116,268,039
                                                  ------------
FINANCIAL SERVICES -- 8.1%
    Associates First Capital
      Corp. .........................   187,975      8,294,397
    Federal Home Loan Mtge. Corp. ...   135,175     14,886,147
    Federal National Mtge. Assoc. ...   352,085     13,115,166
    First USA Paymentech, Inc.* .....   137,400      4,654,425
    Hambrecht & Quist Group* ........   258,775      5,596,009
    Merrill Lynch & Co., Inc. .......   312,925     25,503,387
                                                  ------------
                                                    72,049,531
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.5%
    Fresenius Medical Care AG
      [ADR]*.........................   171,325      4,818,516
                                                  ------------
METALS & MINING -- 1.5%
    Potash Corp. of Saskatchewan,
      Inc............................   154,175     13,104,875
                                                  ------------
OFFICE EQUIPMENT -- 1.8%
    Alco Standard Corp. .............    63,200      3,262,700
    Danka Business Systems PLC
      [ADR]..........................   370,450     13,104,669
                                                  ------------
                                                    16,367,369
                                                  ------------
PHARMACEUTICALS -- 8.6%
    Biochem Pharma, Inc.* ...........    84,450      4,243,612
    Bristol-Meyers Squibb Co. .......     6,475        704,156
    Lilly, (Eli) & Co. ..............   300,275     21,920,075
    Pfizer, Inc. ....................   374,975     31,076,053
    Warner Lambert Co. ..............   250,000     18,750,000
                                                  ------------
                                                    76,693,896
                                                  ------------
RETAIL & MERCHANDISING -- 0.9%
    Cross-Continent Auto Retailers,
      Inc.*..........................    31,675        661,216
    Finish Line, Inc.* ..............    72,500      1,531,562
    Vons Companies, Inc.* ...........    94,375      5,650,703
                                                  ------------
                                                     7,843,481
                                                  ------------
SEMI-CONDUCTORS -- 1.7%
    Intel Corp. .....................   116,350     15,234,578
                                                  ------------
TELECOMMUNICATIONS -- 5.5%
    Ascend Communications, Inc.* ....   114,550      7,116,419
    Cincinnati Bell, Inc. ...........   130,625      8,049,766
    Lucent Technologies, Inc. .......   733,100     33,905,875
                                                  ------------
                                                    49,072,060
                                                  ------------
UTILITIES -- 0.6%
    PECO Energy Co. .................   206,325      5,209,706
                                                  ------------
TOTAL COMMON STOCK
  (COST $644,897,492) ...............              821,688,081
                                                  ------------

JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   ------------
FOREIGN STOCK -- 1.3%
AUTOMOBILE MANUFACTURERS
    Porsche AG Pfd. -- (DEM)
    (COST $8,294,264) ...............    13,419   $ 12,004,636
                                                  ------------

                                          PAR
                             MATURITY    (000)
                             --------   --------
COMMERCIAL PAPER -- 4.4%
    American Express Credit
      Corp. 6.55%
    (COST $39,292,850) ....  01/02/97    $39,300    39,292,850
                                                  ------------
                                                     VALUE
                                                     -----

TOTAL INVESTMENTS -- 97.8%
  (COST $692,484,606) ...............             $872,985,567
OTHER ASSETS LESS
  LIABILITIES -- 2.2% ...............               19,338,822
                                                  ------------
NET ASSETS -- 100.0% ................             $892,324,389
                                                  ============

Foreign currency exchange contracts outstanding at December 31, 1996:

                  PRINCIPAL
                   AMOUNT        CONTRACTED
                   COVERED        EXCHANGE      EXPIRATION       UNREALIZED
TYPE             BY CONTRACT        RATE          MONTH         APPRECIATION
----------------------------------------------------------------------------
Sell     DEM     $6,388,155        1.4757          01/97          $247,747
                                                                  ========

--------------------------------------------------------------------------------
* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                            MATURITY    (000)        VALUE
                            --------   -------    ------------
CORPORATE OBLIGATIONS -- 12.7%
FINANCIAL-BANK & TRUST
    Abbey National
      Treasury [VR]
      5.375%..............  01/15/97   $15,000    $ 14,995,855
    Bayerische Landesbank [VR]
      5.37%...............  01/15/97     5,000       4,999,879
    First Union National
      Bank NC
      5.595% [VR].........  01/20/97     5,000       5,000,000
      5.36%...............  02/18/97    20,000      20,000,000
    PNC Bank N.A. [VR]
      5.5037%.............  01/11/97    15,000      14,989,511
    Society National Bank
      of Cleveland [VR]
      4.85%...............  01/01/97    10,000       9,996,492
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $69,981,737)................                69,981,737
                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 15.8%
    Federal Home Loan Bank
      6.50%...............  01/02/97    76,630      76,616,164
    Federal National Mtge.
      Assoc. [VR]
      5.42%...............  01/07/97    10,000       9,996,583
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $86,612,747)................                86,612,747
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 1.8%
    U.S. Treasury Notes
      5.25%
    (COST $9,967,357).....  12/31/97    10,000       9,967,357
                                                  ------------
CERTIFICATES OF DEPOSIT -- 39.9%
    Bank of New York
      Co., Inc.
      5.55%...............  04/01/97     5,000       4,999,141
    Bank of Tokyo N.A.
      5.58%...............  03/17/97    25,000      25,000,000
    Banque National de
      Paris NY
      5.38%...............  03/03/97    20,000      19,999,558
    Banque National de
      Paris SF
      5.80%...............  01/09/97     7,000       6,999,274
    Bayerische Landesbank
      NY
      5.50%...............  11/21/97     7,500       7,494,208
    Canadian Imperial Bank
      of Commerce
      5.39%...............  01/30/97    17,225      17,225,000
      5.46%...............  02/19/97     7,500       7,500,101

                                         PAR
                            MATURITY    (000)        VALUE
                            --------   -------    ------------
    Deutsche Bank
      5.55%...............  11/10/97   $20,000    $ 19,991,058
    Landesbank Hess
      6.01%...............  07/18/97     5,000       5,007,710
    National Westminster
      Bank NY
      5.39%...............  02/14/97    21,000      20,999,979
    NationsBank Corp.
      4.90%...............  02/05/97    12,000      11,999,445
    Royal Bank of Canada
      5.745%..............  05/15/97    22,000      22,003,372
    Sanwa Bank Ltd.
      5.68%...............  01/13/97    25,000      25,000,083
    Societe Generale NY
      5.65%...............  04/01/97    15,000      15,000,971
    Sumitomo Bank Ltd. NY
      5.61%...............  01/31/97    10,000      10,000,083
                                                  ------------
TOTAL CERTIFICATES OF DEPOSIT
  (COST $219,219,983)...............               219,219,983
                                                  ------------
COMMERCIAL PAPER -- 29.6%
BEVERAGES -- 0.9%
    Coca-Cola Co.
      5.92%...............  01/09/97     5,000       4,993,422
FINANCIAL-BANK & TRUST -- 9.8%
    ABN AMRO Bank
      5.34%...............  06/19/97    10,000       9,749,317
    Barclays U.S. Funding
      Corp.
      5.72%...............  01/03/97    25,000      24,992,056
    Caisse D'Amortissement
      5.33%...............  02/06/97    19,000      18,898,730
                                                  ------------
                                                    53,640,103
                                                  ------------
FINANCIAL SERVICES -- 8.9%
    Deutsche Bank
      Financial, Inc.
      5.70%...............  01/02/97     5,000       4,999,208
    Ford Motor Credit
      Corp.
      7.00%...............  01/02/97    25,000      24,995,139
    Korea Development Bank
      5.32%...............  03/05/97    19,000      18,823,110
                                                  ------------
                                                    48,817,457
                                                  ------------
INSURANCE -- 0.9%
    AIG Funding Corp.
      5.95%...............  01/02/97     5,000       4,999,174
                                                  ------------
OIL & GAS -- 4.6%
    Koch Industries, Inc.
      7.10%...............  01/02/97    25,000      24,995,069
                                                  ------------

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                            MATURITY    (000)        VALUE
                            --------   -------    ------------
PHARMACEUTICALS -- 4.5%
    Warner-Lambert Co.
      6.10%...............  01/06/97   $25,000    $ 24,978,819
                                                  ------------
TOTAL COMMERCIAL PAPER
  (COST $162,424,044)...............               162,424,044
                                                  ------------
TOTAL INVESTMENTS -- 99.8%
  (COST $548,205,868)...............               548,205,868
OTHER ASSETS LESS
  LIABILITIES -- 0.2%...............                 1,263,717
                                                  ------------
NET ASSETS -- 100.0%................              $549,469,585
                                                  ============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FEDERATED UTILITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 74.6%
AUTOMOBILE MANUFACTURERS -- 1.1%
    Ford Motor Co. ....................  44,000  $  1,402,500
                                                 ------------
CONGLOMERATES -- 1.9%
    Philip Morris Companies, Inc. .....  20,200     2,275,025
                                                 ------------
FINANCIAL-BANK & TRUST -- 1.0%
    Mellon Bank Corp. .................  16,600     1,178,600
                                                 ------------
OIL & GAS -- 2.9%
    Exxon Corp.........................   6,000       588,000
    New Jersey Resources Corp. ........   8,700       254,475
    Panenergy Corp. ...................  29,900     1,345,500
    Williams Companies, Inc. ..........  37,950     1,423,125
                                                 ------------
                                                    3,611,100
                                                 ------------
REAL ESTATE -- 2.9%
    Meditrust Corp. [REIT].............  90,700     3,628,000
                                                 ------------
TELECOMMUNICATIONS -- 19.2%
    Ameritech Corp. ...................  58,400     3,540,500
    AT&T Corp. ........................  24,000     1,044,000
    BellSouth Corp. ...................  87,300     3,524,737
    Frontier Corp. ....................  26,500       599,562
    GTE Corp. .........................  77,700     3,535,350
    MCI Communications Corp. .......... 111,600     3,647,925
    Pacific Telesis Group..............  69,200     2,543,100
    SBC Communications, Inc. ..........  13,100       677,925
    Sprint Corp. ......................  61,600     2,456,300
    Telebras SA [ADR]..................  18,400     1,407,600
    Telefonica del Peru SA Cl-B
      [ADR]............................  32,400       611,550
                                                 ------------
                                                   23,588,549
                                                 ------------
UTILITIES -- 0.2%
    American Water Works Co., Inc. ....  13,900       286,687
                                                 ------------
UTILITIES -- ELECTRIC -- 41.0%
    Cinergy Corp. .....................  43,800     1,461,825
    CMS Energy Corp. .................. 114,200     3,839,975
    DPL, Inc. ......................... 132,200     3,238,900
    DQE, Inc. .........................  99,850     2,895,650
    Duke Power Co. ....................  98,300     4,546,375
    FPL Group, Inc. ................... 106,900     4,917,400
    GPU, Inc...........................  54,600     1,835,925
    Illinova Corp...................... 109,000     2,997,500
    Korea Electric Power Corp. [ADR]...  41,600       852,800
    National Power PLC [ADR]...........  78,300     2,652,413
    NIPSCO Industries, Inc.............  72,800     2,884,700
    Pacificorp.........................  91,400     1,873,700
    PECO Energy Co.....................  90,100     2,275,025
    Pinnacle West Capital Co........... 116,700     3,705,225
    Portland General Corp..............  63,900     2,683,800
    Southern Co........................ 122,700     2,776,087
    Teco Energy, Inc................... 108,400     2,615,150
    Texas Utilities Co.................  59,000     2,404,250
                                                 ------------
                                                   50,456,700
                                                 ------------

                                        SHARES      VALUE
                                        -------  ------------
UTILITIES -- GAS -- 4.4%
    MCN Corp........................... 102,900  $  2,971,238
    Pacific Enterprises................  81,500     2,475,563
                                                 ------------
                                                    5,446,801
                                                 ------------
TOTAL COMMON STOCK
    (COST $81,880,351).................            91,873,962
                                                 ------------
PREFERRED STOCK -- 15.7%
COMPUTER SERVICES & SOFTWARE -- 1.7%
    Microsoft Corp. 2.75% [CVT]........  25,700     2,059,213
                                                 ------------
CONTAINERS & PACKAGING -- 0.5%
    Amcor Ltd. 7.25% [CVT].............  12,700       647,700
                                                 ------------
ENVIRONMENTAL SERVICES -- 1.0%
    Browning-Ferris Industries, Inc.
      7.25% [CVT]......................  45,300     1,291,050
                                                 ------------
FINANCIAL SERVICES -- 5.8%
    Merrill Lynch & Co., Inc. [CVT]
      6.00%............................  33,300       740,925
      6.25%............................  15,200       609,900
      6.50%............................  31,300     2,104,925
      7.25%............................  11,600       771,400
    Salomon, Inc. [CVT]
      6.25%............................  22,200     1,337,550
      7.625%...........................  22,000       673,750
    SunAmerica, Inc. $3.10 [CVT].......  20,000       845,000
                                                 ------------
                                                    7,083,450
                                                 ------------
INSURANCE -- 1.0%
    Aetna, Inc. 6.25% [CVT]............  15,500     1,230,312
                                                 ------------
METALS & MINING -- 1.0%
    Coeur D'arlene Mines Corp. 7.00%
      [CVT]............................  68,700     1,202,250
                                                 ------------
OFFICE EQUIPMENT -- 0.5%
    Alco Standard Corp. $5.04 [CVT]....   6,600       630,300
                                                 ------------
OIL & GAS -- 2.5%
    Tosco Corp. [CVT] 144A*............  23,800     1,228,675
    Williams Companies, Inc. $3.50
      [CVT]............................  20,500     1,783,500
                                                 ------------
                                                    3,012,175
                                                 ------------
PAPER & FOREST PRODUCTS -- 0.3%
    International Paper Co. 5.25%
      [CVT]............................   7,800       354,900
                                                 ------------
PRINTING & PUBLISHING -- 0.5%
    Hollinger International Publishing
      Co. 9.75% [CVT]..................  58,600       673,900
                                                 ------------
TELECOMMUNICATIONS -- 0.9%
    Airtouch Communications, Inc. 6.00%
      Cl-B [CVT].......................  41,100     1,119,975
                                                 ------------
TOTAL PREFERRED STOCK
  (COST $18,081,464)...................            19,305,225
                                                 ------------

FEDERATED UTILITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
FOREIGN STOCK -- 2.0%
TELECOMMUNICATIONS -- 1.3%
    Stet di Risp SPA -- (ITL).......... 475,600   $  1,599,377
                                                  ------------
UTILITIES -- ELECTRIC -- 0.7%
    Iberdrola SA -- (ESP)..............  59,000        838,690
                                                  ------------
TOTAL FOREIGN STOCK
  (COST $1,809,986)....................              2,438,067
                                                  ------------

                                          PAR
                              MATURITY   (000)
                              --------  --------
CORPORATE OBLIGATIONS -- 4.0%
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.9%
    Solectron Corp. Notes
      [CVT] 144A
      6.00%.................. 03/01/06    $1,050     1,136,625
                                                  ------------
FINANCIAL SERVICES -- 1.0%
    New World Infrastructure
      Bonds [CVT] 144A
      5.00%.................. 07/15/01     1,000     1,183,750
                                                  ------------
HEALTHCARE SERVICES -- 0.5%
    Tenet Healthcare Corp.
      Sub. Notes [CVT]
      6.00%.................. 12/01/05       560       594,300
                                                  ------------
PHARMACEUTICALS -- 0.8%
    Alza Corp. Sub. Debs.
      [CVT]
      5.00%.................. 05/01/06     1,100     1,061,500
                                                  ------------
RETAIL &
  MERCHANDISING -- 0.4%
    Saks Holdings, Inc. Sub.
      Notes [CVT]
      5.50%.................. 09/15/06       500       455,625
                                                  ------------
UTILITIES -- ELECTRIC -- 0.4%
    Korea Electric Power
      Debs. [CVT]
      5.00%.................. 08/01/01       470       490,562
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $4,672,101)...................               4,922,362
                                                  ------------

                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
REPURCHASE AGREEMENTS -- 3.3%
    HSBC Securities, Inc.
      5.50% dated 12/31/96,
      repurchase price
      $4,102,253
      (Collateralized
      by U.S. Treasury Note,
      par value $4,030,000,
      market value $4,202,292
      due 04/15/98)
      (COST $4,101,000)...... 01/02/97    $4,101  $  4,101,000
                                                  ------------

                                         SHARES
                                        --------
SHORT TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund.....   5,138         5,138
    Temporary Investment Fund..........   5,138         5,138
                                                 ------------
    (COST $10,276).....................                10,276
                                                 ------------
TOTAL INVESTMENTS -- 99.6%
  (COST $110,555,178)..................           122,650,892
OTHER ASSETS LESS
  LIABILITIES -- 0.4%..................               487,196
                                                 ------------
NET ASSETS -- 100.0%...................          $123,138,088
                                                 ============

--------------------------------------------------------------------------------

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 2.9% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 50.0%
ADVERTISING -- 0.2%
    Omnicom Group, Inc. ...............  10,100  $    462,075
                                                   ----------
AEROSPACE -- 1.6%
    General Motors Corp. Cl-H..........  21,900     1,231,875
    Gulfstream Aerospace Corp.*........   2,800        67,900
    Northrop Grumman Corp. ............  15,150     1,253,662
    Precision Castparts Corp. .........   5,800       287,825
    Rockwell International Corp.*......   9,470       576,486
    United Technologies Corp. .........  17,580     1,160,280
                                                   ----------
                                                    4,578,028
                                                   ----------
AIRLINES -- 0.3%
    Delta Air Lines, Inc. .............  10,500       744,187
                                                   ----------
AUTOMOBILE MANUFACTURERS -- 1.5%
    Chrysler Corp. ....................  23,000       759,000
    Ford Motor Co. ....................  43,090     1,373,494
    General Motors Corp. ..............  37,300     2,079,475
                                                   ----------
                                                    4,211,969
                                                   ----------
AUTOMOTIVE PARTS -- 2.2%
    Eaton Corp. .......................  20,940     1,460,565
    Echlin, Inc. ......................  35,540     1,123,952
    Goodyear Tire & Rubber Co. ........  11,400       585,675
    ITT Industries, Inc. ..............  39,320       963,340
    Magna International, Inc. Cl-A.....   5,000       278,750
    TRW, Inc. .........................  38,100     1,885,950
                                                   ----------
                                                    6,298,232
                                                   ----------
BEVERAGES -- 0.3%
    Anheuser-Busch Companies, Inc. ....   9,200       368,000
    Coca-Cola Enterprises, Inc. .......   5,700       276,450
    Panamerican Beverages, Inc. Cl-A...   5,500       257,812
                                                   ----------
                                                      902,262
                                                   ----------
BROADCASTING -- 0.1%
    Evergreen Media Corp. Cl-A.........   6,900       172,500
                                                   ----------
BUILDING MATERIALS -- 0.4%
    Armstrong World Industries,
      Inc. ............................  11,730       815,235
    Sherwin-Williams Co. ..............   5,400       302,400
    Terex Corp. Appreciation Rights*...     600         1,200
                                                   ----------
                                                    1,118,835
                                                   ----------
BUSINESS SERVICES -- 0.6%
    Accustaff*.........................  10,100       213,362
    Equifax, Inc. .....................  14,200       434,875
    Norrell Corp. .....................  13,500       367,875
    Primark Corp.*.....................   7,800       193,050
    Quintiles Transnational Corp.*.....   3,400       225,250
    Telespectrum Worldwide, Inc.*......  14,100       223,838
                                                   ----------
                                                    1,658,250
                                                   ----------
CHEMICALS -- 1.6%
    Dupont, (E.I.) de Nemours & Co. ...  13,700     1,292,938
    Eastman Chemical Co. ..............  21,010     1,160,802
    Praxair, Inc. .....................   7,400       341,325
    Witco Corp. .......................  53,530     1,632,665
                                                   ----------
                                                    4,427,730
                                                   ----------

                                        SHARES      VALUE
                                        -------  ------------
CLOTHING & APPAREL -- 0.3%
    Hilfiger, (Tommy) Corp.*...........   4,200  $    201,600
    Jones Apparel Group, Inc.*.........   7,600       284,050
    Nine West Group, Inc.*.............   4,900       227,238
    St. John Knits, Inc. ..............   3,900       169,650
                                                   ----------
                                                      882,538
                                                   ----------
COMPUTER HARDWARE -- 1.1%
    Gateway 2000, Inc.*................   2,600       139,262
    Hewlett-Packard Co. ...............  18,300       919,575
    International Business Machines
      Corp. ...........................  13,630     2,058,130
                                                   ----------
                                                    3,116,967
                                                   ----------
COMPUTER SERVICES & SOFTWARE -- 1.3%
    BMC Software, Inc.*................   2,000        82,750
    CDW Computers Centers, Inc.*.......   5,200       308,425
    Citrix Systems, Inc.*..............   4,600       179,687
    DST Systems, Inc.*.................   6,200       194,525
    Learning Co., Inc.*................  10,100       145,188
    McAfee Associates, Inc.*...........   7,500       330,000
    NCR Corp.*.........................  18,720       624,780
    Parametric Technology Corp.*.......   4,900       251,737
    Paychex, Inc. .....................   4,400       226,325
    Peoplesoft, Inc.*..................   6,800       325,975
    Reynolds & Reynolds Co. Cl-A.......  21,300       553,800
    Sterling Commerce, Inc.*...........   5,800       204,450
    Viasoft, Inc.*.....................   3,500       165,375
    Western Digital Corp.*.............   3,100       176,312
                                                   ----------
                                                    3,769,329
                                                   ----------
CONGLOMERATES -- 1.2%
    Minnesota Mining & Manufacturing
      Co. .............................  23,040     1,909,440
    Philip Morris Companies, Inc. .....  12,360     1,392,045
                                                   ----------
                                                    3,301,485
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 2.8%
    American Brands, Inc. .............  25,800     1,280,325
    Apollo Group, Inc. Cl-A*...........   8,200       274,187
    Avon Products, Inc. ...............  18,400     1,051,100
    Colgate-Palmolive Co. .............   8,500       784,125
    Eastman Kodak Co. .................  25,720     2,064,030
    Estee Lauder Co. Cl-A..............   8,700       442,612
    Tupperware Corp. ..................   4,600       246,675
    Whirlpool Corp. ...................  21,840     1,018,290
    Whitman Corp. .....................  42,550       973,331
                                                   ----------
                                                    8,134,675
                                                   ----------
CONTAINERS & PACKAGING -- 0.5%
    Crown Cork & Seal Co., Inc. .......  17,585       956,184
    Temple-Inland, Inc. ...............  10,950       592,669
                                                   ----------
                                                    1,548,853
                                                   ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.6%
    ADT Ltd.*..........................   9,400       215,025
    BMC Industries, Inc. ..............   4,100       129,150
    C-Cube Microsystems, Inc.*.........   3,200       118,200
    Diebold, Inc. .....................   5,000       314,375
    Electronics For Imaging, Inc.*.....   2,900       238,525
    General Signal Corp. ..............  19,870       849,442

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
    Honeywell, Inc. ...................  16,900  $  1,111,175
    International Game Technology......   9,600       175,200
    LSI Logic Corp.*...................   4,600       123,050
    Perkin-Elmer Corp. ................   3,500       206,063
    Polaroid Corp. ....................  26,460     1,151,010
    SCI Systems, Inc.*.................   4,800       214,200
    Symbol Technologies, Inc.*.........   5,900       261,075
    Texas Instruments, Inc. ...........  33,750     2,151,562
    Waters Corp.*......................   6,800       206,550
                                                   ----------
                                                    7,464,602
                                                   ----------
ENTERTAINMENT & LEISURE -- 0.1%
    Callaway Golf Co. .................   6,100       175,375
    Harley-Davidson, Inc. .............   4,100       192,700
                                                   ----------
                                                      368,075
                                                   ----------
ENVIRONMENTAL SERVICES -- 0.8%
    United Waste Systems, Inc.*........   7,600       261,250
    U.S. Filter Corp.*.................  15,300       485,775
    USA Waste Services, Inc.*..........   8,900       283,688
    WMX Technologies, Inc. ............  34,730     1,133,066
                                                   ----------
                                                    2,163,779
                                                   ----------
FINANCIAL-BANK & TRUST -- 5.6%
    Banc One Corp. ....................  26,190     1,126,170
    BankAmerica Corp. .................  12,170     1,213,957
    Bankers Trust New York Corp. ......  14,480     1,248,900
    Charter One Financial, Inc. .......   9,600       403,200
    CoreStates Financial Corp. ........  19,130       993,564
    First of America Bank Corp. .......   3,600       216,450
    Fleet Financial Group, Inc. .......  29,750     1,483,781
    Great Western Financial Corp. .....  19,330       560,570
    Keycorp............................  26,300     1,328,150
    Mellon Bank Corp. .................   8,210       582,910
    Morgan, (J.P.) & Co., Inc. ........  23,800     2,323,475
    NationsBank Corp. .................   9,020       881,705
    Northern Trust Corp. ..............   8,800       319,000
    PNC Bank Corp. ....................  63,610     2,393,326
    State Street Boston Corp. .........   5,600       361,200
    TCF Financial Corp. ...............   7,900       343,650
    Washington Mutual, Inc. ...........   8,600       372,488
                                                   ----------
                                                   16,152,496
                                                   ----------
FINANCIAL SERVICES -- 1.0%
    Ahmanson, (H.F.) & Co. ............  36,000     1,170,000
    Beneficial Corp. ..................  15,820     1,002,592
    Finova Group, Inc. ................   6,600       424,050
    SunAmerica, Inc. ..................   5,000       221,875
                                                   ----------
                                                    2,818,517
                                                   ----------
FOOD -- 0.4%
    General Mills, Inc. ...............  19,340     1,225,673
                                                   ----------

                                        SHARES      VALUE
                                        -------  ------------
HEALTHCARE SERVICES -- 0.6%
    American Medical Response, Inc.*...   7,500  $    243,750
    Genesis Health Ventures, Inc.*.....   6,000       186,750
    Health Care & Retirement Corp.*....   7,400       211,825
    Health Management Associates,
      Inc.*............................  11,000       247,500
    Healthsouth Corp.*.................   5,600       216,300
    Omnicare, Inc. ....................  12,800       411,200
    Oxford Health Plans, Inc.*.........   4,700       275,244
                                                   ----------
                                                    1,792,569
                                                   ----------
HOTELS & MOTELS -- 0.1%
    HFS, Inc.*.........................   3,600       215,100
                                                   ----------
INDUSTRIAL PRODUCTS -- 0.4%
    Corning, Inc. .....................  27,700     1,281,125
                                                   ----------
INSURANCE -- 1.7%
    American General Corp. ............  35,700     1,459,237
    AON Corp. .........................  20,070     1,246,849
    Capmac Holdings, Inc. .............   5,600       185,500
    CIGNA Corp. .......................   5,030       687,224
    USF&G Corp. .......................  68,440     1,428,685
                                                   ----------
                                                    5,007,495
                                                   ----------
MACHINERY & EQUIPMENT -- 0.5%
    New Holland NV*....................  66,600     1,390,275
                                                   ----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.7%
    Baxter International, Inc. ........  31,390     1,286,990
    IDEXX Laboratories, Inc.*..........   5,700       205,200
    Stryker Corp. .....................  10,600       316,675
    U.S. Surgical Corp. ...............   5,700       224,438
                                                   ----------
                                                    2,033,303
                                                   ----------
METALS & MINING -- 0.4%
    Freeport-McMoran Copper & Gold,
      Inc. Cl-A........................  37,530     1,055,531
                                                   ----------
OFFICE EQUIPMENT -- 0.8%
    Staples, Inc.*.....................  19,200       346,800
    Xerox Corp. .......................  39,020     2,053,428
                                                   ----------
                                                    2,400,228
                                                   ----------
OIL & GAS -- 3.8%
    Amoco Corp. .......................  22,180     1,785,490
    British Petroleum Co. PLC [ADR]....   8,600     1,215,825
    Camco International, Inc. .........   6,800       313,650
    Coastal Corp. .....................  24,400     1,192,550
    Global Marine, Inc.*...............   9,500       195,938
    Halliburton Co. ...................   5,600       337,400
    Mobil Corp. .......................   9,450     1,155,263
    Occidental Petroleum Corp. ........  49,670     1,161,036
    Panenergy Corp. ...................  22,010       990,450
    Phillips Petroleum Co. ............  26,930     1,191,653
    Total SA [ADR].....................  31,500     1,267,875
    Western Atlas, Inc.*...............   2,800       198,450
                                                   ----------
                                                   11,005,580
                                                   ----------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
PAPER & FOREST PRODUCTS -- 1.6%
    Kimberly-Clark Corp. ..............  24,250  $  2,309,813
    Rayonier, Inc. ....................  18,860       723,753
    Weyerhaeuser Co. ..................  33,150     1,570,481
                                                   ----------
                                                    4,604,047
                                                   ----------
PHARMACEUTICALS -- 2.8%
    American Home Products Corp. ......  17,600     1,031,800
    Biochem Pharma, Inc.*..............   3,900       195,975
    Bristol-Meyers Squibb Co. .........   8,920       970,050
    Cardinal Health, Inc. .............   7,050       410,662
    Dura Pharmaceutical, Inc.*.........   5,400       257,850
    Elan Corp. PLC [ADR]*..............  10,900       362,425
    Interneuron Pharmaceuticals,
      Inc.*............................   7,900       205,400
    Pharmacia & Upjohn, Inc. ..........  64,050     2,537,981
    Warner-Lambert Co. ................  27,020     2,026,500
                                                   ----------
                                                    7,998,643
                                                   ----------
PRINTING & PUBLISHING -- 0.6%
    Belo, (A.H.) Corp. Cl-A............   8,100       282,487
    Gartner Group, Inc. Cl-A*..........   6,900       268,669
    Times Mirror Co. Cl-A..............  21,040     1,046,740
                                                   ----------
                                                    1,597,896
                                                   ----------
RAILROADS -- 0.9%
    Canadian National Railway Co. .....  15,700       596,600
    Norfolk Southern Corp. ............  12,870     1,126,125
    Union Pacific Corp. ...............  14,800       889,850
                                                   ----------
                                                    2,612,575
                                                   ----------
RETAIL & MERCHANDISING -- 3.1%
    Borders Group, Inc.*...............   8,600       308,525
    CompUSA, Inc.*.....................   6,600       136,125
    Consolidated Stores Corp.*.........  12,325       395,941
    Dayton-Hudson Corp. ...............  31,440     1,234,020
    Harcourt General, Inc. ............   6,400       295,200
    J.C. Penney Co., Inc. .............  22,280     1,086,150
    Kmart Corp.*....................... 120,060     1,245,623
    May Department Stores Co. .........  21,700     1,014,475
    Pier 1 Imports, Inc. ..............   9,900       174,488
    Revco D.S., Inc.*..................   9,200       340,400
    Rite Aid Corp. ....................  32,060     1,274,385
    Sears Roebuck & Co. ...............  13,200       608,850
    Starbucks Corp.*...................   6,700       191,788
    TJX Companies, Inc. ...............  11,300       535,338
                                                   ----------
                                                    8,841,308
                                                   ----------
SEMI-CONDUCTORS -- 0.6%
    Analog Devices, Inc.*..............   5,900       199,862
    Microchip Technology, Inc.*........   3,700       188,238
    Motorola, Inc. ....................  21,980     1,349,023
                                                   ----------
                                                    1,737,123
                                                   ----------
                                        SHARES      VALUE
                                        -------  ------------
TELECOMMUNICATIONS -- 3.8%
    ADC Telecommunications, Inc.*......   6,000  $    186,750
    Ameritech Corp. ...................  11,900       721,437
    BellSouth Corp. ...................  34,980     1,412,317
    Cascade Communications Corp.*......   5,300       292,162
    Cincinnati Bell, Inc. .............   2,500       154,062
    Clear Channel Communications,
      Inc.*............................  10,300       372,087
    Deutsche Telekom AG [ADR]*.........  31,000       633,563
    GTE Corp. .........................  43,550     1,981,525
    LCI International, Inc.*...........   7,300       156,950
    Pacific Telesis Group..............  35,940     1,320,795
    Pairgain Technologies, Inc.*.......   4,900       149,144
    Picturetel Corp.*..................   6,800       176,800
    Sprint Corp. ......................  48,340     1,927,558
    Telebras SA [ADR]..................   7,300       558,450
    Teleport Communications Group, Inc.
      Cl-A*............................  10,100       308,050
    Tellabs, Inc.*.....................   9,600       361,200
    360 Communications Co.*............  10,100       233,563
                                                   ----------
                                                   10,946,413
                                                   ----------
TRANSPORTATION -- 0.4%
    Ryder Systems, Inc. ...............  36,100     1,015,313
    Wisconsin Central Transportation
      Corp.*...........................   6,100       241,713
                                                   ----------
                                                    1,257,026
                                                   ----------
UTILITIES -- 0.7%
    California Energy Co., Inc.*.......  13,000       437,125
    Northeast Utilities System.........  25,800       341,850
    Union Electric Co. ................  28,900     1,112,650
                                                   ----------
                                                    1,891,625
                                                   ----------
TOTAL COMMON STOCK
  (COST $138,113,610)..................           143,188,919
                                                   ----------
PREFERRED STOCK -- 0.4%
FINANCIAL-BANK & TRUST -- 0.0%
    Chevy Chase Capital Corp. Cl-A
      10.375%..........................   1,140        57,855
                                                   ----------
FOOD -- 0.0%
    AmeriKing, Inc. 13.00% [PIK].......      25        27,500
                                                   ----------
MACHINERY & EQUIPMENT -- 0.3%
    Case Corp. Cl-A $4.50 [CVT]........   6,160       819,144
                                                   ----------
TELECOMMUNICATIONS -- 0.1%
    Cablevision Systems Corp. Cl-M
      11.125% [PIK]....................   1,542       138,767
                                                   ----------
TOTAL PREFERRED STOCK
  (COST $1,022,357)....................             1,043,266
                                                   ----------
FOREIGN STOCK -- 14.2%
AIRLINES -- 0.2%
    KLM Royal Dutch Airlines NV --
      (NLG)............................   7,000       197,240
    Swire Pacific Ltd. Cl-A -- (HKD)...  40,000       381,408
                                                   ----------
                                                      578,648
                                                   ----------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
    Bayerische Motoren Werke AG --
      (DEM)............................     900  $    621,861
    Edaran Otomobil Nasional BHD --
      (MYR)............................   8,000        79,991
    Peugeot Citroen SA -- (FRF)........   2,450       276,200
                                                   ----------
                                                      978,052
                                                   ----------
AUTOMOTIVE PARTS -- 0.6%
    Autoliv AB -- (SEK)................   3,300       145,276
    Bridgestone Corp. -- (JPY).........  26,000       494,596
    Denso Corp. -- (JPY)...............  20,000       482,490
    Michelin CGDE Cl-B -- (FRF)........  10,600       573,144
                                                   ----------
                                                    1,695,506
                                                   ----------
BEVERAGES -- 0.0%
    Guinness PLC -- (GBP)..............   7,400        57,989
                                                   ----------
BUILDING MATERIALS -- 0.4%
    CRH PLC -- (IEP)...................  60,800       622,492
    Lafarge SA -- (FRF)................   6,900       414,642
                                                   ----------
                                                    1,037,134
                                                   ----------
BUSINESS SERVICES -- 0.1%
    SGS Holdings SA -- (CHF)...........     125       307,293
                                                   ----------
CHEMICALS -- 0.6%
    Akzo-Nobel NV -- (NLG).............   3,300       451,531
    Bayer AG -- (DEM)..................  20,300       824,811
    DSM NV -- (NLG)....................   2,000       197,588
    Sekisui Chemical Co.
      Ltd. -- (JPY)....................  29,000       293,385
    Solvay SA -- (BEF).................      75        46,009
                                                   ----------
                                                    1,813,324
                                                   ----------
CLOTHING & APPAREL -- 0.1%
    Onward Kashiyama Co.
      Ltd. -- (JPY)....................  15,000       211,414
                                                   ----------
COMPUTER SERVICES & SOFTWARE -- 0.1%
    Getronics NV -- (NLG)..............  13,800       375,244
                                                   ----------
CONGLOMERATES -- 0.9%
    BAT Industries PLC -- (GBP)........  73,200       607,472
    Cycle & Carriage Ltd. -- (SGD).....  19,000       232,304
    Hutchison Whampoa Ltd. -- (HKD)....  56,000       439,847
    Mitsui & Co. Ltd. -- (JPY).........  48,000       390,143
    Securicor PLC -- (GBP).............  45,300       216,871
    Sungei Way Holdings BHD -- (MYR)...  34,000       100,978
    Sungei Way Holdings BHD Rights --
      (MYR)*...........................   3,400         4,039
    Tabacalera SA Cl-A -- (ESP)........   2,600       112,284
    Unilever NV -- (NLG)...............   2,000       354,360
                                                   ----------
                                                    2,458,298
                                                   ----------
CONSTRUCTION -- 0.0%
    Toda Construction Co. -- (JPY).....  16,000       121,747
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 0.4%
    Electrolux AB Cl-B -- (SEK)........   5,500       320,676
    Kao Corp. -- (JPY).................  34,000       396,887
    Zodiac SA -- (FRF).................   1,200       367,392
                                                   ----------
                                                    1,084,955
                                                   ----------
                                        SHARES      VALUE
                                        -------  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.2%
    General Electric Co.
      PLC -- (GBP).....................  71,000  $    464,561
    Hirose Electric Ltd. -- (JPY)......   5,000       290,099
    Murata Manufacturing Co. Ltd. --
      (JPY)............................   6,000       199,741
    Omron Corp. -- (JPY)...............  15,000       282,750
    Philips Electronics NV -- (NLG)....  12,300       499,188
    SGS-Thomson Microelectronics --
      (FRF)*...........................  13,000       920,989
    Sharp Corp. -- (JPY)...............  20,000       285,344
    TDK Corp. -- (JPY).................   8,000       522,265
                                                   ----------
                                                    3,464,937
                                                   ----------
FINANCIAL-BANK & TRUST -- 1.8%
    ABN AMRO Holding NV -- (NLG).......   9,670       630,165
    Allied Irish Banks PLC -- (IEP)....  70,800       470,238
    Banco Bilbao Vizcaya SA -- (ESP)...   5,800       314,107
    Barclays Bank PLC -- (GBP).........  24,000       411,291
    Certificados de la
      Tesoreria -- (MXP)............... 390,540       419,554
    Commonwealth Bank of Australia --
      (AUD)............................  21,000       201,130
    Dao Heng Bank Group
      Ltd. -- (HKD)....................  36,000       172,681
    Developmental Bank of Singapore
      Ltd. Cl-F -- (SGD)...............  12,000       162,162
    HSBC Holdings PLC -- (HKD).........  31,600       676,165
    ING Groep NV -- (NLG)..............  17,400       627,481
    Julius Baer Holdings AG Cl-B --
      (CHF)............................     300       314,503
    Malayan Banking BHD -- (MYR).......   7,000        77,615
    United Overseas Bank
      Ltd. -- (SGD)....................  18,000       200,772
    Westpac Banking Corp.
      Ltd. -- (AUD)....................  87,000       495,521
                                                   ----------
                                                    5,173,385
                                                   ----------
FINANCIAL SERVICES -- 0.5%
    Bank of Ireland -- (IEP)...........  52,500       475,168
    Cetelem Group SA -- (FRF)..........   2,200       254,812
    CLF Dexia France -- (FRF)..........   5,500       479,895
    Gucco Group Ltd. -- (HKD)..........  48,000       268,718
                                                   ----------
                                                    1,478,593
                                                   ----------
FOOD -- 0.6%
    Danisco AS -- (DKK)................   3,600       219,355
    Goodman Fielder Ltd. -- (AUD)...... 169,000       209,721
    Greencore Group PLC -- (IEP).......  57,000       357,791
    Ito-Yokado Co. Ltd. -- (JPY).......   8,000       348,638
    Nestle SA -- (CHF).................     495       531,506
                                                   ----------
                                                    1,667,011
                                                   ----------
INDUSTRIAL PRODUCTS -- 0.0%
    Daikin Industries Ltd. -- (JPY)....  15,000       133,593
                                                   ----------
INSURANCE -- 0.5%
    Aegon NV -- (NLG)..................   7,400       472,368
    Mapfre Vida -- (ESP)...............   3,100       215,544
    Swiss Reinsurance Co. -- (CHF).....     430       459,142
    Tokio Marine & Fire Insurance Co.
      -- (JPY).........................  19,000       179,075
                                                   ----------
                                                    1,326,129
                                                   ----------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
MACHINERY & EQUIPMENT -- 0.6%
    ABB AG -- (CHF)....................     308  $    383,188
    Komori Corp. -- (JPY)..............   5,000       106,355
    Kurita Water Industries
      Ltd. -- (JPY)....................  13,000       263,035
    Rieter Holdings AG -- (CHF)........     450       124,412
    Sandvik AB Cl-B -- (SEK)...........  18,400       501,185
    Weir Group PLC -- (GBP)............  46,000       206,827
                                                 ------------
                                                    1,585,002
                                                 ------------
METALS & MINING -- 0.3%
    Preussag AG -- (DEM)...............   1,800       407,547
    RTZ Corp. PLC -- (GBP).............  28,000       449,145
                                                 ------------
                                                      856,692
                                                 ------------
MISCELLANEOUS -- 0.2%
    VA Technologie AG -- (ATS).........   3,100       487,594
                                                 ------------
OFFICE EQUIPMENT -- 0.2%
    Canon, Inc. -- (JPY)...............  24,000       531,258
                                                 ------------
OIL & GAS -- 1.1%
    British Petroleum Co.
      PLC -- (GBP).....................  29,700       356,357
    Burmah Castrol PLC -- (GBP)........  23,000       433,747
    Ente Nazionale Idrocarburi SPA --
      (ITL)............................  91,100       465,363
    Far East Levingston Shipbuilding
      Ltd. -- (SGD)....................  39,000       203,561
    Shell Transport & Trading Co.
      PLC -- (GBP).....................  25,600       443,534
    Societe Nationale Elf Aquitaine
      SA -- (FRF)......................   6,650       606,296
    Total SA Cl-B -- (FRF).............   8,400       684,285
                                                 ------------
                                                    3,193,143
                                                 ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Svenska Cellulosa AB
      Cl-B -- (SEK)....................  17,500       356,859
                                                 ------------
PHARMACEUTICALS -- 0.7%
    Astra AB Cl-A -- (SEK).............  11,000       545,797
    Novartis AG -- (CHF)*..............     555       635,363
    Pharmacia & Upjohn,
      Inc. -- (SEK)....................  13,400       551,436
    Santen Pharmaceutical
      Ltd. -- (JPY)....................  10,000       207,523
    Yamanouchi Pharmaceutical Co.
      Ltd. -- (JPY)....................  10,000       205,793
                                                 ------------
                                                    2,145,912
                                                 ------------
PRINTING & PUBLISHING -- 0.1%
    Dai Nippon Printing Co.
      Ltd. -- (JPY)....................  24,000       421,271
                                                 ------------
RAILROADS -- 0.1%
    East Japan Railway Co.
      Ltd. -- (JPY)....................      85       382,923
                                                 ------------
REAL ESTATE -- 0.6%
    Amoy Properties Ltd. -- (HKD)...... 190,000       273,903
    Cheung Kong Holdings
      Ltd. -- (HKD)....................  72,000       639,990
    Hong Kong Land Holdings Ltd. --
      (HKD)............................  93,000       258,540
    Sung Hung Kai Properties Ltd. --
      (HKD)............................  34,000       416,510
                                                 ------------
                                                    1,588,943
                                                 ------------
                                        SHARES      VALUE
                                        -------  ------------
RETAIL & MERCHANDISING -- 0.3%
    Marui Co. Ltd. -- (JPY)............  22,000  $    397,579
    Vendex International NV -- (NLG)...   9,200       394,179
                                                 ------------
                                                      791,758
                                                 ------------
TELECOMMUNICATIONS -- 0.8%
    Deutsche Telekom AG -- (DEM).......  19,900       415,608
    Nippon Telegraph & Telephone
      Corp. -- (JPY)...................      60       455,512
    Portugal Telecom SA -- (PTE).......  15,600       444,909
    Royal PTT NV -- (NLG)..............   8,900       340,045
    Vodafone Group PLC -- (GBP)........ 138,900       586,462
                                                 ------------
                                                    2,242,536
                                                 ------------
TRANSPORTATION -- 0.2%
    IHC Caland NV -- (NLG).............   6,300       360,511
    Yamato Transport Co.
      Ltd. -- (JPY)....................  12,000       124,514
                                                 ------------
                                                      485,025
                                                 ------------
UTILITIES -- 0.6%
    Chubu Electric Power
      Ltd. -- (JPY)....................   9,000       178,988
    Hong Kong Electric Holdings Ltd. --
      (HKD)............................  25,000        83,069
    Kyushu Electric Power
      Ltd. -- (JPY)....................   8,000       155,642
    Scottish Power PLC -- (GBP)........  78,000       470,282
    United Utilities PLC -- (GBP)......  19,300       205,291
    Veba AG -- (DEM)...................  10,200       587,313
                                                 ------------
                                                    1,680,585
                                                 ------------
TOTAL FOREIGN STOCK
  (COST $38,817,523)...................            40,712,753
                                                 ------------

                                           PAR
                               MATURITY   (000)
                               --------- --------
CORPORATE OBLIGATIONS -- 11.3%
ADVERTISING -- 0.1%
    Larmar Advertising Co. Sr.
      Sub. Notes
      9.625%..................  12/01/06 $     35        36,137
    Universal Outdoor, Inc.
      Sr. Sub. Notes
      9.75%...................  10/15/06      200       207,000
                                                  -------------
                                                        243,137
                                                  -------------
AEROSPACE -- 0.4%
    BE Aerospace, Inc.
      Sr. Sub. Notes
      9.875%..................  02/01/06      200       209,250
    Howmet Corp.
      Sr. Sub. Notes
      10.00%..................  12/01/03      150       163,500
    Lockheed Martin Corp.
      Notes
      7.25%...................  05/15/06      400       408,500
    Northrop Grumman Corp.
      Notes
      7.00%...................  03/01/06      155       152,869

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    UNC, Inc. Sr. Sub. Notes
      11.00%..................  06/01/06 $    200 $     214,000
                                                  -------------
                                                      1,148,119
                                                  -------------
AUTOMOBILE MANUFACTURERS -- 0.0%
    Daimler-Benz North America
      Notes
      7.375%..................  09/15/06      120       123,600
                                                  -------------
AUTOMOTIVE PARTS -- 0.3%
    Aftermarket Technology,
      Inc. Sr. Sub. Notes
      12.00%..................  08/01/04      200       223,500
    APS, Inc. Notes
      11.875%.................  01/15/06      100       107,875
    CSK Auto, Inc.
      Sr. Sub. Notes 144A
      11.00%..................  11/01/06       35        36,225
    Exide Corp. Sr. Notes
      10.75%..................  12/15/02      200       210,500
    Lear Corp. Sub. Notes
      9.50%...................  07/15/06      200       216,250
    Safelite Glass Corp.
      Sr. Sub. Notes 144A
      9.875%..................  12/15/06        5         5,150
                                                  -------------
                                                        799,500
                                                  -------------
BEVERAGES -- 0.0%
    Canandaigua Wine
      Sr. Sub. Notes 144A
      8.75%...................  12/15/03       45        43,987
                                                  -------------
BROADCASTING -- 0.5%
    American Radio Systems
      Notes
      9.00%...................  02/01/06      100        98,500
    Argyle Television, Inc.
      Sr. Sub. Notes
      9.75%...................  11/01/05      200       203,500
    Benedek Broadcasting Corp.
      Sr. Notes
      11.875%.................  03/01/05      200       208,750
    Granite Broadcasting Corp.
      Sr. Sub. Debs.
      10.375%.................  05/15/05      150       154,875
    News America Holdings
      Debs.
      7.70%...................  10/30/25      435       412,162
    SFX Broadcasting, Inc.
      Sr. Sub. Notes
      10.75%..................  05/15/06      150       158,625
    Sinclair Broadcasting
      Group Sr. Sub. Notes
      10.00%..................  09/30/05      200       205,000
                                                  -------------
                                                      1,441,412
                                                  -------------
BUILDING MATERIALS -- 0.2%
    Atrium Companies, Inc.
      Sr. Sub. Notes 144A
      10.50%..................  11/15/06       30        30,450
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Building Materials Corp.
      Sr. Notes 144A
      8.625%..................  12/15/06 $     10 $      10,000
    Cemex SA 144A
      12.75%..................  07/15/06       75        84,000
    Inter-City Products Corp.
      USA Sr. Notes
      9.75%...................  03/01/00      200       205,000
    Southdown, Inc.
      Sr. Sub. Notes
      10.00%..................  03/01/06      150       159,000
    Terex Corp. Sr. Notes
      13.25%..................  05/15/02      150       162,000
                                                  -------------
                                                        650,450
                                                  -------------
BUSINESS SERVICES -- 0.1%
    Outsourcing Solutions
      Corp. Sr. Sub. Notes
      144A
      11.00%..................  11/01/06       20        21,050
    Primark Corp. Sr. Notes
      8.75%...................  10/15/00      200       201,500
                                                  -------------
                                                        222,550
                                                  -------------
CHEMICALS -- 0.0%
    Arcadian Partners L.P. Sr.
      Notes Cl-B
      10.75%..................  05/01/05       50        55,500
                                                  -------------
COMPUTER SERVICES & SOFTWARE -- 0.1%
    Unisys Corp. Sr. Notes
      11.75%..................  10/15/04      200       213,000
                                                  -------------
CONSTRUCTION -- 0.0%
    Newport News Shipbuilding,
      Inc. Sr. Notes 144A
      8.625%..................  12/01/06       20        20,500
      9.25%...................  12/01/06       15        15,487
                                                  -------------
                                                         35,987
                                                  -------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    Herff Jones, Inc.
      Sr. Sub. Notes
      11.00%..................  08/15/05      200       216,000
    Imed Corp.
      Sr. Sub. Notes 144A
      9.75%...................  12/01/06       50        51,125
    Pierce Leahy Corp.
      Sr. Sub. Notes
      11.125%.................  07/15/06      200       219,000
    Rose Hills Acquisition Sr.
      Sub. Notes 144A
      9.50%...................  11/15/04       15        15,337
    Scotsman Group Sr. Notes
      9.50%...................  12/15/00      200       204,250
                                                  -------------
                                                        705,712
                                                  -------------
CONTAINERS & PACKAGING -- 0.3%
    Amtrol Acquisition, Inc.
      Sr. Sub. Notes 144A
      10.625%.................  12/31/06       15        15,261

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Gaylord Container Corp.
      Sr. Notes
      11.50%..................  05/15/01 $     50 $      53,375
    Ivex Packaging Corp.
      Sr. Sub. Notes
      12.50%..................  12/15/02      150       162,375
      8.51% [STEP]............  03/15/05      170       131,750
    Owens Illinois, Inc. Debs.
      11.00%..................  12/01/03      150       167,625
    Riverwood International
      Co. Notes
      10.875%.................  04/01/08      200       185,000
    Stone Container Corp.
      First Mtge.
      10.75%..................  10/01/02      200       211,000
                                                  -------------
                                                        926,386
                                                  -------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
    Amphenol Corp.
      Sr. Sub. Notes
      12.75%..................  12/15/02      200       221,000
    Celestica International
      Sr. Sub. Notes 144A
      10.50%..................  12/31/06       20        21,075
                                                  -------------
                                                        242,075
                                                  -------------
ENTERTAINMENT & LEISURE -- 1.0%
    ACT III Theaters
      Sr. Sub. Notes
      11.875%.................  02/01/03      200       217,750
    Argosy Gaming Co.
      First Mtge.
      13.25%..................  06/01/04      150       141,375
    Casino America, Inc. Sr.
      Notes
      12.50%..................  08/01/03      150       142,500
    Cinemark USA, Inc.
      Sr. Sub. Notes
      9.625%..................  08/01/08      200       202,000
    Coast Hotels & Casino
      Notes Cl-B
      13.00%..................  12/15/02      200       220,750
    Colorado Gaming &
      Entertainment Corp.
      [PIK]
      12.00%..................  06/01/03      150       141,750
    Players International Sr.
      Notes
      10.875%.................  04/15/05      150       148,875
    Showboat Marina Casinos
      First Mtge.
      13.50%..................  03/15/03      150       165,750
    Six Flags Theme Parks Sr.
      Sub. Notes Cl-A [STEP]
      5.79%...................  06/15/05      200       188,250
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Time Warner Entertainment
      Debs.
      7.25%...................  09/01/08 $    450 $     434,250
      8.875%..................  10/01/12      225       244,406
    Time Warner, Inc. Cl-K
      [PIK]
      10.25%..................  07/01/16      200       218,000
    Trump Atlantic City
      Assoc., Inc. Notes
      11.25%..................  05/01/06      150       148,500
    Trump Holdings & Funding
      Assoc. Sr. Notes
      15.50%..................  06/15/05      100       114,500
                                                  -------------
                                                      2,728,656
                                                  -------------
ENVIRONMENTAL SERVICES -- 0.1%
    Allied Waste North America
      Sr. Sub. Notes 144A
      10.25%..................  12/01/06       35        36,925
    WMX Technologies, Inc.
      Notes
      7.10%...................  08/01/26      235       242,637
                                                  -------------
                                                        279,562
                                                  -------------
EQUIPMENT SERVICES -- 0.1%
    Coinmach Corp. Sr. Notes
      11.75%..................  11/15/05      200       215,500
                                                  -------------
FINANCIAL-BANK & TRUST -- 1.7%
    ABN AMRO Bank NV
      7.55%...................  06/28/06      320       332,400
    BankAmerica Corp.
      Sub. Notes
      8.125%..................  02/01/02      238       252,577
      8.375%..................  03/15/02      130       139,587
    Capital One Bank Notes
      8.125%..................  03/01/00      720       746,100
    Consorcio Groupo Dina SA
      Disc. Notes
      12.00%..................  11/15/02      200       165,500
    First Nationwide Escrow
      Sr. Sub. Notes 144A
      10.625%.................  10/01/03      150       162,000
    First Nationwide Holdings
      Sr. Notes
      12.50%..................  04/15/03      200       222,500
    Merita Bank Ltd. Sub.
      Notes
      6.50%...................  01/15/06      500       477,500
    NationsBank Corp.
      Sub. Notes
      7.80%...................  09/15/16      410       424,862
      7.25%...................  10/15/25       85        82,131
    North Fork Bancorp 144A
      8.70%...................  12/15/26       25        25,063
    Peoples Bank-Bridgeport
      Sub. Notes
      7.20%...................  12/01/06      305       298,137
    Provident Capital Trust
      144A
      8.60%...................  12/01/26       60        60,600

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Riggs Capital Trust 144A
      8.625%..................  12/31/26 $     15 $      15,037
    Standard Credit Card
      Master Trust 1991-3 C1-A
      8.875%..................  07/07/98    1,310     1,361,436
                                                  -------------
                                                      4,765,430
                                                  -------------
FINANCIAL SERVICES -- 0.9%
    Aames Financial Corp. Sr.
      Notes
      9.125%..................  11/01/03      200       204,500
    American Life Holding Co.
      Sr. Sub. Notes
      11.25%..................  09/15/04      200       230,750
    BanPonce Financial Corp.
      Notes
      6.75%...................  08/09/01      305       305,000
    Commercial Credit Co.
      Notes
      5.875%..................  01/15/03      200       192,500
      7.875%..................  02/01/25      335       362,219
    Contifinancial Corp. Sr.
      Notes
      8.375%..................  08/15/03      200       204,000
    Dollar Financial Group Sr.
      Notes 144A
      10.875%.................  11/15/06       15        15,488
    Ford Motor Credit Co. Sr.
      Notes
      7.00%...................  09/25/01      120       122,250
    Intertek Finance PLC Sr.
      Sub. Notes 144A
      10.25%..................  11/01/06       25        25,938
    Lehman Brothers Holdings
      Notes
      6.40%...................  12/27/99      465       462,303
    Southern Investments UK
      Sr. Notes
      6.80%...................  12/01/06      245       239,794
    Van Kampen Merrit Sr.
      Notes
      9.75%...................  02/15/03      200       214,750
                                                  -------------
                                                      2,579,492
                                                  -------------
FOOD -- 0.1%
    AmeriKing, Inc. Sr. Notes
      10.75%..................  12/01/06       15        15,488
    Chiquita Brands Sr. Notes
      9.625%..................  01/15/04      100       103,500
    RJR Nabisco, Inc. Notes
      8.75%...................  08/15/05      185       185,000
                                                  -------------
                                                        303,988
                                                  -------------
HEALTHCARE SERVICES -- 0.1%
    Genesis Health Ventures,
      Inc. Sr. Sub. Notes 144A
      9.25%...................  10/01/06      200       205,000
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Merit Behavioral Care Sr.
      Sub. Notes
      11.50%..................  11/15/05 $    100 $     106,000
                                                  -------------
                                                        311,000
                                                  -------------
HOTELS & MOTELS -- 0.1%
    Hammons, (J.Q.) Hotel
      Group First Mtge.
      8.875%..................  02/15/04      100        99,000
    Host Marriott Travel Plaza
      Sr. Notes Cl-B
      9.50%...................  05/15/05      200       209,000
    Prime Hospitality Corp.
      First Mtge.
      9.25%...................  01/15/06       50        51,000
                                                  -------------
                                                        359,000
                                                  -------------
INSURANCE -- 0.4%
    Aegon NV Sub. Notes
      8.00%...................  08/15/06      350       372,750
    Conseco, Inc. Sr. Notes
      10.50%..................  12/15/04      355       417,569
    Reliance Group Holdings
      Sr. Notes
      9.00%...................  11/15/00      200       205,500
    Travelers-Aetna Property
      Casualty Corp. Sr. Notes
      7.75%...................  04/15/26      250       257,500
                                                  -------------
                                                      1,253,319
                                                  -------------
MACHINERY & EQUIPMENT -- 0.0%
    Clark Materials Handling
      Sr. Notes 144A
      10.75%..................  11/15/06       15        15,750
    Hawk Corp. Sr. Notes 144A
      10.25%..................  12/01/03       15        15,450
    Motors and Gears, Inc. Sr.
      Notes 144A
      10.75%..................  11/15/06       35        36,181
    Ryder TRS, Inc.
      Sr. Sub. Notes 144A
      10.00%..................  12/01/06       15        15,600
                                                  -------------
                                                         82,981
                                                  -------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.0%
    Fresenius Medical Care AG
      9.00%...................  12/01/06       50        50,938
                                                  -------------
METALS & MINING -- 0.3%
    AK Steel Corp. Sr. Notes
      144A
      9.125%..................  12/15/06       30        30,900
    Noranda, Inc.
      7.00%...................  07/15/05      680       669,800
    WCI Steel, Inc. Sr. Notes
      144A
      10.00%..................  12/01/04       50        50,750
                                                  -------------
                                                        751,450
                                                  -------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
OFFICE EQUIPMENT -- 0.1%
    United Stationery Supply
      Sr. Sub. Notes
      12.75%..................  05/01/05 $    200 $     222,500
                                                  -------------
OIL & GAS -- 0.8%
    Abraxas Petroleum Corp.
      Sr. Notes 144A
      11.50%..................  11/01/04       25        26,750
    Citgo Petroleum Corp. Sr.
      Notes
      7.875%..................  05/15/06      170       175,525
    El Paso Natural Gas Co.
      Debs.
      7.50%...................  11/15/26      180       179,775
    Flores & Rucks
      Sr. Sub. Notes
      9.75%...................  10/01/06      150       158,625
    Forcenergy, Inc.
      Sr. Sub. Notes
      9.50%...................  11/01/06       25        26,125
    HS Resources, Inc.
      Sr. Sub. Notes 144A
      9.25%...................  11/15/06       25        25,625
    Husky Oil Ltd. Debs.
      7.55%...................  11/15/16      305       303,475
    Kelley Oil & Gas Corp. Sr.
      Sub. Notes 144A
      10.375%.................  10/15/06       25        26,000
    LASMO (USA), Inc. Notes
      7.50%...................  06/30/06      235       242,638
    Maxus Energy Corp. Notes
      10.83%..................  09/01/04      150       160,500
    Parker Drilling Corp.
      Notes 144A
      9.75%...................  11/15/06       30        31,650
    Petroliam Nasional BHD
      Notes 144A
      7.625%..................  10/15/26      750       754,688
    Transtexas Gas Corp. Sr.
      Disc. Notes [STEP] 144A
      13.24%..................  12/31/03      124        68,510
    Transtexas Gas Corp. Sr.
      Notes
      11.50%..................  06/15/02      150       162,000
                                                  -------------
                                                      2,341,886
                                                  -------------
PAPER & FOREST PRODUCTS -- 0.1%
    Florida Coast Paper LLC
      First Mtge.
      12.75%..................  06/01/03      150       163,500
    Maxxam Group Holdings,
      Inc. Sr. Notes 144A
      12.00%..................  08/01/03       20        20,450
    Radnor Holdings Sr. Notes
      144A
      10.00%..................  12/01/03       15        15,338
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Repap New Brunswick Sr.
      Notes
      10.625%.................  04/15/05 $    200 $     213,000
                                                  -------------
                                                        412,288
                                                  -------------
PRINTING & PUBLISHING -- 0.1%
    America Media Operation
      Sr. Sub. Notes
      11.625%.................  11/15/04      150       161,250
    K-III Communications Corp.
      Cl-B [PIK]
      11.625%.................  05/01/05      200       203,500
                                                  -------------
                                                        364,750
                                                  -------------
RETAIL & MERCHANDISING -- 0.2%
    Phar-Mor, Inc. Sr. Notes
      11.72%..................  09/11/02      150       157,500
    Rite Aid Corp. Notes
      6.70%...................  12/15/01      170       169,788
    Southland Corp. Sr. Sub.
      Debs.
      5.00%...................  12/15/03      200       165,750
                                                  -------------
                                                        493,038
                                                  -------------
SEMI-CONDUCTORS -- 0.0%
    International Semi-Tech
      Microelectronics Sr.
      Disc. Notes [STEP]
      13.30%..................  08/15/03      200       131,500
                                                  -------------
TELECOMMUNICATIONS -- 2.2%
    Adelphia Communications
      Sr. Notes
      12.50%..................  05/15/02      150       154,125
    Airtouch Communications,
      Inc. Notes
      7.125%..................  07/15/01      295       300,531
    Arch Communications Group
      Sr. Disc. Notes [STEP]
      14.26%..................  03/15/08      250       143,750
    Centennial Cellular Sr.
      Notes
      8.875%..................  11/01/01      200       193,500
    Century Communications
      Corp. Sr. Notes
      9.50%...................  03/01/05      150       154,125
    Cia Telecom Chile Notes
      7.625%..................  07/15/06      295       304,956
    Colt Telecom Group PLC
      Units [STEP]
      12.00%..................  12/15/06       35        21,000
    Comcast U.K. Cable Corp.
      Debs. [STEP]
      10.24%..................  11/15/07      300       212,250
    Comcast U.K. Cable Corp.
      Sr. Sub. Debs.
      9.50%...................  01/15/08      150       155,625
    Commodore Media, Inc. Sr.
      Sub. Notes [STEP]
      7.50%...................  05/01/03      200       210,500

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Diamond Cable
      Communications PLC Sr.
      Disc. Notes [STEP]
      10.61%..................  12/15/05 $    200 $     143,000
    Echostar Satellite
      Broadcasting Co. Sr.
      Disc. Notes [STEP]
      9.54%...................  03/15/04      100        76,500
    Globo Communicacoes
      Partners Notes 144A
      10.50%..................  12/20/06       60        60,000
    Heartland Wireless Sr.
      Notes 144A
      14.00%..................  10/15/04       80        82,600
    Intercel, Inc. Units
      [STEP]
      12.17%..................  02/01/06      200       132,000
    Intermedia Communications
      of Florida, Inc. Sr.
      Notes
      13.50%..................  06/01/05      300       346,500
    International Cabletel,
      Inc. Sr. Notes [STEP]
      11.88%..................  02/01/06      300       204,000
    Jacor Communications Co.
      Notes
      9.75%...................  12/15/06       20        20,600
    JCAC Communications, Inc.
      Sr. Sub. Notes
      10.125%.................  06/15/06      100       104,000
    Jones Intercable Sr. Sub.
      Debs.
      10.50%..................  03/01/08      200       214,000
    Marcus Cable Co. Debs.
      11.875%.................  10/01/05      150       157,500
    Marcus Cable Co. Sr. Notes
      [STEP]
      12.08%..................  12/15/05      100        71,000
    MFS Communications Co.,
      Inc. Sr. Disc. Notes
      [STEP]
      8.11%...................  01/15/04      200       174,000
    Millicom International
      Cellular Sr. Disc. Notes
      [STEP]
      12.59%..................  06/01/06      200       124,000
    Mobile Telecommunications
      Corp. Sr. Notes
      13.50%..................  12/15/02      150       150,750
    Nextel Communications,
      Inc. Sr. Disc. Notes
      [STEP]
      13.02%..................  09/01/03      150       115,500
      13.30%..................  08/15/04      750       511,875
    Omnipoint Corp. Sr. Notes
      11.625%.................  08/15/06      150       156,750
    Paxson Communications Sr.
      Sub. Notes
      11.625%.................  10/01/02      150       156,375
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Pegasus Media &
      Communications, Inc.
      Notes Cl-B
      12.50%..................  07/01/05 $    200 $     216,500
    Pricellular Wireless
      Sr. Notes 144A
      10.75%..................  11/01/04      200       209,500
    Rogers Cablesystems Ltd.
      Notes
      11.00%..................  12/01/15      200       216,000
    Teleport Communications
      Sr. Disc. Notes [STEP]
      9.61%...................  07/01/07      440       304,150
    Telewest PLC Debs. [STEP]
      12.12%..................  10/01/07      150       104,625
    TV Filme, Inc. Sr. Notes
      144A
      12.875%.................  12/15/04       15        15,094
    Viacom, Inc. Sub. Debs.
      8.00%...................  07/07/06      200       195,000
    Videotron Holdings PLC Sr.
      Disc. Notes [STEP]
      6.66%...................  08/15/05      100        81,000
                                                  -------------
                                                      6,193,181
                                                  -------------
UTILITIES -- 0.6%
    AES China Generating Co.
      Ltd. Sr. Notes
      10.125%.................  12/15/06       20        20,750
    Arizona Public Service Sr.
      Notes
      6.75%...................  11/15/06      205       200,900
    Cleveland Electric
      Illumination Co.
      First Mtge. Cl-B
      9.50%...................  05/15/05      200       210,250
    Connecticut Light & Power
      First Mtge.
      7.875%..................  06/01/01      205       208,588
    El Paso Electric Co.
      First Mtge. Cl-E
      9.40%...................  05/01/11      200       213,000
    Emp Distribuidora Norte
      Edenor Notes 144A
      9.75%...................  12/04/01       35        35,788
    Enersis SA Notes
      7.40%...................  12/01/16      220       213,675
      6.60%...................  12/01/26      220       216,425
    Long Island Lighting Debs.
      9.00%...................  11/01/22      150       159,000
    Niagara Mohawk Power Corp.
      Notes
      9.95%...................  06/01/00      200       185,000
    Norcen Energy Resources
      Debs.
      7.375%..................  05/15/06      130       132,113

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Northeast Utilities System
      Notes
      8.58%...................  12/01/06 $     10 $       9,399
                                                  -------------
                                                      1,804,888
                                                  -------------
TOTAL CORPORATE OBLIGATIONS
  (COST $32,110,963)....................             32,496,762
                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.7%
FEDERAL HOME LOAN MORTGAGE CORP. -- 1.1%
      9.50%...................  05/01/05      505       528,883
      8.00% [TBA].............  01/16/27      600       611,628
      7.50% [TBA].............  02/16/27    2,015     2,013,106
                                                  -------------
                                                      3,153,617
                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 7.6%
      6.50%...................  07/01/03      355       351,781
      6.50%...................  09/01/03      866       858,259
      6.50% [TBA].............  01/16/04    1,875     1,858,594
      8.50%...................  10/15/08    1,171     1,218,184
      6.50%...................  05/01/11    1,422     1,396,648
      6.50%...................  06/01/11    1,041     1,022,760
      7.50%...................  10/15/23       45        44,562
      7.00%...................  12/15/25      346       339,040
      6.50%...................  01/01/26      901       859,871
      6.50%...................  02/01/26      687       656,185
      7.50%...................  02/15/26       24        24,515
      7.50%...................  03/15/26      309       309,513
      6.50%...................  04/01/26      902       860,973
      7.00%...................  04/15/26    1,140     1,115,454
      7.00%...................  05/15/26      382       374,093
      7.50%...................  05/15/26       42        42,382
      7.00%...................  06/01/26      521       509,587
      7.50%...................  07/01/26      688       687,646
      7.00%...................  09/01/26      262       256,425
      7.00%...................  10/01/26      261       255,920
      7.50%...................  10/15/26    1,390     1,391,587
      7.00%...................  11/01/26    1,720     1,682,385
      7.00%...................  12/01/26      330       322,639
      7.39% [VR]..............  12/01/26      580       602,838
      6.50% [TBA].............  01/16/27      775       739,156
      7.00% [TBA].............  01/16/27    1,260     1,232,041
      7.50% [TBA].............  01/26/27    2,725     2,723,310
                                                  -------------
                                                     21,736,348
                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.0%
      6.50%...................  10/15/23      546       520,890
      6.50%...................  11/15/23      557       531,030
      6.50%...................  12/15/23      764       728,504
      8.00%...................  11/15/26    1,231     1,255,970
                                                  -------------
                                                      3,036,394
                                                  -------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $27,951,684)....................             27,926,359
                                                  -------------
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
COLLATERALIZED MORTGAGE & ASSET-BACKED OBLIGATIONS -- 3.5%
    Federal Deposit Insurance
      Credit Corp.
      6.75%...................  05/25/26 $  1,190 $   1,184,422
    Fifth Third Auto Grantor
      Trust
      6.45%...................  03/15/02      776       781,485
    Ford Credit Auto Owner
      Trust
      6.50%...................  11/15/99      890       897,952
    GE Capital Mortgage
      Services, Inc.
      7.25%...................  05/25/26      995       966,221
    Premier Auto Trust
      Series 1996-4 Cl-A4
      6.40%...................  10/06/01      500       502,147
    Residential Funding Mtge.
      Securities, Inc.
      7.10%...................  01/25/26    1,000       953,125
    Sears Credit Account
      Master Trust Series
      1996-4 Cl-A
      6.45%...................  10/16/06      500       498,889
    Securitized Asset Sales,
      Inc.
      6.8076%.................  11/28/23      978       908,615
    Standard Credit Card
      Master Trust Series
      1995-6 Cl-A
      6.75%...................  06/07/00      860       869,119
    Structured Asset
      Securities Corp.
      7.375%..................  09/25/24    1,500     1,502,344
      6.525%..................  02/25/28      860       836,350
                                                  -------------
TOTAL COLLATERALIZED MORTGAGE &
  ASSET-BACKED OBLIGATIONS (COST
  $9,942,039)...........................              9,900,669
                                                  -------------
U.S. TREASURY OBLIGATIONS -- 4.6%
U.S. TREASURY BONDS -- 1.6%
      8.125%..................  08/15/19    3,885     4,494,595
                                                  -------------
U.S. TREASURY NOTES -- 3.0%
      5.625%..................  11/30/98    8,195     8,160,089
      6.625%..................  07/31/01      235       238,819
      6.50%...................  08/15/05      165       166,064
      6.00%...................  02/15/26      120       109,291
                                                  -------------
                                                      8,674,263
                                                  -------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $13,122,278)....................             13,168,858
                                                  -------------
SOVEREIGN ISSUES -- 0.6%
ARGENTINA -- 0.3%
    Republic of Argentina
      [BRB, FRB]
      6.625%..................  03/31/97      637       555,384
      6.625%..................  03/31/05      219       190,540
                                                  -------------
                                                        745,924
                                                  -------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
CANADA -- 0.2%
    Quebec Province Debs.
      7.125%..................  02/09/24 $    450 $     429,188
                                                  -------------
MEXICO -- 0.1%
    United Mexican States Cl-C
      [BRB, FRB] (with Value
      Recovery Rights
      Attached)
      6.375%..................  12/31/19      400       345,000
                                                  -------------
NETHERLANDS -- 0.0%
    Asia Pulp & Paper
      International Finance
      Co. Notes
      11.75%..................  10/01/05      100       107,250
                                                  -------------
TOTAL SOVEREIGN ISSUES
  (COST $1,480,785).....................              1,627,362
                                                  -------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                         (000)
                                         ---------
FOREIGN BONDS -- 4.0%
AUSTRALIA -- 0.3%
    Australian
    Government
      10.00%..................   10/15/02     285        257,432
      9.50%...................   08/15/03     385        342,813
      10.00%..................   02/15/06     200        186,338
                                                    ------------
                                                         786,583
                                                    ------------
CANADA -- 0.2%
    Canadian Government
      8.75%...................   12/01/05      40         33,957
      9.00%...................   06/01/25     605        543,011
                                                    ------------
                                                         576,968
                                                    ------------
DENMARK -- 0.1%
    Kingdom of Denmark
      8.00%...................   03/15/06   1,295        242,452
                                                    ------------
FRANCE -- 0.8%
    French O.A.T.
      6.00%...................   10/25/25     818        141,721
    French Treasury Bill
      4.50%...................   10/12/98   3,000        589,262
      7.00%...................   10/12/00   7,440      1,573,081
                                                    ------------
                                                       2,304,064
                                                    ------------
GERMANY -- 1.4%
    Bundesobligation
      5.25%...................   02/21/01   2,535      1,698,631
    Deutscheland Republic
      6.25%...................   04/26/06   2,610      1,754,801
    Treuhan Obligationen
      5.625%..................   09/24/98     815        549,502
                                                    ------------
                                                       4,002,934
                                                    ------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                MATURITY   (000)       VALUE
                                -------- ---------  ------------
ITALY -- 0.2%
    Italian  Government
      9.50%...................  02/01/01  820,000   $    590,841
                                                    ------------
SPAIN -- 0.2%
    Spanish Government
      10.10%..................  02/28/01   62,000        551,553
                                                    ------------
UNITED KINGDOM -- 0.8%
    United Kingdom Treasury
      9.00%...................  03/03/00      325        585,904
      7.75%...................  09/08/06    1,090      1,895,019
                                                    ------------
                                                       2,480,923
                                                    ------------
TOTAL FOREIGN BONDS
  (COST $11,339,498)..........                        11,536,318
                                                    ------------
                                             PAR
                                            (000)
                                          ---------
REPURCHASE AGREEMENTS -- 5.0%
UBS Securities Funding, Inc.
6.75% dated 12/31/96,
repurchase price $14,447,416
(Collateralized by U.S.
Treasury Note, par value
$13,656,000, market value
$14,742,547, due 01/31/00)
(COST $14,442,000)............. 01/02/97   $14,442    14,442,000
                                                     -----------
                                           SHARES
                                          --------
SHORT TERM INVESTMENTS -- 0.0%
    Temporary Investment Fund
    (COST $8,153)..............              8,153         8,153
                                                     -----------
TOTAL INVESTMENTS -- 103.3%
    (COST $288,350,890)........                      296,051,419

                                             PAR
                                MATURITY    (000)
                                --------    -----
SALE COMMITMENTS -- (0.8%)
Federal National Mortgage
  Association [TBA]
  6.50%
  (COST ($2,420,296)).......... 01/16/12   $ 2,463    (2,418,358)
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (2.5%).......                       (7,153,656)
                                                    ------------
NET ASSETS -- 100.0%...........                     $286,479,405
                                                    ============

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1996:

                   PRINCIPAL
                    AMOUNT        CONTRACTED                UNREALIZED
                    COVERED        EXCHANGE   EXPIRATION   APPRECIATION
TYPE              BY CONTRACT        RATE       MONTH     (DEPRECIATION)
----------------------------------------------------------
Buy      AUD      $  873,055         1.2599      03/97      $    1,224
Buy      CAD       1,762,282         1.3460      03/97         (21,467)
Buy      CHF       2,201,426         1.3095      03/97         (29,989)
Buy      DEM          66,853         1.5548      01/97             783
Buy      DEM       2,868,990         1.5415      03/97          23,148
Buy      DKK         378,559         5.9103      03/97           3,821
Buy      FRF         770,867         5.2668      03/97          16,474
Buy      GBP          10,062         0.5957      01/97             204
Buy      GBP         802,260         0.5996      03/97          18,769
Buy      GBP         775,444         0.5989      05/97          18,483
Buy      ITL         782,315      1536.6142      03/97           8,021
Buy      JPY       7,326,946       111.3728      03/97        (192,014)
Buy      SEK         349,106         6.7945      03/97           1,335
                                                          --------------
                                                            $ (151,208)
                                                          =============
Sell     AUD      $1,486,724         1.2230      03/97      $   41,621
Sell     CAD         924,642         1.3381      03/97          16,585
Sell     CHF       3,565,843         1.2966      03/97          83,393
Sell     DEM       6,287,993         1.5235      03/97         (76,203)
Sell     DEM       1,581,065         1.4914      05/97          33,374
Sell     DKK         253,353         5.9206      03/97          (3,003)
Sell     ESP          72,744       131.7960      03/97          (1,189)
Sell     FRF       1,470,853         5.2536      03/97         (27,654)
Sell     FRF       3,036,501         5.0815      05/97          34,018
Sell     GBP          12,459         0.5846      01/97             (14)
Sell     GBP       1,285,444         0.6112      03/97         (52,642)
Sell     GBP         771,235         0.6237      05/97         (49,794)
Sell     JPY       5,221,403       111.8344      03/97         115,760
Sell     NLG       1,923,231         1.6831      05/97          29,639
                                                          --------------
                                                            $  143,891
                                                          =============

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.9% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
CORPORATE OBLIGATIONS -- 91.2%
ADVERTISING -- 0.7%
    Larmar Advertising Co.
      Sr. Sub. Notes
      9.625%...............  12/01/06  $ 1,400    $  1,445,500
                                                  ------------
AEROSPACE -- 0.3%
    Tracor, Inc. Sr. Sub.
      Notes
      10.875%..............  08/15/01      650         693,875
                                                  ------------
AUTOMOTIVE PARTS -- 2.5%
    Aftermarket Technology,
      Inc. Sr. Sub. Notes
      12.00%...............  08/01/04    1,250       1,403,125
    Blue Bird Body Co. Sr.
      Sub. Notes 144A
      10.75%...............  11/15/06      250         261,875
    Exide Corp. Sr. Notes
      10.00%...............  04/15/05    1,225       1,280,125
    JPS Automotive Products
      Corp. Sr. Notes
      11.125%..............  06/15/01      250         269,375
    Lear Corp. Sub. Notes
      9.50%................  07/15/06    1,000       1,075,000
    Lear Seating Corp. Sr.
      Sub. Notes
      11.25%...............  07/15/00      150         153,750
      8.25%................  02/01/02      550         556,875
    Safelite Glass Corp.
      Sr. Sub. Notes 144A
      9.875%...............  12/15/06      175         180,688
                                                  ------------
                                                     5,180,813
                                                  ------------
BEVERAGES -- 0.7%
    Delta Beverage Group
      Sr. Notes 144A
      9.75%................  12/15/03      300         309,000
    Dr. Pepper Bottling
      Holding Co. Sr. Notes
      [STEP]
      9.50%................  02/15/03    1,250       1,184,375
                                                  ------------
                                                     1,493,375
                                                  ------------
BROADCASTING -- 6.8%
    Argyle Television, Inc.
      Sr. Sub. Notes
      9.75%................  11/01/05      500         506,250
    Australis Media Ltd.
      Units [STEP]
      8.95%................  05/15/03      625         368,750
    Chancellor Broadcasting
      Co. Sr. Sub. Notes
      9.375%...............  10/01/04      750         759,375
      12.50%...............  10/01/04      375         423,750
    Granite Broadcasting
      Corp. Sr. Sub. Debs.
      10.375%..............  05/15/05    1,000       1,030,000

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Heritage Media Corp.
      Sr. Sub. Notes
      8.75%................  02/15/06  $ 2,000    $  1,932,500
    Lenfest Communications
      Sr. Sub. Notes
      8.375%...............  11/01/05      500         485,000
      10.50%...............  06/15/06      550         580,250
    NWCG Holding Corp. Sr.
      Disc. Notes [ZCB]
      13.20%...............  06/15/99      300         251,250
    SCI Television, Inc.
      Sr. Notes
      11.00%...............  06/30/05    1,150       1,239,125
    SFX Broadcasting, Inc.
      Sr. Sub. Notes
      10.75%...............  05/15/06    1,600       1,692,000
    Sinclair Broadcasting
      Group Sr. Sub. Notes
      10.00%...............  12/15/03      650         666,250
      10.00%...............  09/30/05    1,250       1,281,250
    Sullivan Broadcasting
      Holdings Co. Sr. Sub.
      Notes
      10.25%...............  12/15/05    1,500       1,522,500
      13.25%...............  12/15/06      150         138,750
    Young Broadcasting
      Corp. Sr. Sub. Notes
      11.75%...............  11/15/04      250         276,250
      10.125%..............  02/15/05      750         780,000
                                                  ------------
                                                    13,933,250
                                                  ------------
BUSINESS SERVICES -- 0.9%
    Monarch Marking
      Systems, Inc. Sr.
      Notes
      12.50%...............  07/01/03    1,050       1,233,750
    Outsourcing Solutions
      Corp. Sr. Sub. Notes
      144A
      11.00%...............  11/01/06      500         525,000
                                                  ------------
                                                     1,758,750
                                                  ------------
CAPITAL GOODS -- 0.3%
    Australis Holdings Ltd.
      Units [STEP] 144A
      9.88%................  11/01/02    1,000         580,000
                                                  ------------
CHEMICALS -- 5.0%
    Arcadian Partners L.P.
      Sr. Notes Cl-B
      10.75%...............  05/01/05      800         888,000
    Astor Corp. Sr. Sub.
      Notes 144A
      10.50%...............  10/15/06    1,025       1,062,156
    Crain Industries, Inc.
      Sr. Sub. Notes
      13.50%...............  08/15/05      700         792,750
    Foamex L.P. Sr. Notes
      11.25%...............  10/01/02      550         588,500
      11.875%..............  10/01/04      250         270,313

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Harris Chemical North
      America Sr. Notes
      [STEP]
      10.25%...............  07/15/01  $ 1,750    $  1,837,500
    ISP Holdings, Inc. Sr.
      Notes 144A
      9.00%................  10/15/03    1,275       1,300,500
    Polymer Group, Inc. Sr.
      Notes
      12.25%...............  07/15/02    1,000       1,090,000
    RBX Corp. Notes Cl-B
      11.25%...............  10/15/05    1,000         851,250
    Sterling Chemicals
      Holdings Sr. Disc.
      Notes [STEP]
      12.60%...............  08/15/08    1,575         913,500
    Sterling Chemicals,
      Inc. Sr. Sub. Notes
      11.75%...............  08/15/06      250         265,000
    Uniroyal Technology
      Corp. Sr. Notes
      11.75%...............  06/01/03      425         426,063
                                                  ------------
                                                    10,285,532
                                                  ------------
CLOTHING & APPAREL -- 3.2%
    Collins & Aikman
      Products Sr. Sub.
      Notes
      11.50%...............  04/15/06    1,850       2,035,000
    Hosiery Corp. of
      America, Inc. Sr.
      Sub. Notes
      13.75%...............  08/01/02      500         552,500
    Pillowtex Corp. Sr.
      Sub. Notes 144A
      10.00%...............  11/15/06      500         523,125
    Westpoint Stevens, Inc.
      Sr. Sub. Debs.
      9.375%...............  12/15/05    3,250       3,371,875
                                                  ------------
                                                     6,482,500
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.8%
    Alvey Systems, Inc. Sr.
      Sub. Notes
      11.375%..............  01/31/03    1,500       1,586,250
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 4.3%
    American Safety Razor
      Co. Sr. Notes
      9.875%...............  08/01/05    1,250       1,326,563
    Cabot Safety Corp. Sr.
      Sub. Notes
      12.50%...............  07/15/05    1,250       1,400,000
    Herff Jones, Inc. Sr.
      Sub. Notes
      11.00%...............  08/15/05      550         594,688

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Playtex Family Products
      Corp. Sr. Sub. Notes
      9.00%................  12/15/03  $ 2,100    $  2,094,750
    Rayovac Corp. Sr. Sub.
      Notes 144A
      10.25%...............  11/01/06      100         103,875
    Revlon Consumer
      Products Corp. Sr.
      Notes
      9.375%...............  04/01/01      500         513,125
      10.50%...............  02/15/03    1,375       1,447,188
    Simmons Co. Sr. Sub.
      Notes
      10.75%...............  04/15/06    1,250       1,321,875
                                                  ------------
                                                     8,802,064
                                                  ------------
CONTAINERS & PACKAGING -- 4.1%
    Container Corp. of
      America Sr. Notes
      9.75%................  04/01/03      250         263,750
      11.25%...............  05/01/04      250         272,813
    Four M Corp. Sr. Notes
      12.00%...............  06/01/06      750         787,500
    Owens Illinois, Inc.
      Sr. Sub. Notes
      10.50%...............  06/15/02      250         265,625
      9.75%................  08/15/04      200         210,000
      9.95%................  10/15/04    2,750       2,921,875
    Packaging Resources,
      Inc. Sr. Notes
      11.625%..............  05/01/03      450         477,000
    Plastic Containers Sr.
      Notes 144A
      10.00%...............  12/15/06      450         466,875
    Riverwood International
      Co. Notes
      10.875%..............  04/01/08    1,500       1,395,000
    Stone Container Corp.
      Sr. Notes
      11.50%...............  10/01/04      500         528,750
      11.875%..............  08/01/16      300         318,000
    U.S. Can Corp. Sr. Sub.
      Notes 144A
      10.125%..............  10/15/06      400         421,000
                                                  ------------
                                                     8,328,188
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.5%
    Advanced Micro Devices,
      Inc. Sr. Notes
      11.00%...............  08/01/03      900         981,000
                                                  ------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
ENTERTAINMENT & LEISURE -- 2.8%
    AMF Group, Inc. Notes
      10.875%..............  03/15/06  $   400    $    423,000
    AMF Group, Inc. Sr.
      Disc. Notes [STEP]
      12.28%...............  03/15/06    1,850       1,225,625
    Cobblestone Golf Group
      Sr. Notes
      11.50%...............  06/01/03      750         784,688
    Premier Parks Corp. Sr
      Notes Cl-A
      12.00%...............  08/15/03      600         658,500
    Six Flags Theme Parks
      Sr. Sub. Notes Cl-A
      [STEP]
      9.94%................  06/15/05    2,825       2,683,750
                                                  ------------
                                                     5,775,563
                                                  ------------
ENVIRONMENTAL SERVICES -- 1.4%
    Allied Waste North
      America Sr. Sub.
      Notes 144A
      10.25%...............  12/01/06      600         631,500
    Envirosource, Inc. Sr.
      Notes
      9.75%................  06/15/03    1,400       1,316,000
    ICF Kaiser
      International, Inc.
      Sr. Sub. Notes
      13.00%...............  12/31/03      600         567,000
    Mid-American Waste
      Systems, Inc. Sr.
      Sub. Notes*
      12.25%...............  02/15/03      900         360,000
                                                  ------------
                                                     2,874,500
                                                  ------------
EQUIPMENT SERVICES -- 0.8%
    Coinmach Corp. Sr.
      Notes
      11.75%...............  11/15/05      781         845,433
    Primeco, Inc. Sr. Sub.
      Notes
      12.75%...............  03/01/05      667         763,715
                                                  ------------
                                                     1,609,148
                                                  ------------
FARMING & AGRICULTURE -- 0.6%
    Dimon, Inc. Sr. Notes
      8.875%...............  06/01/06    1,150       1,201,750
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.3%
    First Nationwide Escrow
      Sr. Sub. Notes 144A
      10.625%..............  10/01/03    1,750       1,890,000
    First Nationwide
      Holdings Sr. Notes
      12.25%...............  05/15/01      750         849,375
                                                  ------------
                                                     2,739,375
                                                  ------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
FINANCIAL SERVICES -- 2.1%
    Contifinancial Corp.
      Sr. Notes
      8.375%...............  08/15/03  $   750    $    775,313
    Intertek Finance PLC
      Sr. Sub. Notes 144A
      10.25%...............  11/01/06      600         627,000
    Mesa Operating Co.
      Disc. Notes [STEP]
      10.11%...............  07/01/06    1,000         695,000
    Mesa Operating Co. Sr.
      Sub. Notes
      10.625%..............  07/01/06      500         545,000
    Unifrax Investment
      Corp. Sr. Notes
      10.50%...............  11/01/03    1,650       1,687,125
                                                  ------------
                                                     4,329,438
                                                  ------------
FOOD -- 3.7%
    Carr-Gottstein Foods
      Co. Sr. Sub. Notes
      12.00%...............  11/15/05      900         959,625
    Curtice-Burns Foods,
      Inc. Sr. Sub. Notes
      12.25%...............  02/01/05      850         884,000
    International Home
      Foods Sr. Sub. Notes
      144A
      10.375%..............  11/01/06    1,500       1,567,500
    PMI Acquisition Corp.
      Sr. Sub. Notes
      10.25%...............  09/01/03      750         778,125
    Smith's Food & Drug
      Centers Sr. Sub.
      Notes
      11.25%...............  05/15/07    1,300       1,439,750
    Specialty Foods Corp.
      Sr. Notes Cl-B
      11.125%..............  10/01/02      400         378,000
      11.25%...............  08/15/03      600         459,000
    Van de Kamps, Inc. Sr.
      Sub. Notes
      12.00%...............  09/15/05      950       1,052,125
                                                  ------------
                                                     7,518,125
                                                  ------------
HEALTHCARE SERVICES -- 2.1%
    Genesis Health
      Ventures, Inc. Sr.
      Sub. Notes
      9.75%................  06/15/05    1,250       1,321,875
    Icon Fitness Corp.
      Notes [STEP] 144A
      14.00%...............  11/15/06    1,100         592,625
    Icon Health & Fitness
      Sr. Sub. Notes
      13.00%...............  07/15/02      530         602,213
    Tenet Healthcare Corp.
      Sr. Sub. Notes
      10.125%..............  03/01/05    1,700       1,887,000
                                                  ------------
                                                     4,403,713
                                                  ------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
HOTELS & MOTELS -- 0.7%
    Courtyard By Mariott
      Sr. Notes
      10.75%...............  02/01/08  $ 1,250    $  1,328,125
                                                  ------------
INDUSTRIAL PRODUCTS -- 1.6%
    American Standard Debs.
      11.375%..............  05/15/04      250         268,125
    Bar Technologies, Inc.
      Notes
      13.50%...............  04/01/01      300         308,250
    IMO Industries, Inc.,
      Sr. Sub. Notes
      11.75%...............  05/01/06      900         846,000
    International Knife &
      Saw, Inc. Sr. Sub.
      Notes 144A
      11.375%..............  11/15/06      600         621,000
    Prime Succession
      Acquisition Co. Sr.
      Sub. Notes 144A
      10.75%...............  08/15/04      350         380,625
    Ryerson Tull, Inc.
      Notes
      9.125%...............  07/15/06      700         738,500
                                                  ------------
                                                     3,162,500
                                                  ------------
MACHINERY & EQUIPMENT -- 1.8%
    Clark Materials
      Handling Sr. Notes
      144A
      10.75%...............  11/15/06      300         312,750
    Fairfield Manufacturing
      Co. Sr. Sub. Notes
      11.375%..............  07/01/01      500         525,000
    Mettler-Toledo, Inc.
      Notes
      9.75%................  10/01/06    1,000       1,057,500
    Ryder TRS, Inc. Sr.
      Sub. Notes 144A
      10.00%...............  12/01/06      675         703,688
    Tokheim Corp. Sr. Sub.
      Notes 144A
      11.50%...............  08/01/06    1,100       1,174,250
                                                  ------------
                                                     3,773,188
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.0%
    Dade International,
      Inc. Sr. Sub. Notes
      11.125%..............  05/01/06    1,900       2,066,250
                                                  ------------
METALS & MINING -- 3.5%
    Acme Metals, Inc. Sr.
      Disc. Notes [STEP]
      10.71%...............  08/01/04      825         853,875
    Armco, Inc. Sr. Notes
      9.375%...............  11/01/00      250         254,375
    Bayou Steel Corp. First
      Mtge.
      10.25%...............  03/01/01      750         693,750


                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Euramax International
      Ltd. Sr. Sub. Notes
      144A
      11.25%...............  10/01/06  $ 1,250    $  1,300,000

    GS Technologies
      Operating Corp. Sr.
      Notes
      12.00%...............  09/01/04      725         756,719
      12.25%...............  10/01/05    1,200       1,263,000
    Republic Engineered
      Steel First Mtge.
      9.875%...............  12/15/01      750         705,938
    Royal Oak Mines, Inc.
      Sr. Sub. Notes
      11.00%...............  08/15/06    1,400       1,428,000
                                                  ------------
                                                     7,255,657
                                                  ------------
OFFICE EQUIPMENT -- 1.2%
    Knoll, Inc. Sr. Sub.
      Notes
      10.875%..............  03/15/06    1,150       1,273,625
    United Stationery
      Supply Sr. Sub. Notes
      12.75%...............  05/01/05    1,100       1,226,500
                                                  ------------
                                                     2,500,125
                                                  ------------
OIL & GAS -- 2.8%
    Abraxas Petroleum Corp.
      Sr. Notes 144A
      11.50%...............  11/01/04    1,150       1,233,375
    Falcon Drilling Co.,
      Inc. Sr. Notes
      9.75%................  01/15/01      350         368,375
      12.50%...............  03/15/05      300         336,375
    Forcenergy, Inc. Sr.
      Sub. Notes
      9.50%................  11/01/06    1,500       1,567,500
    Giant Industries, Inc.
      Sr. Sub. Notes
      9.75%................  11/15/03      550         574,750
    HS Resources, Inc. Sr.
      Sub. Notes
      9.875%...............  12/01/03      250         262,500
    United Meridian Corp.
      Sr. Sub. Notes
      10.375%..............  10/15/05    1,300       1,433,250
                                                  ------------
                                                     5,776,125
                                                  ------------
PAPER & FOREST PRODUCTS -- 1.6%
    Buckeye Cellulos Corp.
      Sr. Sub. Notes
      9.25%................  09/15/08    1,000       1,037,500
    Repap New Brunswick Sr.
      Notes
      10.625%..............  04/15/05      500         525,000
    S.D. Warren Co. Sr.
      Sub. Notes
      12.00%...............  12/15/04      800         865,000

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Uniforet, Inc. Sr.
      Notes 144A
      11.125%..............  10/15/06  $   950    $    888,250
                                                  ------------
                                                     3,315,750
                                                  ------------
PRINTING & PUBLISHING -- 2.0%
    Affiliated Newspaper
      Investments, Inc. Sr.
      Disc. Notes [STEP]
      13.61%...............  07/01/06    1,850       1,526,250
    Garden State Newspapers
      Sr. Sub. Notes
      12.00%...............  07/01/04      200         219,000
    Hollinger International
      Publishing Co. Notes
      9.25%................  02/01/06    1,000         993,750
    K-III Communications
      Corp. Sr. Notes
      8.50%................  02/01/06      500         493,125
    Petersen Publishing Sr.
      Sub. Notes 144A
      11.125%..............  11/15/06      800         838,000
                                                  ------------
                                                     4,070,125
                                                  ------------
REAL ESTATE -- 1.0%
    Trizec Finance Ltd. Sr.
      Notes
      10.875%..............  10/15/05    1,925       2,129,531
                                                  ------------
RETAIL & MERCHANDISING -- 1.8%
    Brylane L.P. Sr. Sub.
      Notes Cl-B
      10.00%...............  09/01/03    1,325       1,364,750
    Ralph's Grocery Co. Sr.
      Notes
      10.45%...............  06/15/04    1,950       2,076,750
      11.00%...............  06/15/05      325         342,875
                                                  ------------
                                                     3,784,375
                                                  ------------
TELECOMMUNICATIONS -- 21.9%
    Arch Communications
      Group Sr. Disc. Notes
      [STEP]
      10.88%...............  03/15/08      525         303,188
    Bell Cablemedia PLC Sr.
      Disc. Notes [STEP]
      11.81%...............  07/15/04      850         748,000
    Brooks Fiber Properties
      Sr. Disc. Notes
      [STEP]
      13.19%...............  03/01/06    2,900       1,943,000
    Cablevision Systems
      Corp. Sr. Sub. Debs.
      9.875%...............  02/15/13      500         493,750
    Cablevision Systems
      Corp. Sr. Sub. Notes
      9.25%................  11/01/05    1,850       1,831,500
      9.875%...............  05/15/06      300         309,000

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    CAI Wireless Systems,
      Inc. Sr. Notes
      12.25%...............  09/15/02  $   250    $    122,500
    Cellular Communications
      International, Inc.
      Notes [ZCB]
      12.17%...............  08/15/00    1,100         767,250
    CF Cable TV, Inc. Sr.
      Notes
      11.625%..............  02/15/05      500         583,750
    Charter Communications
      Southeast L.P. Sr.
      Notes
      11.25%...............  03/15/06    1,000       1,041,250
    Comcast U.K. Cable
      Corp. Debs. [STEP]
      11.56%...............  11/15/07    2,150       1,526,500
    CS Wireless Systems,
      Inc. Units [STEP]
      11.38%...............  03/01/06      500         182,500
    Diamond Cable
      Communications PLC
      Sr. Disc. Notes
      [STEP]
      12.07%...............  09/30/04      250         205,000
      12.16%...............  12/15/05    1,750       1,246,875
    Echostar Satellite
      Broadcasting Co. Sr.
      Disc. Notes [STEP]
      13.34%...............  03/15/04    1,725       1,311,000
    Fonorola, Inc. Sr.
      Notes
      12.50%...............  08/15/02      150         164,063
    Insight Communications
      Co. Sr. Sub. Notes
      [STEP]
      11.25%...............  03/01/00      400         414,500
    Intermedia
      Communications of
      Florida, Inc. Sr.
      Disc. Notes [STEP]
      11.94%...............  05/15/06    2,475       1,639,688
    International Cabletel,
      Inc. Sr. Notes [STEP]
      13.57%...............  10/15/03      500         421,250
      10.15%...............  04/15/05    1,050         787,500
      12.22%...............  02/01/06    1,775       1,211,438
    Jacor Communications
      Co. Notes
      9.75%................  12/15/06      500         513,750
    Millicom International
      Cellular Sr. Disc.
      Notes [STEP]
      13.17%...............  06/01/06    2,350       1,462,875
    Nextel Communications,
      Inc. Sr. Disc. Notes
      [STEP]
      12.94%...............  09/01/03      300         234,750
      12.76%...............  08/15/04    1,350         926,438

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Nextlink
      Communications, Inc.
      Sr. Notes
      12.50%...............  04/15/06  $   500    $    538,750
    Paging Network, Inc.
      Sr. Sub. Notes
      10.125%..............  08/01/07    1,750       1,791,563
    Panamsat L.P. Sr. Sub.
      Notes [STEP]
      9.97%................  08/01/03    1,400       1,305,500
    Park Communications,
      Inc. Sr. Notes [PIK]
      13.75%...............  05/15/04      450         510,750
    Pegasus Media &
      Communications, Inc.
      Notes
      12.50%...............  07/01/05      975       1,057,875
    Peoples Choice T.V.
      Corp. Units [STEP]
      12.74%...............  06/01/04    1,150         494,500
    Phonetel Technologies
      Sr. Notes
      12.00%...............  12/15/06      800         830,000
    Rogers Cablesystems Sr.
      Notes
      10.00%...............  03/15/05      800         858,000
      10.00%...............  12/01/07      600         640,500
      11.00%...............  12/01/15      750         810,000
    Sygnet Wireless, Inc.
      Sr. Notes
      11.50%...............  10/01/06    1,425       1,478,438
    Teleport Communications
      Group, Inc. Sr. Notes
      9.875%...............  07/01/06      225         241,313
    Teleport Communications
      Group, Inc. Sr. Disc.
      Notes [STEP]
      10.22%...............  07/01/07    3,675       2,544,938
    Telewest PLC Debs.
      [STEP]
      11.09%...............  10/01/07    3,625       2,523,906
    UIH Australia Pacific
      Sr. Disc. Notes
      [STEP]
      14.10%...............  05/15/06    1,600         840,000
    USA Mobile Communi-
      cations Sr. Notes
      9.50%................  02/01/04    1,050         997,500
    Vanguard Cellular
      System Debs.
      9.375%...............  04/15/06    2,000       2,025,000
    Viacom, Inc. Sub. Debs.
      8.00%................  07/07/06    3,425       3,326,531
    Videotron Holdings PLC
      Sr. Notes
      10.625%..............  02/15/05    1,000       1,102,500
    Wireless One, Inc. Sr.
      Notes
      13.00%...............  10/15/03      500         490,000

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Wireless One, Inc.
      Units [STEP]
      13.50%...............  08/01/06  $   300    $    147,000
                                                  ------------
                                                    44,945,879
                                                  ------------
TRANSPORTATION -- 3.4%
    Ameritruck Distribution
      Sr. Sub. Notes
      12.25%...............  11/15/05    1,200       1,212,000
    Gearbulk Holding Ltd.
      Sr. Notes
      11.25%...............  12/01/04    1,250       1,381,250
    Great Dane Holdings Sr.
      Sub. Debs.
      12.75%...............  08/01/01      500         503,750
    Johnstown America, Inc.
      Sr. Sub. Notes
      11.75%...............  08/15/05      350         337,750
    Statia Terminals First
      Mtge. Notes 144A
      11.75%...............  11/15/03    1,000       1,030,000
    Stena AB Sr. Notes
      10.50%...............  12/15/05    1,625       1,763,125
    Trism, Inc. Sr. Sub.
      Notes
      10.75%...............  12/15/00      725         699,625
                                                  ------------
                                                     6,927,500
                                                  ------------
UTILITIES -- 2.0%
    California Energy Co.,
      Inc. Disc. Notes
      [STEP]
      10.25%...............  01/15/04    2,800       2,968,000
    El Paso Electric Co.
      First Mtge. Cl-E
      9.40%................  05/01/11    1,075       1,143,767
                                                  ------------
                                                     4,111,767
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $178,719,854)................              187,149,606
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 1.7%
    U.S. Treasury Notes
      6.375%
      (COST $3,452,895)....  08/15/02    3,500       3,523,065
                                                  ------------
REPURCHASE AGREEMENTS -- 3.1%
    HSBC Securities, Inc.
      5.50% dated 12/31/96,
      repurchase price
      $6,436,966
      (Collateralized by
      U.S. Treasury Note,
      par value $6,325,000,
      market value
      $6,595,409 due
      04/15/98)
      (COST $6,435,000)....  01/02/97    6,435       6,435,000
                                                  ------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    ------------
COMMON STOCK -- 0.2%
BROADCASTING -- 0.0%
    Sullivan Broadcasting Holdings
      Co.*...........................    2,400    $     24,600
                                                  ------------
CHEMICALS -- 0.0%
    Sterling Chemicals Holdings
      Warrants*......................    1,075          37,625
    Uniroyal Technology Corp.
      Warrants*......................    2,500           3,125
                                                  ------------
                                                        40,750
                                                  ------------
CLOTHING & APPAREL -- 0.0%
    Hosiery Corp. of America,
      Inc.*..........................      400           2,200
                                                  ------------
ENVIRONMENTAL SERVICES -- 0.0%
    ICF Kaiser International, Inc.
      Warrants*......................    1,200             600
                                                  ------------
HEALTHCARE SERVICES -- 0.0%
    Icon Health & Fitness Warrants
      144A*..........................      250          15,031
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Bar Technologies, Inc. Warrants
      144A*..........................      300          18,000
                                                  ------------
PRINTING & PUBLISHING -- 0.1%
    Affiliated Newspaper Investments,
      Inc.*..........................    1,000          60,000
                                                  ------------
RETAIL & MERCHANDISING -- 0.0%
    Grand Union Co.*.................    7,069          34,907
                                                  ------------
TELECOMMUNICATIONS -- 0.1%
    Cellular Communications
      International, Inc.
      Warrants*......................    1,100          22,000
    CS Wireless Systems, Inc.
      144A*..........................      137               0
    Park Communications, Inc.
      Warrants*......................    4,500          90,000
    Pegasus Media & Communications,
      Inc. 144A*.....................       50          15,000
    Wireless One, Inc. Warrants*.....    1,500           1,500
                                                  ------------
                                                       128,500
                                                  ------------
TOTAL COMMON STOCK
    (COST $418,079)..................                  324,588
                                                  ------------

                                       SHARES        VALUE
                                       -------    ------------
PREFERRED STOCK -- 2.0%
BROADCASTING -- 0.4%
    Chancellor Broadcasting Co.
      12.25% [PIK]...................    7,500    $    840,000
                                                  ------------
PRINTING & PUBLISHING -- 0.9%
    K-III Communications Corp. Cl-B
      11.625% [PIK]..................    8,709         886,172
    K-III Communications Corp. Cl-C
      10.00% [CVT]...................   10,750       1,056,188
                                                  ------------
                                                     1,942,360
                                                  ------------
TELECOMMUNICATIONS -- 0.1%
    Panamsat Corp.
      12.75%.........................      225         275,419
                                                  ------------
UTILITIES -- 0.6%
    El Paso Electric Co.
      11.40% [PIK]...................   10,300       1,147,163
                                                  ------------
TOTAL PREFERRED STOCK
    (COST $3,702,173)................                4,204,942
                                                  ------------
SHORT TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund...      238             238
    Temporary Investment Fund........      238             238
                                                  ------------
    (COST $476)......................                      476
                                                  ------------
TOTAL INVESTMENTS -- 98.2%
  (COST $192,728,477)................              201,637,677
OTHER ASSETS LESS
  LIABILITIES -- 1.8%................                3,623,899
                                                  ------------
NET ASSETS -- 100.0%.................             $205,261,576
                                                  ============

--------------------------------------------------------------------------------

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 9.5% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  ------------
COMMON STOCK -- 48.9%
ADVERTISING -- 0.1%
    Omnicom Group, Inc. ................   1,500  $     68,625
                                                   -----------
AEROSPACE -- 0.9%
    Boeing Co. .........................   3,184       338,697
    Lockheed Martin Corp. ..............   1,500       137,250
    McDonnell Douglas Corp. ............   2,000       128,000
    Northrop Grumman Corp. .............     800        66,200
    Raytheon Co. .......................   1,800        86,625
    Rockwell International Corp.*.......   2,400       146,100
    United Technologies Corp. ..........   2,800       184,800
                                                   -----------
                                                     1,087,672
                                                   -----------
AIRLINES -- 0.2%
    Alaska Air Group, Inc.*.............   2,700        56,700
    AMR Corp.*..........................   1,600       141,000
                                                   -----------
                                                       197,700
                                                   -----------
AUTOMOBILE MANUFACTURERS -- 0.7%
    Ford Motor Co. .....................  11,100       353,812
    General Motors Corp. ...............   6,400       356,800
    Honda Motor Co. Ltd. [ADR] .........   3,200       181,200
                                                   -----------
                                                       891,812
                                                   -----------
AUTOMOTIVE PARTS -- 0.3%
    Arvin Industries, Inc. .............   1,300        32,175
    Echlin, Inc. .......................   3,100        98,037
    Genuine Parts Co. ..................   2,400       106,800
    Goodyear Tire & Rubber Co. .........   1,200        61,650
    TRW, Inc. ..........................   2,200       108,900
                                                   -----------
                                                       407,562
                                                   -----------
BEVERAGES -- 1.5%
    Anheuser-Busch Companies, Inc. .....   5,400       216,000
    Cadbury Schweppes PLC [ADR] ........   3,473       118,516
    Coca-Cola Co. ......................  19,100     1,005,137
    Coca-Cola Enterprises, Inc. ........   2,300       111,550
    Pepsico, Inc. ......................  12,000       351,000
                                                   -----------
                                                     1,802,203
                                                   -----------
BROADCASTING -- 0.3%
    Chris-Craft Industries, Inc.*.......   1,300        54,437
    TCA Cable TV, Inc. .................   1,600        48,200
    U.S. West, Inc.*....................   6,500       120,250
    Viacom, Inc. Cl-B*..................   4,000       139,500
                                                   -----------
                                                       362,387
                                                   -----------
BUILDING MATERIALS -- 0.1%
    Calmat Co. .........................   1,700        31,875
    Masco Corp. ........................   3,600       129,600
                                                   -----------
                                                       161,475
                                                   -----------
BUSINESS SERVICES -- 0.2%
    Cognizant Corp. ....................   1,500        49,500
    Equifax, Inc. ......................   3,900       119,437
    Flightsafety International, Inc. ...   1,600        76,600
    Olsten Corp. .......................   2,000        30,250
                                                   -----------
                                                       275,787
                                                   -----------
                                          SHARES     VALUE
                                          ------  ------------

CHEMICALS -- 1.7%
    Akzo-Nobel NV [ADR].................   1,000        67,500
    Cabot Corp. ........................   2,300  $     57,787
    Crompton & Knowles Corp. ...........   3,800        73,150
    Dow Chemical Co. ...................   2,600       203,775
    Dupont, (E.I.) de Nemours & Co. ....   4,900       462,437
    FMC Corp.*..........................   1,200        84,150
    Great Lakes Chemical Corp. .........   1,300        60,775
    Hanna, (M.A.) Co. ..................   2,100        45,937
    IMC Global, Inc. ...................   2,000        78,250
    Loctite Corp. ......................   1,200        73,050
    Lubrizol Corp. .....................   2,200        68,200
    Millennium Chemicals, Inc.*.........     192         3,407
    Monsanto Co. .......................   5,000       194,375
    Morton International, Inc. .........   2,800       114,100
    Olin Corp. .........................   1,200        45,150
    PPG Industries, Inc. ...............   2,800       157,150
    Rohm & Haas Co. ....................   1,300       106,112
    Witco Corp. ........................   3,400       103,700
                                                   -----------
                                                     1,999,005
                                                   -----------
CLOTHING & APPAREL -- 0.4%
    Cintas Corp. .......................   1,800       105,750
    Jones Apparel Group, Inc.*..........   3,400       127,075
    Nike, Inc. Cl-B ....................   2,400       143,400
    Springs Industries, Inc. Cl-A ......   2,000        86,000
                                                   -----------
                                                       462,225
                                                   -----------
COMPUTER HARDWARE -- 1.5%
    Bay Networks, Inc.*.................   1,900        39,662
    Compaq Computer Corp.*..............   2,100       155,925
    Dell Computer Corp.*................   2,600       138,125
    Digital Equipment Corp.*............   1,400        50,925
    Hewlett-Packard Co. ................   7,200       361,800
    International Business Machines
      Corp. ............................   3,900       588,900
    Seagate Technology, Inc.*...........   3,600       142,200
    Stratus Computer, Inc.*.............   1,100        29,975
    Sun Microsystems, Inc.*.............   3,200        82,200
    3Com Corp.*.........................   2,148       157,610
                                                   -----------
                                                     1,747,322
                                                   -----------
COMPUTER SERVICES & SOFTWARE -- 2.0%
    America Online, Inc.*...............   1,900        63,175
    Automatic Data Processing, Inc. ....   3,300       141,487
    BMC Software, Inc.*.................   3,400       140,675
    Cadence Design Systems, Inc.*.......   1,550        61,612
    Ceridian Corp.*.....................   1,500        60,750
    Cisco Systems, Inc.*................   4,600       292,675
    Computer Associates International,
      Inc. .............................   3,175       157,956
    First Data Corp. ...................   4,100       149,650
    Informix Corp.*.....................   5,600       114,100
    Microsoft Corp.*....................   7,400       611,425
    Novell, Inc.*.......................   2,900        27,459
    Oracle Corp.*.......................   5,600       233,800
    Parametric Technology Corp.*........   2,400       123,300
    Paychex, Inc. ......................   2,400       123,450

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  ------------
Storage Technology Corp.*...............   1,200  $     57,150
    Structural Dynamics Research
      Corp.*............................   1,300        26,000
                                                   -----------
                                                     2,384,664
                                                   -----------
CONGLOMERATES -- 0.9%
    Hanson PLC [ADR]....................   2,700        18,225
    Minnesota Mining & Manufacturing
      Co. ..............................   4,100       339,787
    Philip Morris Companies, Inc. ......   6,400       720,800
                                                   -----------
                                                     1,078,812
                                                   -----------
CONSTRUCTION -- 0.0%
    Granite Construction, Inc. .........   1,100        20,900
    Jacobs Engineering Group, Inc.*.....   1,000        23,625
                                                   -----------
                                                        44,525
                                                   -----------
CONSUMER PRODUCTS & SERVICES -- 1.1%
    A.C. Nielson Corp.*.................       1            15
    American Brands, Inc. ..............   2,400       119,100
    Colgate-Palmolive Co. ..............   2,000       184,500
    Cross, (A.T.) Co. Cl-A .............   1,400        16,275
    CUC International, Inc.*............   2,700        64,125
    Eastman Kodak Co. ..................   3,000       240,750
    National Presto Industries, Inc. ...     800        29,900
    Pittston Brink Group ...............   1,300        35,100
    Procter & Gamble Co. ...............   5,700       612,750
    Tambrands, Inc. ....................   1,500        61,312
                                                   -----------
                                                     1,363,827
                                                   -----------
CONTAINERS & PACKAGING -- 0.2%
    Bemis Co., Inc. ....................   2,700        99,563
    Sealed Air Corp.*...................   2,700       112,387
                                                   -----------
                                                       211,950
                                                   -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.2%
    Altera Corp.*.......................   1,400       101,762
    Applied Materials, Inc.*............   1,100        39,531
    Arrow Electronics, Inc.*............     900        48,150
    Diebold, Inc. ......................   1,800       113,175
    Emerson Electric Co. ...............   2,000       193,500
    General Electric Co. ...............  13,000     1,285,375
    Hitachi Ltd. [ADR]..................   1,600       148,000
    Honeywell, Inc. ....................   1,500        98,625
    Hubbell, Inc. Cl-B .................   2,000        86,500
    Molex, Inc. ........................   2,800       109,550
    Philips Electronics NV [ADR]........   3,600       144,000
    Solectron Corp.*....................   1,500        80,062
    Sundstrand Corp. ...................   2,200        93,500
    Symbol Technologies, Inc.*..........     700        30,975
    Tandy Corp. ........................     600        26,400
    Teleflex, Inc. .....................     900        46,912
    Varian Associates, Inc. ............     700        35,612
                                                   -----------
                                                     2,681,629
                                                   -----------
ENTERTAINMENT & LEISURE -- 0.8%
    Brunswick Corp. ....................   2,000        48,000
    Callaway Golf Co. ..................   1,900        54,625
    Circus Circus Enterprises*..........   2,700        92,812
    Harley-Davidson, Inc. ..............   1,900        89,300
    Mattel, Inc. .......................   1,900        52,725
    Mirage Resorts, Inc.*...............   3,800        82,175
                                          SHARES     VALUE
                                          ------  ------------
    President Casinos, Inc. Warrants*...     883  $        221
    Time Warner, Inc. ..................   5,500       206,250
    Walt Disney Co. ....................   5,464       380,431
                                                   -----------
                                                     1,006,539
                                                   -----------
ENVIRONMENTAL SERVICES -- 0.3%
    Browning-Ferris Industries, Inc. ...   3,100        81,375
    USA Waste Services, Inc.*...........   2,600        82,875
    WMX Technologies, Inc...............   4,500       146,812
                                                   -----------
                                                       311,062
                                                   -----------
FINANCIAL-BANK & TRUST -- 4.0%
    Australia and New Zealand Banking
      Group Ltd. [ADR]..................   3,600       112,050
    Banc One Corp. .....................   4,300       184,900
    Banco Bilbao Vizcaya [ADR]..........   3,000       160,125
    Banco Frances del Rio de la Plata SA
      [ADR].............................   5,060       139,150
    Bancorp Hawaii, Inc. ...............   1,500        63,000
    Chase Manhattan Corp. ..............   3,956       353,072
    Citicorp ...........................   4,300       442,900
    City National Corp. ................   1,800        38,925
    CoreStates Financial Corp. .........   2,900       150,437
    Crestar Financial Corp. ............   1,300        96,687
    Fifth Third Bancorp ................   2,100       131,906
    First Bank System, Inc. ............   2,000       136,500
    First Chicago NBD Corp. ............   3,400       182,750
    First Security Corp. ...............   3,150       106,313
    First Tennessee National Corp. .....   3,200       120,000
    First Union Corp. ..................   2,500       185,000
    Fleet Financial Group, Inc. ........   2,900       144,637
    Keycorp ............................   3,000       151,500
    Mellon Bank Corp. ..................   2,200       156,200
    Mercantile Bancorporation, Inc. ....   1,400        71,925
    Mercantile Bankshares Corp. ........   1,800        57,600
    Morgan, (J.P.) & Co., Inc. .........   2,000       195,250
    NationsBank Corp. ..................   2,900       283,475
    Northern Trust Corp. ...............   3,800       137,750
    Norwest Corp. ......................   4,000       174,000
    PNC Bank Corp. .....................   4,820       181,352
    Southtrust Corp. ...................   3,000       104,625
    State Street Boston Corp. ..........   1,800       116,100
    U.S. Bancorp .......................   2,852       128,162
    Wells Fargo & Co. ..................     900       242,775
                                                   -----------
                                                     4,749,066
                                                   -----------
FINANCIAL SERVICES -- 1.6%
    American Express Co. ...............   3,900       220,350
    Bear Stearns Companies, Inc. .......   2,300        64,112
    Charles Schwab Corp. ...............   3,200       102,400
    Comdisco, Inc. .....................   1,900        60,325
    Dean Witter Discover & Co. .........   2,000       132,500
    Echelon International Corp.*........     147         2,292
    Edwards (A.G.), Inc. ...............   1,500        50,437
    Federal Home Loan Mtge. Corp. ......   1,700       187,212
    Federal National Mtge. Assoc. ......   6,000       223,500
    Franklin Resources, Inc. ...........   1,900       129,912
    Green Tree Financial Corp. .........   2,500        96,562

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  ------------
    Grupo Financiero Bancomer
      [ADR] 144A*.......................   1,400  $     11,200
    H & R Block, Inc. ..................   1,500        43,500
    Household International, Inc. ......   1,600       147,600
    Merrill Lynch & Co., Inc. ..........   1,300       105,950
    Morgan Stanley Group, Inc. .........     900        51,412
    Paine Webber Group, Inc. ...........   2,400        67,500
    Salomon, Inc. ......................   1,400        65,975
    SunAmerica, Inc. ...................   2,400       106,500
                                                   -----------
                                                     1,869,239
                                                   -----------
FOOD -- 1.5%
    Archer-Daniels-Midland Co. .........   7,412       163,064
    Conagra, Inc. ......................   2,900       144,275
    CPC International, Inc. ............   1,800       139,500
    Dole Food Co. ......................   1,700        57,587
    Earthgrains Co. ....................     148         7,732
    General Mills, Inc. ................   2,000       126,750
    Grand Metropolitan PLC [ADR]........   2,800        88,550
    Heinz, (H.J.) Co. ..................   3,750       134,062
    IBP, Inc. ..........................   2,400        58,200
    Kellogg Co. ........................   2,400       157,500
    McCormick & Co., Inc. ..............   2,600        61,262
    Ralston Purina Group ...............   1,800       132,075
    Sara Lee Corp. .....................   5,500       204,875
    Smucker, (J.M.) Co. ................   1,600        28,200
    Unilever PLC [ADR]..................   1,100       192,775
    Universal Corp. ....................   1,000        32,125
    Universal Foods Corp. ..............   1,300        45,825
                                                   -----------
                                                     1,774,357
                                                   -----------
FURNITURE -- 0.1%
    Legget & Platt, Inc. ...............   2,000        69,250
                                                   -----------
HEALTHCARE SERVICES -- 0.6%
    Apria Healthcare Group, Inc.*.......   2,000        37,500
    Columbia-HCA Healthcare Corp........   6,096       248,412
    Healthsouth Corp.*..................   3,400       131,325
    Pacificare Health Systems, Inc.
      Cl-A*.............................     400        32,500
    Pacificare Health Systems, Inc.
      Cl-B*.............................   1,000        85,250
    United Healthcare Corp..............   2,100        94,500
    Vencor, Inc.*.......................   2,200        69,575
                                                   -----------
                                                       699,062
                                                   -----------
HOTELS & MOTELS -- 0.2%
    HFS, Inc.*..........................   2,400       143,400
    ITT Corp.*..........................     900        39,037
                                                   -----------
                                                       182,437
                                                   -----------
INDUSTRIAL PRODUCTS -- 0.4%
    Corning, Inc. ......................   2,600       120,250
    Dexter Corp. .......................   1,500        47,812
    Harsco Corp. .......................   1,000        68,500
    Measurex Corp.......................   1,300        31,200
    Pall Corp. .........................   2,900        73,950
    Tomkins PLC [ADR]...................   6,000       111,000
                                                   -----------
                                                       452,712
                                                   -----------
                                          SHARES     VALUE
                                          ------  ------------
INSURANCE -- 1.8%
    Aetna, Inc. ........................   2,102  $    168,160
    AFLAC, Inc. ........................   2,550       109,012
    American Financial Group, Inc. .....   1,700        64,175
    American General Corp. .............   3,600       147,150
    American International Group,
      Inc. .............................   4,100       443,825
    Chubb Corp. ........................   2,600       139,750
    CIGNA Corp. ........................   1,100       150,288
    General Re Corp. ...................   1,100       173,525
    Hartford Steam Boiler Inspection &
      Insurance Co. ....................   1,100        51,013
    Loews Corp. ........................   1,700       160,225
    Progressive Corp. ..................   1,300        87,588
    Selective Insurance Group ..........   1,000        38,000
    Torchmark Corp. ....................   1,800        90,900
    Transatlantic Holdings, Inc. .......     700        56,350
    Travelers Group, Inc. ..............   4,700       213,258
    UNUM Corp. .........................   1,700       122,825
                                                   -----------
                                                     2,216,044
                                                   -----------
MACHINERY & EQUIPMENT -- 1.0%
    AlliedSignal, Inc. .................   2,900       194,300
    Black & Decker Corp. ...............   1,800        54,225
    Caterpillar, Inc. ..................   2,400       180,600
    Danaher Corp. ......................   1,100        51,288
    Deere & Co. ........................   3,300       134,063
    Duriron Co., Inc. ..................   2,900        78,663
    Federal Signal Corp. ...............   1,700        43,988
    Gencorp, Inc. ......................   2,800        50,750
    Illinois Tool Works, Inc. ..........   1,800       143,775
    Sequa Corp. Cl-A*...................     700        27,475
    Tecumseh Products Co. Cl-A .........   1,400        80,325
    Thermo Electron Corp.*..............   4,050       167,063
                                                   -----------
                                                     1,206,515
                                                   -----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.5%
    Baxter International, Inc. .........   2,400        98,400
    Becton Dickinson & Co. .............   2,700       117,113
    Boston Scientific Corp.*............   1,700       102,000
    Guidant Corp. ......................     500        28,500
    Medtronic, Inc. ....................   2,000       136,000
    Stryker Corp........................   3,400       101,575
                                                   -----------
                                                       583,588
                                                   -----------
METALS & MINING -- 0.5%
    Aluminum Co. of America ............   2,700       172,125
    Barrick Gold Corp. .................   4,700       135,125
    Brush Wellman, Inc. ................   1,300        21,288
    Carpenter Technology Corp. .........   2,600        95,225
    Nucor Corp. ........................   1,600        81,600
    Placer Dome, Inc. ..................   4,700       102,225
                                                   -----------
                                                       607,588
                                                   -----------
MISCELLANEOUS -- 0.1%
    Imperial Tobacco Group PLC [ADR]*...     675         8,710
    International Flavors & Fragrances,
      Inc. .............................   2,600       117,000
                                                   -----------
                                                       125,710
                                                   -----------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  ------------
OFFICE EQUIPMENT -- 0.5%
    Alco Standard Corp. ................   2,300  $    118,738
    Pitney Bowes, Inc. .................   1,900       103,550
    Standard Register Co. ..............   1,100        35,750
    Staples, Inc.*......................   2,900        52,381
    Viking Office Products, Inc.*.......   2,100        56,044
    Wallace Computer Service, Inc.......   3,000       103,500
    Xerox Corp. ........................   2,600       136,825
                                                   -----------
                                                       606,788
                                                   -----------
OIL & GAS -- 5.4%
    Amerada Hess Corp. .................   4,700       272,013
    Atlantic Richfield Co. .............   1,800       238,500
    BJ Services Co.*....................   3,300       168,300
    British Petroleum Co. PLC [ADR].....   1,100       155,513
    Chevron Corp........................   5,100       331,500
    El Paso Natural Gas Co. ............   1,400        70,700
    Enron Corp. ........................   3,800       163,875
    Ensco International, Inc.*..........   2,100       101,850
    Ente Nazionale Idrocarbure SPA
      [ADR].............................   3,500       180,688
    Exxon Corp. ........................  10,000       980,000
    Global Marine, Inc.* ...............   4,200        86,625
    Halliburton Co. ....................     800        48,200
    Helmerich & Payne, Inc. ............     900        46,913
    MCN Corp. ..........................   2,400        69,300
    Mobil Corp. ........................   3,400       415,650
    Murphy Oil Corp. ...................   1,200        66,750
    National Fuel Gas Co. ..............   1,600        66,000
    Noble Affiliates, Inc. .............   2,600       124,475
    Occidental Petroleum Corp. .........   5,500       128,563
    Phillips Petroleum Co. .............   4,000       177,000
    Ranger Oil Ltd. ....................   5,400        53,325
    Repsol SA [ADR] ....................   3,000       114,375
    Royal Dutch Petroleum Co. [ADR].....   4,600       785,450
    Schlumberger Ltd. ..................   1,700       169,788
    Shell Transport & Trading Co.
      [ADR].............................   1,400       143,325
    Societe Nationale Elf Aquitaine SA
      [ADR].............................   2,000        90,500
    Sonat, Inc. ........................   2,100       108,150
    Texaco, Inc. .......................   2,800       274,750
    Tidewater, Inc. ....................   3,100       140,275
    Tosco Corp..........................   1,000        79,125
    Total SA [ADR]......................   3,000       120,750
    Union Pacific Resources Group,
      Inc. .............................   4,609       134,813
    Unocal Corp. .......................   3,000       121,875
    USX Marathon Group..................   4,500       107,438
    Valero Energy Corp. ................   3,000        85,875
    Washington Gas Light Co. ...........   2,200        49,775
                                                   -----------
                                                     6,472,004
                                                   -----------
PAPER & FOREST PRODUCTS -- 0.6%
    Georgia Pacific Corp. ..............   1,500       108,000
    Glatfelter, (P.H.) Co. .............   2,600        46,800
    International Paper Co. ............   3,800       153,425
    Kimberly-Clark Corp. ...............   2,700       257,175
    Wausau Paper Mills Co. .............   1,900        35,150
    Weyerhaeuser Co. ...................   3,200       151,600
                                                   -----------
                                                       752,150
                                                   -----------
                                          SHARES     VALUE
                                          ------  ------------
PERSONAL SERVICES -- 0.1%
    Service Corp. International.........   3,800  $    106,400
                                                   -----------
PHARMACEUTICALS -- 3.5%
    Abbott Laboratories.................   5,900       299,425
    American Home Products Corp. .......   4,900       287,263
    Amgen, Inc.*........................   2,300       125,063
    Bristol-Meyers Squibb Co. ..........   3,700       402,375
    Cardinal Health, Inc. ..............   2,400       139,800
    Carter-Wallace, Inc. ...............   3,900        60,938
    Centocor, Inc.*.....................   1,200        42,900
    Genzyme Corp.*......................   2,100        45,675
    Glaxo Wellcome PLC [ADR]............   4,500       142,875
    Ivax Corp...........................   2,200        22,550
    Johnson & Johnson Co. ..............  10,200       507,450
    Lilly, (Eli) & Co. .................   3,900       284,700
    McKesson Corp. .....................   1,300        72,800
    Merck & Co., Inc. ..................   9,300       737,025
    Perrigo Co.* .......................   3,600        32,850
    Pfizer, Inc. .......................   4,400       364,650
    Pharmacia & Upjohn, Inc.............   4,300       170,388
    Scherer, (R.P.) Corp.*..............   1,000        50,250
    Schering-Plough Corp. ..............   2,800       181,300
    Warner-Lambert Co. .................   3,000       225,000
    Watson Pharmaceuticals, Inc.*.......   1,500        67,406
                                                   -----------
                                                     4,262,683
                                                   -----------
PRINTING & PUBLISHING -- 0.4%
    Banta Corp. ........................   2,900        66,338
    Belo, (A.H.) Corp. Cl-A.............   1,300        45,338
    Dun & Bradstreet Corp. .............   1,500        35,625
    Gannett Co., Inc. ..................   2,200       164,725
    McGraw-Hill Co., Inc. ..............   2,400       110,700
                                                   -----------
                                                       422,726
                                                   -----------
RAILROADS -- 0.5%
    Burlington Northern Santa Fe........   1,300       112,288
    Conrail, Inc. ......................     836        83,287
    CSX Corp. ..........................   2,300        97,175
    Kansas City Southern Industries,
      Inc. .............................   1,800        81,000
    Norfolk Southern Corp. .............     900        78,750
    Union Pacific Corp. ................   1,900       114,238
                                                   -----------
                                                       566,738
                                                   -----------
RESTAURANTS -- 0.4%
    Brinker International, Inc.*........   7,300       116,800
    Cracker Barrel Old Country Store,
      Inc. .............................   2,700        68,513
    Darden Restaurants, Inc. ...........   2,900        25,375
    McDonald's Corp. ...................   4,800       217,200
    Outback Steakhouse, Inc.*...........   1,900        50,825
                                                   -----------
                                                       478,713
                                                   -----------
RETAIL & MERCHANDISING -- 2.1%
    Albertson's, Inc. ..................   4,200       149,625
    Ann Taylor Stores Corp.*............   1,600        28,000
    Bed, Bath & Beyond, Inc.* ..........   2,200        53,350
    Circuit City Stores, Inc. ..........     900        27,113
    Dayton-Hudson Corp. ................   2,400        94,200
    Fastenal Co.........................   1,400        64,050
    Federated Department Stores,
      Inc.* ............................   1,900        64,838

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  ------------
    Gap, Inc............................   2,900  $     87,363
    Home Depot, Inc. ...................   4,500       225,563
    J.C. Penney Co., Inc................   2,800       136,500
    Kohls Corp.*........................   3,100       121,675
    Kroger Co.*.........................   2,200       102,300
    Lands' End, Inc.*...................   1,800        47,700
    May Department Stores Co. ..........   3,300       154,275
    Meyer, (Fred), Inc.*................   1,500        53,250
    Micro Warehouse, Inc.*..............   1,500        17,625
    Payless Shoesource, Inc.*...........     672        25,200
    Petrie Stores Corp.*................   2,700         7,425
    Price Costco, Inc.*.................   3,900        97,988
    Revco D.S., Inc.*...................   2,800       103,600
    Tiffany & Co........................   1,200        43,950
    TJX Companies, Inc..................     900        42,638
    Toys 'R' Us, Inc.*..................   3,820       114,600
    Vons Companies, Inc.*...............   1,600        95,800
    Wal-Mart Stores, Inc. ..............  19,200       439,200
    Walgreen Co. .......................   2,700       108,000
                                                   -----------
                                                     2,505,828
                                                   -----------
SEMI-CONDUCTORS -- 1.3%
    Analog Devices, Inc.*...............   5,650       191,394
    Atmel Corp.*........................   2,000        66,250
    Intel Corp. ........................   6,300       824,906
    Linear Technology Corp. ............   1,900        83,363
    Maxim Integrated Products, Inc.*....   2,000        86,500
    Motorola, Inc. .....................   4,300       263,913
    Xilinx, Inc.*.......................   3,100       114,119
                                                   -----------
                                                     1,630,445
                                                   -----------
TELECOMMUNICATIONS -- 4.2%
    ADC Telecommunications, Inc.*.......   3,400       105,825
    Airtouch Communications, Inc.*......   5,000       126,250
    Ameritech Corp. ....................   3,800       230,375
    AT&T Corp. .........................  12,400       539,400
    Bell Atlantic Corp. ................   4,000       259,000
    BellSouth Corp. ....................   7,100       286,663
    British Telecommunications PLC
      [ADR].............................   2,000       137,250
    Century Telephone Enterprises,
      Inc. .............................   2,800        86,450
    Cia de Telecomunicaciones de Chile
      SA [ADR] .........................     400        40,450
    Comcast Corp. Cl-A..................   5,700       101,531
    GTE Corp. ..........................   7,200       327,600
    Hong Kong Telecommunications Ltd.
      [ADR].............................   9,245       150,231
    Lucent Technologies, Inc. ..........   4,676       216,265
    MCI Communications Corp. ...........   6,700       219,006
    Nextel Communications, Inc. Cl-A*...   3,600        47,025
    Nokia Corp. Cl-A [ADR]..............   1,800       103,725
    Northern Telecom Ltd. ..............   3,400       210,375
    NYNEX Corp. ........................   3,200       154,000
    Pacific Telesis Group ..............   4,300       158,025
    SBC Communications, Inc.............   4,500       232,875
    Southern New England
      Telecommunications Corp...........   2,400        93,300
                                          SHARES     VALUE
                                          ------  ------------
    Sprint Corp.........................   3,300  $    131,588
    Telebras SA [ADR]...................   3,300       252,450
    Telefonaktiebolaget LM Ericsson
      [ADR] ............................   4,800       144,900
    Telefonica de Espana [ADR]..........   1,600       110,800
    Telefonos de Mexico SA Cl-L [ADR]...   1,800        59,400
    Telephone & Data Systems, Inc. .....   2,000        72,500
    Tellabs, Inc.*......................   2,000        75,250
    U.S. Robotics Corp.*................   1,600       115,200
    U.S. West Communications Group......   3,100        99,975
    Vodafone Group PLC [ADR]............   2,000        82,750
    Worldcom, Inc.*.....................   3,100        80,794
    360 Communications Co.*.............   2,300        53,188
                                                   -----------
                                                     5,104,416
                                                   -----------
TRANSPORTATION -- 0.0%
    Alexander & Baldwin, Inc. ..........   1,800        45,000
                                                   -----------
UTILITIES -- 2.2%
    Allegheny Power System, Inc. .......   2,700        82,013
    American Water Works Co., Inc.......   1,200        24,750
    Calenergy, Inc.* ...................   2,400        80,700
    CMS Energy Corp. ...................   2,800        94,150
    Duke Power Co.......................   3,100       143,375
    Edison International, Inc...........   7,800       155,025
    Empresa Nacional de Electridad SA
      [ADR].............................   1,900       133,000
    Empresa Nacional Electridad SA
      [ADR].............................   2,000        31,000
    Entergy Corp. ......................   4,800       133,200
    Florida Progress Corp. .............   2,200        70,950
    FPL Group, Inc. ....................   3,100       142,600
    Idaho Power Co. ....................   2,600        80,925
    Illinova Corp. .....................   2,700        74,250
    IPALCO Enterprises, Inc. ...........   2,400        65,400
    Midamerican Energy Co. .............   3,800        60,325
    New York State Electric & Gas
      Corp. ............................   3,400        73,525
    Niagara Mohawk Power Corp. .........   9,200        90,850
    NIPSCO Industries, Inc. ............   2,300        91,138
    Pacific Gas & Electric Co. .........   6,800       142,800
    Portland General Corp. .............   2,700       113,400
    Potomac Electric Power Co. .........   3,200        82,400
    Public Service Co. of New Mexico ...   1,000        19,625
    Scana Corp..........................   2,700        72,225
    Southern Co. .......................   8,700       196,838
    Southwestern Public Service Co. ....   2,100        74,288
    Teco Energy, Inc. ..................   3,100        74,788
    Texas Utilities Co..................   3,700       150,775
    Unicom Corp. .......................   4,200       113,925
                                                   -----------
                                                     2,668,240
                                                   -----------
TOTAL COMMON STOCK
  (COST $49,680,204)....................            58,704,482
                                                   -----------
FOREIGN STOCK -- 10.9%
AEROSPACE -- 0.1%
    Mitsubishi Heavy Industries
      Ltd. -- (JPY).....................  17,000       135,236
                                                   -----------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  ------------
AIRLINES -- 0.2%
    KLM Royal Dutch Airlines
      NV -- (NLG).......................   3,000  $     84,532
    Singapore Airlines Ltd. -- (SGD)....  15,000       136,208
                                                   -----------
                                                       220,740
                                                   -----------
AUTOMOBILE MANUFACTURERS -- 0.2%
    Man AG -- (DEM).....................   1,000       241,705
                                                   -----------
AUTOMOTIVE PARTS -- 0.2%
    Bridgestone Corp. -- (JPY)..........  15,000       285,344
                                                   -----------
BEVERAGES -- 0.3%
    Lion Nathan Ltd. -- (NZD)...........  50,000       119,830
    Louis Vuitton Moet
      Hennessy -- (FRF).................     660       184,611
                                                   -----------
                                                       304,441
                                                   -----------
BUILDING MATERIALS -- 0.2%
    Holderbank Financiere Glarus AG --
      (CHF).............................     200       142,868
    Malayan Cement BHD -- (MYR).........  41,000        94,167
                                                   -----------
                                                       237,035
                                                   -----------
CHEMICALS -- 0.5%
    AKZO Nobel NV -- (NLG)..............     400        54,731
    BASF AG -- (DEM)....................   5,600       214,964
    Bayer AG -- (DEM)...................   3,200       130,020
    L'Air Liquide -- (FRF)..............     660       103,199
    Sumitomo Chemical Co. -- (JPY)......  26,000       103,191
                                                   -----------
                                                       606,105
                                                   -----------
CLOTHING & APPAREL -- 0.2%
    Benetton Group SPA -- (ITL).........   4,000        50,367
    Kuraray Co. Ltd. -- (JPY)...........  16,000       148,033
                                                   -----------
                                                       198,400
                                                   -----------
COMPUTER SERVICES & SOFTWARE -- 0.2%
    Getronics NV -- (NLG)...............   7,268       197,628
                                                   -----------
CONGLOMERATES -- 0.9%
    Cycle & Carriage Ltd. -- (SGD)......  15,000       183,398
    GKN PLC -- (GBP)....................   6,000       102,874
    Hutchison Whampoa Ltd. -- (HKD).....  56,000       439,847
    Sime Darby BHD -- (MYR).............  50,000       197,006
    United Engineers Ltd. -- (MYR)......  15,000       135,429
    Valmet Corp. -- (FIM)...............   4,000        70,573
                                                   -----------
                                                     1,129,127
                                                   -----------
CONSTRUCTION -- 0.2%
    Matsushita Electric
      Works -- (JPY)....................  15,000       129,313
    Societe Technip -- (FRF)............   1,700       159,817
                                                   -----------
                                                       289,130
                                                   -----------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Kao Corp. -- (JPY)..................  17,000       198,444
    Orkla AS Cl-A -- (NOK)..............   1,000        69,963
                                                   -----------
                                                       268,407
                                                   -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.3%
    Mitsubishi Electric
      Corp. -- (JPY)....................  17,000       101,427
    Sharp Corp. -- (JPY)................   9,000       128,405
    Siemans AG -- (DEM).................   2,000        92,934
                                                   -----------
                                                       322,766
                                                   -----------
                                          SHARES     VALUE
                                          ------  ------------

FINANCIAL-BANK & TRUST -- 2.5%
    Abbey National PLC -- (GBP).........  18,000  $    235,860
    ABN AMRO Holding NV -- (NLG)........   2,000       130,334
    Banca Commerciale Italia
      NA -- (ITL).......................  30,000        54,331
    Bank of Scotland -- (GBP)...........  20,208       106,782
    Bankgesellschaft Berlin
      AG -- (DEM).......................   5,450        99,284
    Barclays PLC -- (GBP)...............  15,191       260,330
    DCB Holdings BHD -- (MYR)...........  33,000       113,036
    Deutsche Bank AG -- (DEM)...........   2,600       121,457
    Developmental Bank of Singapore Ltd.
      Cl-F -- (SGD).....................   7,000        94,595
    HSBC Holdings PLC -- (GBP)..........  18,000       402,658
    ING Groep NV -- (NLG)...............  10,153       366,139
    Kredietbank NV -- (BEF).............     300        98,531
    Oversea-Chinese Banking Corp.
      Ltd. -- (SGD).....................  10,000       124,410
    Schweizerischer
      Bankverein -- (CHF)...............   1,200       228,200
    Societe Generale -- (BEF)...........   1,000        78,636
    Svenska Handlesbanken
      Cl-A -- (SEK).....................   5,000       144,290
    Toronto Dominion Bank -- (CAD)......   4,100       105,397
    Union Bank of Switzerland Cl-B --
      (CHF).............................     200       175,297
    Westpac Banking Corp.
      Ltd. -- (AUD).....................  10,000        56,956
                                                   -----------
                                                     2,996,523
                                                   -----------
FINANCIAL SERVICES -- 0.2%
    Gemina SPA -- (ITL)*................  50,000        24,475
    Mediobanca -- (ITL).................   7,000        37,595
    Societe Generale -- (FRF)...........   1,212       131,253
                                                   -----------
                                                       193,323
                                                   -----------
FOOD -- 0.6%
    CSM NV -- (NLG).....................   2,400       133,581
    Danisco AS -- (DKK).................   3,000       182,796
    Eridania Beghin-Say SA -- (FRF).....   1,300       209,544
    Huhtamaki Group -- (FIM)............   1,500        69,919
    Nestle SA -- (CHF)..................     150       161,063
                                                   -----------
                                                       756,903
                                                   -----------
INSURANCE -- 0.3%
    AXA SA -- (FRF).....................   2,900       184,738
    CKAG Colonia Konzern AG -- (DEM)....   1,500       125,211
                                                   -----------
                                                       309,949
                                                   -----------
MACHINERY & EQUIPMENT -- 0.2%
    ABB AG -- (CHF).....................      80        99,529
    SIG Holding AG -- (CHF).............      70       177,314
                                                   -----------
                                                       276,843
                                                   -----------
METALS & MINING -- 0.1%
    CRA Ltd. -- (AUD)...................   6,000        94,265
    Lonrho PLC -- (GBP).................  22,000        46,915
                                                   -----------
                                                       141,180
                                                   -----------
OFFICE EQUIPMENT -- 0.2%
    Canon, Inc. -- (JPY)................   6,000       132,815
    Ricoh Corp. Ltd. -- (JPY)...........  13,000       149,503
                                                   -----------
                                                       282,318
                                                   -----------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  ------------
OIL & GAS -- 0.1%
    Societe Nationale Elf Aquitaine
      SA -- (FRF).......................   1,100  $    100,290
                                                   -----------
PAPER & FOREST PRODUCTS -- 0.1%
    Bobst SA -- (CHF)...................      60        81,148
    Kimberly-Clark de Mexico SA Cl-A --
      (MXP).............................   2,000        39,507
                                                   -----------
                                                       120,655
                                                   -----------
PHARMACEUTICALS -- 0.8%
    Altana AG -- (DEM)..................     110        85,810
    Astra AB Cl-B -- (SEK)..............   5,500       266,420
    Gehe AG -- (DEM)....................   1,250        80,392
    Novartis AG -- (CHF)*...............     160       183,158
    Roussel-Uclaf -- (FRF)..............     500       147,385
    Takeda Chemical
      Industries -- (JPY)...............  10,000       210,117
                                                   -----------
                                                       973,282
                                                   -----------
PRINTING & PUBLISHING -- 0.4%
    Dai Nippon Printing Co.
      Ltd. -- (JPY).....................  12,000       210,636
    Elsevier NV -- (NLG)................  12,000       203,154
    Pearson PLC -- (GBP)................   5,600        71,892
                                                   -----------
                                                       485,682
                                                   -----------
REAL ESTATE -- 0.4%
    Cheung Kong Holdings
      Ltd. -- (HKD).....................  38,000       337,772
    DBS Land Ltd. -- (SGD)..............  25,000        92,056
    Hopewell Holdings Ltd. -- (HKD).....  59,463        38,440
                                                   -----------
                                                       468,268
                                                   -----------
RETAIL & MERCHANDISING -- 0.4%
    Carrefour Supermarche SA -- (FRF)...     150        97,755
    Mauri Co. Ltd. -- (JPY).............   7,000       126,502
    Pinault-Printemps Redoute
      SA -- (FRF).......................     250        99,319
    Tesco PLC -- (GBP)..................  25,443       154,492
                                                   -----------
                                                       478,068
                                                   -----------
TELECOMMUNICATIONS -- 0.5%
    Telecom Corp. of New Zealand Ltd. --
      (NZD).............................  22,000       112,294
    Telecom Italia Mobile
      SPA -- (ITL)......................  75,000       188,730
    Telecom Italia SPA -- (ITL).........  75,000       193,898
    Telekom Malaysia BHD -- (MYR).......  16,000       142,557
                                                   -----------
                                                       637,479
                                                   -----------
TRANSPORTATION -- 0.1%
    BAA PLC -- (GBP)....................  12,000        99,997
                                                   -----------
UTILITIES -- 0.3%
    Electrabel SA -- (BEF)..............     420        99,612
    Hong Kong Electric Holdings Ltd. --
      (HKD).............................  30,000        99,683
    Veba AG -- (DEM)....................   2,500       143,949
                                                   -----------
                                                       343,244
                                                   -----------
TOTAL FOREIGN STOCK
  (COST $11,201,323)....................            13,100,068
                                                   -----------

                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
CORPORATE OBLIGATIONS -- 15.9%
ADVERTISING -- 0.1%
    Outdoor Systems, Inc.
      Sr. Sub. Notes
      9.375%................... 10/15/06  $  150  $    154,875

AEROSPACE -- 0.9%
    BE Aerospace, Inc. Sr. Sub.
      Notes
      9.875%................... 02/01/06  $  150  $    156,938
    Boeing Co. Notes
      6.35%.................... 06/15/03     120       118,500
    K&F Industries, Inc. Sr.
      Sub. Notes
      10.375%.................. 09/01/04     150       158,250
    Raytheon Co. Notes
      6.50%.................... 07/15/05     350       342,125
    Tracor, Inc. Sr. Sub. Notes
      10.875%.................. 08/15/01     150       160,313
    UNC, Inc. Sr. Sub. Notes
      11.00%................... 06/01/06     150       160,500
                                                  ------------
                                                     1,096,626
                                                  ------------
AIRLINES -- 0.0%
    Southwest Airlines Co.
      Debs.
      9.25%.................... 02/15/98      25        25,844
                                                  ------------
AUTOMOBILE MANUFACTURERS  -- 0.0%
    Daimler-Benz Auto Grantor
      Trust
      3.90%.................... 10/15/98      21        21,004
                                                  ------------
AUTOMOTIVE PARTS -- 0.4%
    Hayes Wheels International,
      Inc. Notes
      11.00%................... 07/15/06     150       163,125
    Safelite Glass Corp.
      Sr. Sub. Notes 144A
      9.875%................... 12/15/06     150       154,500
    Speedy Muffler King, Inc.
      Notes
      10.875%.................. 10/01/06     150       160,875
                                                  ------------
                                                       478,500
                                                  ------------
BEVERAGES -- 0.5%
    Anheuser-Busch Companies,
      Inc. Debs.
      7.00%.................... 12/01/25     150       142,500
    Coca-Cola Bottling Group
      Sr. Sub. Notes
      9.00%.................... 11/15/03     100       102,250
    Dr. Pepper Bottling Holding
      Co. Sr. Notes [STEP]
      11.625%.................. 02/15/03     140       123,900
    Texas Bottling Group, Inc.
      Sr. Sub. Notes
      9.00%.................... 11/15/03     100       101,250

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
    TLC Beatrice International
      Holdings Sr. Notes
      11.50%................... 10/01/05  $  150  $    159,375
                                                  ------------
                                                       629,275
                                                  ------------
BROADCASTING -- 0.2%
    Chancellor Broadcasting Co.
      Sr. Sub. Notes
      9.375%................... 10/01/04     175       178,063
    Young Broadcasting Corp.
      Sr. Sub. Notes
      10.125%.................. 02/15/05     100       102,500
                                                  ------------
                                                       280,563
                                                  ------------
BUILDING MATERIALS -- 0.1%
    Building Materials Corp.
      Sr. Notes [STEP]
      6.56%.................... 07/01/04     150       129,750
                                                  ------------
CHEMICALS -- 0.2%
    Agricultural Minerals &
      Chemicals, Inc. Sr. Notes
      10.75%................... 09/30/03     100       106,875
    Scotts Co. Sr. Sub. Notes
      9.875%................... 08/01/04     100       105,125
                                                  ------------
                                                       212,000
                                                  ------------
CLOTHING & APPAREL -- 0.5%
    Dan River, Inc. Sr. Sub.
      Notes
      10.125%.................. 12/15/03     100       101,500
    Dominion Textile USA, Inc.
      Sr. Notes
      9.25%.................... 04/01/06     150       153,375
    Loehmann's Holdings, Inc.
      Sr. Notes
      11.875%.................. 05/15/03     125       131,250
    Pillowtex Corp. Sr. Sub.
      Notes 144A
      10.00%................... 11/15/06     150       156,375
                                                  ------------
                                                       542,500
                                                  ------------
COMPUTER HARDWARE -- 0.1%
    International Business
      Machines Corp. Notes
      6.375%................... 11/01/97     100       100,451
                                                  ------------
CONGLOMERATES -- 0.1%
    Jordan Industries Sr. Notes
      10.375%.................. 08/01/03     125       123,750
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 0.4%
    American Safety Razor Co.
      Sr. Notes
      9.875%................... 08/01/05     150       159,188
    Herff Jones, Inc. Sr. Sub.
      Notes Cl-B
      11.00%................... 08/15/05     125       135,000
    MAFCO, Inc. Sr. Sub. Notes
      11.875%.................. 11/15/02     100       106,000

                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------

    Revlon Worldwide Corp. Sr.
      Disc. Notes [ZCB]
      11.29%................... 03/15/98  $  150  $    129,375
                                                  ------------
                                                       529,563
                                                  ------------
CONTAINERS & PACKAGING -- 0.8%
    Container Corp. of America
      Sr. Notes
      11.25%................... 05/01/04     100       108,500
    Gaylord Container Corp. Sr.
      Sub. Debs.
      12.75%................... 05/15/05     150       165,000
    Owens Illinois, Inc. Debs.
      11.00%................... 12/01/03     150       167,625
    Plastic Containers Sr.
      Notes 144A
      10.00%................... 12/15/06     150       155,250
    Portola Packaging, Inc. Sr.
      Notes
      10.75%................... 10/01/05     150       156,375
    U.S. Can Corp. Sr. Sub.
      Notes 144A
      10.125%.................. 10/15/06     150       157,875
                                                       910,625
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.4%
    Alpine Group, Inc. Sr.
      Notes
      12.25%................... 07/15/03      50        54,875
    Ametek, Inc. Sr. Notes
      9.75%.................... 03/15/04     100       107,125
    Celestica International Sr.
      Sub. Notes 144A
      10.50%................... 12/31/06     150       158,063
    Westinghouse Electric Corp.
      Debs.
      8.875%................... 06/01/01     200       209,250
                                                  ------------
                                                       529,313
                                                  ------------
ENTERTAINMENT & LEISURE -- 0.6%
    Rio Hotel & Casino, Inc.
      Sr. Sub. Notes
      10.625%.................. 07/15/05     150       157,125
    Six Flags Theme Parks Sr.
      Sub. Notes Cl-A [STEP]
      8.44%.................... 06/15/05     150       141,188
    Time Warner Entertainment
      Debs.
      7.25%.................... 09/01/08     100        96,500
    Trump Atlantic City First
      Mtge.
      11.25%................... 05/01/06     125       123,750
    United Artists Theatre Pass
      Through Trust
      9.30%.................... 07/01/15     248       231,204
                                                  ------------
                                                       749,767
                                                  ------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
ENVIRONMENTAL SERVICES -- 0.1%
    Allied Waste North America
      Sr. Sub. Notes 144A
      10.25%................... 12/01/06  $  100  $    105,500
                                                  ------------
EQUIPMENT SERVICES -- 0.1%
    Coinmach Corp. Sr. Notes
      11.75%................... 11/15/05     125       134,688
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.1%
    Airplanes Pass Through
      Trust
      10.875%.................. 03/15/19     150       165,460
    Aristar, Inc. Sr. Notes
      8.875%................... 08/15/98     200       208,000
      7.875%................... 02/15/99     200       206,250
    Banesto Delaware Sub. Notes
      8.25%.................... 07/28/02      50        53,313
    Bank of Nova Scotia Sub.
      Notes
      6.25%.................... 09/15/08      50        46,563
    CoreStates Home Equity
      Trust Cl-A
      6.65%.................... 05/15/09      71        69,990
    Export-Import Bank of Korea
      Notes
      6.50%.................... 05/15/00      40        39,800
    First Federal Financial
      Notes
      11.75%................... 10/01/04     125       122,969
    NationsBank Texas Sr. Notes
      6.75%.................... 08/15/00     150       151,125
    Provident Bank Corp. Sub.
      Notes
      7.125%................... 03/15/03     175       176,969
    U.S. Bancorp Notes
      6.72%.................... 06/01/98     100       101,000
                                                  ------------
                                                     1,341,439
                                                  ------------
FINANCIAL SERVICES -- 2.1%
    Aames Financial Corp. Sr.
      Notes
      9.125%................... 11/01/03     150       153,375
    Advanta Corp. Notes
      7.07%.................... 09/15/97     235       236,727
    Ahmanson, (H.F.) & Co. Sr.
      Notes
      9.875%................... 11/15/99     100       108,125
    Associates Corp. of North
      America Sr. Notes
      8.625%................... 06/15/97      10        10,132
      7.70%.................... 03/15/00      50        51,813
    Chrysler Financial Corp.
      Notes
      8.46%.................... 01/19/00     200       210,500
    Ciesco L.P. Notes
      7.38%.................... 04/19/00     250       255,312
    Commercial Credit Co. Debs.
      8.125%................... 03/01/97       5         5,019
    Enhance Financial Services
      Group Debs.
      6.75%.................... 03/01/03     300       300,000
                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
    Ford Motor Credit Co. Notes
      9.45%.................... 05/20/97  $   50  $     50,720
    General Motors Acceptance
      Corp. Grantor Trust
      6.30%.................... 06/15/99      21        20,969
    General Motors Acceptance
      Corp. Notes
      7.75%.................... 04/15/97      50        50,314
      8.375%................... 05/01/97      10        10,092
    Household Finance Corp. Sr.
      Notes
      6.96%.................... 04/27/98     300       303,750
    Intertek Finance PLC Sr.
      Sub. Notes 144A
      10.25%................... 11/01/06     150       155,625
    Lehman Brothers Holdings
      Notes
      7.625%................... 06/15/97      65        65,497
    Ocwen Financial Corp. Notes
      11.875%.................. 10/01/03     150       162,187
    Salomon, Inc. Sr. Notes
      6.75%.................... 02/15/03     184       179,860
    Smith Barney Holdings Notes
      6.625%................... 06/01/00     200       200,750
                                                  ------------
                                                     2,530,767
                                                  ------------
FOOD -- 0.1%
    Keebler Corp. Sr. Sub.
      Notes
      10.75%................... 07/01/06     150       162,375
                                                  ------------
HOTELS & MOTELS -- 0.1%
    Host Marriott Travel Plaza
      Sr. Notes Cl-B
      9.50%.................... 05/15/05     150       156,750
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.5%
    American Standard Debs.
      11.375%.................. 05/15/04     150       162,000
      9.25%.................... 12/01/16      25        26,188
    Hawk Corp. 144A
      10.25%................... 12/01/03     150       154,500
    International Knife & Saw,
      Inc. Sr. Sub. Notes 144A
      11.375%.................. 11/15/06     150       156,000
    Synthetic Industries Debs.
      12.75%................... 12/01/02     125       137,500
                                                  ------------
                                                       636,188
                                                  ------------
INSURANCE -- 0.1%
    New York Life Insurance
      Notes 144A
      7.50%.................... 12/15/23     100        97,125
                                                  ------------
MACHINERY & EQUIPMENT -- 0.3%
    Mettler-Toledo, Inc. Notes
      9.75%.................... 10/01/06     150       158,250
    Tokheim Corp. Sr. Sub.
      Notes 144A
      11.50%................... 08/01/06     150       159,000
                                                  ------------
                                                       317,250
                                                  ------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
    Dade International, Inc.
      Sr. Sub. Notes
      11.125%.................. 05/01/06  $  125  $    135,312
                                                  -------------
METALS & MINING -- 0.3%
    Freeport-McMoran Resource
      Sr. Notes
      7.00%.................... 02/15/08     150       144,562
    Haynes International, Inc.
      Sr. Notes
      11.625%.................. 09/01/04     150       158,250
                                                  -------------
                                                       302,812
                                                  -------------
MISCELLANEOUS -- 0.3%
    Consolidated Cigar Sr. Sub.
      Notes
      10.50%................... 03/01/03     125       131,406
    Doane Products Co. Sr.
      Notes
      10.625%.................. 03/01/06     150       160,125
                                                  -------------
                                                       291,531
                                                  -------------
OIL & GAS -- 1.1%
    Dual Drilling Co. Sr. Sub.
      Notes
      9.875%................... 01/15/04     125       135,625
    Falcon Drilling Co., Inc.
      Sr. Notes
      8.875%................... 03/15/03     150       152,625
    Ferrellgas L.P. Financial
      Corp. Sr. Notes
      10.00%................... 08/01/01     100       105,500
    Flores & Rucks Sr. Sub.
      Notes
      9.75%.................... 10/01/06      50        52,875
    Kelley Oil & Gas Corp. Sr.
      Sub. Notes 144A
      10.375%.................. 10/15/06     125       130,000
    Maxus Energy Corp. Notes
      9.375%................... 11/01/03      50        51,000
    Petroleum Heat & Power Sub.
      Notes
      10.125%.................. 04/01/03     100       101,125
      12.25%................... 02/01/05     188       210,090
    Rowan Co. Sr. Notes
      11.875%.................. 12/01/01     150       160,312
    Tenneco, Inc. Notes
      8.20%.................... 11/15/99      55        57,337
      8.075%................... 10/01/02     150       157,500
                                                  -------------
                                                     1,313,989
                                                  -------------
PAPER & FOREST PRODUCTS -- 0.2%
    Celulosa Arauco Notes
      7.00%.................... 12/15/07     250       241,562
                                                  -------------
PHARMACEUTICALS -- 0.1%
    Owens & Minor, Inc. Sr.
      Sub. Notes
      10.875%.................. 06/01/06     150       161,250
                                                  -------------
                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
REAL ESTATE -- 0.3%
    B.F. Saul Sr. Notes
      11.625%.................. 04/01/02  $  150  $    161,625
    HMC Acquisition Properties
      Sr. Notes Cl-B
      9.00%.................... 12/15/07     150       152,250
                                                  -------------
                                                       313,875
                                                  -------------
RESTAURANTS -- 0.1%
    McDonald's Corp. Notes
      6.625%................... 09/01/05     100        98,625
                                                  -------------
RETAIL & MERCHANDISING -- 0.2%
    Grand Union Co. Sr. Notes
      12.00%................... 09/01/04     150       159,750
    Wal-Mart Stores, Inc. Debs.
      7.25%.................... 06/01/13      85        85,212
                                                  -------------
                                                       244,962
                                                  -------------
TELECOMMUNICATIONS -- 1.3%
    Communication & Power
      Industries Sr. Sub. Notes
      Cl-B
      12.00%................... 08/01/05     150       167,625
    Frontiervision Sr. Sub.
      Notes
      11.00%................... 10/15/06     150       150,375
    Fundy Cable Ltd. Sr. Notes
      11.00%................... 11/15/05     150       159,375
    Lucent Technologies, Inc.
      Notes
      6.90%.................... 07/15/01     200       202,500
    Rogers Cablesystems Sr.
      Notes
      10.00%................... 03/15/05     125       133,906
    TCI Communications, Inc.
      Sr. Notes
      8.65%.................... 09/15/04     200       205,250
    Tele-Communications, Inc.
      Notes
      8.75%.................... 02/15/23     175       166,687
    Teleport Communications,
      Inc. Notes
      9.875%................... 07/01/06      50        53,250
    United Telecommunications
      Debs.
      9.75%.................... 04/01/00     250       273,437
                                                  -------------
                                                     1,512,405
                                                  -------------
TRANSPORTATION -- 0.1%
    Federal Express Notes
      6.25%.................... 04/15/98      70        70,175
    Sea Containers Ltd. Sr.
      Sub. Notes
      12.50%................... 12/01/04      70        77,350
                                                  -------------
                                                       147,525
                                                  -------------
UTILITIES -- 2.0%
    Citizens Utilities Co.
      Debs.
      8.45%.................... 09/01/01     335       360,962

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
    Commonwealth Edison Notes
      7.00%.................... 02/15/97  $   50  $     50,062
      9.00%.................... 10/15/99     250       264,375
    Consumers Power Co. First
      Mtge.
      6.00%.................... 07/01/97      65        64,919
      6.625%................... 10/01/98      50        50,125
    El Paso Electric Co. First
      Mtge.
      8.90%.................... 02/01/06     150       156,750
    Florida Power & Light First
      Mtge.
      5.70%.................... 03/05/98     200       199,250
    Gulf States Utilities First
      Mtge.
      5.375%................... 02/01/97     128       128,000
    Monongahela Power First
      Mtge.
      8.50%.................... 06/01/22     150       159,375
    Pacific Gas & Electric Co.
      First Mtge.
      6.75%.................... 12/01/00     200       200,500
    Potomac Capital Investment
      Corp. Notes 144A
      6.19%.................... 04/28/97     250       250,170
    Public Service Electric &
      Gas First Mtge.
      7.00%.................... 09/01/24     300       278,625
    Southern California Edison
      Notes
      6.50%.................... 06/01/01     100        99,500
    Wisconsin Electric Power
      Co. First Mtge.
      5.875%................... 10/01/97     100       100,125
                                                   ------------
                                                     2,362,738
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $18,713,428)....................            19,123,074
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.6%
FEDERAL HOME LOAN MORTGAGE CORP. -- 0.2%
      7.00%.................... 11/01/97     180       181,745
      7.50%.................... 07/15/20      15        15,164
                                                   ------------
                                                       196,909
                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
      6.02%.................... 01/20/98      60        60,160
                                                   ------------
                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 10.4%
      9.50%.................... 10/15/09  $   23  $     25,292
      10.00%................... 11/15/09      22        24,450
      11.50%................... 06/15/10      42        46,906
      12.00%................... 09/15/13       1         1,496
      12.00%................... 01/15/14       7         7,479
      10.50%................... 08/15/15      13        14,735
      11.50%................... 09/15/15      97       110,150
      11.50%................... 11/15/15      37        41,630
      8.00%.................... 05/15/16      26        26,491
      8.50%.................... 06/15/16      35        36,195
      9.00%.................... 07/15/16      16        16,618
      8.00%.................... 12/15/16      50        50,975
      8.00%.................... 02/15/17      97        99,265
      8.00%.................... 05/15/17      63        63,898
      9.00%.................... 05/15/17      77        81,167
      8.00%.................... 06/15/17      27        28,009
      9.50%.................... 11/15/18       4         4,827
      9.50%.................... 03/15/19      17        18,344
      9.50%.................... 01/15/20       8         8,441
      9.50%.................... 06/15/20      14        15,192
      8.00%.................... 06/15/22     143       145,533
      8.00%.................... 09/15/22      31        31,443
      8.00%.................... 07/15/23      81        82,357
      7.00%.................... 09/15/23     373       365,062
      6.50%.................... 02/15/24     701       669,248
      6.50%.................... 04/15/24      85        80,896
      6.50%.................... 05/15/24     882       841,651
      7.50%.................... 06/15/24      86        85,719
      7.00%.................... 12/15/25     291       284,784
      7.00%.................... 01/15/26      41        40,060
      6.00%.................... 02/15/26     402       373,515
      7.00%.................... 02/15/26      40        39,339
      7.00%.................... 03/15/26     110       107,225
      7.00%.................... 04/15/26     899       879,887
      7.50%.................... 04/15/26     144       144,486
      6.00%.................... 05/15/26     327       303,633
      7.00%.................... 05/15/26     904       884,854
      7.50%.................... 05/15/26   1,086     1,086,998
      7.00%.................... 06/15/26   1,093     1,069,318
      7.50%.................... 06/15/26     297       297,347
      8.00%.................... 06/15/26     804       820,332
      8.50%.................... 06/15/26     618       641,035
      8.50%.................... 07/15/26   1,045     1,082,982
      7.00%.................... 08/15/26     888       869,291
      8.50%.................... 10/15/26     494       512,109
                                                   ------------
                                                    12,460,664
                                                   ------------
TENNESSEE VALLEY AUTHORITY NOTES -- 0.0%
      7.75%.................... 12/15/22      10        10,263
      7.25%.................... 07/15/43      20        19,475
      6.875%................... 12/15/43      40        37,350
                                                   ------------
                                                        67,088
                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $12,702,002)............................    12,784,821
                                                   ------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
U.S. TREASURY OBLIGATIONS
  -- 7.6%
U.S. TREASURY BONDS -- 0.9%
      11.625%.................. 11/15/02  $  100  $    126,337
      7.125%................... 02/15/23     240       250,649
      7.625%................... 02/15/25     300       333,249
      6.875%................... 08/15/25     300       305,844
      6.00%.................... 02/15/26     100        91,076
                                                  -------------
                                                     1,107,155
                                                  -------------
U.S. TREASURY NOTES -- 6.7%
      6.125%................... 05/15/98     100       100,517
      6.00%.................... 05/31/98     450       451,539
      5.125%................... 12/31/98      50        49,335
      6.375%................... 05/15/99   1,950     1,967,881
      6.75%.................... 05/31/99     460       468,128
      6.875%................... 03/31/00     250       255,745
      6.25%.................... 05/31/00     100       100,479
      6.125%................... 09/30/00     150       150,006
      5.625%................... 11/30/00     275       270,217
      5.625%................... 02/28/01   1,100     1,078,605
      5.75%.................... 08/15/03     665       645,396
      7.50%.................... 02/15/05     250       267,340
      5.875%................... 11/15/05     425       410,036
      5.625%................... 02/15/06     500       473,165
      6.50%.................... 10/15/06   1,350     1,357,587
                                                  -------------
                                                     8,045,976
                                                  -------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $9,060,043).....................             9,153,131
                                                  -------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)
                                        ---------
FOREIGN BONDS -- 2.6%
AUSTRALIA -- 0.0%
    Australian Government
      9.50%.................  08/15/03         20        17,808
                                                   ------------
BELGIUM -- 0.1%
    Belgium Kingdom
      Government
      7.25%.................  04/29/04      1,550        54,119
                                                   ------------
CANADA -- 0.2%
    Canadian Government
      8.50%.................  04/01/02        130       107,097
      6.50%.................  06/01/04        110        82,190
      9.75%.................  06/01/21         10         9,555
                                                   ------------
                                                        198,842
                                                   ------------
DENMARK -- 0.0%
    Kingdom of Denmark
      7.00%.................  12/15/04        275        48,785
                                                   ------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                              MATURITY    (000)       VALUE
                              --------  ---------  ------------
FRANCE -- 0.3%
    French O.A.T.
      8.50%.................  11/25/02      1,406  $    319,317
      8.25%.................  02/27/04        264        59,728
      8.50%.................  04/25/23         50        11,775
    French Treasury Bill
      8.50%.................  03/12/97         75        14,614
                                                   ------------
                                                        405,434
                                                   ------------
GERMANY -- 0.6%
    Deutscheland Republic
      8.50%.................  08/21/00        375       277,285
      8.375%................  05/21/01        410       305,619
      6.50%.................  07/15/03        110        76,105
                                                   ------------
                                                        659,009
                                                   ------------
ITALY -- 0.2%
    Italian Government
      11.50%................  03/01/03    275,000       219,242
      8.50%.................  08/01/04     45,000        31,570
                                                   ------------
                                                        250,812
                                                   ------------
JAPAN -- 0.8%
    European Investment Bank
      4.625%................  02/26/03     53,000       523,584
    International Bank
      Recovery & Development
      Global Bond
      6.75%.................  03/15/00     14,000       142,239
    Japanese Government
      4.50%.................  06/20/03     33,500       329,438
                                                   ------------
                                                        995,261
                                                   ------------
NETHERLANDS -- 0.1%
    Netherlands Government
      5.75%.................  01/15/04        115        68,141
                                                   ------------
SPAIN -- 0.0%
    Spanish Government
      8.00%.................  05/30/04      6,400        53,636
                                                   ------------
UNITED KINGDOM -- 0.3%
    United Kingdom Gilt
      9.00%.................  03/03/00         85       153,236
    United Kingdom Treasury
      8.00%.................  06/10/03         91       160,838
                                                   ------------
                                                        314,074
                                                   ------------
TOTAL FOREIGN BONDS
  (COST $2,866,664)...................                3,065,921
                                                  -------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    ------------
SHORT TERM INVESTMENTS -- 3.1%
    Temporary Investment Fund
      (COST $3,725,574)..............  3,725,574  $  3,725,574
                                                  ------------
TOTAL INVESTMENTS -- 99.6%
  (COST $107,949,238)................              119,657,071
OTHER ASSETS LESS
  LIABILITIES -- 0.4%................                  492,003
                                                  ------------
NET ASSETS -- 100.0%.................             $120,149,074
                                                  ============

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.7% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                            MATURITY    (000)         VALUE
                            --------  ----------  -------------
CORPORATE OBLIGATIONS -- 11.4%
AIRLINES -- 3.2%
    American Airlines
      Notes
      10.19%..............  05/26/15  $      250  $     304,488
    United Air Lines, Inc.
      Notes
      10.36%..............  11/13/12       6,925      8,342,686
      10.36%..............  11/27/12         500        588,685
      10.02%..............  03/22/14       2,000      2,322,180
                                                   ------------
                                                     11,558,039
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.1%
    Time Warner, Inc.
      Notes
      7.45%...............  02/01/98       2,000      2,027,500
      6.46% [VR]..........  08/15/00         437        438,639
      7.975%..............  08/15/04         262        267,895
      8.11%...............  08/15/06         525        540,094
      8.18%...............  08/15/07         525        542,063
                                                   ------------
                                                      3,816,191
                                                   ------------
FOOD -- 1.9%
    RJR Nabisco, Inc.
      Notes
      8.625%..............  12/01/02       6,500      6,703,125
                                                   ------------
OIL & GAS -- 0.1%
    Arkla, Inc. Notes
      9.20%...............  12/18/97         500        514,375
                                                   ------------
REAL ESTATE -- 1.4%
    Spieker Properties
      Notes
      6.95%...............  12/15/02       5,000      4,968,750
                                                   ------------
TELECOMMUNICATIONS -- 1.5%
    Cablevision Industries
      Sr. Notes
      10.75%..............  01/30/02       5,000      5,306,250
                                                   ------------
UTILITIES -- 2.2%
    Cleveland Electric
      Illumination Co.
      Notes
      8.75%...............  11/15/05         100        101,168
    CMS Energy Corp. First
      Mtge.
      9.50%...............  10/01/97         150        154,125
    Commonwealth Edison
      Notes
      6.50%...............  07/15/97         750        751,875
    Long Island Lighting
      Co. Notes
      7.85%...............  05/15/99       7,000      7,131,250
                                                   ------------
                                                      8,138,418
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $40,334,319)................                 41,005,148
                                                   ------------

                                         PAR
                            MATURITY    (000)         VALUE
                            --------  ----------  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 50.8%
FEDERAL HOME LOAN MORTGAGE CORP. -- 3.0%
      8.25%...............  08/01/17  $      610  $     626,871
      7.00% [IO]..........  04/25/19         411         40,801
      7.55% [VR]..........  02/01/24       3,213      3,321,350
      6.50%...............  12/01/25       2,951      2,822,541
      6.50% [TBA].........  02/13/27       4,000      3,843,750
                                                   ------------
                                                     10,655,313
                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.6%
      9.40%...............  07/25/03         311        325,714
      6.50% [IO]..........  05/25/08         236         73,363
      6.50% [IO]..........  06/25/14       2,091        122,981
      6.90%...............  05/25/23         192        160,029
      7.96% [VR]..........  01/01/24         448        464,831
      7.50%...............  04/01/24       4,041      4,041,091
      7.00%...............  04/25/24         602        541,365
      7.76% [VR]..........  04/01/25         790        821,623
      6.12% [TBA].........  01/23/27       3,000      2,985,000
                                                   ------------
                                                      9,535,997
                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 45.2%
      6.50% [VR]..........  03/20/17         754        768,196
      7.125% [VR].........  06/20/22       2,517      2,568,571
      7.125% [VR].........  04/20/23       3,157      3,214,157
      7.125% [VR].........  09/20/23       7,090      7,213,976
      7.00% [VR]..........  10/20/23         694        705,576
      7.50%...............  12/20/23         445        442,916
      6.50%...............  01/15/24         502        478,970
      6.50%...............  04/15/24         368        350,637
      6.50%...............  05/15/24         304        290,066
      7.125% [VR].........  09/20/24       1,451      1,486,080
      7.00% [VR]..........  10/20/24       3,831      3,912,431
      6.50%...............  08/15/25       1,328      1,267,424
      6.50%...............  09/15/25       1,805      1,722,355
      6.50%...............  10/15/25       1,242      1,184,778
      6.50%...............  11/15/25         611        583,183
      6.50%...............  12/15/25       3,371      3,216,363
      6.50%...............  01/15/26       3,563      3,399,354
      6.50%...............  02/15/26       8,825      8,419,214
      6.50%...............  03/15/26      10,207      9,738,049
      6.50%...............  04/15/26      10,803     10,306,417
      6.50%...............  05/15/26       4,942      4,714,549
      6.50%...............  06/15/26         556        530,071
      6.50%...............  07/15/26         668        636,871
      6.50%...............  08/15/26       1,551      1,479,726
      6.50%...............  10/15/26         535        510,081
      7.00%...............  12/20/26      24,950     25,481,435
      6.50% [TBA].........  01/21/27      25,000     23,843,750
      7.00% [TBA].........  01/21/27      30,000     29,343,900
      6.00% [TBA].........  01/23/27      15,000     15,004,688
                                                   ------------
                                                    162,813,784
                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $181,149,967)...............                183,005,094
                                                   ------------

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                            MATURITY    (000)         VALUE
                            --------  ----------  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.1%
    Citicorp Mtge.
      Securities, Inc.
      [VR]
      7.452%..............  09/25/22  $      666  $     682,320
    Collateralized Mtge.
      Securities Corp.
      [VR]
      7.985%..............  05/01/17         536        541,059
    Countrywide Adjustable
      Rate Mtge. [VR]
      7.8499%.............  03/25/24         894        915,802
      8.2169%.............  11/25/24       1,000      1,026,522
    Guardian Adjustable
      Rate Mtge.[VR]
      6.7963%.............  12/25/19          86         57,035
    Mortgage Capital Trust
      VI
      9.50%...............  02/01/18         856        862,736
    Prudential Home Mtge.
      Securities
      6.50%...............  01/25/00      10,000      9,971,800
    Prudential-Bache CMO
      Trust
      8.40%...............  03/20/21       3,236      3,324,816
    Resolution Trust Corp.
      8.00%...............  09/25/21         476        481,454
    Rothschild L.F. Mtge.
      Trust
      9.95%...............  08/01/17       2,747      2,930,809
    Ryland Mtge.
      Securities Corp.
      [VR]
      7.843%..............  09/25/23       1,215      1,236,642
                                                    -----------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $21,832,471)................                 22,030,995
                                                    -----------
U.S. TREASURY OBLIGATIONS -- 45.6%
U.S. TREASURY BILLS -- 0.6%
      4.975% #............  01/23/97         300        299,065
      5.01% #.............  03/06/97          70         69,372
      5.025% #............  03/06/97         800        792,821
      5.06% #.............  03/06/97          20         19,821
      4.81% #.............  03/13/97         305        301,956
      5.00% #.............  03/13/97         530        524,710
                                                    -----------
                                                      2,007,745
                                                    -----------
U.S. TREASURY NOTES -- 45.0%
      5.875%..............  07/31/97      78,000     78,209,032
      5.625%..............  10/31/97      50,000     50,021,500
      5.375%..............  11/30/97      30,000     29,939,100
      6.00%...............  09/30/98       4,000      4,012,640
                                                    -----------
                                                    162,182,272
                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $163,910,566)...............                164,190,017
                                                    -----------
                                         PAR
                            MATURITY    (000)         VALUE
                            --------  ----------  -------------
SOVEREIGN ISSUES -- 2.1%
ARGENTINA -- 1.4%
    Republic of Argentina
      [BRB,FRB]
      6.625%..............  03/31/05  $    5,880  $   5,122,950
                                                    -----------
MEXICO -- 0.7%
    United Mexican States
      Cl-B [BRB,FRB] (with
      Value Recovery
      Rights Attached)
      6.25%...............  12/31/19       1,500      1,098,750
    United Mexican States
      Cl-C [BRB,FRB] (with
      Value Recovery
      Rights Attached)
      6.375%..............  12/31/19       1,000        861,250
    United Mexican States
      Cl-D [BRB,FRB] (with
      Value Recovery
      Rights Attached)
      6.4531%.............  12/31/19         500        430,625
                                                    -----------
                                                      2,390,625
                                                    -----------
TOTAL SOVEREIGN ISSUES
  (COST $6,676,521).................                  7,513,575
                                                    -----------
                                      PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                        (000)
                                      ----------
FOREIGN BONDS -- 3.3%
CANADA -- 1.1%
    Canadian Government
      4.25%...............  12/01/26       5,086      3,857,126
                                                    -----------
NEW ZEALAND -- 2.2%
    New Zealand Government
      10.00%..............  03/15/02      10,000      7,941,668
                                                    -----------
TOTAL FOREIGN BONDS
  (COST $11,283,283)................                 11,798,794
                                                    -----------

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                       NOTIONAL
                                        AMOUNT
                            MATURITY    (000)         VALUE
                            --------  ----------  -------------
OTC INTEREST RATE CAPS -- 0.0%
    Three-Month Libor
      Strike at $90.65....  06/16/97  $  325,000  $       3,380
      Strike at $85.50....  06/16/97      46,000            468
      Strike at $86.50....  06/16/97     100,000          1,021
      Strike at $91.80....  06/16/97     100,000            794
      Strike at $82.00....  06/16/97     100,000          1,107
      Strike at $89.30....  12/15/97     375,000          7,028
                                                   ------------
TOTAL OTC INTEREST RATE CAPS
  (COST $13,798)....................                     13,798
                                                   ------------

                                        SHARES
                                      ----------
SHORT TERM INVESTMENTS -- 0.5%
    Temporary Investment Cash
      Fund..........................     903,112        903,112
    Temporary Investment Fund.......     903,112        903,112
                                                   ------------
    (COST $1,806,224)...............                  1,806,224
                                                   ------------
TOTAL INVESTMENTS -- 119.8%
  (COST $427,007,149)...............                431,363,645
                                                   ------------
                                       NOTIONAL
                                        AMOUNT
                                        (000)
                                      ----------
WRITTEN OPTIONS -- 0.0%
    Written CME Put Option on
      Eurodollar Futures, Strike
      Price $93.00, Expire
      03/17/97......................  $   62,000         (1,550)
    Written CME Put Option on
      Eurodollar Futures, Strike
      Price $93.50, Expire
      06/16/97......................     600,000        (45,000)
    Written CME Put Option on
      Eurodollar Futures, Strike
      Price $93.25, Expire
      06/16/97......................     300,000        (15,000)
                                                   ------------
TOTAL WRITTEN OPTIONS
  (COST ($668,559)).................                    (61,550)
                                                   ------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (19.8%).................                (71,292,134)
                                                   ------------
NET ASSETS -- 100.0%................              $ 360,009,961
                                                  =============

Foreign currency exchange contracts outstanding at December 31, 1996:

                  PRINCIPAL
                   AMOUNT        CONTRACTED                       UNREALIZED
                   COVERED        EXCHANGE       EXPIRATION      APPRECIATION
TYPE             BY CONTRACT        RATE            MONTH        (DEPRECIATION)
-------------------------------------------------------------------------------
Buy      CAD     $2,283,957         1.3135          05/97          $ (74,028)
Buy      DEM      4,742,424         1.4984          01/97           (114,163)
                                                                   ---------
                                                                   $(188,191)
                                                                   =========
Sell     CAD     $3,916,230         1.3370          01/97          $  85,580
Sell     CAD      2,196,193         1.3660          05/97            (13,735)
Sell     DEM      4,996,105         1.4309          01/97            337,845
Sell     NZD      7,697,105         1.4149          01/97              9,257
                                                                   ---------
                                                                   $ 418,947
                                                                   =========

# Securities with an aggregate market value of $2,007,745 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1996:

                                       NOTIONAL     UNREALIZED
                          EXPIRATION    AMOUNT     APPRECIATION
      DESCRIPTION           MONTH       (000)     (DEPRECIATION)
-----------------------------------------------------------------
U.S. Treasury 5 Year
  Note                       03/97     $ 5,000      $  (25,000)
U.S. Treasury 10 Year
  Note                       03/97      68,100        (778,595)
U.S. Treasury 30 Year
  Bond                       03/97      25,900        (152,218)
Eurodollar                   03/97      50,000         270,000
Eurodollar                   06/97      50,000         155,000
                                                  -------------
                                                    $ (530,813)
                                                  =============

Interest rate swap agreements outstanding at December 31, 1996:

                                         NOTIONAL
                             EXPIRATION   AMOUNT      UNREALIZED
        DESCRIPTION            MONTH      (000)      APPRECIATON
-----------------------------------------------------------------
Receive variable rate
  payments on the
  three-month USD-LIBOR-BBA
  floating rate and pay
  fixed rate payments on the
  then current U.S. Treasury
  10 Year Note.                 03/97    $13,000       $ 12,276
                                         =======       ========

--------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
COMMON STOCK -- 70.4%
AEROSPACE -- 2.0%
    General Motors Corp. Cl-H ........    20,000  $  1,125,000
    Lockheed Martin Corp. ............    20,000     1,830,000
    Northrop Grumman Corp. ...........    49,000     4,054,750
                                                  ------------
                                                     7,009,750
                                                  ------------
AIRLINES -- 0.2%
    KLM Royal Dutch Airlines NV ......    30,000       836,250
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.7%
    Chrysler Corp. ...................    40,000     1,320,000
    Ford Motor Co. ...................    30,000       956,250
                                                  ------------
                                                     2,276,250
                                                  ------------
AUTOMOTIVE PARTS -- 0.6%
    Borg Warner Automotive, Inc. .....    50,000     1,925,000
                                                  ------------
BEVERAGES -- 2.0%
    Anheuser-Busch Companies, Inc. ...   140,000     5,600,000
    Coors, (Adolph) Co. Cl-B .........    70,000     1,330,000
                                                  ------------
                                                     6,930,000
                                                  ------------
BROADCASTING -- 0.6%
    News Corp. Ltd. [ADR] ............   100,000     2,087,500
                                                  ------------
CHEMICALS -- 3.7%
    Agrium, Inc. .....................   210,000     2,887,500
    Air Products & Chemicals, Inc. ...    50,000     3,456,250
    Arco Chemical Co. ................    20,000       980,000
    General Chemical Group, Inc. .....    60,000     1,417,500
    Lawter International, Inc. .......   100,000     1,262,500
    Olin Corp. .......................    80,000     3,010,000
                                                  ------------
                                                    13,013,750
                                                  ------------
COMPUTER HARDWARE -- 2.1%
    Hewlett-Packard Co. ..............    40,000     2,010,000
    International Business Machines
      Corp. ..........................    35,000     5,285,000
                                                  ------------
                                                     7,295,000
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.4%
    Reynolds & Reynolds Co. Cl-A .....    60,000     1,560,000
                                                  ------------
CONGLOMERATES -- 0.5%
    Philip Morris Companies, Inc. ....    15,000     1,689,375
                                                  ------------
CONSTRUCTION -- 1.0%
    Fluor Corp. ......................    54,000     3,388,500
    Newport News Shipbuilding,
      Inc.* ..........................     6,500        97,500
                                                  ------------
                                                     3,486,000
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.0%
    Emerson Electric Co. .............    40,000     3,870,000
    General Electric Co. .............    37,000     3,658,375
    Honeywell, Inc. ..................    40,000     2,630,000
    Polaroid Corp. ...................    30,000     1,305,000
    Sundstrand Corp. .................   140,000     5,950,000
    Texas Instruments, Inc. ..........    55,000     3,506,250
                                                  ------------
                                                    20,919,625
                                                  ------------

                                        SHARES       VALUE
                                       ---------  ------------
FINANCIAL-BANK & TRUST -- 3.5%
    Bank of New York Co., Inc. .......    60,000  $  2,025,000
    BankAmerica Corp. ................    20,000     1,995,000
    CoreStates Financial Corp. .......    60,000     3,112,500
    First Chicago NBD Corp. ..........    56,200     3,020,750
    Mellon Bank Corp. ................    30,000     2,130,000
                                                  ------------
                                                    12,283,250
                                                  ------------
FINANCIAL SERVICES -- 2.7%
    Associates First Capital Corp. ...   100,000     4,412,500
    Beneficial Corp. .................    50,000     3,168,750
    Dean Witter Discover & Co. .......    30,000     1,987,500
                                                  ------------
                                                     9,568,750
                                                  ------------
FOOD -- 3.0%
    General Mills, Inc. ..............    35,000     2,218,125
    Heinz, (H.J.) Co. ................    73,000     2,609,750
    Kellogg Co. ......................    70,000     4,593,750
    Quaker Oats Co. ..................    30,000     1,143,750
                                                  ------------
                                                    10,565,375
                                                  ------------
HOTELS & MOTELS -- 1.1%
    Hilton Hotels Corp. ..............   150,000     3,918,750
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.7%
    Albany International Corp.
      Cl-A ...........................   100,000     2,312,500
                                                  ------------
INSURANCE -- 6.8%
    Allmerica Financial Corp. ........    60,000     2,010,000
    Allmerica Property & Casualty
      Companies, Inc. ................   100,000     3,037,500
    American States Financial
      Corp. ..........................   150,800     3,996,200
    Ohio Casualty Corp. ..............    50,000     1,775,000
    Safeco Corp. .....................   100,000     3,943,750
    St. Paul Companies, Inc. .........    50,000     2,931,250
    Travelers-Aetna Property Casualty
      Corp. Cl-A .....................   167,500     5,925,312
                                                  ------------
                                                    23,619,012
                                                  ------------
MACHINERY & EQUIPMENT -- 1.3%
    AlliedSignal, Inc. ...............    50,000     3,350,000
    Cooper Industries, Inc. ..........    25,000     1,053,125
                                                  ------------
                                                     4,403,125
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.8%
    Becton Dickinson & Co. ...........    60,000     2,602,500
                                                  ------------
METALS & MINING -- 0.4%
    Newmont Mining Corp. .............    30,994     1,386,982
                                                  ------------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
OIL & GAS -- 6.8%
    Amoco Corp. ......................    15,000  $  1,207,500
    Burlington Resources, Inc. .......    40,000     2,020,000
    Chevron Corp. ....................    30,000     1,950,000
    Dresser Industries, Inc. .........    70,000     2,170,000
    Exxon Corp. ......................    20,000     1,960,000
    Halliburton Co. ..................    25,000     1,506,250
    Mobil Corp. ......................    12,000     1,467,000
    Schlumberger Ltd. ................    21,000     2,097,375
    Sonat, Inc. ......................    35,000     1,802,500
    Tenneco, Inc.* ...................    32,500     1,466,563
    Union Pacific Resources Group,
      Inc. ...........................    91,173     2,666,810
    Unocal Corp. .....................    40,000     1,625,000
    USX Marathon Group ...............    80,000     1,910,000
                                                  ------------
                                                    23,848,998
                                                  ------------
PAPER & FOREST PRODUCTS -- 2.2%
    Champion International Corp. .....    60,000     2,595,000
    James River Corp. of Virginia ....    50,000     1,656,250
    Kimberly-Clark Corp. .............    35,000     3,333,750
                                                  ------------
                                                     7,585,000
                                                  ------------
PERSONAL SERVICES -- 0.4%
    Service Corp. International ......    52,000     1,456,000
                                                  ------------
PHARMACEUTICALS -- 4.0%
    American Home Products Corp. .....    25,000     1,465,625
    Glaxo Wellcome PLC [ADR] .........   100,000     3,175,000
    Novo Nordisk AS [ADR] ............    20,000       935,000
    Pfizer, Inc. .....................    30,000     2,486,250
    Smithkline Beecham PLC [ADR] .....    30,000     2,040,000
    Warner-Lambert Co. ...............    50,000     3,750,000
                                                  ------------
                                                    13,851,875
                                                  ------------
PRINTING & PUBLISHING -- 0.7%
    Belo, (A.H.) Corp. Cl-A ..........    35,000     1,220,625
    R.R. Donnelley & Sons Co. ........    40,000     1,255,000
                                                  ------------
                                                     2,475,625
                                                  ------------
RAILROADS -- 2.2%
    Conrail, Inc. ....................    26,792     2,669,153
    Kansas City Southern Industries,
      Inc. ...........................    80,000     3,600,000
    Union Pacific Corp. ..............    25,000     1,503,125
                                                  ------------
                                                     7,772,278
                                                  ------------
REAL ESTATE -- 1.0%
    Patriot American Hospitality, Inc.
      [REIT] .........................    80,000     3,450,000
                                                  ------------
RETAIL & MERCHANDISING -- 2.6%
    Dayton-Hudson Corp. ..............    60,000     2,355,000
    J.C. Penney Co., Inc. ............    90,000     4,387,500
    May Department Stores Co. ........    50,000     2,337,500
                                                  ------------
                                                     9,080,000
                                                  ------------
SEMI-CONDUCTORS -- 2.1%
    Intel Corp. ......................    40,000     5,237,500
    Motorola, Inc. ...................    35,000     2,148,125
                                                  ------------
                                                     7,385,625
                                                  ------------
                                        SHARES       VALUE
                                       ---------  ------------
TELECOMMUNICATIONS -- 7.8%
    Ameritech Corp. ..................    50,000  $  3,031,250
    AT&T Corp. .......................    40,000     1,740,000
    Bell Atlantic Corp. ..............    30,000     1,942,500
    BellSouth Corp. ..................    20,000       807,500
    Deutsche Telekom AG [ADR]* .......   100,000     2,037,500
    Frontier Corp. ...................   125,000     2,828,125
    GTE Corp. ........................    30,000     1,365,000
    Lucent Technologies, Inc. ........   112,963     5,224,539
    Nokia Corp. Cl-A [ADR] ...........    30,000     1,728,750
    NYNEX Corp. ......................    25,000     1,203,125
    SBC Communications, Inc. .........    50,000     2,587,500
    U.S. West Communications Group ...    80,000     2,580,000
                                                  ------------
                                                    27,075,789
                                                  ------------
UTILITIES -- 0.5%
    IES Industries, Inc. .............    60,000     1,792,500
                                                  ------------
TOTAL COMMON STOCK
    (COST $203,578,320) ..............             245,462,434
                                                  ------------
PREFERRED STOCK -- 0.3%
METALS & MINING
    Amax Gold, Inc. $3.75 Cl-B
    (COST $996,575) ..................    20,000     1,052,500
                                                  ------------

                                           PAR
                               MATURITY   (000)
                               --------  -------
CORPORATE OBLIGATIONS -- 12.9%
AIRLINES -- 0.2%
    Delta Air Lines, Inc.
      Equipment Trust
      9.30% .................  01/02/11  $   500       574,766
                                                   -----------
BROADCASTING -- 1.2%
    Allbritton Communications
      Co. Sr. Sub. Debs.
      11.50% ................  08/15/04    1,000     1,060,000
                                                   -----------
      9.75% .................  11/30/07    1,000       972,500
    American Radio Systems
      Notes
      9.00% .................  02/01/06    1,000       985,000
    Benedek Broadcasting
      Corp. Sr. Notes
      11.875% ...............  03/01/05    1,000     1,043,750
                                                   -----------
                                                     4,061,250
                                                   -----------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    Rayovac Corp. Sr. Sub.
      Notes 144A
      10.25% ................  11/01/06    1,000     1,032,500
                                                   -----------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------  -------  ------------
ENTERTAINMENT & LEISURE -- 1.3%
    Station Casinos Sr. Sub.
      Notes
      9.625% ................  06/01/03  $   500  $    489,375
    Time Warner, Inc. Notes
      6.85% .................  01/15/26    1,000       982,500
    Trump Atlantic City
      Assoc., Inc. Notes
      11.25% ................  05/01/06    1,000       990,000
    Trump Castle Funding
      Mtge.
      11.75%.................  11/15/03    1,000       885,000
    United Artists
      Sr. Notes Cl-B
      11.50%.................  05/01/02    1,000     1,065,000
                                                  ------------
                                                     4,411,875
                                                  ------------
FINANCIAL SERVICES -- 1.7%
    Donaldson, Lufkin &
      Jenrette, Inc. Notes
      5.625%.................  02/15/16    1,000       966,250
    DQU II Funding Corp.
      8.70%..................  06/01/16    2,000     2,080,000
    Export Import Bank of
      Korea Notes
      6.50%..................  11/15/06    1,000       979,596
    General Motors Acceptance
      Corp. Notes
      7.125%.................  06/01/99      500       509,375
      6.70%..................  04/25/01    1,000     1,000,000
    Tembec Finance Corp. Sr.
      Notes
      9.875%.................  09/30/05      500       472,500
                                                   -----------
                                                     6,007,721
                                                   -----------
HEALTHCARE SERVICES -- 0.3%
    Tenet Healthcare Corp.
      Sr. Sub. Notes
      10.125%................  03/01/05      900       995,625
                                                   -----------
LUMBER & WOOD PRODUCTS -- 0.3%
    Malette, Inc.
      12.25%.................  07/15/04    1,000     1,070,000
                                                   -----------
METALS & MINING -- 0.8%
    Freeport-McMoran Copper &
      Gold Debs.
      7.20%..................  11/15/26    1,900     1,878,625
    USX Corp. Sub. Debs.
      5.75%..................  07/01/01    1,025       957,094
                                                   -----------
                                                     2,835,719
                                                   -----------
OIL & GAS -- 0.6%
    Clark Oil & Refining
      Corp. Sr. Notes
      10.50%.................  12/01/01    1,000     1,045,000
    Veritas Holdings Sr.
      Notes 144A
      9.625%.................  12/15/03    1,000     1,012,500
                                                   -----------
                                                     2,057,500
                                                   -----------
                                           PAR
                               MATURITY   (000)      VALUE
                               --------  -------  ------------
PAPER & FOREST PRODUCTS -- 0.3%
    S.D. Warren Co. Sr. Sub.
      Notes Cl-B
      12.00%.................  12/15/04  $ 1,000  $  1,082,500
                                                   -----------
PHARMACEUTICALS -- 0.3%
    McKesson Corp.
      4.50%..................  03/01/04    1,225     1,085,656
                                                   -----------
PRINTING & PUBLISHING -- 0.2%
    Affiliated Newspaper
      Investments, Inc. Sr.
      Disc. Notes [STEP]
      8.28%..................  07/01/06    1,000       832,500
                                                   -----------
TELECOMMUNICATIONS -- 4.1%
    Centennial Cellular Sr.
      Notes
      8.875%.................  11/01/01    1,000       967,500
    Commnet Cellular, Inc.
      Sub. Notes
      11.25%.................  07/01/05    1,000     1,062,500
    Continental Cablevision
      Sr. Sub. Debs.
      11.00%.................  06/01/07    1,500     1,708,125
    EZ Communications, Inc.
      Sr. Sub. Notes
      9.75%..................  12/01/05    1,500     1,567,500
    International Cabletel,
      Inc. Sr. Notes [STEP]
      11.75%.................  02/01/06    1,000       680,000
    Marcus Cable Co. Sr.
      Notes [STEP]
      11.61%.................  12/15/05      900       639,000
    MFS Communications Co.,
      Inc. Sr. Notes [STEP]
      8.85%..................  01/15/06    1,000       730,000
    Nextel Communications,
      Inc. Sr. Disc. Notes
      [STEP]
      12.48%.................  08/15/04    1,000       682,500
    Paging Network, Inc. Sr.
      Sub. Notes 144A
      10.00%.................  10/15/08    1,000     1,013,750
    Panamsat L.P. Sr. Sub.
      Notes [STEP]
      5.06%..................  08/01/03    1,500     1,391,250
    Viacom, Inc. Sub. Debs.
      8.00%..................  07/07/06    1,500     1,462,500
    Videotron Holdings PLC
      Sr. Notes [STEP]
      7.94%..................  07/01/04    1,650     1,443,750
    Western Wireless Corp.
      Sr. Sub. Notes
      10.50%.................  06/01/06    1,000     1,037,500
                                                   -----------
                                                    14,385,875
                                                   -----------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------  -------  ------------
TRANSPORTATION -- 0.2%
    Teekay Shipping Corp.
      Notes
      8.32%..................  02/01/08  $   500  $    501,250
                                                  ------------
UTILITIES -- 1.1%
    Enersis SA Notes
      6.90%..................  12/01/06    1,000       976,250
    North Atlantic Energy
      First Mtge.
      9.05%..................  06/01/02    1,000     1,002,500
    Penn Power Co. First
      Mtge.
      6.375%.................  09/01/04    1,000       945,000
    PSI Energy, Inc. Debs.
      6.35%..................  11/15/06    1,000       991,250
                                                  ------------
                                                     3,915,000
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $44,477,078)...................             44,849,737
                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.9%
    Federal Home Loan Mtge. Corp.
      6.50%..................  10/01/10    1,791     1,759,991
      6.50%..................  11/01/10    1,825     1,793,600
      6.50%..................  04/01/11    2,873     2,823,265
      6.50%..................  08/01/11    2,950     2,899,153
      6.50%..................  09/01/11   15,093    14,833,675
                                                  ------------
    (COST $24,038,422).................             24,109,684
                                                  ------------
                                           PAR
                               MATURITY   (000)      VALUE
                               --------  -------  ------------
U.S. TREASURY OBLIGATIONS -- 1.7%
    U.S. Treasury Notes
      5.50%..................  12/31/00  $ 2,000  $  1,955,220
      6.50%..................  05/15/05    4,000     4,027,759
                                                  ------------
    (COST $6,159,503)..................              5,982,979
                                                  ------------
COMMERCIAL PAPER -- 4.4%
    General Electric Capital
      Corp.
      5.7555%................  01/02/97    5,562     5,562,000
    General Motors Acceptance
      Corp.
      7.0027%................  01/02/97    9,600     9,600,000
                                                  ------------
    (COST $15,162,000).................             15,162,000
                                                  ------------

                                        SHARES       VALUE
                                       ---------  ------------
SHORT TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund....    32,428  $     32,428
    Temporary Investment Fund.........    32,428        32,428
                                                  ------------
    (COST $64,856)....................                  64,856
                                                  ------------
TOTAL INVESTMENTS -- 96.6%
  (COST $294,476,754).................             336,684,190
OTHER ASSETS LESS
  LIABILITIES -- 3.4%.................              11,995,787
                                                  ------------
NET ASSETS -- 100.0%..................            $348,679,977
                                                  ============

--------------------------------------------------------------------------------

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.9% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
COMMON STOCK -- 85.8%
AEROSPACE -- 0.9%
    Remec, Inc.*...................     97,400    $  1,911,475
                                                  ------------
BROADCASTING -- 0.5%
    SFX Broadcasting, Inc. Cl-A*...     34,025       1,012,244
                                                  ------------
BUSINESS SERVICES -- 1.6%
    Caribiner International,
      Inc.*........................     31,900       1,602,975
    Teletech Holdings, Inc.*.......     77,450       2,013,700
                                                  ------------
                                                     3,616,675
                                                  ------------
CHEMICALS -- 0.8%
    Crompton & Knowles Corp........     87,025       1,675,231
                                                  ------------
CLOTHING & APPAREL -- 0.5%
    Mens Warehouse, Inc.*..........     45,450       1,113,525
                                                  ------------
COMPUTER SERVICES &
  SOFTWARE -- 19.9%
    Avant Corp.*...................    198,100       6,289,675
    BA Merchant Services, Inc.*....    123,250       2,203,094
    CDW Computers Centers, Inc.*...     50,000       2,965,625
    CSG Systems International,
      Inc.*........................     27,750         426,656
    Cybercash, Inc.*...............     31,825         731,975
    Dendrite International,
      Inc.*........................     60,300         497,475
    Farallon Communications*.......     23,375         149,016
    Geoworks*......................    201,125       4,927,563
    HCIA, Inc.*....................     34,500       1,190,250
    HPR, Inc.*.....................    109,675       1,508,031
    Network General Corp.*.........    121,000       3,660,250
    Parametric Technology Corp.*...     28,000       1,438,500
    PRI Automation, Inc.*..........     39,050       1,776,775
    Ross Systems, Inc.*............    276,925       2,665,403
    Scopus Technology, Inc.*.......     79,400       3,692,100
    Sterling Commerce, Inc.*.......     69,075       2,434,894
    Summit Design, Inc.*...........    126,150       1,293,038
    Sync Research, Inc.*...........    143,725       1,976,219
    Synopsys, Inc.*................     50,000       2,312,500
    Vanstar Corp.*.................     68,275       1,672,738
                                                  ------------
                                                    43,811,777
                                                  ------------
CONSUMER PRODUCTS &
  SERVICES -- 4.2%
    Nautica Enterprises, Inc.*.....     60,000       1,515,000
    Protection One, Inc.*..........    120,750       1,192,406
    Quicksilver, Inc.*.............     79,800       1,705,725
    Rexall Sundown, Inc.*..........     71,450       1,942,547
    Warnaco Group, Inc. Cl-A.......    100,000       2,962,500
                                                  ------------
                                                     9,318,178
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.1%
    Berg Electronics Corp.*........     48,250       1,417,344
    Concord EFS, Inc.*.............     64,550       1,823,538
    Cypress Semiconductor Corp.*...     64,925         917,066
    Fore Systems, Inc.*............     56,000       1,841,000
    Premenos Technology Corp.*.....     52,075         449,147
    Sanmina Corp.*.................     48,850       2,760,025
    Sawtek, Inc.*..................     80,775       3,200,709
    Ultrak, Inc.*..................     32,875       1,002,688
                                                  ------------
                                                    13,411,517
                                                  ------------

                                      SHARES         VALUE
                                     ---------    ------------
ENTERTAINMENT & LEISURE -- 1.9%
    Fairfield Communities, Inc.*...     66,350    $  1,642,163
    Midway Games, Inc.*............     47,125         954,281
    Signature Resorts, Inc.*.......     45,150       1,591,538
                                                  ------------
                                                     4,187,982
                                                  ------------
ENVIRONMENTAL SERVICES -- 1.6%
    United Waste Systems, Inc.*....    104,525       3,593,047
                                                  ------------
FINANCIAL-BANK & TRUST -- 0.7%
    Banco Latinoamericano de
      Exportaciones SA Cl-E [ADR]..     29,400       1,492,050
                                                  ------------
FINANCIAL SERVICES -- 1.7%
    Credit Acceptance Corp.*.......     40,075         941,763
    First USA Paymentech, Inc.*....     82,525       2,795,534
                                                  ------------
                                                     3,737,297
                                                  ------------
FOOD -- 1.3%
    JP Foodservice, Inc.*..........     77,500       2,160,313
    United Natural Foods, Inc.*....     46,225         785,825
                                                  ------------
                                                     2,946,138
                                                  ------------
HEALTHCARE SERVICES -- 4.5%
    Advance Paradigm, Inc.*........     49,525       1,027,644
    Multicare Companies, Inc.*.....     74,000       1,498,500
    Omnicare, Inc..................     93,800       3,013,325
    Orthodontic Centers of America,
      Inc.*........................    125,150       2,002,400
    Pediatrix Medical Group,
      Inc.*........................     35,000       1,290,625
    Sunrise Assisted Living,
      Inc.*........................     39,900       1,112,213
                                                  ------------
                                                     9,944,707
                                                  ------------
HOTELS & MOTELS -- 2.1%
    Doubletree Corp.*..............    102,150       4,596,750
                                                  ------------
INDUSTRIAL PRODUCTS -- 1.1%
    Harsco Corp. ..................     35,000       2,397,500
                                                  ------------
INSURANCE -- 1.6%
    Executive Risk, Inc. ..........     22,800         843,600
    Reliastar Financial Corp. .....     45,000       2,598,750
                                                  ------------
                                                     3,442,350
                                                  ------------
MACHINERY & EQUIPMENT -- 0.6%
    Asyst Technologies, Inc.*......     22,500         385,313
    Rental Service Corp.*..........     35,125         965,937
                                                  ------------
                                                     1,351,250
                                                  ------------
MEDICAL SUPPLIES &
  EQUIPMENT -- 3.6%
    Express Scripts, Inc. Cl-A*....     26,500         950,687
    Gulf South Medical Supply,
      Inc.*........................     45,000       1,153,125
    Henry Schein, Inc.*............     60,725       2,087,422
    Physio-Control International
      Corp.*.......................     77,925       1,753,312
    Sola International, Inc.*......     48,000       1,824,000
    Visible Genetics, Inc.*........     25,925         226,844
                                                  ------------
                                                     7,995,390
                                                  ------------
OFFICE EQUIPMENT -- 1.1%
    American Pad & Paper Co.*......    107,675       2,436,147
                                                  ------------
OIL & GAS -- 0.9%
    Falcon Drilling Co., Inc.*.....     50,000       1,962,500
                                                  ------------

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
PERSONAL SERVICES -- 0.2%
    Sylvan Learning Systems,
      Inc.*........................     17,500    $    498,750
                                                  ------------
PHARMACEUTICALS -- 6.0%
    Genelabs Technologies, Inc.*...    271,000       1,659,875
    Medicis Pharmaceutical Cl-A*...      9,575         421,300
    NCS Healthcare, Inc. Cl-A*.....     41,950       1,221,794
    Nexstar Pharmaceuticals,
      Inc.*........................     25,250         378,750
    Paraxel International Corp.*...     49,050       2,532,206
    Pharmaceutical Product
      Development, Inc.*...........     46,200       1,166,550
    SEQUUS Pharmaceuticals,
      Inc.*........................    102,450       1,639,200
    Watson Pharmaceuticals,
      Inc.*........................     93,950       4,221,877
                                                  ------------
                                                    13,241,552
                                                  ------------
PRINTING & PUBLISHING -- 1.0%
    World Color Press, Inc.*.......    116,900       2,250,325
                                                  ------------
RETAIL & MERCHANDISING -- 6.4%
    Consolidated Stores Corp.*.....     32,718       1,051,066
    Corporate Express, Inc.*.......     31,000         912,562
    Insight Enterprises, Inc.*.....     43,000       1,204,000
    Kenneth Cole Productions, Inc.
      Cl-A*........................     85,100       1,319,050
    Proffitt's, Inc.*..............     58,550       2,159,031
    The Sports Authority, Inc.*....    100,550       2,186,962
    Williams-Sonoma, Inc.*.........     26,000         945,750
    Wolverine World Wide, Inc. ....    145,212       4,211,147
                                                  ------------
                                                    13,989,568
                                                  ------------
SEMI-CONDUCTORS -- 1.9%
    International Rectifier
      Corp.*.......................     64,175         978,669
    Speedfam International,
      Inc.*........................     46,875       1,335,937
    Vitesse Semiconductor, Inc.*...     38,900       1,769,950
                                                  ------------
                                                     4,084,556
                                                  ------------
TELECOMMUNICATIONS -- 10.9%
    Cellular Communications
      International, Inc.*.........     35,375       1,025,875
    Digital Microwave Corp.*.......    124,700       3,476,012
    Heartport, Inc.*...............     68,025       1,556,072
    Intermedia Communications of
      Florida, Inc.*...............     44,125       1,136,219
    LCI International, Inc.*.......     21,600         464,400
    McLeod, Inc. Cl-A*.............     34,500         879,750
    Omnipoint Corp.*...............     14,000         269,500
    P-Com, Inc.*...................    176,525       5,229,552

                                      SHARES         VALUE
                                     ---------    ------------
    Pacific Gateway Exchange,
      Inc.*........................     43,200    $  1,576,800
    Periphonics Corp.*.............    100,000       2,925,000
    Picturetel Corp.*..............     46,750       1,215,500
    Tel-Save Holdings, Inc.*.......     47,375       1,373,875
    Telco Communications Group*....     35,975         629,562
    Teltrend, Inc.*................     21,525         597,319
    Winstar Communications,
      Inc.*........................     70,925       1,489,425
                                                  ------------
                                                    23,844,861
                                                  ------------
TRANSPORTATION -- 2.2%
    Atlas Air, Inc.*...............     54,675       2,610,731
    Mark VII, Inc.*................     60,000       1,661,250
    Rural Metro Corp.*.............     14,800         532,800
                                                  ------------
                                                     4,804,781
                                                  ------------
TOTAL COMMON STOCK
  (COST $155,183,424)..............                188,668,123
                                                  ------------
FOREIGN STOCK -- 5.2%
BROADCASTING -- 1.0%
    Flextech PLC -- (GBP)*.........    187,000       2,170,061
                                                  ------------
BUILDING MATERIALS -- 0.7%
    Hunter Douglas NV -- (NLG).....     23,356       1,577,559
                                                  ------------
CONTAINERS & PACKAGING -- 0.8%
    Hoya Corp. -- (JPY)............     45,000       1,770,428
                                                  ------------
RESTAURANTS -- 0.8%
    J.D. Wetherspoon PLC -- (GBP)..     89,533       1,794,279
                                                  ------------
RETAIL & MERCHANDISING -- 0.8%
    Next PLC -- (GBP)..............    190,000       1,846,888
                                                  ------------
TRANSPORTATION -- 1.1%
    IHC Caland NV -- (NLG).........     40,000       2,288,961
                                                  ------------
TOTAL FOREIGN STOCK
  (COST $7,551,483)................                 11,448,176
                                                  ------------
SHORT TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash
      Fund.........................        500             500
    Temporary Investment Fund......        500             500
                                                  ------------
    (COST $1,000)..................                      1,000
                                                  ------------

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
COMMERCIAL PAPER -- 12.8%
    American Express Credit
      Corp.
      6.30%................  01/03/97   $ 8,398   $  8,395,061
    McCormick and Co., Inc.
      6.00%................  01/02/97    10,000      9,998,333
    Merrill Lynch & Co.,
      Inc.
      5.80%................  01/06/97     9,851      9,843,065
                                                  ------------
    (COST $28,236,459)................              28,236,459
                                                  ------------
TOTAL INVESTMENTS -- 103.8%
  (COST $190,972,366).................             228,353,758
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (3.8%)..............              (8,285,476)
                                                  ------------
NET ASSETS -- 100.0%..................            $220,068,282
                                                  ============

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                      --------   ------------
FOREIGN STOCK -- 95.4%
ARGENTINA -- 0.7%
    Banco de Galicia Buenos Aires
      SA [ADR]......................    14,268   $    345,999
    Banco Frances del Rio de la
      Plata SA [ADR]................    16,411        451,303
    Compania Naviera Perez Companc
      SA............................    90,361        635,238
    Enron Global Power & Pipelines
      LLC...........................     1,356         36,612
    Sociedad Comercial del Plata SA
      [ADR]*........................     1,640         42,328
    Sociedad Comercial del Plata SA
      [ADR] 144A*...................    14,380         36,813
    Telecom Argentina Stet SA Cl-B
      [ADR].........................       941         37,993
    Telecom Argentina Stet-Fran Tel
      SA Cl-B.......................    10,450         43,054
    Telefonica de Argentina SA Cl-B
      [ADR].........................    22,810        590,209
    Transportadora de Gas del Sur SA
      Cl-B [ADR]....................     2,632         32,242
    YPF SA [ADR]....................    18,679        471,645
                                                 ------------
                                                    2,723,436
                                                 ------------
AUSTRALIA -- 1.7%
    Australia & New Zealand Bank
      Group Ltd.....................    59,000        372,182
    Australian Gas Light Co. Ltd....   124,945        711,643
    Broken Hill Proprietary Co.
      Ltd...........................    60,747        865,950
    Coca-Cola Amatil Ltd............     4,251         45,482
    Commonwealth Installments
      Receipts......................    60,900        379,323
    Fletcher Challenge Forest
      Ltd...........................     1,702          2,870
    Howard Smith Ltd................    30,929        254,646
    Lend Lease Corp. Ltd............    14,486        281,170
    National Australia Bank Ltd.....    35,291        415,485
    National Mutual Holdings
      Ltd.*.........................   130,000        194,416
    News Corp. Ltd..................   158,178        835,496
    Publishing & Broadcasting
      Ltd...........................    64,300        313,035
    Sydney Harbour Casino Holdings
      Ltd.*.........................   182,000        280,869
    Tabcorp Holdings Ltd............    99,000        472,516
    Westpac Banking Corp. Ltd.......   101,000        575,261
    WMC Ltd.........................    42,377        267,321
    Woodside Petroleum Ltd..........    86,000        628,701
                                                 ------------
                                                    6,896,366
                                                 ------------
AUSTRIA -- 0.0%
    Energie-Versorgung
      Niederoesterreich AG..........       624         94,134
    Flughafen Wien AG...............     1,581         80,769
                                                 ------------
                                                      174,903
                                                 ------------
BELGIUM -- 1.0%
    Credit Communal Holding Dexia
      SA*...........................     2,026        185,229
    Generale de Banque SA*..........     2,834      1,018,056

                                       SHARES       VALUE
                                      --------   ------------
    Generale de Banque SA-Strip*....       214   $        122
    Kredietbank NV..................     6,500      2,134,849
    UCB SA..........................       251        655,541
                                                 ------------
                                                    3,993,797
                                                 ------------
BRAZIL -- 2.5%
    Brazil Fund, Inc.**.............    29,290        651,703
    Centrais Electrobras SA [ADR]...    44,628        798,841
    Cesp-Cia Energetica de Sao Paolo
      [ADR]*........................     5,020         58,714
    Companhia Energetica de Minas
      Geras [ADR]...................    44,868      1,528,563
    Lojas Americanas SA [ADR].......    23,000        303,255
    Pao de Acucar SA [ADR]*.........    21,420        374,850
    Telebras SA [ADR]...............    64,490      4,933,485
    Telebras SA [ADR] 144A..........       217         16,707
    Uniao Siderurgicas de Minas
      Gerais SA [ADR]...............    78,390        799,656
    Usinas Siderurgicas de Minas
      Gerais SA [ADR]...............    61,345        625,780
    Usinas Siderurgicas de Minas
      Gerais SA [ADR] 144A..........    11,100        113,231
                                                 ------------
                                                   10,204,785
                                                 ------------
CANADA -- 0.3%
    Alcan Aluminium Ltd.............    26,420        892,372
    Royal Bank of Canada............    10,980        385,699
                                                 ------------
                                                    1,278,071
                                                 ------------
CHILE -- 0.5%
    A.F.P. Provida SA [ADR].........     1,152         21,600
    Chile Fund, Inc.**..............     9,294        194,012
    Chilectra Metropolitana SA
      [ADR].........................     4,136        213,451
    Chilgener SA [ADR]..............     6,371        132,995
    Cia de Telecomunicaciones de
      Chile SA [ADR]................     2,390        241,689
    Compania Cervecerias Unidas SA
      [ADR].........................     3,628         58,501
    Empresa Nacional Electridad SA
      [ADR].........................    18,526        287,153
    Enersis SA [ADR]................    12,553        348,346
    Five Arrows Chile Fund Ltd.**...    89,390        250,739
    Five Arrows Chile Investment
      Trust**.......................    29,340         82,445
    Genesis Chile Fund**............     9,350        343,613
                                                 ------------
                                                    2,174,544
                                                 ------------
CHINA -- 0.3%
    Huaneng Power International,
      Inc. [ADR]*...................    51,000      1,147,500
                                                 ------------
CZECH REPUBLIC -- 0.0%
    SPT Telecom AS*.................     1,360        168,433
                                                 ------------
DENMARK -- 0.2%
    Den Danske Bank.................     6,380        515,795
    Tele Danmark AS Cl-B............     2,030        112,290
    Unidanmark AS Cl-A..............     6,110        317,178
                                                 ------------
                                                      945,263
                                                 ------------

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                      --------   ------------
FINLAND -- 0.2%
    Nokia AB Cl-A...................    14,644   $    851,017
                                                 ------------
FRANCE -- 8.6%
    Accor SA........................     4,320        547,891
    Alcatel Alsthom.................     7,720        621,141
    Assurances Generales de
      France........................     7,533        243,572
    AXA SA..........................     6,898        439,422
    Canal Plus......................     3,880        858,344
    Carrefour Supermarche SA........     5,637      3,673,631
    Chargeurs International SA*.....     2,331        115,643
    Cie de Gaz Petrole Warrants*....       217          5,404
    CLF Dexia France Reg'd..........     1,928        167,853
    Compagnie de Saint-Gobain.......    11,740      1,663,448
    Compagnie Generale Des Eaux.....    41,960      5,208,247
    Credit Local de France..........     5,200        453,719
    GTM Entrepose SA................     4,510        208,945
    Guilbert SA.....................     5,003        980,261
    Havas SA........................     2,940        206,583
    L'Oreal.........................     1,607        606,158
    Lapeyre SA......................     8,105        466,245
    Legrand SA......................     3,823        652,382
    Louis Vuitton Moet Hennessy.....    10,760      3,009,718
    Pathe*..........................     2,331        562,467
    Pinault-Printemps Redoute SA....     7,663      3,044,313
    Primagaz Cie....................     5,902        696,122
    Rexel SA........................     2,365        719,046
    Sanofi SA.......................    12,329      1,228,069
    Schneider SA....................    14,250        659,918
    Societe Generale................     2,050        222,005
    Societe Nationale Elf Aquitaine
      SA............................    15,090      1,375,790
    Societe Television Francaise....    11,080      1,060,881
    Sodexho SA......................     4,210      2,348,686
    Total SA Cl-B...................    30,884      2,515,887
                                                 ------------
                                                   34,561,791
                                                 ------------
GERMANY -- 3.8%
    Allianz AG......................       754      1,358,868
    Altana AG.......................       216        168,500
    Bayer AG........................    82,973      3,371,284
    Bilfinger & Berger Bau AG.......    10,700        402,381
    Buderus AG......................       807        390,636
    Deutsche Bank AG................     7,757        362,363
    Fielmann AG Pfd.................     5,723        180,589
    Gehe AG.........................    41,391      2,662,004
    Hoechst AG......................    12,980        602,130
    Hornbach Baumarkt AG............     1,300         41,275
    Hornbach Holdings AG Pfd........     5,870        420,104
    Krones AG Hermann Kronseder
      Maschinenfabrik Pfd...........       456        165,548
    Mannesmann AG...................     1,880        809,978
    Praktiker Bau-Und
      Heimwerkemaerkte AG*..........     3,779         75,728
    Rhoen-Klinikum AG...............     7,030        750,111
    SAP AG..........................     2,110        288,975
    SAP AG Pfd......................     2,368        326,313
    Schering AG.....................     3,695        312,284
    Veba AG.........................    33,965      1,955,695
                                       SHARES       VALUE
                                      --------   ------------
    Veba AG Warrants*...............     1,220   $    391,321
    Volkswagen AG...................       619        256,742
    Volkswagen AG Warrants*.........       370         55,849
                                                 ------------
                                                   15,348,678
                                                 ------------
HONG KONG -- 5.0%
    Cathay Pacific Air..............   464,000        731,890
    Dao Heng Bank Group Ltd.........   243,000      1,165,596
    First Pacific Co. Ltd...........   926,954      1,204,459
    Guangdong Investments Ltd.......   813,000        783,095
    Guangzhou Investment Co. Ltd.... 1,616,000        773,056
    Guoco Group Ltd.................   276,000      1,545,129
    Hong Kong Land Holdings Ltd.....   929,582      2,584,238
    Hopewell Holdings Ltd........... 1,740,000      1,124,830
    Hutchison Whampoa Ltd...........   329,000      2,584,104
    New World Development Co. Ltd...   367,141      2,480,201
    Shanghai Petrochemical Co. Ltd.
      Cl-H.......................... 1,660,000        504,364
    Swire Pacific Ltd. Cl-A.........   208,000      1,983,321
    Wharf Holdings Ltd..............   449,000      2,240,791
    Yizheng Chemical Fibre Co. Ltd.
      Cl-H.......................... 1,306,000        317,445
                                                 ------------
                                                   20,022,519
                                                 ------------
INDONESIA -- 0.0%
    PT Telekomunikasi Indonesia.....    88,000        151,756
                                                 ------------
ITALY -- 1.8%
    Banca Fideuram SPA..............   178,490        390,593
    Ente Nazionale Idrocarburi
      SPA...........................   205,366      1,049,064
    Finanziaria Autogrill SPA*......    36,752         35,450
    Industrie Natuzzi SPA [ADR].....    15,260        350,980
    Istituto Mobiliare Italiano
      SPA...........................    68,710        586,109
    Istituto Nazionale Delle
      Assicurazioni.................   106,480        138,061
    Italgas.........................   112,936        469,455
    La Rinascente SPA...............    22,800        131,654
    La Rinascente SPA Warrants*.....     1,140            500
    Mediolanum SPA*.................    38,440        362,204
    Sasib SPA.......................    39,177         73,136
    Stet di Risp SPA................   139,220        468,177
    Stet Societa' Finanziaria
      Telefonica SPA................   272,480      1,233,669
    Telecom Italia Mobile SPA.......   604,848      1,398,169
    Telecom Italia SPA..............   202,673        523,971
    Unicem SPA*.....................     8,642         56,139
                                                 ------------
                                                    7,267,331
                                                 ------------
JAPAN -- 20.9%
    Advantest Corp..................     6,400        300,493
    Alps Electric Co. Ltd...........    50,000        544,747
    Amada Co. Ltd...................   109,000        848,249
    Canon, Inc......................   162,000      3,585,992
    Citizen Watch Co. Ltd...........    68,000        488,024
    Dai Nippon Screen Manufacturing
      Co. Ltd.......................    88,000        650,584
    Daifuku Co. Ltd.................    18,000        227,237
    Daiichi Pharmaceutical Co.
      Ltd...........................   112,000      1,801,297
    Daiwa House Industry Co. Ltd....   141,000      1,816,602

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                      --------   ------------
    DDI Corp........................       170   $  1,125,984
    Denso Corp. Ltd.................   145,000      3,498,054
    East Japan Railway Co...........       358      1,612,780
    Fanuc Co........................    26,000        834,068
    Hitachi Ltd.....................   193,000      1,802,335
    Hitachi Zosen Corp..............   181,000        704,280
    Honda Motor Co..................    11,000        314,829
    Inax............................    46,000        341,271
    Ishihara Sangyo Kaisha Ltd.*....    56,000        135,581
    Ito-Yokado Co. Ltd..............    42,000      1,830,350
    Kao Corp........................    47,000        548,638
    Kawada Industries...............    14,000         85,949
    Kokuyo..........................    58,000      1,434,328
    Komatsu Ltd.....................   135,000      1,108,949
    Komori Corp.....................    49,000      1,042,283
    Kumagai Gumi Co. Ltd............    88,000        218,383
    Kuraray Co. Ltd.................   126,000      1,165,759
    Kyocera Corp....................    51,000      3,183,917
    Makita Corp.....................    84,000      1,176,654
    Matsushita Electric Industrial
      Co............................   153,000      2,500,389
    Mauri Co. Ltd...................   101,000      1,825,249
    Mitsubishi Corp.................    65,000        674,449
    Mitsubishi Heavy Industries
      Ltd...........................   454,000      3,611,587
    Mitsubishi Paper Mills Ltd......    64,000        250,687
    Mitsui Fudosan..................   243,000      2,437,354
    Mitsui Petrochemical
      Industries....................    43,000        223,087
    Murata Manufacturing Co. Ltd....    56,000      1,864,246
    National House Industrial.......    26,000        346,217
    NEC Corp........................   288,000      3,486,381
    Nippon Hodo.....................    22,000        254,907
    Nippon Steel Co.................   705,000      2,084,825
    Nippon Telegraph & Telephone
      Corp..........................       142      1,078,046
    Nomura Securities Co. Ltd.......   150,000      2,256,809
    Pioneer Electronic Corp.........    68,000      1,299,438
    Sangetsu Co. Ltd................    11,000        230,177
    Sankyo Co. Ltd..................   104,000      2,949,589
    Sega Enterprises................    15,700        529,442
    Sekisui Chemical Co. Ltd........   165,000      1,669,261
    Sekisui House Ltd...............   107,000      1,091,742
    Seven Eleven Japan..............    16,000        938,003
    Sharp Corp......................   135,000      1,926,070
    Shin-Etsu Chemical Co...........    95,000      1,733,247
    Shiseido Co. Ltd................    30,000        347,601
    Sony Corp.......................    37,700      2,474,215
    Sumitomo Corp...................   218,000      1,721,003
    Sumitomo Electric Industries....   211,000      2,955,642
    Sumitomo Forestry Co............    73,000        890,013
    TDK Corp........................    37,000      2,415,478
    Teijin Ltd......................   303,000      1,325,707
    Tokio Marine & Fire Insurance
      Co............................    47,000        442,974
    Tokyo Electron Ltd..............    17,000        521,833
    Tokyo Steel Manufacturing.......    56,500        806,096
    Toppan Printing Co. Ltd.........    95,000      1,191,094
    UNY Co. Ltd.....................    51,000        934,890
    Yurtec Corp.....................    22,050        299,339
                                                 ------------
                                                   84,014,704
                                                 ------------
                                       SHARES       VALUE
                                      --------   ------------
KOREA -- 0.7%
    Cho Hung Bank Co. Ltd...........    41,600   $    334,670
    Hanil Bank......................    25,200        173,814
    Hanil Securities Co.*...........    14,060        102,662
    Kookmin Bank....................    14,003        229,903
    Korea Electric Power Corp.......    22,700        664,074
    Pohang Iron & Steel Co. Ltd.....     6,030        346,802
    Samsung Electronics Co.*........     8,702        468,397
    Samsung Electronics Co. [GDR]
      144A*.........................     1,986         24,209
    Samsung Electronics Co. [GDS]
      144A*.........................       108          2,787
    Samsung Fire and Marine
      Insurance.....................       165         67,519
    Seoul Bank*.....................    11,000         55,595
    Shinhan Bank....................     7,110        114,737
    Yukong Ltd......................     8,383        159,505
    Yukong Ltd. Cl-F*...............       525          9,989
                                                 ------------
                                                    2,754,663
                                                 ------------
MALAYSIA -- 3.3%
    Affin Holdings BHD..............   614,000      1,689,819
    Berjaya Sports Toto BHD.........   268,000      1,337,188
    Commerce Asset Holding BHD......   136,000      1,023,245
    MBF Capital BHD.................   526,000        853,998
    Multi-Purpose Holdings BHD......   673,000      1,305,865
    Multi-Purpose Holdings BHD
      Rights*.......................   673,000              0
    Renong BHD......................   680,000      1,206,352
    Renong BHD Iculs*...............    79,000         33,160
    Resorts World BHD...............   161,000        733,180
    Tanjong PLC.....................   329,000      1,315,844
    Technology Resources Industries
      BHD*..........................   247,000        487,095
    Time Engineering BHD............   190,000        352,117
    United Engineers Ltd. ..........   307,000      2,771,789
                                                 ------------
                                                   13,109,652
                                                 ------------
MEXICO -- 1.6%
    Cementos de Mexico
      SA de CV [ADS]................    65,090        464,092
    Cemex SA [ADS] 144A.............    50,068        356,985
    Cemex SA Cl-B...................    67,925        264,038
    Cifra SA de CV Cl-B [ADR]*......   575,870        703,713
    Fomento Economico Mexicano
      SA Cl-B.......................    46,409        157,998
    Gruma SA Cl-B...................   110,638        671,811
    Gruma SA de CV [ADS] 144A*......     8,835        212,482
    Grupo Embotelladoras de Mexico
      SA Cl-B*......................    10,080          3,829
    Grupo Financiero Banamex SA
      Cl-B*.........................   146,200        305,698
    Grupo Financiero Banamex SA
      Cl-L*.........................     4,184          7,951
    Grupo Financiero Bancomer SA
      Cl-B [GDR]*...................     2,330         18,780
    Grupo Financiero Bancomer SA
      Cl-L*.........................     1,725            563

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                      --------   ------------
    Grupo Industrial Maseca SA
      de CV Cl-B....................   218,095   $    274,281
    Grupo Modelo SA Cl-C............    48,506        279,131
    Grupo Televisia SA [GDR]*.......     5,034        128,996
    Kimberly-Clark de Mexico SA
      Cl-A..........................    22,464        436,610
    Panamerica Beverages, Inc.
      Cl-A..........................    14,270        668,906
    Telefonos de Mexico SA
      Cl-L [ADR]....................    42,014      1,386,462
                                                 ------------
                                                    6,342,326
                                                 ------------
NETHERLANDS -- 10.4%
    ABN AMRO Holding NV.............    33,903      2,209,356
    AKZO Nobel NV...................     1,902        260,246
    CSM NV..........................    30,721      1,709,889
    Elsevier NV.....................   446,712      7,562,610
    Fortis Amev NV..................    38,702      1,357,532
    Gucci Group NV..................     2,782        177,353
    Hagemeyer NV....................     7,792        623,884
    ING Groep NV....................    95,792      3,454,466
    ING Groep Warrants*.............    79,813        573,795
    Koninklijke Ahold NV............    27,381      1,714,487
    Koninklijke PTT Nederland NV....    11,749        448,898
    Nutricia Verenigde Bedrijven
      NV............................     6,130        932,934
    Otra NV.........................     6,490        111,754
    Polygram NV.....................    47,347      2,415,663
    Royal Dutch Petroleum Co. NV....    45,766      8,037,176
    Unilever NV.....................    14,440      2,558,479
    Wolters Kluwer NV...............    57,727      7,681,091
                                                 ------------
                                                   41,829,613
                                                 ------------
NEW ZEALAND -- 0.6%
    Air New Zealand Ltd. ...........    72,545        196,941
    Carter Holt Harvey Ltd. ........    79,700        180,867
    Fernz Corp. Ltd. ...............    45,100        154,638
    Fletcher Challenge Building
      Ltd. .........................    98,250        302,147
    Fletcher Challenge Energy
      Ltd. .........................    18,250         52,899
    Fletcher Challenge Forest
      Ltd. .........................   341,573        572,307
    Fletcher Challenge Paper
      Ltd. .........................    29,500         60,689
    Telecom Corp. of New Zealand
      Ltd. .........................   185,000        944,291
                                                 ------------
                                                    2,464,779
                                                 ------------
NORWAY -- 1.7%
    Bergesen D.Y. AS Cl-A...........     5,170        126,801
    Norsk Hydro AS..................    64,870      3,518,615
    Orkla AS Cl-A...................    40,140      2,808,317
    Saga Petroleum AS Cl-B..........    15,160        238,346
                                                 ------------
                                                    6,692,079
                                                 ------------
PANAMA -- 0.1%
    Banco Latinamericano de
      Exportaciones SA Cl-E.........     4,035        204,776
                                                 ------------
PERU -- 0.0%
    Telefonica del Peru SA C1-B
      [ADR].........................     5,598        106,362
    Telefonica del Peru SA Cl-B.....    26,690         49,957
                                                 ------------
                                                      156,319
                                                 ------------
                                       SHARES       VALUE
                                      --------   ------------
PHILIPPINES -- 0.1%
    Philippine National Bank*.......    43,400   $    515,684
                                                 ------------
PORTUGAL -- 0.5%
    Estabelecimentos Jeronimo
      Martins & Filho...............    16,550        853,983
    Estabelecimentos Jeronimo
      Martins & Filho Bond Warrants
      [CVT]*........................    16,550        146,011
    Estabelecimentos Jeronimo
      Martins & Filho Bonus
      Rights*.......................    16,550        284,661
    Estabelecimentos Jeronimo
      Martins & Filho New Shares*...    16,550        569,519
                                                 ------------
                                                    1,854,174
                                                 ------------
RUSSIA -- 0.0%
    Gazprom [ADS]*..................     5,750        101,488
                                                 ------------
SINGAPORE -- 2.3%
    City Developments...............    33,000        297,297
    DBS Land Ltd. ..................   190,000        699,628
    Developmental Bank of Singapore
      Ltd. Cl-F.....................    41,000        554,054
    Far East Levingston Shipbuilding
      Ltd. .........................    52,000        271,414
    Fraser & Neave Ltd. ............    81,000        833,977
    Keppel Corp. Ltd. ..............    44,000        342,914
    Overseas Union Bank Ltd. Cl-F...   222,000      1,714,286
    Singapore Airlines Ltd. ........    10,000         90,805
    Singapore Land Ltd. ............   161,000        892,142
    Singapore Press Holdings
      Ltd. .........................    63,000      1,243,243
    Total Access Communication
      Ltd. .........................    12,000         82,800
    United Industrial Corp. Ltd. ...   327,000        275,890
    United Overseas Bank Ltd. ......   164,400      1,833,719
    United Overseas Bank Ltd.
      Warrants*.....................    27,092         95,692
                                                 ------------
                                                    9,227,861
                                                 ------------
SPAIN -- 2.6%
    Aquas de Barcelona Rfd.*........        58          2,406
    Argentaria SA...................    12,814        575,165
    Banco Popular Espanol SA........     5,190      1,022,443
    Banco Santander SA..............    16,946      1,087,927
    Centros Comerciales Continente
      SA............................     6,360        130,698
    Centros Comerciales Pryca SA....    14,319        304,212
    Empresa Nacional de
      Electridad SA.................    31,785      2,268,954
    Fomento de Construcciones y
      Contratas SA..................     1,297        121,243
    Gas Natural SDG.................     6,233      1,454,238
    General de Aguas de Barcelona
      SA............................     4,081        170,252
    Iberdrola SA....................    86,553      1,230,358
    Repsol SA.......................    43,588      1,676,980
    Repsol SA [ADR].................       110          4,194
    Telefonica de Espana SA.........    18,270        425,557
                                                 ------------
                                                   10,474,627
                                                 ------------

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                      --------   ------------
SWEDEN -- 2.7%
    ABB AB Cl-A.....................     6,680   $    757,314
    Astra AB Cl-B...................    95,480      4,625,056
    Atlas Copco AB Cl-B.............    40,130        980,812
    Electrolux AB Cl-B..............    22,740      1,325,850
    Esselte AB......................     5,800        128,948
    Hennes & Mauritz AB Cl-B........    10,350      1,438,537
    Sandvik AB Cl-A.................     6,140        166,339
    Sandvik AB Cl-B.................    43,420      1,182,688
    Scribona AB Cl-B................     5,500         61,949
    Stora Kopparbergs Bergslags
      Aktiebolag AB Cl-B............    20,740        283,988
                                                 ------------
                                                   10,951,481
                                                 ------------
SWITZERLAND -- 4.2%
    ABB AG..........................     2,439      3,034,398
    CS Holding AG...................     7,130        732,552
    Nestle SA.......................     3,048      3,272,791
    Novartis AG*....................     3,960      4,536,042
    Roche Holding AG................       525      4,085,687
    Swiss Bank Corp.................     5,920      1,125,786
                                                 ------------
                                                   16,787,256
                                                 ------------
THAILAND -- 0.4%
    Advanced Information
      Services PLC..................    26,700        228,961
    Bangkok Bank PLC................    67,400        651,538
    Siam Cement Co. PLC.............     3,000         94,017
    Siam Commercial Bank PLC........    34,300        248,677
    Thai Farmers Bank PLC...........    41,400        258,195
                                                 ------------
                                                    1,481,388
                                                 ------------
UNITED KINGDOM -- 16.6%
    Abbey National PLC..............   304,000      3,983,420
    Argos PLC.......................   158,749      2,089,661
    Asda Group PLC..................   704,450      1,484,145
    British Gas PLC.................   126,210        485,323
    British Petroleum Co. PLC.......   124,840      1,497,900
    Cable & Wireless PLC............   267,000      2,220,350
    Cadbury Schweppes PLC...........   205,456      1,733,190
    Caradon PLC.....................   315,700      1,292,390
    Coats Viyella PLC...............    91,270        207,922
    Compass Group PLC...............   117,000      1,237,496
    David Smith Holdings PLC........   197,900      1,064,379
    East Midlands Electricity PLC...    48,385        551,544
    Electrocomponents PLC...........   100,000        791,340
    GKN PLC.........................    17,000        291,477
    Glaxo Wellcome PLC..............   189,000      3,068,960
                                       SHARES       VALUE
                                      --------   ------------
    Grand Metropolitan PLC..........   336,300   $  2,643,995
    Guinness PLC....................   267,640      2,097,313
    Heywood Williams Group PLC......    32,010        130,218
    Hillsdown Holdings PLC..........    95,160        325,991
    Kingfisher PLC..................   281,950      3,049,766
    Ladbroke Group PLC..............   150,000        593,505
    Laing, (John) PLC Cl-A..........    70,000        335,120
    London Electricity PLC..........   105,517      1,229,905
    National Westminster Bank PLC...   542,670      6,371,832
    Rank Group PLC..................   207,120      1,545,010
    Reed International PLC..........   258,370      4,874,697
    Rolls-Royce PLC.................    78,140        344,645
    RTZ Corp. PLC...................   136,600      2,191,187
    Safeway PLC.....................   254,660      1,762,232
    Sears PLC.......................    75,490        122,838
    Shell Transport & Trading Co.
      PLC...........................   225,000      3,898,248
    Smithkline Beecham PLC..........   449,220      6,228,694
    T & N PLC.......................   181,680        539,918
    Tesco PLC.......................   208,000      1,262,992
    Tomkins PLC.....................   584,220      2,686,840
    United News & Media PLC.........   231,470      2,757,483
                                                 ------------
                                                   66,991,926
                                                 ------------
VENEZUELA -- 0.1%
    Cia Anonima Nacional Tele
      Venezuela [ADS]*..............     8,050        226,406
                                                 ------------
TOTAL FOREIGN STOCK
  (COST $337,575,748)...............              384,091,392
                                                 ------------

                                      PRINCIPAL
                                      IN LOCAL
                                      CURRENCY
                           MATURITY    (000)
                           --------   --------
FOREIGN BONDS -- 0.0%
BELGIUM -- 0.0%
    Kredietbank NV
      5.75%..............  11/30/03       900           39,413
                                                  ------------
ITALY -- 0.0%
    Danieli & Co.
      7.25%..............  01/01/00     4,380            2,903
                                                  ------------
TOTAL FOREIGN BONDS
  (COST $29,477)...................                     42,316
                                                  ------------
TOTAL INVESTMENTS -- 95.4%
  (COST $337,605,225)..............                384,133,708
OTHER ASSETS LESS
  LIABILITIES -- 4.6%..............                 18,425,379
                                                  ------------
NET ASSETS -- 100.0%...............               $402,559,087
                                                  ============

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1996:

              PRINCIPAL
               AMOUNT        CONTRACTED                      UNREALIZED
               COVERED        EXCHANGE      EXPIRATION      APPRECIATION
  TYPE       BY CONTRACT        RATE          MONTH        (DEPRECIATION)
-----------------------------------------------------------------------------
Buy ESP       $ 260,551       130.8050         01/97          $  2,745
Buy MYR         355,259         2.5270         01/97               214
                                                              ---------
                                                              $  2,959
                                                              ---------
Sell FRF      $ 525,531         5.2260         01/97          $ (4,734)
                                                              =========

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

 * Non-income producing securities.
** Closed-end funds.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.2% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                               MATURITY    (000)       VALUE
                               --------- ---------  -----------
FOREIGN BONDS -- 82.3%
AUSTRALIA -- 3.8%
    Australian Government
      7.00%................... 04/15/00      4,650  $ 3,741,817
                                                    -----------
CANADA -- 6.5%
    Canadian Government
      6.25%................... 09/15/98      3,200    2,419,427
      7.25%................... 06/01/03      1,200      935,942
      8.00%................... 06/01/23      1,550    1,258,705
    Province of Ontario
      8.25%................... 12/01/05      1,000      820,142
    Province of Quebec
      7.75%................... 03/30/06      1,200      939,697
                                                    -----------
                                                      6,373,913
                                                    -----------
CZECH REPUBLIC -- 1.5%
    Czech Electric Co.
      14.375%................. 01/27/01     14,000      531,273
    European Bank
      Reconstruction &
      Development
      11.50%.................. 07/08/97      8,000      293,343
    European Investment Bank
      11.00%.................. 10/10/01      8,000      294,660
    International Bank
      Reconstruction &
      Development Global Bond
      11.50%.................. 10/09/97      8,000      293,343
                                                    -----------
                                                      1,412,619
                                                    -----------
DENMARK -- 3.9%
    Kingdom of Denmark
      7.00%................... 11/15/07      8,000    1,384,076
    Nykredit
      7.00%................... 10/01/16     11,502    1,976,252
      6.00%................... 10/01/26      3,000      442,693
                                                    -----------
                                                      3,803,021
                                                    -----------
EUROPEAN CURRENCY UNIT -- 2.7%
    French O.A.T.
      7.50%................... 04/25/05      1,000    1,385,346
    Republic of Portugal
      6.00%................... 02/16/04        995    1,262,798
                                                    -----------
                                                      2,648,144
                                                    -----------
FINLAND -- 0.7%
    Finnish Government
      7.25%................... 04/18/06      3,000      699,605
                                                    -----------
FRANCE -- 3.4%
    French Treasury Bill
      4.50%................... 10/12/98      6,000    1,178,272
      7.75%................... 04/12/00      8,000    1,717,275
    French O.A.T. Principal
      Strip
      6.46%................... 10/25/05      4,000      464,915
                                                    -----------
                                                      3,360,462
                                                    -----------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                               MATURITY    (000)       VALUE
                               --------- ---------  -----------
GERMANY -- 14.5%
    Bundesobligation
      5.75%................... 08/22/00      3,500  $ 2,385,784
    Deutscheland Republic
      6.25%................... 04/26/06      2,750    1,849,317
    Federal National Mtge.
      Assoc. Global Bond
      5.00%................... 02/16/01      3,500    2,307,905
    General Electric Capital
      Corp.
      7.25%................... 02/03/00      1,580    1,119,258
    Inter-America Development
      Bank
      7.00%................... 06/08/05      4,500    3,161,371
    KFW International Finance,
      Inc.
      6.75%................... 06/20/05      3,500    2,391,021
    Land Baden-Wuerttemberg
      6.50%................... 07/21/06      1,500    1,004,229
                                                    -----------
                                                     14,218,885
                                                    -----------
GREECE -- 1.0%
    Hellenic Republic [FRN]
      14.30%.................. 08/14/03    230,000      951,128
                                                    -----------
HUNGARY -- 0.8%
    Hungarian Government
      23.50%.................. 11/06/97     60,000      378,267
      24.00%.................. 03/21/98     45,000      288,407
      21.50%.................. 10/03/98     25,000      156,900
                                                    -----------
                                                        823,574
                                                    -----------
IRELAND -- 1.1%
    Irish Government Treasury
      8.00%................... 10/18/00        600    1,085,588
                                                    -----------
ITALY -- 9.6%
    Italian Government
      9.50%................... 12/01/99  2,000,000    1,412,205
      9.50%................... 02/01/01  4,700,000    3,386,529
      8.25%................... 07/01/01  1,000,000      699,803
      9.00%................... 10/01/03  3,000,000    2,154,528
      8.75%................... 07/01/06  2,500,000    1,797,080
                                                    -----------
                                                      9,450,145
                                                    -----------
JAPAN -- 12.0%
    Asian Development Bank
      3.125%.................. 06/29/05    288,000    2,626,338
    Export-Import Bank of
      Japan
      4.375%.................. 10/01/03    150,000    1,475,326
      2.875%.................. 07/28/05    200,000    1,754,980
    International Bank
      Reconstruction &
      Development Global Bond
      4.75%................... 12/20/04    200,000    2,036,782

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                               MATURITY    (000)       VALUE
                               --------- ---------  -----------
    Japanese Government
      3.10%................... 03/20/06    180,000  $ 1,608,872
    Republic of Austria
      5.00%................... 01/22/01    150,000    1,486,808
      4.50%................... 09/28/05     80,000      801,264
                                                    -----------
                                                     11,790,370
                                                    -----------
NETHERLANDS -- 1.7%
    Netherlands Government
      9.00%................... 01/15/01      2,500    1,687,877
                                                    -----------
PHILIPPINES -- 0.3%
    Philippines Government
      12.50%.................. 04/25/01      8,000      295,867
                                                    -----------
SPAIN -- 3.7%
    Spanish Government
      7.90%................... 02/28/02    150,000    1,236,349
      10.90%.................. 08/30/03    250,000    2,385,468
                                                    -----------
                                                      3,621,817
                                                    -----------
SWEDEN -- 1.7%
    Swedish Government
      10.25%.................. 05/05/00     10,000    1,700,658
                                                    -----------
UNITED KINGDOM -- 13.4%
    Alliance & Leicester BHD
      8.75%................... 12/07/06        500      874,627
    Annington Finance
      7.75%................... 10/02/11        500      859,968
    Bayerische Landesbank
      Girozentrale
      8.50%................... 02/26/03        400      709,475
    Deutsche Siedlungs Bank
      Finance BV
      7.50%................... 12/27/00        900    1,554,096
    Dresdner Finance BV
      7.125%.................. 12/28/01        500      846,258
    Guaranteed Export Finance
      Corp.
      10.625%................. 09/15/01        750    1,432,376
    Halifax Building Society
      8.75%................... 07/10/06        750    1,329,605
    Swiss Bank Corp.
      8.75%................... 06/20/05        500      892,672
    United Kingdom Treasury
      7.00%................... 11/06/01        450      762,596
      8.00%................... 06/10/03        560      989,774
      6.75%................... 11/26/04      1,000    1,645,413
      6.25%................... 11/25/10        800    1,207,564
                                                    -----------
                                                     13,104,424
                                                    -----------

TOTAL FOREIGN BONDS
  (COST $79,486,836)....................             80,769,914
                                                    -----------

                                            PAR
                               MATURITY    (000)       VALUE
                               --------- ---------  -----------
SOVEREIGN ISSUES -- 8.1%
ARGENTINA -- 1.3%
    Republic of Argentina
      [FRB, BRB]
      6.625%.................. 03/31/05  $     608  $   529,751
    Republic of Argentina
      Bocon Pre II [FRN, PIK]
      5.375%.................. 04/01/01        505      623,675
    Republic of Argentina
      Bocon Pre IV [FRN, PIK]
      5.6875%................. 09/01/02        150      161,438
                                                    -----------
                                                      1,314,864
                                                    -----------
BRAZIL -- 0.9%
    Republic of Brazil
     Capitalization [FRB, BRB]
      8.00%................... 04/15/14        980      723,526
    Republic of Brazil Disc.
      ZL [FRN, BRB]
      6.50%................... 04/15/24        250      192,969
                                                    -----------
                                                        916,495
                                                    -----------
BULGARIA -- 0.2%
    National Republic of
      Bulgaria [FRN]
      6.6875%................. 07/28/11        200      102,750
      2.25%................... 07/28/12        320      123,000
                                                    -----------
                                                        225,750
                                                    -----------
ECUADOR -- 0.2%
    Republic of Ecuador PDI
      [FRN]
      3.00%................... 02/27/15        238      146,316
                                                    -----------
MEXICO -- 0.8%
    Grupo Elektra SA
      12.75%.................. 05/15/01        200      214,000
    United Mexican States Cl-A
      [BRB, FRB] (with Value
      Recovery Rights
      Attached)
      6.25%................... 12/31/19        250      183,438
    United Mexican States
      Global Bond
      11.375%................. 09/15/16        375      390,000
                                                    -----------
                                                        787,438
                                                    -----------
PANAMA -- 0.3%
    Republic of Panama [FRN]
      6.5468%................. 05/10/02        258      249,367
                                                    -----------
PERU -- 0.2%
    Peru Interest Note [WI]
      3.25%................... 12/29/49        350      192,063
                                                    -----------
PHILIPPINES -- 1.6%
    Philippines Peso Linked
      Note
      9.4678%................. 01/06/97        650      649,122
      9.3253%................. 12/11/97        950      868,300
                                                    -----------
                                                      1,517,422
                                                    -----------

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                            PAR
                               MATURITY    (000)       VALUE
                               --------- ---------  -----------

POLAND -- 0.6%

    Government of Poland PDI
      3.75%................... 10/27/14  $     250  $   211,250
      4.00%................... 10/27/14        125      105,625
    Poland Communication, Inc.
      9.875%.................. 11/01/03        300      298,500
                                                    -----------
                                                        615,375
                                                    -----------
RUSSIA -- 1.1%
    Republic of Kazakhstan
      9.25%................... 12/20/99        100      100,125
    Russia Loan Participation*
      0.00%................... 06/20/26      1,050      835,406
    Russian Interest Note [WI]
      0.75%................... 12/29/49        250      173,594
                                                    -----------
                                                      1,109,125
                                                    -----------
VENEZUELA -- 0.9%
    Republic of Venezuela
      [FRN, BRB]
      6.625%.................. 12/18/07      1,000      882,500
                                                    -----------
TOTAL SOVEREIGN ISSUES
  (COST $7,344,712).....................              7,956,715
                                                    -----------
                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                           (000)
                                         ---------
PURCHASED OPTIONS -- 0.0%
    Put Option on German
      Deutschemarks,
      Strike Price DEM 1.55,
      Expire 01/17/97
      (COST $38,720)....................     6,820       29,040
                                                    -----------
TOTAL INVESTMENTS -- 90.4%
  (COST $86,870,268)....................             88,755,669
OTHER ASSETS LESS LIABILITIES -- 9.6%...              9,479,111
                                                    -----------
NET ASSETS -- 100.0%....................            $98,234,780
                                                    ===========

Foreign currency exchange contracts outstanding at December 31, 1996:

                   PRINCIPAL
                    AMOUNT        CONTRACTED                UNREALIZED
                    COVERED        EXCHANGE   EXPIRATION   APPRECIATION
TYPE              BY CONTRACT        RATE       MONTH     (DEPRECIATION)
------------------------------------------------------------------------
(DOLLAR BASED)
Buy      GBP      $  457,604         0.5894      01/97      $    4,281
Buy      IEP         199,278         0.6035      01/97           4,712
Buy      ITL         500,000      1,515.2000     01/97          (2,374)
Buy      JPY      13,091,589       110.9825      01/97        (473,365)
Buy      MYR         525,000         2.5027      01/97          (5,087)
                                                            ----------
                                                            $ (471,833)
                                                            ==========
Sell     MYR      $  521,251         2.5207      01/97      $    1,339
                                                            ==========

           PRINCIPAL                PRINCIPAL                UNREALIZED
           IN LOCAL                 IN LOCAL   EXPIRATION   APPRECIATION
 BUY       CURRENCY        SELL     CURRENCY     MONTH     (DEPRECIATION)
-------------------------------------------------------------------------
AUD            594,389      DEM       750,000     01/97      $  (15,437)
AUD            737,244      GBP       360,000     01/97         (30,047)
DEM          2,350,047      GBP       934,412     01/97         (67,828)
ECU            709,946      SEK     6,021,903     01/97           4,413
ESP        159,687,880      IEP       749,603     01/97         (38,058)
ITL      1,621,920,728      DEM     1,629,776     01/97           4,425
JPY        100,315,350      ECU       709,946     01/97         (23,090)
NOK          5,637,020      DKK     5,172,052     01/97           6,231
                                                             ----------
                                                             $ (159,391)
                                                             ==========

--------------------------------------------------------------------------------

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

BERGER CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 90.4%
AEROSPACE -- 2.0%
    Boeing Co. ........................  25,000  $  2,659,375
                                                 ------------
AUTOMOTIVE PARTS -- 1.3%
    Lear Seating Corp.*................  50,000     1,706,250
                                                 ------------
CHEMICALS -- 1.7%
    Praxair, Inc.......................  50,000     2,306,250
                                                 ------------
COMPUTER HARDWARE -- 1.9%
    3Com Corp.*........................  35,000     2,568,125
                                                 ------------
COMPUTER SERVICES & SOFTWARE -- 11.8%
    BMC Software, Inc.*................  50,000     2,068,750
    Cadence Design Systems, Inc.*......  55,000     2,186,250
    Cisco Systems, Inc.*...............  25,000     1,590,625
    Computer Associates International,
      Inc..............................  45,000     2,238,750
    Informix Corp.*....................  80,000     1,630,000
    Microsoft Corp.*...................  30,000     2,478,750
    National Data Corp.................  50,000     2,175,000
    Oracle Corp.*......................  40,000     1,670,000
                                                 ------------
                                                   16,038,125
                                                 ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.0%
    Altera Corp.*......................  30,000     2,180,625
    Input-Output, Inc.*................ 115,000     2,127,500
    Sanmina Corp.*.....................  45,000     2,542,500
                                                 ------------
                                                    6,850,625
                                                 ------------
ENTERTAINMENT & LEISURE -- 1.3%
    Hasbro, Inc........................  45,000     1,749,375
                                                 ------------
FARMING & AGRICULTURE -- 1.7%
    Agco, Inc..........................  80,000     2,290,000
                                                 ------------
FINANCIAL-BANK & TRUST -- 3.9%
    Citicorp...........................  25,000     2,575,000
    Wells Fargo & Co...................  10,000     2,697,500
                                                 ------------
                                                    5,272,500
                                                 ------------
FINANCIAL SERVICES -- 3.9%
    Federal Home Loan Mtge. Corp.......  25,000     2,753,125
    Federal National Mtge. Assoc.......  70,000     2,607,500
                                                 ------------
                                                    5,360,625
                                                 ------------
HEALTHCARE SERVICES -- 3.0%
    Oxford Health Plans, Inc.*.........  35,000     2,049,688
    United Healthcare Corp.............  45,000     2,025,000
                                                 ------------
                                                    4,074,688
                                                 ------------
INSURANCE -- 2.1%
    Conseco, Inc.......................  45,000     2,868,750
                                                 ------------
MEDICAL SUPPLIES & EQUIPMENT -- 5.6%
    Amerisource Health Corp. Cl-A*.....  50,000     2,412,500
    Boston Scientific Corp.*...........  50,000     3,000,000
    Steris Corp.*......................  50,000     2,175,000
                                                 ------------
                                                    7,587,500
                                                 ------------

                                        SHARES      VALUE
                                        -------  ------------
OIL & GAS -- 14.0%
    BJ Services Co.*...................  50,000  $  2,550,000
    Diamond Offshore Drilling*.........  20,000     1,140,000
    Ensco International, Inc.*.........  40,000     1,940,000
    Falcon Drilling Co., Inc.*.........  70,000     2,747,500
    Petroleum Geo Services [ADR]*......  50,000     1,950,000
    Schlumberger Ltd...................  25,000     2,496,875
    Tidewater, Inc.....................  40,000     1,810,000
    Transocean Offshore, Inc...........  40,000     2,505,000
    Western Atlas, Inc.*...............  28,000     1,984,500
                                                 ------------
                                                   19,123,875
                                                 ------------
PHARMACEUTICALS -- 11.7%
    Biochem Pharma, Inc.*..............  40,000     2,010,000
    Biogen, Inc.*......................  65,000     2,518,750
    Cardinal Health, Inc...............  30,000     1,747,500
    Incyte Pharmaceuticals, Inc.*......   7,700       396,550
    Lilly, (Eli) & Co..................  35,000     2,555,000
    McKesson Corp......................  35,000     1,960,000
    Pfizer, Inc........................  30,000     2,486,250
    Warner Lambert Co..................  30,000     2,250,000
                                                 ------------
                                                   15,924,050
                                                 ------------
REAL ESTATE -- 4.7%
    Innkeepers USA Trust [REIT]........ 150,000     2,081,250
    Patriot American Hospitality, Inc.
      [REIT]...........................  50,000     2,156,250
    Starwood Lodging Trust [REIT]......  40,000     2,205,000
                                                 ------------
                                                    6,442,500
                                                 ------------
RETAIL & MERCHANDISING -- 0.7%
    Saks Holdings, Inc.*...............  36,600       988,200
                                                 ------------
SEMI-CONDUCTORS -- 8.4%
    Adaptec, Inc.*.....................  60,000     2,400,000
    Analog Devices, Inc.*..............  75,000     2,540,625
    Atmel Corp.*.......................  60,000     1,987,500
    Intel Corp.........................  20,000     2,618,750
    VLSI Technology, Inc.*.............  80,000     1,910,000
                                                 ------------
                                                   11,456,875
                                                 ------------
TELECOMMUNICATIONS -- 4.5%
    Boston Technology, Inc.*...........  75,000     2,156,250
    Nokia Corp. Cl-A [ADR].............  70,000     4,033,750
                                                 ------------
                                                    6,190,000
                                                 ------------
TRANSPORTATION -- 1.2%
    Atlas Air, Inc.*...................  35,000     1,671,250
                                                 ------------
TOTAL COMMON STOCK
  (COST $107,785,138)..................           123,128,938
                                                 ------------
PREFERRED STOCK -- 2.2%
HEALTHCARE SERVICES
    Pacificare Health Systems, Inc.
      Cl-B
    (COST $3,031,827)..................  35,000     2,983,750
                                                 ------------

BERGER CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
SHORT TERM INVESTMENTS -- 0.7%
    Temporary Investment Cash Fund..... 506,824  $    506,824
    Temporary Investment Fund.......... 506,824       506,824
                                                 ------------
    (COST $1,013,648)..................             1,013,648
                                                 ------------

                                          PAR
                             MATURITY    (000)
                             ---------   ------
U.S. TREASURY OBLIGATIONS -- 6.6%
    U.S. Treasury Bill
      4.77%
      (COST $8,948,722).....  02/13/97   $9,000      8,948,722
                                                   -----------

                                                     VALUE
                                                  ------------
TOTAL INVESTMENTS -- 99.9%
  (COST $120,779,335).................            $136,075,058
OTHER ASSETS LESS
  LIABILITIES -- 0.1%.................                 171,796
                                                   -----------
NET ASSETS -- 100.0%..................            $136,246,854
                                                   ===========

--------------------------------------------------------------------------------

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                      ---------    -----------
FOREIGN STOCK -- 80.9%
AUSTRALIA -- 1.3%
    Village Roadshow Ltd............    396,000    $ 1,553,003
                                                   -----------
BELGIUM -- 0.7%
    S.A. D'ieteren NV...............      4,250        877,783
                                                   -----------
CANADA -- 3.1%
    Cinar Films, Inc. Cl-B*.........     47,500      1,235,000
    Gulf Canada Resources Ltd.*.....    320,000      2,360,000
                                                   -----------
                                                     3,595,000
                                                   -----------
CHILE -- 1.1%
    Banco de A. Edwards [ADR].......     53,000        950,688
    Compania Cervecerias Unidas SA
      [ADR].........................     17,900        288,638
                                                   -----------
                                                     1,239,326
                                                   -----------
DENMARK -- 1.5%
    Kobenhavns Lufthavne............     17,400      1,776,900
                                                   -----------
FINLAND -- 5.3%
    Amer Group Ltd..................     95,000      1,965,803
    KCI Konecranes International*...     50,000      1,579,177
    Oy Tamro AB.....................    210,800      1,409,619
    Valmet Corp.....................     75,000      1,323,241
                                                   -----------
                                                     6,277,840
                                                   -----------
FRANCE -- 7.3%
    Altran Technologies SA..........      3,500      1,126,286
    Dassault Systems SA*............     21,000        970,079
    Guilbert SA.....................     11,700      2,292,435
    Salomon SA......................     18,200      1,563,423
    Skis Rossignol SA...............     40,000      1,109,588
    Sylea SA........................     14,208      1,560,595
                                                   -----------
                                                     8,622,406
                                                   -----------
GERMANY -- 6.9%
    Marschollek Lautenschlaeger Ung
      Partner AG....................     18,150      2,527,066
    Plettac AG......................      9,370      1,725,250
    Porsche AG Pfd..................      1,400      1,252,440
    Schwarz Pharma AG...............     20,700      1,521,861
    Turbon International AG.........     42,000      1,087,573
                                                   -----------
                                                     8,114,190
                                                   -----------
HONG KONG -- 5.7%
    Asia Satellite
      Telecommunications [ADR]*.....      7,000        163,625
    Guoco Group Ltd.................    360,000      2,015,386
    Manhattan Card Co. Ltd..........  3,515,500      1,783,999
    New Asia Realty & Trust Co.
      Cl-A..........................    182,000        671,808
    South China Morning Post Ltd....    932,000        771,194
    VTech Holdings Ltd..............    753,000      1,353,248
                                                   -----------
                                                     6,759,260
                                                   -----------
INDONESIA -- 0.8%
    London Sumatra*.................     95,000        251,270
    Matahari Putra Prima............    531,000        617,964
    Sorini Corp.....................     72,000         33,517
                                                   -----------
                                                       902,751
                                                   -----------

                                       SHARES         VALUE
                                      ---------    -----------
ITALY -- 2.8%
    Bulgari SPA.....................     85,000    $ 1,717,848
    Industria Machine Automatiche
      SPA...........................    140,000        546,588
    Industrie Natuzzi SPA [ADR].....     46,000      1,058,000
                                                   -----------
                                                     3,322,436
                                                   -----------
JAPAN -- 5.8%
    Doutor Coffee Co. Ltd...........     47,000      1,991,353
    Laox Ltd........................     85,000      1,293,558
    Noritsu Koki Co. Ltd............     39,000      1,837,873
    Paris Miki Inc..................     47,000      1,698,746
                                                   -----------
                                                     6,821,530
                                                   -----------
MALAYSIA -- 0.4%
    Chemical Co. of Malaysia BHD
      Warrants*.....................     10,000          9,266
    Kentucky Fried Chicken BHD......    106,666        439,285
    Kentucky Fried Chicken Holdings
      Warrants*.....................     21,333          5,276
                                                   -----------
                                                       453,827
                                                   -----------
MEXICO -- 0.2%
    Grupo Iusacell [ADR]*...........     33,000        251,625
                                                   -----------
NETHERLANDS -- 5.9%
    Baan Company NV*................     26,000        903,500
    Grolsch NV......................     52,000      2,019,944
    Hunter Douglas NV...............     31,200      2,107,375
    IHC Caland NV...................     33,000      1,888,393
                                                   -----------
                                                     6,919,212
                                                   -----------
NEW ZEALAND -- 1.1%
    Tranz Rail Holdings [ADR]*......     75,000      1,326,563
                                                   -----------
NORWAY -- 5.4%
    Kverneland AS...................     85,000      2,352,016
    Petroleum Geo Services [ADR]*...     50,000      1,950,000
    Tomra Systems AS................    129,500      2,025,823
                                                   -----------
                                                     6,327,839
                                                   -----------
PANAMA -- 1.4%
    Banco Latinoamericano de
      Exportaciones SA Cl-E.........     33,000      1,674,750
                                                   -----------
PHILIPPINES -- 0.1%
    International Container Terminal
      Services, Inc.*...............    197,400        103,203
                                                   -----------
SWEDEN -- 3.5%
    ASG AB Cl-B.....................     76,000      1,566,572
    BT Industries AB................     77,900      1,456,632
    Enator AB*......................     41,500      1,066,233
                                                   -----------
                                                     4,089,437
                                                   -----------
UNITED KINGDOM -- 20.6%
    Abacus Polar PLC................     27,000         82,782
    British-Borneo Petro Syndica
      PLC...........................    103,200      1,431,811
    BTG PLC.........................     49,000        380,622
    Cairn Energy PLC*...............    186,000      1,328,526
    Capital Radio PLC...............    114,500      1,071,807
    CMG PLC.........................    121,800      1,752,458

FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                      ---------    -----------
    DFS Furniture Co. PLC...........    110,000    $ 1,137,080
    Dorling Kindersly Holdings
      PLC...........................    225,000      1,585,891
    Flextech PLC*...................    192,800      2,237,368
    J.D. Wetherspoon PLC............    115,000      2,304,649
    JBA Holdings PLC................    200,000      1,815,628
    Medeva PLC [ADR]................     68,450      1,155,094
    Misys PLC.......................      6,900        131,956
    Next PLC........................    142,000      1,380,306
    Parity PLC......................    213,800      1,620,474
    Pizza Express PLC...............    156,100      1,410,413
    Psion PLC.......................    226,000      1,701,329
    Regent Inns PLC.................    162,000        917,081
    TLG PLC.........................    396,000        715,597
                                                   -----------
                                                    24,160,872
                                                   -----------
TOTAL FOREIGN STOCK
  (COST $89,519,370)................                95,169,753
                                                   -----------
COMMON STOCK -- 4.0%
EQUIPMENT SERVICES -- 1.5%
    Rofin-Sinar Technologies,
      Inc.*.........................    154,000      1,809,500
                                                   -----------
TELECOMMUNICATIONS -- 2.5%
    Cellular Communications
      International, Inc.*..........     56,500      1,638,500
    Comcast UK Cable Partners
      Cl-A*.........................     93,000      1,267,125
                                                   -----------
                                                     2,905,625
                                                   -----------
TOTAL COMMON STOCK
  (COST $5,093,320).................                 4,715,125
                                                   -----------

                                           PAR
                                MATURITY  (000)      VALUE
                                --------- ------  ------------
COMMERCIAL PAPER -- 14.5%
    Air Products & Chemicals,
      Inc.
      6.20%.................... 01/03/97  $1,156  $  1,155,602
    American Express Capital
      Corp.
      6.30%.................... 01/03/97   5,500     5,498,075
    Lubrizol Corp.
      5.90%.................... 01/02/97   5,400     5,399,115
    Merrill Lynch & Co., Inc.
      5.80%.................... 01/06/97   4,991     4,986,979
                                                  -------------
TOTAL COMMERCIAL PAPER
  (COST $17,039,771).....................           17,039,771
                                                  -------------
TOTAL INVESTMENTS -- 99.4%
  (COST $111,652,461)....................          116,924,649
OTHER ASSETS LESS LIABILITIES -- 0.6%....              718,053
                                                  -------------
NET ASSETS -- 100.0%.....................         $117,642,702
                                                  =============

Foreign currency exchange contracts outstanding at December 31, 1996:

                   PRINCIPAL
                    AMOUNT        CONTRACTED                      UNREALIZED
                    COVERED        EXCHANGE      EXPIRATION      APPRECIATION
TYPE              BY CONTRACT        RATE          MONTH        (DEPRECIATION)
-------------------------------------------------------------------------------
Buy      FIM       $ 211,645         4.6439         01/97           $2,478
Buy      GBP         161,825         0.5935         01/97            2,670
Buy      HKD         140,883         7.7345         01/97                1
Buy      JPY         185,791       114.9643         01/97             (908)
                                                                 ---------
                                                                    $4,241
                                                                 =========

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES      VALUE
                                          -------  -----------
COMMON STOCK -- 84.3%
CHEMICALS -- 5.4%
    Applied Extrusion Technologies,
      Inc.*..............................  40,600  $   426,300
    Dupont, (E.I.) de Nemours & Co. .....   3,200      302,000
    FMC Corp.*...........................   7,000      490,875
    Great Lakes Chemical Corp. ..........  19,300      902,275
    Lyondell Petrochemical Co. ..........  54,000    1,188,000
    Millennium Chemicals, Inc.*..........  12,000      213,000
    Polymer Group, Inc.*.................  40,000      555,000
    Union Carbide Corp. .................  16,400      670,350
                                                   ------------
                                                     4,747,800
                                                   ------------
CONSUMER & SERVICE -- 0.4%
    Warner-Lambert Co. ..................   5,000      375,000
                                                   ------------
DIVERSIFIED METALS -- 5.3%
    Freeport-McMoran Copper & Gold, Inc.
      Cl-A...............................  31,900      897,188
    Freeport-McMoran Copper & Gold, Inc.
      Cl-B...............................  10,000      298,750
    Nucor Corp. .........................  26,000    1,326,000
    Reynolds Metals Co. .................  21,800    1,228,975
    Steel Dynamics, Inc.*................  50,000      956,250
                                                   ------------
                                                     4,707,163
                                                   ------------
DIVERSIFIED RESOURCES -- 3.5%
    Burlington Northern Santa Fe
      Corp. .............................  12,200    1,053,775
    Canadian National Railway Co. .......  10,500      399,000
    Hanson Trust PLC [ADR]...............  60,000      405,000
    Western Water Co.*...................  28,000      406,000
    Zeigler Coal Holding Co. ............  39,600      846,450
                                                   ------------
                                                     3,110,225
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.2%
    General Electric Co. ................   2,000      197,750
                                                   ------------
ENERGY SERVICES -- 9.8%
    BJ Services Co.*.....................  13,000      663,000
    Camco International, Inc. ...........   4,800      221,400
    Carbo Ceramics, Inc. ................  43,750      918,750
    Coflexip SA [ADR]*...................  47,600    1,249,500
    Cooper Cameron Corp.*................  12,900      986,850
    Halliburton Co. .....................  16,800    1,012,200
    McDermott International, Inc. .......  54,000      897,750
    Petrolite Corp. .....................  19,900      955,200
    Weatherford Enterra, Inc.*...........  22,800      684,000
    Western Atlas, Inc.*.................  14,850    1,052,494
                                                   ------------
                                                     8,641,144
                                                   ------------

                                          SHARES      VALUE
                                          -------  -----------
INTEGRATED PETROLEUM -- 21.5%
    Amerada Hess Corp. ..................  20,000  $ 1,157,500
    Atlantic Richfield Co. ..............   4,500      596,250
    British Petroleum Co. PLC [ADR]......  10,000    1,413,750
    Ente Nazionale Idrocarbure SPA
      [ADR]..............................  13,000      671,125
    Mobil Corp. .........................  24,600    3,007,350
    Phillips Petroleum Co. ..............  25,000    1,106,250
    Repsol SA [ADR]......................  63,600    2,424,750
    Royal Dutch Petroleum Co. [ADR]......   5,500      939,125
    Sun Co., Inc. .......................  35,700      870,187
    Texaco, Inc. ........................  26,000    2,551,250
    Total SA [ADR].......................  45,000    1,811,250
    Ultramar Diamond Shamrock Corp. .....  10,800      341,550
    USX Marathon Group...................  90,500    2,160,687
                                                   ------------
                                                    19,051,024
                                                   ------------
MISCELLANEOUS ENERGY -- 2.3%
    TPC Corp.*...........................  54,400      489,600
    Uranium Resources, Inc.*............. 101,000      795,375
    USX-Delhi Group......................  46,000      730,250
                                                   ------------
                                                     2,015,225
                                                   ------------
PAPER & FOREST PRODUCTS -- 8.8%
    Georgia Pacific Corp. ...............  24,300    1,749,600
    International Paper Co. .............  26,200    1,057,825
    James River Corp. of Virginia........  34,300    1,136,187
    Jefferson Smurfit Corp.*............. 104,600    1,680,137
    Kimberly-Clark Corp. ................  11,600    1,104,900
    Willamette Industries, Inc. .........  15,000    1,044,375
                                                   ------------
                                                     7,773,024
                                                   ------------
PETROLEUM EXPLORATION &
  PRODUCTION -- 11.5%
    Alberta Energy Co. Ltd. .............  41,400      993,600
    Barrett Resources Corp.*.............  13,100      558,388
    Enserch Exploration, Inc.*...........  77,000      904,750
    Flores & Rucks, Inc.*................  12,500      665,625
    Houston Exploration Co.*.............  50,500      883,750
    HS Resources, Inc.*..................  43,300      714,450
    Louisiana Land & Exploration Co. ....  10,000      536,250
    Monterey Resources, Inc.*............  26,200      422,475
    Noble Affiliates, Inc. ..............   9,900      473,963
    Rutherford-Moran Oil Corp.*..........  35,300      988,400
    Triton Energy Ltd.*..................   8,300      402,550
    Union Texas Petroleum Holdings,
      Inc. ..............................  78,700    1,760,913
    United Meridian Corp.*...............  17,800      921,150
                                                   ------------
                                                    10,226,264
                                                   ------------

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES      VALUE
                                          -------  -----------
PRECIOUS METALS -- 10.0%
    Battle Mountain Gold Co. ............ 181,000  $ 1,244,375
    Cambior, Inc. .......................  64,400      941,850
    Dayton Mining Corp.*.................  60,000      401,250
    Durban Roodepoort Deep Ltd. [ADR]*...  53,640      395,595
    Golden Star Resources Ltd.*..........  31,000      403,000
    Newmont Mining Corp. ................  32,100    1,436,475
    Pegasus Gold, Inc.*..................  49,100      371,319
    Placer Dome, Inc. ...................  56,300    1,224,525
    Santa Fe Pacific Gold Corp. .........  83,800    1,288,425
    TVX Gold, Inc.*...................... 150,900    1,169,475
                                                   ------------
                                                     8,876,289
                                                   ------------
REAL ESTATE -- 4.1%
    Apartment Investment & Management Co.
      C1-A [REIT]........................  23,700      669,525
    Beacon Properties Corp. .............  30,800    1,128,050
    Homestead Village, Inc.*.............   3,770       67,860
    Homestead Village, Inc. Warrants*....   2,529       20,548
    Red Roof Inns, Inc.*.................  40,000      620,000
    Security Capital Pacific Trust
      [REIT].............................  30,000      686,250
    The Rouse Co. .......................  13,200      419,100
                                                   ------------
                                                     3,611,333
                                                   ------------
SCIENCE & TECHNOLOGY -- 1.5%
    Silicon Graphics, Inc.*..............  40,000    1,020,000
    Vodafone Group PLC [ADR].............   7,800      322,725
                                                   ------------
                                                     1,342,725
                                                   ------------
TOTAL COMMON STOCK
  (COST $66,445,523).....................           74,674,966
                                                   ------------
PREFERRED STOCK -- 0.3%
OIL & GAS
    Cross Timbers Oil Co. $1.5625 Cl-A
      [CVT] (COST $225,345)..............   9,890      299,172
                                                   ------------
FOREIGN STOCK -- 7.6%
DIVERSIFIED METALS -- 1.1%
    Bougainville Copper Ltd. -- (AUD)*... 382,470      139,954
    Lonrho PLC -- (GBP).................. 382,600      815,897
                                                   ------------
                                                       955,851
                                                   ------------
PETROLEUM EXPLORATION &
  PRODUCTION -- 0.9%
    Anderson Exploration
      Ltd. -- (CAD)*.....................  25,000      323,158
    Morrison Petroleum Ltd. -- (CAD).....  76,000      457,898
                                                   ------------
                                                       781,056
                                                   ------------
                                          SHARES      VALUE
                                          -------  -----------
PRECIOUS METALS -- 5.2%
    Banro Resources Corp. Special
      Warrants -- (CAD) 144A*............  83,300  $   194,669
    Barnato Exploration Ltd. -- (ZAR)*...  18,200       72,357
    Delta Gold NL -- (AUD)*.............. 262,821      493,403
    Highlands Gold Ltd. -- (AUD)......... 430,600      253,475
    Potgietersrust Platinums
      Ltd. -- (ZAR)...................... 124,730      613,186
    Prime Resources Group,
      Inc. -- (CAD)...................... 163,300    1,156,803
    Rustenburg Platinum Holdings Ltd. --
      (ZAR)..............................  80,000    1,094,368
    Samax -- (CAD) 144A*................. 150,000      575,111
    War Eagle Mining Co.,
      Inc. -- (CAD)*..................... 118,000      155,116
    War Eagle Mining Co., Inc.
      Warrants -- (CAD)*.................  59,000            0
                                                   ------------
                                                     4,608,488
                                                   ------------
REAL ESTATE -- 0.4%
    Security Capital U.S. Realty -- (NLG)
      144A*..............................  30,000      384,000
                                                   ------------
TOTAL FOREIGN STOCK
  (COST $7,296,839)......................            6,729,395
                                                   ------------
SHORT TERM INVESTMENTS -- 0.9%
    Temporary Investment Cash Fund
    (COST $773,987)...................... 773,987      773,987
                                                   ------------

                                            PAR
                                 MATURITY  (000)
                                 --------- ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.8%
    Federal Home Loan Mtge.
      Corp. Disc. Notes
      5.40% (COST $4,212,865)... 01/17/97  $4,223    4,212,865
                                                   -----------
COMMERCIAL PAPER -- 10.8%
    BMW U.S. Capital Corp.
      6.70%..................... 01/02/97   1,000      999,814
    Ciesco, L.P. 5.90%.......... 01/07/97   5,705    5,699,390
      5.80%..................... 01/16/97     376      375,091
    Dover Corp.+ 5.45%.......... 02/07/97   2,500    2,485,997
TOTAL COMMERCIAL PAPER (COST
  $9,560,292).............................           9,560,292
                                                   -----------
TOTAL INVESTMENTS -- 108.7%
  (COST $88,514,851)......................          96,250,677
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (8.7%)........................          (7,716,666)
                                                   -----------
NET ASSETS -- 100.0%......................         $88,534,011
                                                   ===========

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1996:

                  PRINCIPAL
                   AMOUNT        CONTRACTED                      UNREALIZED
                   COVERED        EXCHANGE      EXPIRATION      APPRECIATION
TYPE             BY CONTRACT        RATE          MONTH        (DEPRECIATION)
-------------------------------------------------------------------------------
Buy      AUD      $  57,964        1.2594          01/97           $  106
Buy      GBP        211,904        0.5905          01/97            2,380
                                                                ---------
                                                                   $2,486
                                                                =========
Sell     AUD      $ 256,649        1.2594          01/97           $ (469)
                                                                =========

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.3% of net assets.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 2.8% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 68.1%
FEDERAL HOME LOAN MORTGAGE CORP. -- 4.7%
      5.00%................... 02/15/11  $ 9,925  $  9,866,208
                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 45.9%
      4.90%................... 12/25/12    9,825     9,742,158
      6.25% [VR].............. 03/01/17    2,455     2,448,545
      7.50%................... 01/25/22    4,000     4,049,992
      7.50%................... 10/01/22   25,716    25,715,712
      8.00%................... 11/25/23    4,823     4,961,153
      7.50%................... 05/01/24   44,763    44,804,512
      7.409% [VR]............. 01/01/25      681       695,271
      6.557% [VR]............. 05/01/25    1,662     1,673,137
      6.089% [VR]............. 12/01/27      230       229,394
      6.091% [VR]............. 12/01/27       99        98,178
      6.089% [VR]............. 07/01/28    1,379     1,372,548
                                                  -------------
                                                    95,790,600
                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 17.5%
      7.125% [VR]............. 07/20/17      338       346,097
      7.125% [VR]............. 08/20/17      425       435,677
      7.125% [VR]............. 09/20/17      362       371,412
      7.00%................... 01/15/24       43        41,891
      7.00%................... 02/15/24       58        56,763
      7.00%................... 04/15/24      361       352,934
      7.125% [VR]............. 05/20/24    3,670     3,754,596
      7.00%................... 06/15/24       59        57,246
      7.125% [TBA]............ 07/20/24      444       455,114
      7.00%................... 07/15/25      436       427,077
      7.00%................... 08/15/25    1,889     1,848,613
      7.00% [TBA]............. 01/21/27    2,000     1,956,260
      6.00% [TBA]............. 01/23/27   26,500    26,508,281
                                                  -------------
                                                    36,611,961
                                                  -------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $143,896,978)...................           142,268,769
                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.5%
    Merrill Lynch Mtge.
      Investors, Inc. Cl-B
      7.6077% [VR]............ 06/15/21    1,340     1,353,532
    Resolution Trust Corp.
      7.2825% [VR]............ 07/25/28   10,000    10,150,434
                                                  -------------
    (COST $11,519,512)..................            11,503,966
                                                  -------------
CORPORATE OBLIGATIONS -- 4.6%
CONSUMER PRODUCTS & SERVICES -- 3.4%
    First Brands Corp. Sr.
      Sub. Notes
      9.125%.................. 04/01/99    7,000     7,096,250
                                                  -------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------  ------------
UTILITIES -- 1.2%
    CMS Energy Corp. First Mtge.
      9.50%................... 10/01/97    1,000     1,027,500
    Texas Utilities Co. First Mtge.
      5.89% [VR].............. 05/01/99    1,500     1,504,540
                                                  -------------
                                                     2,532,040
                                                  -------------
TOTAL CORPORATE OBLIGATIONS
  (COST $9,556,600).....................             9,628,290
                                                  -------------
U.S. TREASURY OBLIGATIONS -- 0.1%
    U.S. Treasury Bills
      4.95% #................. 01/30/97  $    50  $     49,795
      5.00% #................. 03/06/97       30        29,731
      5.01% #................. 03/06/97       30        29,731
      4.90% #................. 03/13/97       10         9,900
                                                  -------------
    (COST $119,170).....................               119,157
                                                  -------------
SOVEREIGN ISSUES -- 2.0%
ARGENTINA
    Republic of Argentina
      [FRB, BRB]
      6.625%
    (COST $3,812,871)......... 03/31/05    4,900     4,269,125
                                                  -------------
                                          PRINCIPAL
                                          IN LOCAL
                                          CURRENCY
                                            (000)
                                           -------
FOREIGN BONDS -- 7.1%
CANADA -- 3.7%
    Canadian Government
      8.00%................... 11/01/98   10,000     7,781,348
                                                  -------------
NEW ZEALAND -- 3.4%
    New Zealand Government
      10.00%.................. 03/15/02    8,900     7,068,085
                                                  -------------
TOTAL FOREIGN BONDS
  (COST $14,983,669)....................            14,849,433
                                                  -------------
                                           PAR
                                          (000)
                                         -------
COMMERCIAL PAPER -- 25.4%
    AT&T Corp.
      5.40%................... 01/30/97  $ 4,000     3,982,600
    Canadian Treasury Bill
      5.35%................... 01/13/97    1,400     1,397,503
    Dow Jones & Co.+
      5.35%................... 01/24/97    1,000       996,582
    Electricite de France
      5.35%................... 01/02/97   10,000     9,998,514
    Ford Motor Credit Co.
      6.09%................... 01/09/97      600       599,188

PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------  ------------
    General Electric Capital
      Corp.
      5.31%................... 01/07/97  $ 1,100  $  1,099,027
      5.42%................... 01/16/97    2,000     1,995,483
      5.40%................... 01/21/97      900       897,300
    General Motors Acceptance
      Corp.
      5.53%................... 01/29/97      900       896,129
    Kellogg Co.
      5.35%................... 01/30/97    1,000       995,690
    KFW International
      Financial Corp.
      5.37%................... 01/09/97      600       599,284
      5.35%................... 01/13/97      300       299,465
      5.40%................... 02/19/97    1,600     1,588,044
    Kingdom of Sweden
      5.33%................... 01/21/97    1,500     1,495,558
    Lilly, (Eli) & Co.
      5.33%................... 01/06/97    5,800     5,794,872
    Motorola, Inc.
      5.33%................... 01/16/97    2,000     1,995,558
    New Center Asset Trust
      5.40%................... 01/15/97    8,500     8,482,150
    Province of Alberta
      5.35%................... 01/14/97   10,000     9,980,681
                                                  -------------
TOTAL COMMERCIAL PAPER
  (COST $53,094,659)....................            53,093,628
                                                  -------------

                                        SHARES
                                       --------
SHORT TERM INVESTMENTS -- 0.3%
    Temporary Investment Cash Fund....  323,161       323,161
    Temporary Investment Fund.........  323,161       323,161
                                                  ------------
    (COST $646,322)...................                646,322
                                                  ------------
TOTAL INVESTMENTS -- 113.1%
  (COST $237,629,781).................            236,378,690
                                                  ------------

                                      NOTIONAL
                                       AMOUNT
                                       (000)        VALUE
                                      --------   ------------
WRITTEN OPTIONS -- 0.0%
    Written CME Put Option on
      Eurodollar Futures, Strike
      Price $93.00, Expire
      03/17/97....................... $ 43,000   $     (1,075)
    Written CME Put Option on
      Eurodollar Futures, Strike
      Price $93.50, Expire
      06/16/97.......................  100,000         (7,500)
                                                 ------------
TOTAL WRITTEN OPTIONS
  (COST ($43,935))...................                  (8,575)
                                                 ------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (13.1%)............             (27,357,107)
                                                 ------------
NET ASSETS -- 100.0%.................            $209,013,008
                                                 ============

Foreign currency exchange contracts outstanding at December 31, 1996:

                  PRINCIPAL
                   AMOUNT        CONTRACTED                        UNREALIZED
                   COVERED        EXCHANGE       EXPIRATION       APPRECIATION
TYPE             BY CONTRACT        RATE            MONTH        (DEPRECIATION)
--------------------------------------------------------------------------------
Sell     CAD     $8,102,930         1.3310          02/97           $ 199,515
Sell     NZD      7,002,800         1.4286          02/97             (48,319)
                                                                    ---------
                                                                    $ 151,196
                                                                    =========

# Securities with an aggregate market value of $119,157 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1996:

                                       NOTIONAL      UNREALIZED
                          EXPIRATION    AMOUNT      APPRECIATION
       DESCRIPTION           MONTH      (000)      (DEPRECIATION)
-----------------------------------------------------------------
U.S. Treasury 10 Year
  Note                       03/97     $ 2,000        $(35,624)
Eurodollar                   06/97      25,000          77,500
                                                   --------------
                                                      $ 41,876
                                                   =============

--------------------------------------------------------------------------------
+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 0.5% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                        ---------  -----------
COMMON STOCK -- 91.6%
AEROSPACE -- 4.5%
    BE Aerospace, Inc. ................     3,000  $    81,375
    Boeing Co. ........................     9,700    1,031,838
    Precision Castparts Corp. .........     8,200      406,925
    United Technologies Corp. .........    10,600      699,600
                                                   ------------
                                                     2,219,738
                                                   ------------
AIRLINES -- 2.9%
    AMR Corp.* ........................     3,500      308,438
    Continental Airlines, Inc.
      Cl-B* ...........................     7,500      211,875
    Delta Air Lines, Inc. .............     5,500      389,813
    UAL Corp.* ........................     7,700      481,250
                                                   ------------
                                                     1,391,376
                                                   ------------
BROADCASTING -- 0.0%
    Univision Communications, Inc.
      Cl-A* ...........................       500       18,500
                                                   ------------
CLOTHING & APPAREL -- 2.3%
    Nike, Inc. Cl-B ...................    18,800    1,123,300
                                                   ------------
COMPUTER HARDWARE -- 17.2%
    Cabletron Systems, Inc.* ..........    34,328    1,141,406
    Compaq Computer Corp.* ............    30,828    2,288,979
    Dell Computer Corp.* ..............    38,200    2,029,375
    Seagate Technology, Inc.* .........    36,300    1,433,850
    3Com Corp.* .......................    20,258    1,486,431
                                                   ------------
                                                     8,380,041
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 16.5%
    BMC Software, Inc.* ...............     6,600      273,075
    Cadence Design Systems, Inc.* .....    45,900    1,824,525
    Cisco Systems, Inc.* ..............    10,975      698,284
    Computer Sciences Corp.* ..........    13,100    1,075,838
    Electronic Arts, Inc.* ............    10,000      299,375
    HBO & Co. .........................    13,000      771,875
    Informix Corp.* ...................     7,200      146,700
    Intelligroup, Inc.* ...............       500        5,500
    Microsoft Corp.* ..................    14,800    1,222,850
    Parametric Technology Corp.* ......    33,300    1,710,788
                                                   ------------
                                                     8,028,810
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    Central Garden & Pet Co.* .........     6,100      128,481
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.0%
    SCI Systems, Inc.* ................    11,400      508,725
                                                   ------------
FINANCIAL-BANK & TRUST -- 6.3%
    Chase Manhattan Corp. .............     8,200      731,850
    Citicorp ..........................     7,300      751,900
    Comerica, Inc. ....................     6,700      350,912
    MBNA Corp. ........................    10,200      423,300
    Mellon Bank Corp. .................     8,500      603,500
    Northern Trust Corp. ..............     5,400      195,750
                                                   ------------
                                                     3,057,212
                                                   ------------

                                         SHARES       VALUE
                                        ---------  -----------
FINANCIAL SERVICES -- 10.0%
    Aames Financial Corp. .............    10,200  $   365,925
    Capital One Financial Corp. .......     2,000       72,000
    Charles Schwab Corp. ..............    18,730      599,360
    First USA, Inc. ...................    24,000      831,000
    Green Tree Financial Corp. ........     9,200      355,350
    Household International, Inc. .....     7,800      719,550
    Merrill Lynch & Co., Inc. .........    19,838    1,616,797
    The Money Store, Inc. .............    10,800      298,350
                                                   ------------
                                                     4,858,332
                                                   ------------
HEALTHCARE SERVICES -- 6.3%
    Columbia-HCA Healthcare Corp. .....    18,100      737,575
    Oxford Health Plans, Inc.* ........    24,900    1,458,206
    United Healthcare Corp. ...........    20,000      900,000
                                                   ------------
                                                     3,095,781
                                                   ------------
INSURANCE -- 1.1%
    Conseco, Inc. .....................     8,500      541,875
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.8%
    Guidant Corp. .....................     1,800      102,600
    Medtronic, Inc. ...................    11,600      788,800
                                                   ------------
                                                       891,400
                                                   ------------
PHARMACEUTICALS -- 5.4%
    Amgen, Inc.* ......................    14,200      772,125
    Biochem Pharma, Inc.* .............    13,400      673,350
    Biogen, Inc.* .....................    19,500      755,625
    Cardinal Health, Inc. .............     7,050      410,662
                                                   ------------
                                                     2,611,762
                                                   ------------
RETAIL & MERCHANDISING -- 10.2%
    Abercrombie & Fitch Co. Cl-A* .....     5,800       95,700
    CompUSA, Inc.* ....................    61,452    1,267,447
    Meyer, (Fred), Inc.* ..............     7,500      266,250
    Ross Stores, Inc. .................    12,100      605,000
    Safeway, Inc.* ....................    14,300      611,325
    Starbucks Corp.* ..................    14,800      423,650
    TJX Companies, Inc. ...............    11,700      554,287
    Walgreen Co. ......................    12,500      500,000
    Williams-Sonoma, Inc.* ............    17,500      636,563
                                                   ------------
                                                     4,960,222
                                                   ------------
SEMI-CONDUCTORS -- 5.6%
    Intel Corp. .......................    15,500    2,029,531
    Micron Technology, Inc. ...........    24,900      725,212
                                                   ------------
                                                     2,754,743
                                                   ------------
TELECOMMUNICATIONS -- 0.2%
    LCI International, Inc.* ..........     4,800      103,200
                                                   ------------
TOTAL COMMON STOCK
  (COST $41,858,965) ..................             44,673,498
                                                   ------------

ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                        ---------  -----------
SHORT TERM INVESTMENTS -- 7.5%
    Temporary Investment Cash Fund .... 1,841,169  $ 1,841,169
    Temporary Investment Fund ......... 1,841,168    1,841,168
                                                   ------------
      (COST $3,682,337) ...............              3,682,337
                                                   ------------
TOTAL INVESTMENTS -- 99.1%
  (COST $45,541,302)...................             48,355,835
OTHER ASSETS LESS
  LIABILITIES -- 0.9%..................                434,061
                                                   ------------
NET ASSETS -- 100.0%...................            $48,789,896
                                                   ============

--------------------------------------------------------------------------------

* Non-income producing securities.

See Notes to Financial Statements.

DEFINITION OF ABBREVIATIONS
--------------------------------------------------------------------------------

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
-----------------------
ADR-American Depository Receipt
ADS-American Depository Shares
BRB-Brady Bond
CVT-Convertible Security
FRB-Floating Rate Bond (1)
FRN-Floating Rate Note (1)
GDR-Global Depository Receipt
GDS-Global Depository Shares
IO-Interest Only Security
PIK-Payment in Kind
REIT-Real Estate Investment Trust
STEP-Stepped Coupon Security (2)
TBA-To be Announced Security
VR-Variable Rate Security (1)
WI-When Issued Security (2)
ZCB-Zero Coupon Security (2)
(1)- Rates shown for variable and floating rate securities are the coupon rates as of December 31, 1996.
(2)- Rates shown are the effective yields at purchase date.

COUNTRIES/CURRENCIES:
-----------------------
ATS-Austria/Austrian Schilling
AUD-Australia/Australian Dollar
BEF-Belgium/Belgium Franc
CAD-Canada/Canadian Dollar
CHF-Switzerland/Swiss Franc
DEM-Germany/German Deutschemark
DKK-Denmark/Danish Krone
ECU-Europe/European Currency Unit
ESP-Spain/Spanish Peseta
FIM-Finland/Finnish Markka
FRF-France/French Franc
GBP-United Kingdom/British Pound
HKD-Hong Kong/Hong Kong Dollar
IEP-Ireland/Irish Punt
ITL-Italy/Italian Lira
JPY-Japan/Japanese Yen
MXP-Mexico/Mexican Peso
MYR-Malaysia/Malaysian Ringgit
NLG-Netherlands/Netherland Guilder
NOK-Norway/Norwegian Kroner
NZD-New Zealand/New Zealand Dollar
PTE-Portugal/Portuguese Escudo
SEK-Sweden/Swedish Kroner
SGD-Singapore/Singapore Dollar
ZAR-South Africa/South African Rand

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

AMERICAN SKANDIA TRUST

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                        ---------------------------------------------------------------------------------------------------------
                                                                        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        T. ROWE
                         AST PUTNAM      LORD ABBETT                  AST       FEDERATED      AST                       PRICE
                        INTERNATIONAL    GROWTH AND      JANCAP      MONEY       UTILITY      PUTNAM     FEDERATED       ASSET
                           EQUITY          INCOME        GROWTH      MARKET      INCOME      BALANCED    HIGH YIELD    ALLOCATION
                        -------------    -----------    --------    --------    ---------    --------    ----------    ----------
ASSETS
   Investments in
     securities at
     value (A).......      $345,881       $ 528,558     $872,986    $548,206    $122,651    $296,051      $201,638      $119,657
   Cash in bank,
     including
     foreign currency
     holdings........           283              18           --           4          --         451            --            94
   Receivable for:
     Securities
       sold..........           378              --           --          --         450       5,749            --            --
     Dividends and
       interest......           924           1,325          397       3,637         383       1,719         3,800           890
     Fund shares
       sold..........            --          15,791       19,521          --          --          78           803           105
   Other assets......            38               8           15           9           2           5             3             2
   Unrealized
     appreciation on
     foreign currency
     exchange
     contracts.......         1,004              --          248          --          --         144            --            --
                           --------       ---------     --------    --------    --------    --------      --------      --------
       TOTAL
         ASSETS......       348,508         545,700      893,167     551,856     123,486     304,197       206,244       120,748
                           --------       ---------     --------    --------    --------    --------      --------      --------
LIABILITIES
   Cash overdraft....            --              --          255          --          --          --            --            --
   Written options
     outstanding, at
     value...........            --              --           --          --          --          --            --            --
   Sale commitments,
     at value........            --              --           --          --          --       2,418            --            --
   Payable for:
     Securities
       purchased.....         1,045          14,873           --          --          --      14,955           851           506
     Fund shares
       redeemed......           266              --           --          --         269          --            --            --
     Futures
       variation
       margin........            --              --           --          --          --          --            --            --
     Advisory fees...           169             194          387          70          34         104            54            34
     Shareholder
       servicing
       fees..........            28              43           74          45          10          24            17            10
     Accrued
       expenses......            64              93          127          95          35          66            60            49
     Accrued
       dividends.....            --              --           --       2,176          --          --            --            --
   Unrealized
     depreciation on
     foreign currency
     exchange
     contracts.......           725              --           --          --          --         151            --            --
                           --------       ---------     --------    --------    --------    --------      --------      --------
       TOTAL
       LIABILITIES...         2,297          15,203          843       2,386         348      17,718           982           599
                           --------       ---------     --------    --------    --------    --------      --------      --------
NET ASSETS...........      $346,211       $ 530,497     $892,324    $549,470    $123,138    $286,479      $205,262      $120,149
                           ========       =========     ========    ========    ========    ========      ========      ========
COMPONENTS OF NET
 ASSETS
Common stock
 (unlimited number of
 shares authorized,
 $.001 par value per
 share)..............      $     18       $      31     $     47    $    549    $     10     $    22      $     17      $      9
Additional paid-in
 capital.............       299,358         439,062      667,184     548,841     102,352     241,860       184,462       103,476
Undistributed net
 investment income...         2,686           7,379        1,593          --       3,613       7,010        10,610         2,578
Accumulated net
 realized gain (loss)
 on investments and
 foreign currency
 transactions........        19,995          13,059       42,753          80       5,063      29,891         1,264         2,380
Accumulated net
 unrealized
 appreciation
 (depreciation) on
 investments, foreign
 currency
 transactions, and
 forward currency
 contracts...........        24,154          70,966      180,747          --      12,100       7,696         8,909        11,706
                           --------       ---------     --------    --------    --------    --------      --------      --------
NET ASSETS...........      $346,211       $ 530,497     $892,324    $549,470    $123,138    $286,479      $205,262      $120,149
                           ========       =========     ========    ========    ========    ========      ========      ========
Shares of common
 stock outstanding...        18,010          30,896       47,495     549,390       9,596      21,722        16,918         9,051
Net asset value,
 offering and
 redemption price per
 share...............      $  19.22       $   17.17     $  18.79    $   1.00    $  12.83    $  13.19      $  12.13      $  13.27
                           ========       =========     ========    ========    ========    ========      ========      ========
(A) Investments at
 cost................      $322,003       $ 457,592     $692,485    $548,206    $110,555    $288,351      $192,728      $107,949
                           ========       =========     ========    ========    ========    ========      ========      ========
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

    ------------------------------------------------------------------------------------------------------------------------------
                                                               PORTFOLIO
    ------------------------------------------------------------------------------------------------------------------------------
     PIMCO                                        T. ROWE           T. ROWE                                    T. ROWE     PIMCO
     TOTAL       INVESCO        FOUNDERS           PRICE             PRICE          BERGER                      PRICE     LIMITED
     RETURN       EQUITY        CAPITAL        INTERNATIONAL     INTERNATIONAL     CAPITAL      FOUNDERS       NATURAL    MATURITY
      BOND        INCOME      APPRECIATION        EQUITY             BOND           GROWTH      PASSPORT      RESOURCES     BOND
    --------     --------     ------------     -------------     -------------     --------     ---------     ---------   --------
    $431,364    $336,684        $228,354          $384,134          $ 88,756       $136,075     $116,925       $96,251    $236,379
          --          --              --            19,733            19,561             --        2,329           584          --
       3,846         159             441               348                --             --           57           263          --
       4,486       1,343              28               612             2,222            122          184            49       1,308
         475      14,890              26               999                27            288          288           383          --
          18           6               3                 7                 2              2            2             1           4
         419          --              --                 3                 1             --            4             2         151
    --------    --------        --------          --------          --------       --------     --------       -------    --------
     440,608     353,082         228,852           405,836           110,569        136,487      119,789        97,533     237,842
    --------    --------        --------          --------          --------       --------     --------       -------    --------
          --          --              --                --                --             --           --            --          --
          62          --              --                --                --             --           --            --           9
          --          --              --                --                --             --           --            --          --
      79,238       4,194           7,632             2,969            11,591            144        2,022         8,931      28,585
          --          --             977                --                --             --           --            --          82
         919          --              --                --                --             --           --            --          28
          87         112             106               171                34             51           57            35          52
          31          29              17                33                 8             11           10             7          18
          73          67              52                99                70             34           57            26          55
          --          --              --                --                --             --           --            --          --
         188          --              --                 5               631             --           --            --          --
    --------    --------        --------          --------          --------       --------     --------       -------    --------
      80,598       4,402           8,784             3,277            12,334            240        2,146         8,999      28,829
    --------    --------        --------          --------          --------       --------     --------       -------    --------
    $360,010    $348,680        $220,068          $402,559          $ 98,235       $136,247     $117,643       $88,534    $209,013
    ========    ========        ========          ========          ========       ========     ========       =======    ========

    $     32    $     25        $     13          $     33          $      9       $      9     $     10       $     6    $     19
     344,223     289,356         183,200           352,380            92,256        119,436      111,455        78,336     200,615
      15,700       7,107              --             1,993             3,522            223          971           423      10,849
      (4,622)      9,984            (527)            1,612             1,133          1,283          (66)        2,034      (1,446)
       4,677      42,208          37,382            46,541             1,315         15,296        5,273         7,735      (1,024)
    --------    --------        --------          --------          --------       --------     --------       -------    --------
    $360,010    $348,680        $220,068          $402,559          $ 98,235       $136,247     $117,643       $88,534    $209,013
    ========    ========        ========          ========          ========       ========     ========       =======    ========
      32,405      24,923          13,102            33,340             9,015          9,469       10,113         6,117      19,333
    $  11.11    $  13.99        $  16.80          $  12.07          $  10.90       $  14.39     $  11.63       $ 14.47    $  10.81
    ========    ========        ========          ========          ========       ========     ========       =======    ========
    $427,007    $294,477        $190,972          $337,605          $ 86,870       $120,779     $111,652       $88,515    $237,630
    ========    ========        ========          ========          ========       ========     ========       =======    ========
----------------------------------------------------------------------------------------------------------------------------------

 -------------------
      PORTFOLIO
 -------------------

      ROBERTSON
      STEPHENS
       VALUE +
       GROWTH
      ---------
       $48,356
            --
            --
            23
           449
             1
            --
      --------
        48,829
      --------
            --
            --
            --
            --
            --
            23
             4
            12
            --
            --
      --------
            39
      --------
       $48,790
      ========

       $     4
        46,028
            --
           (57)
         2,815
      --------
       $48,790
      ========
         4,439
       $ 10.99
      ========
       $45,541
      ========
 -------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
(AMOUNTS IN THOUSANDS)

                                  -----------------------------------------------------------------------------------------------
                                                                             PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                   AST PUTNAM      LORD ABBETT                    AST       FEDERATED
                                  INTERNATIONAL    GROWTH AND      JANCAP        MONEY       UTILITY     AST PUTNAM    FEDERATED
                                     EQUITY          INCOME        GROWTH       MARKET       INCOME       BALANCED     HIGH YIELD
                                  -------------    -----------    ---------    ---------    ---------    ----------    ----------
INVESTMENT INCOME
   Interest....................      $   725         $ 1,910      $  2,355      $25,431      $   357       $ 7,396       $11,919
   Dividends...................        5,641           9,192         6,256           --        4,330         2,082            53
                                     -------         -------      --------      -------      -------       -------       -------
       Total Investment
         Income................        6,366          11,102         8,611       25,431        4,687         9,478        11,972
                                     -------         -------      --------      -------      -------       -------       -------
EXPENSES
   Investment advisory fees....        3,079           2,881         5,727        2,325          765         1,828           992
   Shareholder servicing
     fees......................          313             384           636          465          115           263           132
   Administration and
     accounting fees...........          268             306           403          340          115           238           132
   Custodian fees..............          210              85           140           97           54            85            41
   Professional fees...........           28              34            56           41           10            23            12
   Trustees' fees and
     expenses..................           11              13            22           16            4             8             5
   Insurance fees..............            3               7             8            2            1             4             2
   Miscellaneous expenses......           15              13            26           23           10            19            46
                                     -------         -------      --------      -------      -------       -------       -------
       Total Expenses..........        3,927           3,723         7,018        3,309        1,074         2,468         1,362
       Less: Advisory fee
         waivers and expense
         reimbursements........         (307)             --            --         (519)          --            --            --
                                     -------         -------      --------      -------      -------       -------       -------
       Net Expenses............        3,620           3,723         7,018        2,790        1,074         2,468         1,362
                                     -------         -------      --------      -------      -------       -------       -------
Net Investment Income (Loss)...        2,746           7,379         1,593       22,641        3,613         7,010        10,610
                                     -------         -------      --------      -------      -------       -------       -------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
       Securities and foreign
         exchange
         transactions..........       20,748          13,085        42,941           80        7,915        29,898         1,294
       Futures contracts.......           --              --            --           --           --            --            --
       Written option
         contracts.............           --              --            --           --           --            --            --
                                     -------         -------      --------      -------      -------       -------       -------
   Net realized gain (loss)....       20,748          13,085        42,941           80        7,915        29,898         1,294
                                     -------         -------      --------      -------      -------       -------       -------
   Net change in unrealized
     appreciation
     (depreciation) on:
       Securities and foreign
         exchange
         transactions..........        4,755          46,955       108,269           --          978        (8,583)        6,820
       Futures contracts.......           --              --            --           --           --            --            --
       Written option
         contracts.............           --              --            --           --           --            --            --
       Interest rate swaps.....           --              --            --           --           --            --            --
                                     -------         -------      --------      -------      -------       -------       -------
   Net change in unrealized
     appreciation
     (depreciation)............        4,755          46,955       108,269           --          978        (8,583)        6,820
                                     -------         -------      --------      -------      -------       -------       -------
   Net Increase in Net Assets
     Resulting from
     Operations................      $28,249         $67,419      $152,803      $22,721      $12,506       $28,325       $18,724
                                     =======         =======      ========      =======      =======       =======       =======
---------------------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on May 2, 1996.

See Notes to Financial Statements.

 ---------------------------------------------------------------------------------------------------------------------------
                                                          PORTFOLIO
 ---------------------------------------------------------------------------------------------------------------------------
                      PIMCO
      T. ROWE         TOTAL       INVESCO       FOUNDERS       T. ROWE PRICE     T. ROWE PRICE      BERGER
    PRICE ASSET      RETURN       EQUITY        CAPITAL        INTERNATIONAL     INTERNATIONAL     CAPITAL        FOUNDERS
    ALLOCATION        BOND        INCOME      APPRECIATION        EQUITY             BOND           GROWTH        PASSPORT
    -----------     ---------     -------     ------------     -------------     -------------     --------     -----------
      $ 2,578        $18,300     $ 5,465         $   857          $ 1,010            $4,371        $   756          $  539
        1,035             --       4,109             215            5,459                --            385           1,492
      -------        -------     -------         -------          -------            ------        -------          ------
        3,613         18,300       9,574           1,072            6,469             4,371          1,141           2,031
      -------        -------     -------         -------          -------            ------        -------          ------
          728          1,896       1,884           1,240            3,011               596            684             778
           86            292         251             138              301                70             91              78
           89            255         230             138              261                97             96              90
           55            102          51              55              250                64             27              75
            7             25          22              12               26                 6              8               7
            3             10           9               5               10                 3              3               3
            1              5           3               2                4                 1              2               1
           57             14          17               9               65                14              7              25
      -------        -------     -------         -------          -------            ------        -------          ------
        1,026          2,599       2,467           1,599            3,928               851            918           1,057
           --             --          --              --               --                --             --              --
      -------        -------     -------         -------          -------            ------        -------          ------
        1,026          2,599       2,467           1,599            3,928               851            918           1,057
      -------        -------     -------         -------          -------            ------        -------          ------
        2,587         15,701       7,107            (527)           2,541             3,520            223             974
      -------        -------     -------         -------          -------            ------        -------          ------
        2,313         (4,897)      9,984            (527)           2,395               904          1,487             (20)
           --          1,120          --              --               --                --             --              --
           --            (77)         --              --               --               188             --              --
      -------        -------     -------         -------          -------            ------        -------          ------
        2,313         (3,854)      9,984            (527)           2,395             1,092          1,487             (20)
      -------        -------     -------         -------          -------            ------        -------          ------
        6,558          1,893      24,709          24,027           34,967               504         10,400           5,257
           --         (1,275)         --              --               --                --             --              --
           --            578          --              --               --               (46)            --              --
           --             12          --              --               --                --             --              --
      -------        -------     -------         -------          -------            ------        -------          ------
        6,558          1,208      24,709          24,027           34,967               458         10,400           5,257
      -------        -------     -------         -------          -------            ------        -------          ------
      $11,458        $13,055     $41,800         $22,973          $39,903            $5,070        $12,110          $6,211
      =======        =======     =======         =======          =======            ======        =======          ======

   ---------------------------------------------
                     PORTFOLIO
   ---------------------------------------------
       T. ROWE          PIMCO        ROBERTSON
        PRICE          LIMITED       STEPHENS
       NATURAL        MATURITY        VALUE +
      RESOURCES         BOND         GROWTH(1)
      ----------     -----------     ---------
        $  285         $12,543         $   46
           647              --             44
        ------         -------         ------
           932          12,543             90
        ------         -------         ------
           352           1,240            118
            39             191             12
            72             189             14
            34              35              9
             3              16              1
             1               6             --
             1               5             --
             7              12              2
        ------         -------         ------
           509           1,694            156
            --              --             --
        ------         -------         ------
           509           1,694            156
        ------         -------         ------
           423          10,849            (66)
        ------         -------         ------
         2,036          (1,168)           (57)
            --            (153)            --
            --              --             --
        ------         -------         ------
         2,036          (1,321)           (57)
        ------         -------         ------
         7,352          (1,463)         2,814
            --             (84)            --
            --              35             --
            --              --             --
        ------         -------         ------
         7,352          (1,512)         2,814
        ------         -------         ------
        $9,811         $ 8,016         $2,691
        ======         =======         ======
   ---------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                               -----------------------------------------------------
                                                                                     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                     AST PUTNAM                    LORD ABBETT
                                                                INTERNATIONAL EQUITY            GROWTH AND INCOME
                                                               -----------------------       -----------------------
                                                                 1996           1995           1996           1995
                                                               --------       --------       --------       --------
FROM OPERATIONS
    Net investment income (loss)...........................    $  2,746       $  2,165       $  7,379       $  3,534
    Net realized gain (loss) on investments and foreign
      currency transactions................................      20,748          8,916         13,085          7,136
    Net change in unrealized appreciation (depreciation) on
      investments, foreign currency transactions, and
      forward currency contracts...........................       4,755         13,385         46,955         23,471
                                                               --------       --------       --------       --------
      Net Increase in Net Assets from Operations...........      28,249         24,466         67,419         34,141
                                                               --------       --------       --------       --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment income...      (5,032)            --         (3,534)        (1,700)
    Distributions to shareholders from capital gains.......      (5,923)       (12,667)        (7,139)        (1,699)
                                                               --------       --------       --------       --------
      Total Dividends and Distributions to Shareholders....     (10,955)       (12,667)       (10,673)        (3,399)
                                                               --------       --------       --------       --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold..............................     101,730        105,273        217,780        170,735
    Net asset value of shares issued in reinvestment of
      dividends and distributions..........................      10,955         12,667         10,673          3,399
    Cost of shares redeemed................................     (51,824)       (99,733)       (43,451)        (8,177)
                                                               --------       --------       --------       --------
      Increase in Net Assets from Capital Share
         Transactions......................................      60,861         18,207        185,002        165,957
                                                               --------       --------       --------       --------
         Total Increase in Net Assets......................      78,155         30,006        241,748        196,699
NET ASSETS
    Beginning of Period....................................     268,056        238,050        288,749         92,050
                                                               --------       --------       --------       --------
    End of Period..........................................    $346,211       $268,056       $530,497       $288,749
                                                               ========       ========       ========       ========
SHARES ISSUED AND REDEEMED
    Shares sold............................................       5,530          6,250         13,666         11,930
    Shares issued in reinvestment of dividends and
      distributions........................................         610            823            707            276
    Shares redeemed........................................      (2,856)        (5,865)        (2,755)          (600)
                                                               --------       --------       --------       --------
      Net Increase in Shares Outstanding...................       3,284          1,208         11,618         11,606
                                                               ========       ========       ========       ========
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------
                                               PORTFOLIO
-------------------------------------------------------------------------------------------------------
                                                          FEDERATED UTILITY
    JANCAP GROWTH              AST MONEY MARKET                INCOME              AST PUTNAM BALANCED
----------------------     ------------------------     ---------------------     ---------------------
  1996          1995          1996           1995         1996         1995         1996         1995
---------     --------     -----------     --------     --------     --------     --------     --------
$   1,593     $  1,686     $    22,641     $ 17,992     $  3,613     $  4,023     $  7,010     $  5,210
   42,941       38,435              80          156        7,915          358       29,898        9,100
  108,269       58,329              --           --          978       16,069       (8,583)      18,547
---------     --------     -----------     --------     --------     --------     --------     --------
  152,803       98,450          22,721       18,148       12,506       20,450       28,325       32,857
---------     --------     -----------     --------     --------     --------     --------     --------
     (753)      (1,363)        (22,641)     (17,992)      (4,103)      (3,376)      (5,212)      (3,867)
  (24,162)          --            (149)          --           --           --       (8,816)          --
---------     --------     -----------     --------     --------     --------     --------     --------
  (24,915)      (1,363)        (22,790)     (17,992)      (4,103)      (3,376)     (14,028)      (3,867)
---------     --------     -----------     --------     --------     --------     --------     --------
  517,512      135,311       1,478,919      674,956       59,384       43,009       27,031       92,940
   24,915        1,363          22,199       17,896        4,103        3,376       14,028        3,867
 (209,312)     (48,085)     (1,295,804)    (637,371)     (56,151)     (27,265)     (24,083)     (16,215)
---------     --------     -----------     --------     --------     --------     --------     --------
  333,115       88,589         205,314       55,481        7,336       19,120       16,976       80,592
---------     --------     -----------     --------     --------     --------     --------     --------
  461,003      185,676         205,245       55,637       15,739       36,194       31,273      109,582
  431,321      245,645         344,225      288,588      107,399       71,205      255,206      145,624
---------     --------     -----------     --------     --------     --------     --------     --------
$ 892,324     $431,321     $   549,470     $344,225     $123,138     $107,399     $286,479     $255,206
=========     ========     ===========     ========     ========     ========     ========     ========
   30,067        9,644       1,478,919      674,956        4,958        4,009        2,155        7,580
    1,569          119          22,199       17,896          351          344        1,158          367
  (12,155)      (3,650)     (1,295,804)    (637,371)      (4,710)      (2,569)      (1,954)      (1,473)
---------     --------     -----------     --------     --------     --------     --------     --------
   19,481        6,113         205,314       55,481          599        1,784        1,359        6,474
=========     ========     ===========     ========     ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                               -----------------------------------------------------
                                                                                     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                                                  T. ROWE PRICE
                                                                FEDERATED HIGH YIELD             ASSET ALLOCATION
                                                               -----------------------        ----------------------
                                                                 1996           1995            1996          1995
                                                               --------       --------        --------       -------
FROM OPERATIONS
    Net investment income (loss)...........................    $ 10,610       $  4,026        $  2,587       $ 1,306
    Net realized gain (loss) on investments and foreign
      currency transactions................................       1,294            124           2,313           483
    Net change in unrealized appreciation (depreciation) on
      investments, foreign currency transactions, and
      forward currency contracts...........................       6,820          3,479           6,558         5,440
                                                               --------       --------        --------       -------
      Net Increase in Net Assets from Operations...........      18,724          7,629          11,458         7,229
                                                               --------       --------        --------       -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment income...      (4,032)        (1,210)         (1,316)         (525)
    Distributions to shareholders from capital gains.......          --             --            (226)           --
                                                               --------       --------        --------       -------
      Total Dividends and Distributions to Shareholders....      (4,032)        (1,210)         (1,542)         (525)
                                                               --------       --------        --------       -------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold..............................     151,204         75,531          52,390        31,289
    Net asset value of shares issued in reinvestment of
      dividends and distributions..........................       4,032          1,210           1,542           525
    Cost of shares redeemed................................     (48,358)       (20,776)         (3,098)       (2,582)
                                                               --------       --------        --------       -------
      Increase in Net Assets from Capital Share
         Transactions......................................     106,878         55,965          50,834        29,232
                                                               --------       --------        --------       -------
         Total Increase in Net Assets......................     121,570         62,384          60,750        35,936
NET ASSETS
    Beginning of Period....................................      83,692         21,308          59,399        23,463
                                                               --------       --------        --------       -------
    End of Period..........................................    $205,262       $ 83,692        $120,149       $59,399
                                                               ========       ========        ========       =======
SHARES ISSUED AND REDEEMED
    Shares sold............................................      13,287          7,197           4,228         2,775
    Shares issued in reinvestment of dividends and
      distributions........................................         368            124             128            52
    Shares redeemed........................................      (4,248)        (2,008)           (249)         (244)
                                                               --------       --------        --------       -------
         Net Increase in Shares Outstanding................       9,407          5,313           4,107         2,583
                                                               ========       ========        ========       =======
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------
                                             PORTFOLIO
----------------------------------------------------------------------------------------------------
     PIMCO TOTAL                                       FOUNDERS CAPITAL            T. ROWE PRICE
     RETURN BOND          INVESCO EQUITY INCOME          APPRECIATION          INTERNATIONAL EQUITY
---------------------     ---------------------     ----------------------     ---------------------
  1996         1995         1996         1995         1996          1995         1996         1995
--------     --------     --------     --------     ---------     --------     --------     --------
$ 15,701     $  5,966     $  7,107     $  3,658     $    (527)    $   (151)    $  2,541     $  1,454
  (3,854)       6,557        9,984        5,268          (527)       2,836        2,395         (908)
   1,208        4,574       24,709       19,246        24,027       10,589       34,967       15,141
--------     --------     --------     --------     ---------     --------     --------     --------
  13,055       17,097       41,800       28,172        22,973       13,274       39,903       15,687
--------     --------     --------     --------     ---------     --------     --------     --------
  (6,111)      (1,271)      (3,685)      (1,056)           --         (280)      (1,759)        (121)
  (6,703)          --       (4,986)          --        (1,655)          --           --         (249)
--------     --------     --------     --------     ---------     --------     --------     --------
 (12,814)      (1,271)      (8,671)      (1,056)       (1,655)        (280)      (1,759)        (370)
--------     --------     --------     --------     ---------     --------     --------     --------
 196,298      199,583      184,426       93,257       237,559       62,848      222,719      101,284
  12,814        1,271        8,671        1,056         1,655          280        1,759          370
 (74,678)     (37,838)     (54,262)      (9,914)     (130,924)     (14,221)     (55,730)     (30,055)
--------     --------     --------     --------     ---------     --------     --------     --------
 134,434      163,016      138,835       84,399       108,290       48,907      168,748       71,599
--------     --------     --------     --------     ---------     --------     --------     --------
 134,675      178,842      171,964      111,515       129,608       61,901      206,892       86,916
 225,335       46,493      176,716       65,201        90,460       28,559      195,667      108,751
--------     --------     --------     --------     ---------     --------     --------     --------
$360,010     $225,335     $348,680     $176,716     $ 220,068     $ 90,460     $402,559     $195,667
========     ========     ========     ========     =========     ========     ========     ========
  18,267       18,460       14,201        8,188        15,149        4,764       19,721       10,012
   1,211          128          705          105           115           26          161           41
  (6,938)      (3,491)      (4,116)        (850)       (8,512)      (1,074)      (4,907)      (2,997)
--------     --------     --------     --------     ---------     --------     --------     --------
  12,540       15,097       10,790        7,443         6,752        3,716       14,975        7,056
========     ========     ========     ========     =========     ========     ========     ========
----------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                               -----------------------------------------------------
                                                                                     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                    T. ROWE PRICE
                                                                 INTERNATIONAL BOND           BERGER CAPITAL GROWTH
                                                               -----------------------        ----------------------
                                                                 1996           1995            1996          1995
                                                               --------       --------        --------       -------
FROM OPERATIONS
    Net investment income (loss)...........................    $  3,520       $  1,705        $    223       $   150
    Net realized gain (loss) on investments and foreign
      currency transactions................................       1,092             13           1,487          (195)
    Net change in unrealized appreciation (depreciation) on
      investments, foreign currency transactions, and
      forward currency contracts...........................         458          1,290          10,400         4,860
                                                               --------       --------        --------       -------
      Net Increase in Net Assets from Operations...........       5,070          3,008          12,110         4,815
                                                               --------       --------        --------       -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment income...        (697)          (263)           (150)           (3)
    Distributions to shareholders from capital gains.......        (884)            --              --            --
                                                               --------       --------        --------       -------
      Total Dividends and Distributions to Shareholders....      (1,581)          (263)           (150)           (3)
                                                               --------       --------        --------       -------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold..............................      60,046         30,340         147,599        42,283
    Net asset value of shares issued in reinvestment of
      dividends and distributions..........................       1,581            263             150             3
    Cost of shares redeemed................................     (12,483)        (2,964)        (69,441)       (4,149)
                                                               --------       --------        --------       -------
      Increase in Net Assets from Capital Share
         Transactions......................................      49,144         27,639          78,308        38,137
                                                               --------       --------        --------       -------
         Total Increase in Net Assets......................      52,633         30,384          90,268        42,949
NET ASSETS
    Beginning of Period....................................      45,602         15,218          45,979         3,030
                                                               --------       --------        --------       -------
    End of Period..........................................    $ 98,235       $ 45,602        $136,247       $45,979
                                                               ========       ========        ========       =======
SHARES ISSUED AND REDEEMED
    Shares sold............................................       5,742          2,996          10,695         3,773
    Shares issued in reinvestment of dividends and
      distributions........................................         156             27              12            --
    Shares redeemed........................................      (1,183)          (295)         (4,945)         (370)
                                                               --------       --------        --------       -------
         Net Increase in Shares Outstanding................       4,715          2,728           5,762         3,403
                                                               ========       ========        ========       =======
--------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on May 2, 1995.
(2) Commenced operations on May 2, 1996.

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------
                                        PORTFOLIO
-----------------------------------------------------------------------------------------
                                                                             ROBERTSON
                            T. ROWE PRICE            PIMCO LIMITED         STEPHENS VALUE
 FOUNDERS PASSPORT        NATURAL RESOURCES          MATURITY BOND            + GROWTH
--------------------     -------------------     ---------------------     --------------
  1996       1995(1)       1996       1995(1)      1996       1995(1)         1996(2)
--------     -------     --------     ------     --------     --------     --------------
$    974     $    72     $    423     $   30     $ 10,849     $    765         $   (66)
     (20)          8        2,036         31       (1,321)         174             (57)
   5,257          16        7,352        383       (1,512)         488           2,814
--------     -------     --------     ------     --------     --------         -------
   6,211          96        9,811        444        8,016        1,427           2,691
--------     -------     --------     ------     --------     --------         -------

    (129)         --          (29)        --         (761)          --              --
      --          --          (34)        --         (303)          --              --
--------     -------     --------     ------     --------     --------         -------
    (129)         --          (63)        --       (1,064)          --              --
--------     -------     --------     ------     --------     --------         -------

 103,946      29,685       87,969      9,686      104,208      166,622          52,408

     129          --           63         --        1,064           --              --
 (20,969)     (1,326)     (18,508)      (868)     (65,151)      (6,109)         (6,309)
--------     -------     --------     ------     --------     --------         -------
  83,106      28,359       69,524      8,818       40,121      160,513          46,099
--------     -------     --------     ------     --------     --------         -------
  89,188      28,455       79,272      9,262       47,073      161,940          48,790

  28,455          --        9,262         --      161,940           --              --
--------     -------     --------     ------     --------     --------         -------
$117,643     $28,455     $ 88,534     $9,262     $209,013     $161,940         $48,790
========     =======     ========     ======     ========     ========         =======

   9,188       2,884        6,706        918        9,943       16,062           5,032
      12          --            5         --          102           --              --
  (1,843)       (128)      (1,428)       (84)      (6,177)        (597)           (593)
--------     -------     --------     ------     --------     --------         -------
   7,357       2,756        5,283        834        3,868       15,465           4,439
========     =======     ========     ======     ========     ========         =======
-----------------------------------------------------------------------------------------

\
AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

----------------------------------------------------------------------------------------------------------------------------
                                             INCREASE (DECREASE) FROM
                                              INVESTMENT OPERATIONS
                                      --------------------------------------            LESS DISTRIBUTIONS
                          NET ASSET      NET                                   -------------------------------------   NET ASSET
                            VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET                     VALUE
                 YEAR     BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL          END
  PORTFOLIO     ENDED     OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------  --------   ---------   ----------   ------------   ----------   ----------   --------   -------------   ----------
AST Putnam     12/31/96     $18.20      $  0.16       $  1.55       $  1.71      $  (0.32)   $ (0.37)     $  (0.69)      $19.22
  International
    Equity     12/31/95      17.61         0.14          1.44          1.58            --      (0.99)        (0.99)       18.20
               12/31/94      17.34         0.10          0.36          0.46         (0.03)     (0.16)        (0.19)       17.61
               12/31/93      12.74         0.14          4.46          4.60            --         --            --        17.34
               12/31/92      13.90        (0.17)        (0.99)        (1.16)           --         --            --        12.74
Lord Abbett    12/31/96     $14.98      $  0.23       $  2.48       $  2.71      $  (0.17)   $ (0.35)     $  (0.52)      $17.17
  Growth and
    Income     12/31/95      12.00         0.16          3.22          3.38         (0.20)     (0.20)        (0.40)       14.98
               12/31/94      12.06         0.20          0.06          0.26         (0.12)     (0.20)        (0.32)       12.00
               12/31/93      10.70         0.11          1.35          1.46         (0.04)     (0.06)        (0.10)       12.06
               12/31/92(2)   10.00         0.07          0.63          0.70            --         --            --        10.70
JanCap Growth  12/31/96     $15.40      $  0.02       $  4.19       $  4.21      $  (0.02)   $ (0.80)     $  (0.82)      $18.79
               12/31/95      11.22         0.06          4.18          4.24         (0.06)        --         (0.06)       15.40
               12/31/94      11.78         0.06         (0.59)        (0.53)        (0.03)        --         (0.03)       11.22
               12/31/93      10.53         0.03          1.22          1.25            --         --            --        11.78
               12/31/92(3)   10.00        (0.01)         0.54          0.53            --         --            --        10.53
AST Money
  Market       12/31/96     $ 1.00      $0.0492       $0.0005       $0.0497      $(0.0492)  $(0.0005)     $(0.0497)      $ 1.00
               12/31/95       1.00       0.0494            --        0.0494       (0.0494)        --       (0.0494)        1.00
               12/31/94       1.00       0.0369            --        0.0369       (0.0367)   (0.0002)      (0.0369)        1.00
               12/31/93       1.00       0.0252            --        0.0252       (0.0252)        --       (0.0252)        1.00
               12/31/92(4)    1.00       0.0032            --        0.0032       (0.0032)        --       (0.0032)        1.00
Federated
  Utility
  Income       12/31/96     $11.94      $  0.36       $  0.97       $  1.33      $  (0.44)   $    --      $  (0.44)      $12.83
               12/31/95       9.87         0.40          2.09          2.49         (0.42)        --         (0.42)       11.94
               12/31/94      10.79         0.46         (1.20)        (0.74)        (0.16)     (0.02)        (0.18)        9.87
               12/31/93(5)   10.00         0.17          0.62          0.79            --         --            --        10.79
AST Putnam
  Balanced     12/31/96     $12.53      $  0.32       $  1.02       $  1.34      $  (0.25)   $ (0.43)     $  (0.68)      $13.19
               12/31/95      10.49         0.26          2.06          2.32         (0.28)        --         (0.28)       12.53
               12/31/94      10.57         0.27         (0.26)         0.01         (0.07)     (0.02)        (0.09)       10.49
               12/31/93(5)   10.00         0.08          0.49          0.57            --         --            --        10.57

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

(1) Annualized.
(2) Commenced operations on May 1, 1992.
(3) Commenced operations on November 6, 1992.
(4) Commenced operations on November 10, 1992.
(5) Commenced operations on May 4, 1993.

See Notes to Financial Statements.

       ---------------------------------------------------------------------------------------------------------------------
                                                                                                 RATIOS OF NET INVESTMENT
                                                                  RATIOS OF EXPENSES                  INCOME (LOSS)
                                                                TO AVERAGE NET ASSETS             TO AVERAGE NET ASSETS
                                                            ------------------------------    ------------------------------
                       SUPPLEMENTAL DATA                        AFTER           BEFORE            AFTER           BEFORE
       -------------------------------------------------      ADVISORY         ADVISORY         ADVISORY         ADVISORY
                 NET ASSETS AT    PORTFOLIO    AVERAGE       FEE WAIVER       FEE WAIVER       FEE WAIVER       FEE WAIVER
       TOTAL     END OF PERIOD    TURNOVER    COMMISSION     AND EXPENSE      AND EXPENSE      AND EXPENSE      AND EXPENSE
       RETURN     (IN 000'S)        RATE      RATE PAID+    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT
       ------    -------------    --------    ----------    -------------    -------------    -------------    -------------
        9.65%       $346,211        124%        $0.0151         1.16%            1.26%             0.88%            0.78%
       10.00%        268,056         59%             --         1.17%            1.27%             0.88%            0.78%
        2.64%        238,050         49%             --         1.22%            1.32%             0.55%            0.46%
       36.11%        150,646         32%             --         1.52%            1.52%             0.28%            0.28%
       (8.35%)        24,998         55%             --         2.50%            2.50%            (1.62%)          (1.62%)
       18.56%       $530,497         43%        $0.0655         0.97%            0.97%             1.92%            1.92%
       28.91%        288,749         50%             --         0.99%            0.99%             2.50%            2.50%
        2.22%         92,050         60%             --         1.06%            1.06%             2.45%            2.45%
       13.69%         48,385         57%             --         1.22%            1.33%             2.05%            1.94%
        7.00%         10,159         34%             --         0.99%(1)         1.75%(1)          2.49% (1)        1.73% (1)
       28.36%       $892,324         79%        $0.0569         1.10%            1.10%             0.25%            0.25%
       37.98%        431,321        113%             --         1.12%            1.12%             0.51%            0.51%
       (4.51%)       245,645         94%             --         1.18%            1.18%             0.62%            0.62%
       11.87%        157,852         92%             --         1.22%            1.22%             0.35%            0.35%
        5.30%         15,218          2%             --         1.33%(1)         2.21%(1)         (0.90%)(1)       (1.78%)(1)
        5.08%       $549,470         N/A            N/A         0.60%            0.71%             4.87%            4.76%
        5.05%        344,225         N/A             --         0.60%            0.72%             5.38%            5.26%
        3.75%        288,588         N/A             --         0.64%            0.76%             3.90%            3.78%
        2.55%        114,074         N/A             --         0.65%            0.84%             2.53%            2.34%
        0.32%          4,294         N/A             --         0.65%(1)         1.15%(1)          2.43% (1)        1.93% (1)
       11.53%       $123,138         81%        $0.0446         0.93%            0.93%             3.14%            3.14%
       26.13%        107,399         71%             --         0.93%            0.93%             4.58%            4.58%
       (6.95%)        71,205         54%             --         0.99%            0.99%             5.11%            5.11%
        7.90%         57,643          5%             --         1.18%(1)         1.18%(1)          5.09% (1)        5.09% (1)
       11.23%       $286,479        276%        $0.0516         0.94%            0.94%             2.66%            2.66%
       22.60%        255,206        161%             --         0.94%            0.94%             3.28%            3.28%
        0.09%        145,624         87%             --         0.99%            0.99%             3.08%            3.08%
        5.70%         91,591         46%             --         1.13%(1)         1.13%(1)          2.53% (1)        2.53% (1)
       ---------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

----------------------------------------------------------------------------------------------------------------------------
                                              INCREASE (DECREASE) FROM
                                               INVESTMENT OPERATIONS
                                       --------------------------------------            LESS DISTRIBUTIONS
                           NET ASSET      NET                                   -------------------------------------   NET ASSET
                             VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET                     VALUE
                  YEAR     BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL          END
   PORTFOLIO     ENDED     OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
--------------- --------   ---------   ----------   ------------   ----------   ----------   --------   -------------   ---------
Federated High
  Yield         12/31/96     $11.14      $ 0.56        $ 0.90        $ 1.46       $(0.47)         --        $(0.47)       $12.13
                12/31/95       9.69        0.38          1.46          1.84        (0.39)         --         (0.39)        11.14
                12/31/94(6)   10.00        0.55         (0.86)        (0.31)          --          --            --          9.69
T. Rowe Price   12/31/96     $12.01      $ 0.27        $ 1.28        $ 1.55       $(0.25)     $(0.04)       $(0.29)       $13.27
  Asset
    Allocation  12/31/95       9.94        0.26          2.02          2.28        (0.21)         --         (0.21)        12.01
                12/31/94(6)   10.00        0.21         (0.27)        (0.06)          --          --            --          9.94
PIMCO Total     12/31/96     $11.34      $ 0.46        $(0.10)       $ 0.36       $(0.28)     $(0.31)       $(0.59)       $11.11
  Return Bond   12/31/95       9.75        0.25          1.55          1.80        (0.21)         --         (0.21)        11.34
                12/31/94(6)   10.00        0.26         (0.51)        (0.25)          --          --            --          9.75
INVESCO Equity
  Income        12/31/96     $12.50      $ 0.27        $ 1.79        $ 2.06       $(0.24)     $(0.33)       $(0.57)       $13.99
                12/31/95       9.75        0.25          2.65          2.90        (0.15)         --         (0.15)        12.50
                12/31/94(6)   10.00        0.16         (0.41)        (0.25)          --          --            --          9.75
Founders
  Capital       12/31/96     $14.25      $(0.03)       $ 2.85        $ 2.82       $   --      $(0.27)       $(0.27)       $16.80
  Appreciation  12/31/95      10.84       (0.04)         3.54          3.50        (0.09)         --         (0.09)        14.25
                12/31/94(6)   10.00        0.11          0.73          0.84           --          --            --         10.84
T. Rowe Price   12/31/96     $10.65      $ 0.06        $ 1.44        $ 1.50       $(0.08)     $   --        $(0.08)       $12.07
  International
    Equity      12/31/95       9.62        0.07          0.99          1.06        (0.01)      (0.02)        (0.03)        10.65
                12/31/94(6)   10.00        0.02         (0.40)        (0.38)          --          --            --          9.62
T. Rowe Price   12/31/96     $10.60      $ 0.23        $ 0.38        $ 0.61       $(0.14)     $(0.17)       $(0.31)       $10.90
  International
    Bond        12/31/95       9.68        0.31          0.75          1.06        (0.14)         --         (0.14)        10.60
                12/31/94(7)   10.00        0.27         (0.59)        (0.32)          --          --            --          9.68

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

(1) Annualized.
(6) Commenced operations on January 4, 1994.
(7) Commenced operations on May 3, 1994.

See Notes to Financial Statements.

     --------------------------------------------------------------------------------------------------------------------------
                                                                                                  RATIOS OF NET INVESTMENT INCOME
                                                                  RATIOS OF EXPENSES                          (LOSS)
                                                                 TO AVERAGE NET ASSETS                 TO AVERAGE NET ASSETS
                                                           ---------------------------------     ---------------------------------
                   SUPPLEMENTAL DATA                           AFTER                                 AFTER
  ----------------------------------------------------       ADVISORY        BEFORE ADVISORY       ADVISORY        BEFORE ADVISORY
             NET ASSETS AT     PORTFOLIO     AVERAGE        FEE WAIVER         FEE WAIVER         FEE WAIVER         FEE WAIVER
  TOTAL      END OF PERIOD     TURNOVER     COMMISSION      AND EXPENSE        AND EXPENSE        AND EXPENSE        AND EXPENSE
  RETURN      (IN 000'S)         RATE       RATE PAID+     REIMBURSEMENT      REIMBURSEMENT      REIMBURSEMENT      REIMBURSEMENT
  ------     -------------     --------     ----------     -------------     ---------------     -------------     ---------------
  13.58%        $205,262           43%            N/A          1.03%              1.03%               8.02%              8.02%
  19.57%          83,692           30%             --          1.11%              1.11%               8.72%              8.72%
  (3.10%)         21,308           41%             --          1.15%(1)           1.34%(1)            9.06%(1)           8.87%(1)
  13.14%        $120,149           31%        $0.0366          1.20%              1.20%               3.02%              3.02%
  23.36%          59,399           18%             --          1.25%              1.29%               3.53%              3.49%
  (0.60%)         23,463           32%             --          1.25%(1)           1.47%(1)            3.64%(1)           3.42%(1)
   3.42%        $360,010          403%            N/A          0.89%              0.89%               5.38%              5.38%
  18.78%         225,335          124%             --          0.89%              0.89%               5.95%              5.95%
  (2.50%)         46,493          139%             --          1.02%(1)           1.02%(1)            5.57%(1)           5.57%(1)
  17.09%        $348,680           58%        $0.0603          0.98%              0.98%               2.83%              2.83%
  30.07%         176,716           89%             --          0.98%              0.98%               3.34%              3.34%
  (2.50%)         65,201           63%             --          1.14%(1)           1.14%(1)            3.41%(1)           3.41%(1)
  20.05%        $220,068           69%        $0.0573          1.16%              1.16%              (0.38%)            (0.38%)
  32.56%          90,460           68%             --          1.22%              1.22%              (0.28%)            (0.28%)
   8.40%          28,559          198%             --          1.30%(1)           1.55%(1)            2.59%(1)           2.34%(1)
  14.17%        $402,559           11%        $0.0255          1.30%              1.30%               0.84%              0.84%
  11.09%         195,667           17%             --          1.33%              1.33%               1.03%              1.03%
  (3.80%)        108,751           16%             --          1.75%(1)           1.77%(1)            0.45%(1)           0.43%(1)
   5.98%        $ 98,235          241%            N/A          1.21%              1.21%               5.02%              5.02%
  11.10%          45,602          325%             --          1.53%              1.53%               6.17%              6.17%
  (3.20%)         15,218          163%             --          1.68%(1)           1.68%(1)            7.03%(1)           7.03%(1)

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  ----------------------------------------------------------------------------------------------------------------------------
                                             INCREASE (DECREASE) FROM
                                              INVESTMENT OPERATIONS
                                      --------------------------------------            LESS DISTRIBUTIONS
                          NET ASSET      NET                                   -------------------------------------   NET ASSET
                            VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET                     VALUE
                YEAR      BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL          END
PORTFOLIO      ENDED      OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------    --------    ---------   ----------   ------------   ----------   ----------   --------   -------------   ----------
Berger
  Capital
  Growth      12/31/96      $12.40      $ 0.01        $ 2.01        $ 2.02       $(0.03)         --        $(0.03)       $14.39
              12/31/95        9.97        0.04          2.40          2.44        (0.01)         --         (0.01)        12.40
              12/31/94(8)    10.00        0.01         (0.04)        (0.03)          --          --            --          9.97
Founders
  Passport    12/31/96      $10.33      $ 0.09        $ 1.24        $ 1.33       $(0.03)         --        $(0.03)       $11.63
              12/31/95(9)    10.00        0.03          0.30          0.33           --          --            --         10.33
T. Rowe
  Price       12/31/96      $11.11      $ 0.05        $ 3.35        $ 3.40       $(0.02)     $(0.02)       $(0.04)       $14.47
  Natural
  Resources   12/31/95(9)    10.00        0.04          1.07          1.11           --          --            --         11.11
PIMCO
  Limited     12/31/96      $10.47      $ 0.56        $(0.15)       $ 0.41       $(0.05)     $(0.02)       $(0.07)       $10.81
  Maturity
    Bond      12/31/95(9)    10.00        0.05          0.42          0.47           --          --            --         10.47
Robertson
  Stephens
  Value +
  Growth      12/31/96(10)  $10.00      $(0.01)       $ 1.00        $ 0.99           --          --            --        $10.99

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

 (1) Annualized.
 (8) Commenced operations on October 20, 1994.
 (9) Commenced operations on May 2, 1995.
(10) Commenced operations on May 2, 1996.

See Notes to Financial Statements.

        ------------------------------------------------------
                          SUPPLEMENTAL DATA
        ------------------------------------------------------
                    NET ASSETS AT     PORTFOLIO      AVERAGE
         TOTAL      END OF PERIOD     TURNOVER      COMMISSION
        RETURN       (IN 000'S)         RATE        RATE PAID+
        -------     -------------     ---------     ----------
         16.34%        $136,247          156%         $0.0614
         24.42%          45,979           84%              --
         (0.30%)          3,030            5%              --
         12.91%        $117,643          133%         $0.0190
          3.30%          28,455            4%              --
         30.74%        $ 88,534           31%         $0.0238
         11.10%           9,262            2%              --
          3.90%        $209,013          247%             N/A
          4.70%         161,940          205%              --
          9.90%        $ 48,790           77%         $0.0529
        -----------------------------------------------------
        ----------------------------------------------------------------------------------
                  RATIOS OF EXPENSES               RATIOS OF NET INVESTMENT INCOME (LOSS)
                 TO AVERAGE NET ASSETS                      TO AVERAGE NET ASSETS
        -------------------------------------      --------------------------------------
               AFTER                                     AFTER
             ADVISORY        BEFORE ADVISORY           ADVISORY        BEFORE ADVISORY
            FEE WAIVER         FEE WAIVER             FEE WAIVER         FEE WAIVER
            AND EXPENSE        AND EXPENSE            AND EXPENSE        AND EXPENSE
           REIMBURSEMENT      REIMBURSEMENT          REIMBURSEMENT      REIMBURSEMENT
           -------------     ---------------         -------------     --------------
               1.01%              1.01%                   0.24%              0.24%
               1.17%              1.17%                   0.70%              0.70%
               1.25%(1)           1.70%(1)                1.41% (1)          0.97% (1)
               1.36%              1.36%                   1.25%              1.25%
               1.46%(1)           1.46%(1)                0.94% (1)          0.94% (1)
               1.30%              1.30%                   1.08%              1.08%
               1.35%(1)           1.80%(1)                1.28% (1)          0.83% (1)
               0.89%              0.89%                   5.69%              5.69%
               0.89%(1)           0.89%(1)                4.87% (1)          4.87% (1)
               1.33%(1)           1.33%(1)               (0.56%)(1)         (0.56%)(1)
        --------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

American Skandia Trust (the "Trust"), was organized under the laws of the Commonwealth of Massachusetts on October 31, 1988, as a "Massachusetts Business Trust". The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust operates as a series company, issuing eighteen classes of shares of beneficial interest during 1996: AST Putnam International Equity Portfolio ("Putnam International") (formerly, Seligman Henderson International Equity Portfolio), Lord Abbett Growth and Income Portfolio ("Lord Abbett"), JanCap Growth Portfolio ("JanCap"), AST Money Market Portfolio ("Money Market"), Federated Utility Income Portfolio ("Federated"), AST Putnam Balanced Portfolio ("Putnam Balanced") (formerly, AST Phoenix Balanced Asset Portfolio), Federated High Yield Portfolio ("High Yield"), T. Rowe Price Asset Allocation Portfolio ("Asset Allocation"), PIMCO Total Return Bond Portfolio ("PIMCO"), INVESCO Equity Income Portfolio ("INVESCO"), Founders Capital Appreciation Portfolio ("Founders"), T. Rowe Price International Equity Portfolio ("T. Rowe"), T. Rowe Price International Bond Portfolio ("International Bond") (formerly, AST Scudder International Bond Portfolio), Berger Capital Growth Portfolio ("Berger"), Founders Passport Portfolio ("Passport") (formerly, Seligman Henderson International Small Cap Portfolio), T. Rowe Price Natural Resources Portfolio ("Natural Resources"), PIMCO Limited Maturity Bond Portfolio ("Limited Maturity"), and Robertson Stephens Value + Growth Portfolio ("Robertson Stephens") (collectively "the Portfolios").

The following is a summary of the Trust's significant accounting policies:

Security Valuation

All Portfolios, other than Money Market: Securities are valued at the close of regular trading on each business day the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Short-term obligations which mature in sixty days or less are valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity are valued at current market value until the sixtieth day prior to maturity, and thereafter are valued on an amortized cost basis based on the value on such date.

Money Market: Securities are valued at amortized cost. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

Foreign Currency Translation and Foreign Currency Exchange Contracts

The Trust's investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates determined prior to the close of the NYSE. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments and foreign currency transactions.

A foreign currency exchange contract (FCEC) is a commitment to purchase or sell a specified amount of

--------------------------------------------------------------------------------

foreign currency at the settlement date at a specified rate. FCECs are used to hedge against foreign exchange rate risk arising from a Portfolio's investment or anticipated investment in securities denominated in foreign currencies. Risks may arise upon entering into FCECs from the potential inability of counterparties to meet the terms of their contracts. Also, when utilizing FCECs, a Portfolio may give up the opportunity to profit from favorable exchange rate movements during the term of the contract. FCECs are marked-to-market daily at the applicable exchange rates and any gains or losses are recorded as unrealized until the contract settlement date.

Futures Contracts and Options

Certain Portfolios may enter into futures contracts for the delayed delivery of securities, currency, or contracts based upon financial indices, at an agreed upon price and date. Such contracts require an initial deposit, either in cash or securities, equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolios, depending on the fluctuations in the value of the underlying instrument, and are recorded as unrealized gains and losses.

Certain Portfolios may write covered call or put options for which premiums are received in cash and are recorded as liabilities, adjusted to reflect the value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased.

For both futures and options, risks arise from possible illiquidity, the potential inability of counterparties to meet the terms of their contracts, and from movements in interest or exchange rates or securities values. Futures and options are valued based on their quoted daily settlement prices.

Investment Transactions and Investment Income

Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis.

Dividends and Distributions to Shareholders

All Portfolios other than Money Market: Dividends and distributions arising from net investment income and net realized capital gains, if any, are declared and paid annually.

Money Market: Dividends from net investment income are declared daily and paid monthly, and capital gains, if any, are declared and paid annually.

Distributions to shareholders are recorded on their ex-dividend date.

2.  INVESTMENT MANAGEMENT AGREEMENTS,
    INVESTMENT SUB-ADVISORY AGREEMENTS
    AND TRANSACTIONS WITH AFFILIATES

The Portfolios have entered into Investment Management Agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios:
Putnam Investment Management, Inc. for Putnam International and Putnam Balanced, Lord, Abbett & Co. for Lord Abbett, Janus Capital

--------------------------------------------------------------------------------

Corporation for JanCap, J. P. Morgan Investment Management Inc. for Money Market, Federated Investment Counseling for Federated and High Yield, T. Rowe Price Associates, Inc. for Asset Allocation and Natural Resources, Pacific Investment Management Co. for PIMCO and Limited Maturity, INVESCO Trust Co. for INVESCO, Founders Asset Management, Inc. for Founders and Passport, Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for T. Rowe and International Bond, Berger Associates, Inc. for Berger, and Robertson, Stephens & Company Investment Management, L.P. for Robertson Stephens. The Investment Manager receives a fee computed daily and paid monthly based on an annual rate of 1.00%, .75%, .90%, .50%, .75%, .75%, .75%, .85%, .65%, .75%, .90%, 1.00%,
 .80%, .75%, 1.00%, .90%, .65%, and 1.00% of the average daily net assets of the Putnam International, Lord Abbett, JanCap, Money Market, Federated, Putnam Balanced, High Yield, Asset Allocation, PIMCO, INVESCO, Founders, T. Rowe, International Bond, Berger, Passport, Natural Resources, Limited Maturity, and Robertson Stephens Portfolios, respectively. The fees for Putnam International are at the rate of .85% for average daily net assets in excess of $75 million, for Federated are at the rate of .60% for average daily net assets in excess of $50 million and for Putnam Balanced are at the rate of .70% for average daily net assets in excess of $300 million. The Investment Manager is currently voluntarily waiving .05% of its fee for Money Market.

The Investment Manager pays each Sub-advisor a fee computed daily and payable monthly based on an annual rate of .65%, .50%, .60%, .25%, .50%, .45%, .50%,
 .50%, .30%, .50%, .65%, .75%, .40%, .55%, .60%, .60%, .30%, and .60% of the
average daily net assets of the Putnam International, Lord Abbett, JanCap, Money Market, Federated, Putnam Balanced, High Yield, Asset Allocation, PIMCO, INVESCO, Founders, T. Rowe, International Bond, Berger, Passport, Natural Resources, Limited Maturity, and Robertson Stephens Portfolios, respectively. The Sub-advisors for JanCap, Money Market, and T. Rowe are currently voluntarily waiving a portion of the fee payable to them by the Investment Manager. The annual rates of the fees payable by the Investment Manager to the Sub-advisors of all Portfolios, other than International Bond, are reduced for Portfolio net assets in excess of specified levels.

On April 12, 1996, the shareholders of the AST Scudder International Bond Portfolio approved new Investment Management and Sub-Advisory Agreements, effective May 1, 1996. Under the new Sub-Advisory Agreement, Rowe Price-Fleming International, Inc., became Sub-advisor to the Portfolio. Effective May 1, 1996, the name of the Portfolio was changed to the T. Rowe Price International Bond Portfolio. Prior to May 1, 1996, the Investment Manager received a fee computed daily and paid monthly based on an annual rate of 1.00% of the average daily net assets of the Portfolio. Scudder, Stephens & Clark, Inc. served as Sub-advisor for an annual rate of .60% of the average daily net assets of the Portfolio.

On October 11, 1996, the shareholders of the Seligman Henderson International Equity Portfolio ("Henderson"), AST Phoenix Balanced Asset Portfolio ("Balanced") and Seligman Henderson International Small Cap Portfolio ("Small Cap") approved new Investment Management and Sub-Advisory Agreements, effective October 15, 1996. Under the new Sub-Advisory Agreements, Putnam Investment Management, Inc. became Sub-advisor to the Henderson and Balanced Portfolios and Founders Asset Management, Inc. became Sub-advisor to the Small Cap Portfolio. Effective October 15, 1996, the names of the Portfolios were changed to AST Putnam International Equity Portfolio, AST Putnam Balanced Portfolio, and Founders Passport Portfolio for the Henderson, Balanced, and Small Cap Portfolios, respectively. Prior to October 15, 1996, Seligman Henderson Co., a joint venture between J. & W. Seligman & Co. Incorporated and Henderson International, Inc. served as Sub-advisor for the Henderson and

--------------------------------------------------------------------------------

Small Cap Portfolios and Phoenix Investment Counsel, Inc. served as Sub-advisor for the Balanced Portfolio. Prior to October 15, 1996, the Investment Manager received a fee computed daily and paid monthly based on an annual rate of 1.00%,
 .75% and 1.00% of the average daily net assets of the Henderson, Balanced, and Small Cap Portfolios, respectively. The Investment Manager waived .15% of its fee for Henderson on average daily net assets in excess of $75 million. The Investment Manager paid each Sub-advisor a fee computed daily and payable monthly based on an annual rate of 1.00%, .50% and .60% of the average daily net assets of the Henderson, Balanced, and Small Cap Portfolios, respectively. The annual rates of the fees paid by the Investment Manager to the Sub-advisors of each Portfolio were reduced for Portfolio net assets in excess of specified levels.

The Investment Manager has agreed to reimburse each Portfolio for the amount, if any, by which the total operating and management expenses (after fee waivers and expense reimbursements) of the Portfolio for any fiscal year exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation. The Investment Management Agreement with each Portfolio also provides that the Investment Manager will reimburse the Portfolio to prevent its expenses from exceeding a specific percentage limit. During the year ended December 31, 1996, the Investment Manager reimbursed Money Market for expenses pursuant to those provisions.

The Trust has entered into an agreement with American Skandia Life Assurance Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of .10% of each Portfolio's average daily net assets.

Certain officers and/or Trustees of the Trust are also officers and/or directors of the Investment Manager. During the year ended December 31, 1996, the Trust made no direct payments to its officers or interested Trustees.

3.  PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold, excluding short-term obligations, during the year ended December 31, 1996 were ($ in thousands): $432,812 and $370,749 for Putnam International, $379,695 and $155,746 for Lord Abbett, $742,468 and $467,531 for JanCap, $94,268 and $90,156
for Federated, $744,181 and $634,180 for Putnam Balanced, $163,459 and $54,732 for High Yield, $75,595 and $24,930 for Asset Allocation, $1,580,935 and $1,282,195 for PIMCO, $271,082 and $135,460 for INVESCO, $180,472 and $85,656
for Founders, $206,324 and $32,392 for T. Rowe, $194,274 and $151,373 for
International Bond, $195,711 and $121,117 for Berger, $160,182 and $90,198 for Passport, $78,088 and $11,188 for Natural Resources, $542,165 and $400,931 for Limited Maturity, and $54,447 and $12,517 for Robertson Stephens.

4.  TAX MATTERS

It is the Trust's policy to comply with the requirements of the Internal Revenue Code pertaining to regulated investment companies and to distribute all of its taxable income, as well as any net realized gains, to its shareholders. Therefore, no federal income or excise tax provision has been made. Foreign taxes have been provided for on dividend and interest income earned on foreign investments in accordance with the applicable country's tax rates and, to the extent unrecoverable, are recorded as a reduction of investment income.

Tax Cost of Investments

At December 31, 1996, the net unrealized appreciation or depreciation based on the cost of investments for

--------------------------------------------------------------------------------

federal income tax purposes was as follows ($ in thousands):

                           TAX          GROSS          GROSS       NET UNREALIZED
                         COST OF      UNREALIZED     UNREALIZED     APPRECIATION
                       INVESTMENTS   APPRECIATION   DEPRECIATION   (DEPRECIATION)
                       -----------   ------------   ------------   --------------
Putnam
 International........  $ 322,005      $ 28,977       $ (5,101)       $ 23,876
Lord Abbett...........    457,800        74,563         (3,805)         70,758
JanCap................    692,487       184,437         (3,938)        180,499
Money Market..........    548,206            --             --              --
Federated.............    110,631        13,279         (1,259)         12,020
Putnam Balanced.......    288,453        11,294         (3,696)          7,598
High Yield............    192,729        10,790         (1,881)          8,909
Asset Allocation......    107,951        13,406         (1,700)         11,706
PIMCO.................    427,007         5,138           (781)          4,357
INVESCO...............    294,477        45,218         (3,011)         42,207
Founders..............    190,972        43,161         (5,779)         37,382
T. Rowe...............    338,578        62,816        (17,260)         45,556
International Bond....     86,891         2,494           (629)          1,865
Berger................    120,843        16,651         (1,419)         15,232
Passport..............    111,679         9,522         (4,276)          5,246
Natural Resources.....     88,546         9,797         (2,092)          7,705
Limited Maturity......    237,630           834         (2,085)         (1,251)
Robertson Stephens....     45,590         3,751           (985)          2,766

Capital Loss Carryforwards

At December 31, 1996, for federal income tax purposes, capital loss carryforwards ($ in thousands) which may be applied against future net taxable realized gains of each succeeding year until the earlier of utilization or expiration in 2004 were: $3,901 for PIMCO, $521 for Founders, $1,177 for Limited Maturity, and $8 for Robertson Stephens.

Reporting of Distributions

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Other financial statement reclassifications, due to permanent differences between book and tax accounting, had no effect on the net assets or net asset value per share.

5.  WRITTEN OPTION TRANSACTIONS

Written option transactions entered into during the year ended December 31, 1996 are summarized as follows ($ in thousands):

                                 PIMCO                   LIMITED MATURITY
                        ------------------------     ------------------------
                           NUMBER                       NUMBER
     PUT OPTIONS        OF CONTRACTS     PREMIUM     OF CONTRACTS     PREMIUM
----------------------  ------------     -------     ------------     -------
Balance at beginning
 of year..............        80         $   32            --           $--
Written...............     1,262          1,014           143            44
Expired...............       (80)           (32)           --            --
Exercised.............      (100)          (115)           --            --
Closing buys..........      (200)          (230)           --            --
                           -----         ------         -----         -----
Balance at end of
 year.................       962         $  669           143           $44
                           =====         ======         =====         =====

--------------------------------------------------------------------------------

                                          INTERNATIONAL BOND
                             ---------------------------------------------
                                 CALL OPTIONS             PUT OPTIONS
                             --------------------     --------------------
                             PRINCIPAL                PRINCIPAL
                             IN LOCAL                 IN LOCAL
                             CURRENCY                 CURRENCY
                              (000)       PREMIUM      (000)       PREMIUM
                             --------     -------     --------     -------
Balance at beginning of
 year:
British Pound..............      12        $  13          --        $  --
German Deutschemark........      23           24          --           --
Italian Lira...............       2            2          --           --
Japanese Yen...............      --           --          13           16
Swedish Kroner.............      13           16          --           --
                                          ------                    -----
                                              55                       16
                                          ------                    -----
Written:
Australian Dollar..........      --           --           8            5
British Pound..............      12           16          --           --
German Deutschemark........      63           40          50           54
Italian Lira...............      14           10          --           --
Japanese Yen...............      --           --          38           43
Swedish Kroner.............      48           46          10            9
                                          ------                    -----
                                             112                      111
                                          ------                    -----
Expired:
British Pound..............     (12)         (13)         --           --
German Deutschemark........     (23)         (24)        (50)         (54)
Italian Lira...............     (16)         (12)         --           --
Japanese Yen...............      --           --         (38)         (43)
Swedish Kroner.............     (27)         (30)        (10)          (9)
                                          ------                    -----
                                             (79)                    (106)
                                          ------                    -----
Closing Buys:
Australian Dollar..........      --           --          (8)          (5)
British Pound..............     (12)         (16)         --           --
German Deutschemark........     (63)         (40)         --           --
Japanese Yen...............      --           --         (13)         (16)
Swedish Kroner.............     (34)         (32)         --           --
                                          ------                    -----
                                             (88)                     (21)
                                          ------                    -----
Balance at end of year.....                $  --                    $  --
                                          ======                    =====

At December 31, 1996, PIMCO and Limited Maturity had sufficient cash and/or securities at least equal to the value of written options.

                                    APPENDIX

                 Description of Certain Debt Securities Ratings

Moody's Investors Service, Inc. ("Moody's")

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's")

         AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-) -- Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

         c -- The letter c indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

         L -- The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same and right capacity, will be honored for principal and accrued predefault interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

         p -- The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         * -- Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         r -- The r is attached to highlight derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to noncredit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities.

Description of Certain Commercial Paper Ratings

Moody's

         Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 -- Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

         A-1 -- This highest category indicates that the degree of safety regarding time payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.